    As filed with the Securities and Exchange Commission on November 9, 2000

                                             1933 Act Registration No. 33-87254
                                             1940 Act Registration No. 811-8764

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-lA

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]
                                                                  -----
                       Pre-Effective Amendment No.        [   ]
                                                  ------- -----

                      Post-Effective Amendment No.   10   [ X ]
                                                   ------ -----

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
                                                                      -----

                             Amendment No.   12   [ X ]
                                           ------ -----

                        (Check appropriate box or boxes.)

                     PAINEWEBBER PACE SELECT ADVISORS TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (212) 713-2000

                              AMY R. DOBERMAN, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                          New York, New York 10019-6028
                     (Name and address of agent for service)


                                   Copies to :
                                JON S. RAND, ESQ.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099
                            Telephone: (212) 728-8000




Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:

[   ] Immediately upon filing pursuant to Rule 485(b)
 ---
[ X ] On November 28, 2000 pursuant to Rule 485(b)
 ---
[   ] 60 days after filing pursuant to Rule 485(a)(1)
 ---
[   ] On             pursuant to Rule 485(a)(1)
 ---     -----------
[   ] 75 days after filing pursuant to Rule 485(a)(2)
 ---
[   ] On             pursuant to Rule 485(a)(2)
 ---     -----------

Title of Securities Being Registered:  Shares of Beneficial Interest.

  PACE Money Market Investments

                               --------------------
                                    PROSPECTUS
                                 NOVEMBER   , 2000
                         ----------------------------------

This Prospectus offers shares of PACE Money Market Investments, a series of PaineWebber PACE-SM- Select Advisors Trust, to participants in the PaineWebber PACE-SM- Multi Advisor Program. The PaineWebber PACE-SM- Multi Advisor Program is designed to assist you in devising an asset allocation strategy to meet your individual needs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber PACE Money Market Investments

                                    Contents
                                    THE FUND

--------------------------------------------------------------------------------

What every investor                3            Investment Objective, Strategies and Risks
should know about
the fund                           4            Performance
                                   5            Expenses and Fee Tables
                                   6            More About Risks and Investment Strategies

                                YOUR INVESTMENT

--------------------------------------------------------------------------------

Information for                    7            Investing in the Fund
managing your fund                              --Buying Shares
account                                         --The PaineWebber PACE-SM- Multi Advisor
                                                Program
                                                --Selling Shares
                                                --Pricing and Valuation

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

Additional important               9            Management
information about
the fund                          10            Dividends and Taxes
                                  11            Financial Highlights

--------------------------------------------------------------------------------

Where to learn more                             Back Cover
about the fund

                            The fund is not a complete or
                            balanced investment program.

--------------------------------------------------------------------------------
                               Prospectus Page 2

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber PACE Money Market Investments

                         PACE Money Market Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Current income consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in U.S. dollars.

Mitchell Hutchins Asset Management Inc., the fund's manager and investment adviser, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. Mitchell Hutchins considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by the fund are:

- CREDIT RISK -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK -- The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

- FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber PACE Money Market Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE-SM- Multi Advisor Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table does reflect the annual PACE-SM- Multi Advisor Program fee.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  5.05%
1997  5.27%
1998  5.21%
1999  4.82%

CALENDAR YEAR

Total Return January 1 to September 30, 2000 -- 4.44%
Best quarter during calendar years shown: 4th quarter, 1997 -- 1.33% Worst quarter during calendar years shown: 1st quarter, 1999 -- 1.12%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999

INCEPTION DATE                                                (8/24/95)
--------------                                                ---------
One Year....................................................    3.26%
Life of Fund................................................    3.55%

--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber PACE Money Market Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................  None
Maximum Deferred Sales Charge (Load) (as a % of offering
  price)....................................................  None
Maximum Annual Account Fee for PaineWebber PACE-SM- Multi
  Advisor Program (as a % of average value of shares held on the last calendar day of the previous quarter)............  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.15%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.80%
                                                              ----
Total Annual Fund Operating Expenses........................  0.95%
                                                              ====
Expense Reimbursements**....................................  0.45%
                                                              ----
Net Expenses**..............................................  0.50%
                                                              ====

---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.

** The fund and Mitchell Hutchins have entered into a written expense reimbursement agreement. Mitchell Hutchins is contractually obligated to reimburse the fund to the extent that the fund's expenses through December 1, 2001, otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE-SM- Multi Advisor Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $203      $721      $1,265     $2,752

--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber PACE Money Market Investments

                   MORE ABOUT RISKS AND INVESTMENT STRATEGIES

--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality money market instruments are subject to some credit risk.

INTEREST RATE RISK. The value of money market instruments generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in money market instruments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income generally will tend to fall more slowly.

FOREIGN INVESTING RISK. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.

ADDITIONAL INVESTMENT STRATEGIES

Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. The fund's investment strategies are designed to comply with these requirements.

Mitchell Hutchins may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based on an assessment of the relative values of various money market instruments and future interest rate patterns. Mitchell Hutchins also may buy or sell money market instruments to take advantage of yield differences.

--------------------------------------------------------------------------------
                               Prospectus Page 6

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                            ------------------------
                   PaineWebber PACE Money Market Investments

                             INVESTING IN THE FUND

--------------------------------------------------------------------------------

BUYING SHARES
If you are a participant in the PaineWebber PACE-SM- Multi Advisor Program, you may buy shares of the fund through a managed account maintained with PaineWebber Incorporated. Payment for investments made through the PACE-SM- Multi Advisor Program is made by debiting this account. Your payment for fund shares is due no later than the first business day after the order is placed. You may place an order only after you have executed the necessary PACE-SM- Multi Advisor Program documentation and made an asset allocation decision. Your Financial Advisor is responsible for promptly forwarding your order to PaineWebber's headquarters.

The fund and PaineWebber reserve the right to reject a purchase order or suspend the offering of fund shares.

THE PAINEWEBBER PACE-SM- MULTI ADVISOR PROGRAM

The PACE-SM- Multi Advisor Program is described in detail in the PACE-SM- Multi Advisor Disclosure Document, the PACE-SM- Multi Advisor Investment Advisory Agreement and other Program documents. The description of the PACE-SM- Multi Advisor Program in this Prospectus is only a brief summary of certain features of the Program and is not intended as a complete description.

The PaineWebber PACE-SM- Multi Advisor Program is an advisory program sponsored by PaineWebber that includes comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of shares in no-load, low-load and load-waived funds and a quarterly investment performance review. PaineWebber has no investment discretion over your PACE-SM- Multi Advisor Program account except to the extent required to permit automatic rebalancing of your account if you elect that service. Otherwise, you will make all the investment decisions.

The fund is one of several funds used as vehicles to implement the long-term asset allocation strategies recommended through the PACE-SM- Multi Advisor Program based on an evaluation of your investment objectives and risk tolerances.

The minimum initial aggregate investment in the PACE-SM- Multi Advisor Program is $10,000 and is subject to the minimum investment requirements of the funds in the Program. Any subsequent investment in the Program must be at least $500 if invested proportionately among the funds.

It is possible that PaineWebber's periodic recommendations for adjustments in the allocation of your assets among different funds may not be successful or may not be developed, transmitted and acted upon quickly enough to avoid market shifts, which can be sudden and substantial. You are urged to consider carefully PaineWebber's asset allocation recommendations in light of your investment needs and to act promptly upon any recommended reallocation of assets.

PAINEWEBBER PACE-SM- MULTI ADVISOR PROGRAM FEE

For the services provided to you under the PACE-SM- Multi Advisor Program, you will pay PaineWebber a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the funds held in your account under the Program. This quarterly fee is generally charged to your PaineWebber account. Employees of PaineWebber and its affiliates may participate in the PACE-SM- Multi Advisor Program at a reduced fee or for no fee.

PaineWebber Financial Advisors receive a portion of the PACE-SM- Program Fee for the services they provide to participants.

As a PACE-SM- Multi Advisor Program participant, you may incur greater total fees and expenses than investors purchasing shares of similar funds without the benefit of these professional asset allocation recommendations.

SELLING SHARES

You can sell your fund shares at any time. You may sell your shares by contacting your PaineWebber Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to PaineWebber's headquarters. After it receives and accepts your request, PaineWebber repurchases your

--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber PACE Money Market Investments

fund shares. You generally will receive the proceeds of the sale within the first business day after PaineWebber receives the order.

PaineWebber reserves the right not to repurchase your shares. In that case, PaineWebber forwards your request to sell your shares to the fund's transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

- Your name and address;

- The fund's name;

- Your account number;

- The dollar amount or number of shares you want to sell; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

PaineWebber may terminate your participation in the PACE-SM- Multi Advisor Program if the value of your assets in the Program declines or is reduced to less than $7,500. If PaineWebber elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum or more within 30 days. This notice may appear on your account statement. PaineWebber will not terminate your participation in the Program if the value of your account falls below $7,500 solely as a result of a reduction in net asset value per share of the funds or redemptions to pay Program fees.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

PRICING AND VALUATION

The price at which you may buy or sell the fund's shares is based on the next net asset value per share calculated after your order is placed. The fund calculates its net asset value on days that the New York Stock Exchange is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund's net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. The fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

--------------------------------------------------------------------------------
                               Prospectus Page 8

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber PACE Money Market Investments

                                   MANAGEMENT

--------------------------------------------------------------------------------

MANAGER AND INVESTMENT ADVISER


Mitchell Hutchins Asset Management Inc. is the fund's manager and administrator and also provides investment advisory services. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is an indirect wholly owned asset management subsidiary of Paine Webber Group Inc. ("PW Group"), which is a wholly owned subsidiary of UBS AG.



UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On September 30, 2000, Mitchell Hutchins was adviser or sub-adviser to 31 investment companies with 75 separate portfolios and aggregate assets of approximately $57.9 billion.



The fund has received an exemptive order from the SEC to permit the board to select and replace investment advisers and to amend the sub-advisory contracts between Mitchell Hutchins and the investment advisers without obtaining shareholder approval.


ADVISORY AND ADMINISTRATION FEES


The fund pays fees to Mitchell Hutchins for administrative services and advisory services at the annual contract rates of 0.20% and 0.15%, respectively, of the fund's average daily net assets. During the fiscal year ended July 31, 2000, Mitchell Hutchins waived all its administrative and advisory fees.


PORTFOLIO MANAGER


Susan P. Ryan, a senior vice president of Mitchell Hutchins, is primarily responsible for the day-to-day management of the fund's portfolio. She has held her fund responsibilities since its inception.


--------------------------------------------------------------------------------
                               Prospectus Page 9

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber PACE Money Market Investments

                              DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

DIVIDENDS

The fund normally declares dividends daily and pays them monthly. Shares of the fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

You will receive dividends in additional shares of the fund unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. The fund expects that its dividends will be taxed as ordinary income. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

The fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain on the sale of fund shares so long as the fund maintains a share price of $1.00.

As noted above, shareholders will pay the PACE-SM- Multi Advisor Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes.

See the SAI for a a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber PACE Money Market Investments

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand the fund's financial performance for the periods shown. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends.

This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.

                                                 PACE
                                       MONEY MARKET INVESTMENTS
                           -------------------------------------------------
                                FOR THE YEARS ENDED
                                      JULY 31,              FOR THE PERIOD
                           ------------------------------        ENDED
                            2000    1999    1998    1997    JULY 31, 1996+
                           ------  ------  ------  ------  -----------------
Net asset value,
beginning of period......  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $            1.00
                           ------  ------  ------  ------  -----------------
Net investment income....    0.05    0.05    0.05    0.05               0.05
                           ------  ------  ------  ------  -----------------
Dividends from net
investment income........   (0.05)  (0.05)  (0.05)  (0.05)             (0.05)
                           ------  ------  ------  ------  -----------------
Net asset value, end of
period...................  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $            1.00
                           ======  ======  ======  ======  =================
Total investment return
(1)......................    5.53%   4.85%   5.32%   5.13%              4.75%
                           ======  ======  ======  ======  =================
Ratios/Supplemental Data:
Net assets, end of period
(000's)..................  $65,521 $47,174 $25,493 $16,070 $          10,221
Expenses to average net
assets, net of fee
waivers and expense
reimbursements...........    0.50%   0.50%   0.50%   0.50%              0.50%*
Expenses to average net
assets, before fee
waivers and expense
reimbursements...........    0.95%   1.07%   1.20%   1.89%              2.40%*
Net investment income to
average net assets, net
of fee waivers and
expense reimbursements...    5.46%   4.70%   5.20%   5.04%              4.93%*
Net investment income to
average net assets,
before fee waivers and
expense
reimbursements...........    5.01%   4.13%   4.50%   3.65%              3.03%*

-----------


  +  For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
  *  Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE-SM- Multi Advisor Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 11

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                            ------------------------
                   PaineWebber PACE Money Market Investments

TICKER SYMBOL

PACE Money Market Investments                                 PCEXX

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in its annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and its SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the fund:

-For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's
 Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet website at:
  http://www.sec.gov

PaineWebber PACE Select Advisors Trust
Investment Company Act File No. 811-8764

-C- 2000 PaineWebber Incorporated. All rights reserved.

                                ---------------
--------------------------------------------------------------------------------

                  SUBJECT TO COMPLETION PRELIMINARY PROSPECTUS
                             DATED NOVEMBER 9, 2000


PaineWebber PACE Select Advisors Trust

  PACE Money Market Investments

  PACE Government Securities Fixed Income Investments

  PACE Intermediate Fixed Income Investments

  PACE Strategic Fixed Income Investments

  PACE Municipal Fixed Income Investments

  PACE Global Fixed Income Investments

  PACE Large Company Value Equity Investments

  PACE Large Company Growth Equity Investments

  PACE Small/Medium Company Value Equity Investments

  PACE Small/Medium Company Growth Equity Investments

  PACE International Equity Investments

  PACE International Emerging Markets Equity Investments

                               --------------------
                                    PROSPECTUS
                                 NOVEMBER   , 2000
                         ----------------------------------

This prospectus offers Class P shares of the twelve funds in the Trust to participants in the PaineWebber PACE-SM- Program. The PACE Program and these funds are designed to assist you in devising an asset allocation strategy to meet your individual needs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

THE INFORMATION IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                                    Contents
                                   THE FUNDS

--------------------------------------------------------------------------------

What every investor              PACE Money Market Investments
should know about                  4                   Investment Objective, Strategies and
                                                       Risks
the funds                          5                   Performance
                                   6                   Expenses and Fee Tables
                                 PACE Government Securities Fixed Income Investments
                                   7                   Investment Objective, Strategies and
                                                       Risks
                                   8                   Performance
                                   9                   Expenses and Fee Tables
                                 PACE Intermediate Fixed Income Investments
                                  10                   Investment Objective, Strategies and
                                                       Risks
                                  11                   Performance
                                  12                   Expenses and Fee Tables
                                 PACE Strategic Fixed Income Investments
                                  13                   Investment Objective, Strategies and
                                                       Risks
                                  14                   Performance
                                  15                   Expenses and Fee Tables
                                 PACE Municipal Fixed Income Investments
                                  16                   Investment Objective, Strategies and
                                                       Risks
                                  17                   Performance
                                  18                   Expenses and Fee Tables
                                 PACE Global Fixed Income Investments
                                  19                   Investment Objective, Strategies and
                                                       Risks
                                  21                   Performance
                                  22                   Expenses and Fee Tables
                                 PACE Large Company Value Equity Investments
                                  23                   Investment Objective, Strategies and
                                                       Risks
                                  24                   Performance
                                  25                   Expenses and Fee Tables
                                 PACE Large Company Growth Equity Investments
                                  26                   Investment Objective, Strategies and
                                                       Risks
                                  27                   Performance
                                  28                   Expenses and Fee Tables
                                 PACE Small/Medium Company Value Equity Investments
                                  29                   Investment Objective, Strategies and
                                                       Risks
                                  30                   Performance
                                  31                   Expenses and Fee Tables
                                 PACE Small/Medium Company Growth Equity Investments
                                  32                   Investment Objective, Strategies and
                                                       Risks
                                  33                   Performance
                                  34                   Expenses and Fee Tables
                                 PACE International Equity Investments
                                  35                   Investment Objective, Strategies and
                                                       Risks
                                  36                   Performance
                                  37                   Expenses and Fee Tables
                                 PACE International Emerging Markets Equity Investments
                                  38                   Investment Objective, Strategies and
                                                       Risks
                                  39                   Performance
                                  40                   Expenses and Fee Tables
                                  41                   More About Risks and Investment
                                                       Strategies

--------------------------------------------------------------------------------
                               Prospectus Page 2

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                                YOUR INVESTMENT

--------------------------------------------------------------------------------

Information for                   44                   Investing in the Funds
managing your fund                                     --Buying Shares
account                                                --The PaineWebber PACE-SM- Program
                                                       --Selling Shares
                                                       --Pricing and Valuation

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


Additional important              46                   Management
information about                 51                   Dividends and Taxes
the funds                         52                   Financial Highlights
                                 A-1                   Appendix A
                                 B-1                   Appendix B


--------------------------------------------------------------------------------

Where to learn more                                    Back Cover
about these funds

                            The funds are not complete or
                            balanced investment programs.

--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber PACE Money Market Investments

                         PACE Money Market Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Current income consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in U.S. dollars.

Mitchell Hutchins Asset Management Inc., the fund's manager and investment adviser, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. Mitchell Hutchins considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by the fund are:

- CREDIT RISK -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

- INTEREST RATE RISK -- The value of the fund's investments generally will fall when short term interest rates rise, and its yield will tend to lag behind prevailing rates.

- FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber PACE Money Market Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table does reflect the annual PACE Program fee.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  5.05%
1997  5.27%
1998  5.21%
1999  4.82%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- 4.44%


Best quarter during calendar years shown: 4th quarter, 1997 -- 1.33%

Worst quarter during calendar years shown: 1st quarter, 1999 -- 1.12%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999

INCEPTION DATE                                                (8/24/95)
--------------                                                ---------
One Year....................................................    3.26%
Life of Fund................................................    3.55%

--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber PACE Money Market Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................  None
Maximum Deferred Sales Charge (Load)
  (as a % of offering price)................................  None
Maximum Annual Account Fee for PaineWebber PACE Program
  (as a % of average value of shares held on the last
  calendar day of the previous quarter).....................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.15%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.80%
                                                              ----
Total Annual Fund Operating Expenses........................  0.95%
                                                              ====
Expense Reimbursements**....................................  0.45%
                                                              ----
Net Expenses**..............................................  0.50%
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.

** The fund and Mitchell Hutchins have entered into a written expense reimbursement agreement. Mitchell Hutchins is contractually obligated to reimburse the fund to the extent that the fund's expenses through December 1, 2001 otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $203      $721      $1,265     $2,752

--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Government Securities Fixed Income Investments

              PACE Government Securities Fixed Income Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Current income.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in U.S. government bonds and other bonds of varying maturities, but normally limits its portfolio "duration" to between one and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund invests primarily in mortgage-backed securities issued or guaranteed by U.S. government agencies and in other U.S. government securities. The fund also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. These privately issued bonds generally have one of the two highest credit ratings, although the fund may invest to a limited extent in privately issued bonds with the third highest credit rating. The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment adviser. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, yield curve and sector and prepayment exposure, as appropriate.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


- INTEREST RATE RISK -- The value of the fund's investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


- PREPAYMENT RISK -- The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- LEVERAGE RISK -- Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- CREDIT RISK -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Government Securities Fixed Income Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.



The table that follows the bar chart shows the average annual returns for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  4.26%
1997  9.04%
1998  6.42%
1999  1.01%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- 7.19%


Best quarter during calendar years shown: 2nd quarter, 1997 -- 3.50%

Worst quarter during calendar years shown: 1st quarter, 1996 -- (1.33)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 1999

                                                                          LEHMAN BROTHERS
                                                                          MORTGAGE-BACKED
(INCEPTION DATE)                                              (8/24/95)   SECURITIES INDEX
----------------                                              ---------   ----------------
One Year....................................................   (0.49)%         1.86%
Life of Fund................................................    4.29%          6.42%

--------------------------------------------------------------------------------
                               Prospectus Page 8

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Government Securities Fixed Income Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................  None
Maximum Deferred Sales Charge (Load)
  (as a % of offering price)................................  None
Maximum Annual Account Fee for PaineWebber PACE Program
  (as a % of average value of shares held on the last
  calendar day of the previous quarter).....................   1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................   0.50%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................   0.41%
                                                              -----
Total Annual Fund Operating Expenses........................   0.91%+
                                                              =====
Management Fee Waiver/Expense Reimbursements**..............   0.04%
                                                              -----
Net Expenses**..............................................   0.87%+
                                                              =====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into a written agreement under which Mitchell Hutchins is contractually obligated to waive its management fee and/or reimburse the fund to the extent that the fund's expenses through December 1, 2002 otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.



+ Includes 0.02% of interest expense related to reverse repurchase agreements during the year ended July 31, 2000.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $240      $748      $1,282     $2,743

--------------------------------------------------------------------------------
                               Prospectus Page 9

--------------------------------------------------------------------------------
                            ------------------------
             PaineWebber PACE Intermediate Fixed Income Investments

                   PACE Intermediate Fixed Income Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Current income, consistent with reasonable stability of principal.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in bonds of varying maturities, but normally limits its overall portfolio "duration" to between two and four and one-half years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund invests primarily in U.S. and foreign government bonds, U.S. and foreign corporate bonds and bonds that are backed by mortgages or other assets. The fund limits its investments to investment grade bonds. The fund also may invest in preferred stocks.

The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies of developed countries. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Metropolitan West Asset Management, LLC ("MWAM") to serve as the fund's investment adviser. MWAM decides to buy specific bonds for the fund based on its value added strategies, with the goal of outperforming the Lehman Brothers Intermediate Government Credit Index while maintaining below average volatility. These strategies are anchored by MWAM's long-term economic outlook and include managing interest rate risk through limited duration shifts, yield curve management, diversifying the fund's investments across all permitted investment sectors while overweighting the most attractive sectors, identifying undervalued securities and aggressive execution. MWAM generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of the fund's portfolio.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


- INTEREST RATE RISK -- The value of the fund's investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


- CREDIT RISK -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- PREPAYMENT RISK -- The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.


- SINGLE ISSUER CONCENTRATION RISK -- Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.


- FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar.

- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
                            ------------------------
             PaineWebber PACE Intermediate Fixed Income Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.



The table that follows the bar chart shows the average annual returns for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which MWAM assumed day-to-day management of the fund's assets. Prior to that date, another investment adviser was responsible for managing the fund's assets. See Appendix A for information about the historical performance of private accounts managed by MWAM with substantially similar investment objectives, policies and strategies to those of the fund.


TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  3.14%
1997   7.45%
1998   7.36%
1999  -0.11%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- 6.18%


Best quarter during calendar years shown: 3rd quarter, 1998 -- 4.17%

Worst quarter during calendar years shown: 1st quarter, 1996 -- (1.13)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999

                                                                           LEHMAN BROTHERS
                                                                            INTERMEDIATE
(INCEPTION DATE)                                           (8/24/95)   GOVERNMENT CREDIT INDEX
----------------                                           ---------   -----------------------
One Year.................................................   (1.59)%              0.39%
Life of Fund.............................................    3.41%               5.74%

--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
                            ------------------------
             PaineWebber PACE Intermediate Fixed Income Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................  None
Maximum Deferred Sales Charge (Load)
  (as a % of offering price)................................  None
Maximum Annual Account Fee for PaineWebber PACE Program
  (as a % of average value of shares held on the last
  calendar day of the previous quarter).....................   1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................   0.40%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................   0.39%
                                                               ----
Total Annual Fund Operating Expenses........................   0.79%
                                                               ====


---------


 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------   --------   --------   --------
 $231       $714      $1,224     $2,625

--------------------------------------------------------------------------------
                               Prospectus Page 12

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Strategic Fixed Income Investments

                    PACE Strategic Fixed Income Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Total return consisting of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between three and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund invests primarily in investment grade bonds of governmental and private issuers in the United States and foreign countries, including bonds that are backed by mortgages or other assets, and in bonds that are convertible into common stock. The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment adviser. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, yield curve, sector and prepayment exposure, as appropriate.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


- INTEREST RATE RISK -- The value of the fund's investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


- PREPAYMENT RISK -- The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- CREDIT RISK -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade

- FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- LEVERAGE RISK -- Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Strategic Fixed Income Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.



The table that follows the bar chart shows the average annual returns for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  3.22%
1997  10.19%
1998   8.22%
1999  -2.74%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- 6.31%


Best quarter during calendar years shown: 3rd quarter, 1998 -- 4.52%

Worst quarter during calendar years shown: 1st quarter, 1996 -- (2.21)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999

                                                                           LEHMAN BROTHERS
                                                                         GOVERNMENT/CORPORATE
(INCEPTION DATE)                                             (8/24/95)          INDEX
----------------                                             ---------   --------------------
One Year...................................................   (4.19)%           (2.15)%
Life of Fund...............................................    4.98%             5.84%

--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Strategic Fixed Income Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................  None
Maximum Deferred Sales Charge (Load)
  (as a % of offering price)................................  None
Maximum Annual Account Fee for PaineWebber PACE Program
  (as a % of average value of shares held on the last
  calendar day of the previous quarter).....................   1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................   0.50%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................   0.39%
                                                               ----
Total Annual Fund Operating Expenses........................   0.89%
                                                               ====
Management Fee Waiver/Expense Reimbursements**..............   0.04%
                                                               ----
Net Expenses**..............................................   0.85%
                                                               ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into a written agreement under which Mitchell Hutchins is contractually obligated to waive its management fee and/or reimburse the fund to the extent that the fund's expenses through December 1, 2002 otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $238      $742      $1,272     $2,723

--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Municipal Fixed Income Investments

                    PACE Municipal Fixed Income Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

High current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests substantially all of its assets in investment grade municipal bonds of varying maturities. These are bonds and similar securities that are exempt from federal income tax. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax (AMT) so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment adviser believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.

The fund normally limits its portfolio "duration" to between three and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the U.S. Treasury or other U.S. government guaranteed securities.

The fund limits its investments in municipal bonds with the lowest investment grade rating to 15% of its total assets at the time the bonds are purchased. The fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage its portfolio duration.


Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Standish, Ayer & Wood, Inc. ("Standish") to serve as the fund's investment adviser. In deciding which securities to buy for the fund, Standish seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Standish uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Standish also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


- INTEREST RATE RISK -- The value of the fund's investments generally will fall when interest rates rise. Some municipal bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


- CREDIT RISK -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.


- POLITICAL RISK -- The fund's investments may be significantly affected by political changes, including legislative proposals which may make municipal bonds less attractive in comparison to taxable bonds.



- RELATED SECURITIES CONCENTRATION RISK -- Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.


- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Municipal Fixed Income Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.



The table that follows the bar chart shows the average annual returns for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to June 1, 2000, which is the date on which Standish assumed day-to-day management of the fund's assets. Prior to that date, another investment adviser was responsible for managing the fund's assets. See Appendix A for information about the performance of a mutual fund and private accounts managed by Standish with substantially similar investment objectives, policies and strategies to those of the fund.


TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  4.86%
1997   7.01%
1998   5.39%
1999  -2.14%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- 5.20%


Best quarter during calendar years shown: 3rd quarter, 1998 -- 2.52%

Worst quarter during calendar years shown: 2nd quarter, 1999 -- (1.21)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999

                                                                            LEHMAN BROTHERS
                                                                          MUNICIPAL FIVE-YEAR
(INCEPTION DATE)                                              (8/24/95)          INDEX
----------------                                              ---------   -------------------
One Year....................................................   (3.60)%           0.73%
Life of Fund................................................    3.02%            4.49%

--------------------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Municipal Fixed Income Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................  None
Maximum Deferred Sales Charge (Load)
  (as a % of offering price)................................  None
Maximum Annual Account Fee for PaineWebber PACE Program
  (as a % of average value of shares held on the last
  calendar day of the previous quarter).....................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.40%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.49%
                                                              ----
Total Annual Fund Operating Expenses........................  0.89%
                                                              ====
Management Fee Waiver/Expense Reimbursements**..............  0.04%
                                                              ----
Net Expenses**..............................................  0.85%
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into a written expense reimbursement agreement under which Mitchell Hutchins is contractually obligated to waive its management fee and/or reimburse the fund to the extent that the fund's expenses through December 1, 2002 otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $238      $742      $1,272     $2,723


--------------------------------------------------------------------------------
                               Prospectus Page 18

--------------------------------------------------------------------------------
                            ------------------------
                PaineWebber PACE Global Fixed Income Investments

                      PACE Global Fixed Income Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

High total return.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in high-grade bonds of governmental and private issuers in the United States and developed foreign countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in lower rated bonds of governmental and private issuers in emerging markets, including bonds that are rated below investment grade.


The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.



A portion of the fund's assets normally is invested in bonds of U.S. government and private issuers. The balance of the fund's assets is allocated among bonds of governmental and private issuers in various foreign countries. The fund's investments may include mortgage-backed and asset-backed securities. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") to serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between two investment advisers and may change the allocation at any time. The relative values of each investment adviser's share of the fund's assets also may change over time.



Rogge Global Partners seeks to invest the fund assets it manages in bonds of issuers in financially healthy countries because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the fund. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of the fund assets it manages.



FFTW seeks to outperform a benchmark, the Lehman Global Aggregate Index (Unhedged), for its share of the fund's assets through an active bond selection process that relies on (1) construction of diversified portfolios,
(2) identifying the most attractive sectors and the most attractive individual securities within those sectors and (3) monitoring portfolio risk with risk management tools. FFTW divides the investment universe into three major blocs (Europe, the United States, and Japan) and analyzes in each bloc trends in economic growth, inflation, monetary and fiscal policies. FFTW decides which securities to buy for the fund by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


- INTEREST RATE RISK -- The value of the fund's investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


- FOREIGN INVESTING AND EMERGING MARKETS RISKS -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater for investments in emerging market issuers.

--------------------------------------------------------------------------------
                               Prospectus Page 19

--------------------------------------------------------------------------------
                            ------------------------
                PaineWebber PACE Global Fixed Income Investments

  Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- CREDIT RISK -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.


- SINGLE ISSUER CONCENTRATION RISK -- Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.



- PREPAYMENT RISK -- The fund's mortgage-backed and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.


- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 20

--------------------------------------------------------------------------------
                            ------------------------
                PaineWebber PACE Global Fixed Income Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.



The table that follows the bar chart shows the average annual returns for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which FFTW assumed day-to-day management of a portion of the fund's assets. Prior to that date, Rogge Global Partners was responsible for managing all the fund's assets. See Appendix A for information about the performance of a mutual fund managed by FFTW with substantially similar investment objectives, policies and strategies to those of the fund.


TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  4.59%
1997   1.00%
1998  18.60%
1999  -8.52%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- (5.43)%

Best quarter during calendar years shown: 3rd quarter, 1998 -- 8.60%

Worst quarter during calendar years shown: 1st quarter, 1999 -- (4.83)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999


                                                                         SALOMON SMITH BARNEY
                                                                           WORLD GOVERNMENT
                                                                              BOND INDEX
(INCEPTION DATE)                                             (8/24/95)        (UNHEDGED)
----------------                                             ---------   --------------------
One Year...................................................   (9.88)%           (4.27)%
Life of Fund...............................................    3.10%             4.43%


--------------------------------------------------------------------------------
                               Prospectus Page 21

--------------------------------------------------------------------------------
                            ------------------------
                PaineWebber PACE Global Fixed Income Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................  None
Maximum Deferred Sales Charge (Load)
  (as a % of offering price)................................  None
Maximum Annual Account Fee for PaineWebber PACE Program
  (as a % of average value of shares held on the last
  calendar day of the previous quarter).....................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.60%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.58%
                                                              ----
Total Annual Fund Operating Expenses........................  1.18%
                                                              ====
Management Fee Waiver/Expense Reimbursements**..............  0.23%
                                                              ----
Net Expenses**..............................................  0.95%
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into a written agreement under which Mitchell Hutchins is contractually obligated to waive its management fees and/or reimburse the fund to the extent that the fund's expenses through December 1, 2002 otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $248      $811      $1,400     $2,996

--------------------------------------------------------------------------------
                               Prospectus Page 22

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Value Equity Investments

                  PACE Large Company Value Equity Investments

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVES

Capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of U.S. companies that are believed to be undervalued and that have total market capitalizations of $4.0 billion or greater at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may invest, to a limited extent, in other securities, including stocks of companies with smaller total market capitalizations and convertible bonds that are rated below investment grade. The fund may invest up to 10% of its total assets in U.S. dollar denominated foreign securities. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


The fund's manager, Mitchell Hutchins Asset Management Inc., has selected Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and State Street Global Advisors ("SSgA") to serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets among the three investment advisers and has initially allocated approximately 50% of the fund's assets to SSgA and approximately 25% each to ICAP and Westwood. Mitchell Hutchins may change this allocation at any time. The relative value of each investment adviser's share of the fund's assets also may change over time.



In managing its share of the fund's assets, ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 20% or more relative to the market over a 12 to 18 month period. The catalyst can be thematic (E.G., global economic recovery) or company specific (E.G., a corporate restructuring or a new product). ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative or ICAP identifies another stock with greater opportunity for appreciation.



In managing its share of the fund's assets, Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecast for growth rates and earnings estimates exceeds Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies and will sell a stock if Westwood expects limited future price appreciation or the projected price/earnings ratio exceeds the three-year growth rate.



In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

- EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.


- INDEX STRATEGY RISK -- SSgA's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.


- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 23

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Value Equity Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.



The table that follows the bar chart shows the average annual returns for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to July 1, 2000, when another investment adviser was responsible for managing all the fund's assets. ICAP and Westwood each assumed day-to-day management of a portion of the fund's assets on July 1, 2000 and SSgA also assumed day-to-day management of a portion of the fund's assets on October 10, 2000. See
Appendix A for information about the performance of mutual funds and private accounts managed by ICAP and Westwood and the historical performance of private accounts managed by SSgA with substantially similar investment objectives, policies and strategies to those of the fund.


TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  25.11%
1997  24.75%
1998  18.36%
1999  -4.14%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- (1.38)%


Best quarter during calendar years shown: 4th quarter, 1998 -- 16.26%

Worst quarter during calendar years shown: 3rd quarter, 1999 -- (14.40)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 1999

                                                                          RUSSELL 1000
(INCEPTION DATE)                                              (8/24/95)   VALUE INDEX
----------------                                              ---------   ------------
One Year....................................................   (5.57)%        7.35%
Life of Fund................................................   15.20%        20.64%

--------------------------------------------------------------------------------
                               Prospectus Page 24

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Value Equity Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................  None
Maximum Deferred Sales Charge (Load)
  (as a % of offering price)................................  None
Maximum Annual Account Fee for PaineWebber PACE Program
  (as a % of average value of shares held on the last
  calendar day of the previous quarter).....................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.60%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.36%
                                                              ----
Total Annual Fund Operating Expenses........................  0.96%
                                                              ====

Management Fee Waiver**.....................................  0.07%
                                                              ----
Net Expenses**..............................................  0.89%
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into a written agreement under which Mitchell Hutchins is contractually obligated to waive its management fee through December 1, 2002 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisers as a result of the lower sub-advisory fee paid to SSgA.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two-year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $249      $767      $1,311     $2,796


--------------------------------------------------------------------------------
                               Prospectus Page 25

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Growth Equity Investments

                  PACE Large Company Growth Equity Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth and that have total market capitalizations of $4.0 billion or greater at the time of purchase. Dividend income is an incidental consideration in the investment advisers' selection of stocks for the fund.


The fund may invest, to a limited extent, in other securities, including securities convertible into stocks and stocks of companies with smaller total market capitalizations. The fund may invest up to 10% of its total assets in U.S. dollar denominated foreign securities. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


The fund's manager, Mitchell Hutchins Asset Management Inc. has selected the fund's assets between two investment advisers -- Alliance Capital Management L.P. ("Alliance Capital") and State Street Global Advisors ("SSgA") to serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between the two investment advisers and has initially allocated approximately 60% of the fund's assets to Alliance Capital and approximately 40% to SSgA. Mitchell Hutchins may change this allocation at any time. The relative values of each investment adviser's share of the fund's assets also may change over time.



In managing its share of the fund's assets, Alliance Capital follows its "disciplined growth" strategy in seeking to identify the best combinations of earnings growth and reasonable valuation in selecting stocks for the fund. Alliance Capital ranks each stock in its investment universe based on its analysts' assessments and fundamental research that includes six measures of earnings growth and valuation. The fund normally invests in stocks that rank in the top 30% of this research universe and generally sells stocks that rank in the bottom half.



In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

- EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.


- INDEX STRATEGY RISK -- SSgA's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.



- TECHNOLOGY SECTOR RISK -- The fund may invest a significant portion of its assets in the stocks of companies in the technology sector. As a result, the fund is more susceptible to the risks that are associated with that sector than a fund with a broader range of investments, and the fund's performance will be adversely affected by unfavorable developments in the technology sector.


- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 26

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Growth Equity Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.



The table that follows the bar chart shows the average annual returns for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future. Prior to November 10, 1997, another investment adviser was responsible for managing all the fund's assets. Alliance Capital assumed day-to-day management of the fund's assets on November 10, 1997 and SSgA assumed day-to-day management of a portion of the fund's assets on October 10, 2000. See Appendix A for information about the historical performance of private accounts managed by SSgA with substantially similar investment objectives, policies and strategies to those of the fund.


TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  21.24%
1997  24.79%
1998  40.05%
1999  25.25%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- (1.26)%


Best quarter during calendar years shown: 4th quarter, 1998 -- 31.80%

Worst quarter during calendar years shown: 3rd quarter, 1998 -- (14.42)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 1999

                                                                          RUSSELL 1000
(INCEPTION DATE)                                              (8/24/95)   GROWTH INDEX
----------------                                              ---------   ------------
One Year....................................................   23.38%        33.16%
Life of Fund................................................   25.07%        31.22%

--------------------------------------------------------------------------------
                               Prospectus Page 27

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Growth Equity Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................  None
Maximum Deferred Sales Charge (Load)
  (as a % of offering price)................................  None
Maximum Annual Account Fee for PaineWebber PACE Program
  (as a % of average value of shares held on the last
  calendar day of the previous quarter).....................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.60%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.34%
                                                              ----
Total Annual Fund Operating Expenses........................  0.94%
                                                              ====

Management Fee Waiver**.....................................  0.06%
                                                              ----
Net Expenses**..............................................  0.88%
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into a written agreement under which Mitchell Hutchins is contractually obligated to waive its management fee through December 1, 2002 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisers as a result of the lower sub-advisory fee paid to SSgA.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two-year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $247      $761      $1,301     $2,776

--------------------------------------------------------------------------------
                               Prospectus Page 28

--------------------------------------------------------------------------------
                            ------------------------
         PaineWebber PACE Small/Medium Company Value Equity Investments

               PACE Small/Medium Company Value Equity Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace and that have total market capitalizations of less than $4.0 billion at the time of purchase. These stocks also generally have price-to-earnings (P/E) ratios below the market average. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.


The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM") to serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between the two investment advisers and may change the allocation at any time. The relative values of each investment adviser's share of the fund's assets also may change over time.



In managing its share of the fund's assets, Ariel invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks that have a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.



In managing its share of the fund's assets, ICM invests primarily in common stocks of companies believed to offer good relative value that have either fallen into disfavor among investors or are under-researched. In deciding which stocks to buy for the fund, ICM uses a top-down analysis to identify broad sectors of the market believed to offer good relative value and then seeks to identify individual companies within those sectors that meet ICM's investment criteria. ICM also performs a bottom-up analysis to attempt to discover inefficiently priced stocks in a broad range of sectors, including those not identified in the top-down analysis. These two approaches are combined in various proportions depending on market conditions. Regardless of which approach is used to identify stock candidates, ICM also applies fundamental research analysis. ICM generally sells stocks that meet price objectives, no longer meet its selection criteria, are at risk for fundamental deterioration or when it identifies more attractive investment opportunities.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

- EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK -- Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 29

--------------------------------------------------------------------------------
                            ------------------------
         PaineWebber PACE Small/Medium Company Value Equity Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.



The table that follows the bar chart shows the average annual returns for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 4, 1999, when another investment adviser was responsible for managing all the fund's assets. Ariel assumed day-to-day management of a portion of the fund's assets on October 4, 1999 and ICM assumed responsibility for managing a portion of the fund's assets on October 10, 2000. See Appendix A for information about the performance of a mutual fund and private accounts managed by Ariel and the historical performance of private accounts managed by ICM with substantially similar investment objectives, policies and strategies to those of the fund.


TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  22.35%
1997  37.26%
1998  -9.34%
1999  -2.79%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- 4.00%


Best quarter during calendar years shown: 2nd quarter, 1999 -- 21.25%

Worst quarter during calendar years shown: 3rd quarter, 1998 -- (20.00)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 1999

                                                                          RUSSELL 2500
(INCEPTION DATE)                                              (8/24/95)   VALUE INDEX
----------------                                              ---------   ------------
One Year....................................................   (4.24)%        1.49%
Life of Fund................................................    7.76%        13.13%

--------------------------------------------------------------------------------
                               Prospectus Page 30

--------------------------------------------------------------------------------
                            ------------------------
         PaineWebber PACE Small/Medium Company Value Equity Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................  None
Maximum Deferred Sales Charge (Load)
  (as a % of offering price)................................  None
Maximum Annual Account Fee for PaineWebber PACE Program
  (as a % of average value of shares held on the last
  calendar day of the previous quarter).....................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.60%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.41%
                                                              ----
Total Annual Fund Operating Expenses........................  1.01%
                                                              ====
Management Fee Waiver/Expense Reimbursements**..............  0.01%
                                                              ----
Net Expenses**..............................................  1.00%
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into a written agreement under which Mitchell Hutchins is contractually obligated to waive its management fee and/or reimburse the fund to the extent that the fund's expenses through December 1, 2002 otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $253      $781      $1,335     $2,845


--------------------------------------------------------------------------------
                               Prospectus Page 31

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Small/Medium Company Growth Equity Investments

              PACE Small/Medium Company Growth Equity Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market and that have total market capitalizations of less than $4.0 billion at the time of purchase. Dividend income is an incidental consideration in the investment adviser's selection of stocks for the fund.


The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Delaware Management Company to serve as the fund's investment adviser. In deciding which stocks to buy for the fund, Delaware Management Company employs a bottom-up, fundamental analysis to identify companies that have substantially above average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Delaware Management Company also considers the quality of a company's management team and the strength of its finances and internal controls in selecting stocks for the fund. Although Delaware Management Company follows companies in a full range of market sectors, it may focus on a limited number of attractive industries. Delaware Management Company generally sells stocks that no longer meet its selection criteria, are at risk for fundamental deterioration or when it identifies more attractive investment opportunities.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

- EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK -- Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.


- TECHNOLOGY SECTOR RISK -- The fund may invest a significant portion of its assets in the stocks of companies in the technology sector. As a result, the fund is more susceptible to the risks that are associated with that sector than a fund with a broader range of investments, and the fund's performance may be adversely affected by unfavorable developments in the technology sector.


- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 32

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Small/Medium Company Growth Equity Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.



The table that follows the bar chart shows the average annual returns for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to December 17, 1996, which is the date on which Delaware Management Company assumed day-to-day management of the fund's assets. Prior to that date, another investment adviser was responsible for managing the fund's assets.


TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996   7.36%
1997  21.73%
1998  14.85%
1999  78.75%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- 20.94%


Best quarter during calendar years shown: 4th quarter, 1999 -- 38.15%

Worst quarter during calendar years shown: 3rd quarter, 1998 -- (15.44)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 1999

                                                                          RUSSELL 2500
(INCEPTION DATE)                                              (8/24/95)   GROWTH INDEX
----------------                                              ---------   ------------
One Year....................................................   76.09%        55.48%
Life of Fund................................................   23.15%        19.95%

--------------------------------------------------------------------------------
                               Prospectus Page 33

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Small/Medium Company Growth Equity Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................  None
Maximum Deferred Sales Charge (Load)
  (as a % of offering price)................................  None
Maximum Annual Account Fee for PaineWebber PACE Program
  (as a % of average value of shares held on the last
  calendar day of the previous quarter).....................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.60%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.36%
                                                              ----
Total Annual Fund Operating Expenses........................  0.96%
                                                              ====


---------


 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $248      $766      $1,310     $2,795

--------------------------------------------------------------------------------
                               Prospectus Page 34

--------------------------------------------------------------------------------
                            ------------------------
               PaineWebber PACE International Equity Investments

                     PACE International Equity Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in U.S. securities markets.

The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Martin Currie Inc. to serve as the fund's investment adviser. Martin Currie Inc. looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, Martin Currie Inc. considers such factors as economic and political stability, breadth and liquidity of the market, the nature of local investors, the currency outlook, valuation and the settlement system. Martin Currie Inc. generally sells securities when either the country or the issuer no longer meets these selection criteria or when it identifies more attractive investment opportunities.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

- EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 35

--------------------------------------------------------------------------------
                            ------------------------
               PaineWebber PACE International Equity Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.



The table that follows the bar chart shows the average annual returns for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  10.30%
1997   9.46%
1998  16.34%
1999  35.65%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- (12.71)%


Best quarter during calendar years shown: 4th quarter, 1999 -- 24.39%

Worst quarter during calendar years shown: 3rd quarter, 1998 -- (14.64)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 1999


                                                                           MSCI EUROPE,
                                                                           AUSTRALASIA
                                                                               AND
(INCEPTION DATE)                                              (8/24/95)   FAR EAST INDEX
----------------                                              ---------   --------------
One Year....................................................   33.63%         26.96%
Life of Fund................................................   15.13%         13.70%


--------------------------------------------------------------------------------
                               Prospectus Page 36

--------------------------------------------------------------------------------
                            ------------------------
               PaineWebber PACE International Equity Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................  None
Maximum Deferred Sales Charge (Load)
  (as a % of offering price)................................  None
Maximum Annual Account Fee for PaineWebber PACE Program
  (as a % of average value of shares held on the last
  calendar day of the previous quarter).....................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.70%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.46%
                                                              ----
Total Annual Fund Operating Expenses........................  1.16%
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $269      $826      $1,410     $2,993

--------------------------------------------------------------------------------
                               Prospectus Page 37

--------------------------------------------------------------------------------
                            ------------------------
       PaineWebber PACE International Emerging Markets Equity Investments

             PACE International Emerging Markets Equity Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISK

--------------------------------------------------------------------------------

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. For example, the fund's investment adviser, has determined, based on an analysis of current economic and political factors pertaining to Hong Kong SAR, that Hong Kong SAR should be considered as an emerging market country for purposes of the Fund's eligible investments. The fund may not always diversify its investments on a geographic basis among emerging market countries.


The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies that invest in emerging markets. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Schroder Investment Management North America Inc. ("SIMNA") to serve as the fund's investment adviser. SIMNA focuses on companies that it believes have a sustainable competitive advantage and growth potential that is undervalued by other investors. SIMNA allocates the fund's assets among emerging market countries based on its assessment of the likelihood that those countries will have favorable long-term business environments. In deciding which securities within a country to buy for the fund, SIMNA analyzes historical growth rates and future growth prospects, management capability and profit margins. SIMNA's evaluation of securities reflects information available from the extensive network of locally based analysts maintained by SIMNA and its affiliates. SIMNA generally sells securities when either the country or the issuer no longer meets these selection criteria or when it identifies more attractive investment opportunities.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

- EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater for investments in emerging market issuers.

- GEOGRAPHIC CONCENTRATION RISK -- To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 38

--------------------------------------------------------------------------------
                            ------------------------
       PaineWebber PACE International Emerging Markets Equity Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee; if it did, the total returns shown would be lower.



The table that follows the bar chart shows the average annual returns for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996    8.52%
1997   -4.72%
1998  -24.43%
1999   61.85%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- (24.35)%


Best quarter during calendar years shown: 4th quarter, 1999 -- 27.14% Worst quarter during calendar years shown: 3rd quarter, 1998 -- (21.52)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999


                                                                            MSCI
                                                                          EMERGING
                                                                          MARKETS
                                                                            FREE
(INCEPTION DATE)                                              (8/24/95)    INDEX
----------------                                              ---------   --------
One Year....................................................   59.43%      66.41%
Life of Fund................................................    3.51%       3.14%


--------------------------------------------------------------------------------
                               Prospectus Page 39

--------------------------------------------------------------------------------
                            ------------------------
       PaineWebber PACE International Emerging Markets Equity Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................  None
Maximum Deferred Sales Charge (Load)
  (as a % of offering price)................................  None
Maximum Annual Account Fee for PaineWebber PACE Program
  (as a % of average value of shares held on the last
  calendar day of the previous quarter).....................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.90%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.85%
                                                              ----
Total Annual Fund Operating Expenses........................  1.75%
                                                              ====
Management Fee Waiver/Expense Reimbursements**..............  0.25%
                                                              ----
Net Expenses**..............................................  1.50%
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into a written agreement. Mitchell Hutchins is contractually obligated to waive its management fee and/or reimburse the fund to the extent that the fund's expenses through December 1, 2002 otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $303      $978      $1,676     $3,532

--------------------------------------------------------------------------------
                               Prospectus Page 40

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                   MORE ABOUT RISKS AND INVESTMENT STRATEGIES

--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment Objective, Strategies and Risks" heading for that fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.


DERIVATIVES RISK. The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. A fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.


EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A fund may lose a substantial part, or even all, of its investment in a company's stock.


FOREIGN INVESTING AND EMERGING MARKETS RISKS. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.



Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.


GEOGRAPHIC CONCENTRATION RISK. PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.


INDEX STRATEGY RISK. Performance of the portions of PACE LARGE COMPANY VALUE EQUITY INVESTMENTS and PACE


--------------------------------------------------------------------------------
                               Prospectus Page 41

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust


LARGE COMPANY GROWTH EQUITY INVESTMENTS managed by SSgA may deviate from that of an index because of shareholder purchases and sales of shares, which can occur daily, and because of fees and expenses borne by a fund.



INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Interest rate risk is the primary source of risk for U.S. government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.



Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.


LEVERAGE RISK. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration.

LIMITED CAPITALIZATION RISK. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

POLITICAL RISK. The municipal bond market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal bonds less attractive in comparison to taxable bonds. Legislatures also may fail to appropriate funds needed to pay municipal bond obligations. These events could cause the value of the municipal bonds held by PACE Municipal Fixed Income Investments to fall and might adversely affect the tax-exempt status of the fund's investments or of the dividends that the fund pays. During periods of uncertainty, the prices of municipal securities can become volatile.


PREPAYMENT RISK. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.


RELATED SECURITIES CONCENTRATION RISK. PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice.


SINGLE ISSUER CONCENTRATION RISK. PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments are non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a fund holds a large position in the securities of one issuer, changes in the financial


--------------------------------------------------------------------------------
                               Prospectus Page 42

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust


condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than it would for a diversification.



TECHNOLOGY SECTOR RISK. PACE Large Company Growth Equity Investments and PACE Small/Medium Company Growth Equity Investments each has invested a significant portion of its assets in stocks of companies in the technology sector. As a result, these funds are more susceptible to the risks that are associated with that sector and their share prices may be more volatile than a fund with a broader range of investments. Individual issuers within the technology sector, as well as the techology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.


ADDITIONAL INVESTMENT STRATEGIES

CASH RESERVES; DEFENSIVE POSITIONS. PACE Money Market Investments invests exclusively in money market instruments. Each of the other funds may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes when suitable municipal money market instruments are not available.


As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of Mitchell Hutchins Asset Management Inc., a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the United States) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves in connection with transitioning its portfolio to reflect the investment style and strategies of a new investment adviser. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.


In addition, the funds listed below may make the following temporary investments for defensive purposes:

- PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

- PACE Global Fixed Income Investments may invest in securities of only one country, including the United States.

- PACE International Equity Investments may invest without limit in bonds that are traded in the United States and in foreign markets.

PORTFOLIO TURNOVER. Each fund (other than PACE Money Market Investments) may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).


Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on dividends that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs.



The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.


PACE MONEY MARKET INVESTMENTS. Like all money market funds, PACE Money Market Investments is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. Mitchell Hutchins may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based on its assessment of the relative values of various money market instruments and future interest rate patterns. Mitchell Hutchins also may buy or sell money market instruments to take advantage of yield differences.

--------------------------------------------------------------------------------
                               Prospectus Page 43

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                             INVESTING IN THE FUNDS

--------------------------------------------------------------------------------

BUYING SHARES
If you are a participant in the PaineWebber PACE-SM- Program, you may buy Class P shares of the funds through a managed account maintained with PaineWebber Incorporated.

You must make payment for fund shares by check made payable to PaineWebber. Your payment is due no later than the first business day after the order is placed. You may not place an order until you have completed the Investor Profile Questionnaire for the PACE Program (described below), reviewed the resulting analysis, made the asset allocation decision and executed the necessary PACE Program documentation. Your Financial Advisor is responsible for promptly forwarding your order to PaineWebber's headquarters.

The Trust and PaineWebber reserve the right to reject a purchase order or suspend the offering of fund shares.

The minimum initial aggregate investment in the Trust is $10,000. Any subsequent investment in the Trust must be at least $500. The Trust may vary these minimums.

THE PAINEWEBBER PACE-SM- PROGRAM
The PaineWebber PACE-SM- Program is an investment advisory service pursuant to which PaineWebber Incorporated provides you with personalized investment allocation recommendations. PaineWebber does not have any investment discretion over your PACE Program account. You will make all the investment decisions.

Under the PACE Program, your Financial Advisor assists you in

- identifying your financial characteristics, including your risk tolerance and investment objectives; and

- completing an Investor Profile Questionnaire, which you may update from time to time with your Financial Advisor's assistance.

PaineWebber uses an investment profile evaluation and asset allocation methodology to translate this information into a suggested allocation of your assets among different funds. Your Financial Advisor presents the recommended allocation to you initially and reviews the PACE Program account with you at least annually. Your Financial Advisor also may, if you so request, review with you the monthly account statements and other information, such as quarterly performance data. Your Financial Advisor also monitors any changes in your financial characteristics that you identify through a revised Investor Profile Questionnaire and communicates these changes to PaineWebber for reevaluation of your investment profile.

You may direct your PaineWebber Financial Advisor to automatically rebalance your PACE Program account on a quarterly basis to assure that any deviation from the designated allocation among the funds does not exceed a specified threshold.

PACE PROGRAM FEE

For the services provided to you under the PACE Program, you will pay PaineWebber a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the funds held in your account under the PACE Program. This quarterly fee is generally charged to your PaineWebber account. The Program Fee may be reduced for

- certain Individual Retirement Accounts,

- retirement plans for self-employed individuals and


- employee benefit plans that are subject to the Employee Retirement Security Act of 1974.


For these participants, PaineWebber may provide different services than those described above and may charge different fees. These participants also may make arrangements to pay the quarterly fee separately. In addition, Trustees of the Trust, employees of Mitchell Hutchins and PaineWebber and their family members who maintain an "employee-related" account at PaineWebber, and trustees or directors of other PaineWebber mutual funds may participate in the PACE Program at a reduced fee or for no fee.

Program Fees also may be subject to negotiation and may differ based upon the type of account, the size of the account, the amount of PACE Program assets in the account and the number or range of supplementary advisory services to be provided by Financial Advisors, among other factors.

Financial Advisors receive a portion of the PACE Program Fee for the services they provide to participants.

Investors who are fiduciaries for a retirement or employee benefit plan should consider, in a prudent manner, the relationship of the fees to be paid by the plan and the level of services to be provided by PaineWebber.

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                               Prospectus Page 44
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                     PaineWebber PACE Select Advisors Trust

As a PACE Program participant, you may incur greater total fees and expenses than investors purchasing shares of similar investment companies without the benefit of these professional asset allocation recommendations.

SELLING SHARES
You can sell your fund shares at any time. You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to PaineWebber's headquarters. After it receives and accepts your request, PaineWebber repurchases your fund shares. You generally will receive the proceeds of the sale within the first business day after PaineWebber receives the order.

PaineWebber reserves the right not to repurchase your shares. In that case, PaineWebber forwards your request to sell your shares to the funds' transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

- Your name and address;

- The fund's name;

- Your account number;

- The dollar amount or number of shares you want to sell; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Trust and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

It costs the Trust money to maintain shareholder accounts. Therefore, the Trust reserves the right to repurchase all fund shares in any PACE Program account that has a net asset value of less than $7,500. If the Trust elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum in effect at the time the PACE Program account was originally opened or more within 30 days. This notice may appear on your account statement.

If you want to sell shares that you purchased recently, the Trust may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

PRICING AND VALUATION
The price at which you may buy or sell each fund's shares is based on the next net asset value per share calculated after your order is placed. Each fund calculates its net asset value on days that the New York Stock Exchange is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, each fund's net asset value per share will be calculated as of the time trading was halted.

PACE MONEY MARKET INVESTMENTS' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. PACE Money Market Investments values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

OTHER FUNDS. Each other fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Trust's board of trustees. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

The funds calculate the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. A fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which a fund does not calculate net asset value. As a result, a fund's net asset value may change on days when you will not be able to buy or sell fund shares. If a fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

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                     PaineWebber PACE Select Advisors Trust

                                   MANAGEMENT

--------------------------------------------------------------------------------

MANAGER AND INVESTMENT ADVISERS


Mitchell Hutchins Asset Management Inc. is the manager and administrator of each fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is an indirect wholly owned asset management subsidiary of Paine Webber Group Inc. ("PW Group"), which is a wholly owned subsidiary of UBS AG.


UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On September 30, 2000, Mitchell Hutchins was adviser or sub-adviser to 31 investment companies with 75 separate portfolios and aggregate assets of approximately $57.9 billion.

Mitchell Hutchins provides investment advisory services for PACE Money Market Investments. Mitchell Hutchins selects investment advisers for the other funds, subject to approval of the board, and reviews the performance of those investment advisers.

The funds have received an exemptive order from the SEC to permit the board to select and replace investment advisers and to amend the sub-advisory contracts between Mitchell Hutchins and the investment advisers without obtaining shareholder approval.

ADVISORY FEES

Each fund pays fees to Mitchell Hutchins for administrative and advisory services. The annual contract rate for administrative services is 0.20% of each fund's average daily net assets. The annual contract rate for advisory services varies from 0.15% to 0.90% of a fund's average daily net assets. The following table shows the combined annual fee rate for administrative and advisory services for each fund:

PACE Money Market Investments..........   0.35%
PACE Government Securities Fixed Income
  Investments..........................   0.70%
PACE Intermediate Fixed Income
  Investments..........................   0.60%
PACE Strategic Fixed Income
  Investments..........................   0.70%
PACE Municipal Fixed Income
  Investments..........................   0.60%
PACE Global Fixed Income Investments...   0.80%
PACE Large Company Value Equity
  Investments..........................   0.80%
PACE Large Company Growth Equity
  Investments..........................   0.80%
PACE Small/Medium Company Value Equity
  Investments..........................   0.80%
PACE Small/Medium Company Growth Equity
  Investments..........................   0.80%
PACE International Equity
  Investments..........................   0.90%
PACE International Emerging Markets
  Equity Investments...................   1.10%

During the fiscal year ended July 31, 2000, some of the funds paid Mitchell Hutchins at the lower effective rate shown below because Mitchell Hutchins waived a portion of its fees:


PACE Money Market Investments..........   0.00%
PACE Government Securities Fixed Income
  Investments..........................   0.66%
PACE Intermediate Fixed Income
  Investments..........................   0.59%
PACE Strategic Fixed Income
  Investments..........................   0.66%
PACE Municipal Fixed Income
  Investments..........................   0.56%
PACE Global Fixed Income Investments...   0.57%
PACE Small/Medium Company Value Equity
  Investments..........................   0.79%
PACE Small/Medium Company Growth Equity
  Investments..........................   0.79%
PACE International Emerging Markets
  Equity Investments...................   0.85%


INVESTMENT ADVISERS AND PORTFOLIO MANAGERS

PACE MONEY MARKET INVESTMENTS. Mitchell Hutchins provides all investment advisory services for this fund. Susan P. Ryan, a senior vice president of Mitchell Hutchins, is primarily responsible for the fund's day-to-day portfolio management. She has held her fund responsibilities since its inception.


PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND PACE STRATEGIC FIXED INCOME INVESTMENTS. Pacific Investment Management Company LLC ("PIMCO") serves as investment adviser for these funds. PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. On September 30, 2000, PIMCO had approximately $207 billion in assets


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                     PaineWebber PACE Select Advisors Trust


under management. PIMCO is one of the largest fixed income management firms in the nation. Included among PIMCO's institutional clients are many "Fortune 500" companies.


Since November 1999, Scott Mather, a senior vice president of PIMCO, has been primarily responsible for the day-to-day portfolio management for PACE Government Securities Fixed Income Investments. Prior to joining PIMCO in 1998, he was associated with Goldman Sachs where he was a trader in the fixed income division and specialized in structuring and trading a broad range of mortgage-backed securities as well as managing a proprietary derivatives position.

Since July 1997, William C. Powers, a managing director of PIMCO, has been primarily responsible for the day-to-day portfolio management for PACE Strategic Fixed Income Investments. Mr. Powers has been associated with PIMCO since 1991 as a senior member of the fixed income portfolio management group.


PACE INTERMEDIATE FIXED INCOME INVESTMENTS. Metropolitan West Asset Management, LLC ("MWAM") serves as investment adviser for PACE Intermediate Fixed Income Investments. MWAM is located at 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025. MWAM was formed in 1996 and, as of September 30, 2000, had over $8.7 billion in fixed income investments under management.



MWAM uses a team approach in advising PACE Intermediate Fixed Income Investments. The team members are Stephen Kane, Laird R. Landmann, Tad Rivelle and Brian H. Loo. All team members have held their fund responsibilities since October 10, 2000.


Mr. Kane has been a portfolio manager with MWAM since August 1996. From November 1995 until July 1996, he was an account manager with PIMCO in Newport Beach, California. Before then, Mr. Kane was a merchant banking associate with Union Bank in Los Angeles, California.

Mr. Landmann has been a managing director and portfolio manager with MWAM since August 1996. From November 1992 until July 1996, he was a principal and co-director of fixed income with Hotchkis and Wiley in Los Angeles, California. Before then, he was a portfolio manager with PIMCO in Newport Beach, California. Mr. Rivelle has been the chief investment officer and a managing director with MWAM since August 1996. From November 1992 until July 1996, he was a principal and co-director of fixed income with Hotchkis and Wiley in Los Angeles, California. Before then, he was a portfolio manager with PIMCO in Newport Beach, California.

Mr. Loo has been a portfolio manager and analyst with MWAM since August 1996. From June 1996 until July 1996, Mr. Loo worked as an analyst with Hotchkis and Wiley in Los Angeles, California. Before then, he worked as an analyst with Trust Company of the West (starting in May 1994 while completing a graduate finance degree at Carnegie Mellon University.


PACE MUNICIPAL FIXED INCOME INVESTMENTS. Standish, Ayer & Wood, Inc. ("Standish") serves as investment adviser for PACE Municipal Fixed Income Investments. Standish is located at One Financial Center, Boston, Massachusetts 02111. Standish was founded in 1933 and, as of September 30, 2000, had over $45 billion in assets under management. Christine L. Todd is primarily responsible for the day-to-day management of the fund. She has held her fund responsibilities since June 1, 2000. Ms. Todd is an associate director of Standish. She joined Standish in 1995 from Gannett, Welsh & Kotler, where she was a vice president responsible for municipal bond research and trading.



PACE GLOBAL FIXED INCOME INVESTMENTS. Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates serve as investment advisers for PACE Global Fixed Income Investments. Rogge Global Partners is located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ, England. Rogge Global Partners was organized in 1984 and specializes in global fixed income management. As of September 30, 2000, it had approximately $7.9 billion in assets under management.



Rogge Global Partners uses a team approach in managing the fund's portfolio. The team is lead by Olaf Rogge, the chief investment officer of Rogge Global Partners. Mr. Rogge, who founded Rogge Global Partners in 1984, has been managing global investments for more than 25 years and has held his fund responsibilities since the fund's inception in August 1995.



Other members of the team are John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray. These team members have held their fund responsibilities since August 1995 except for Ms. Conway. who has held her responsibilities since August 1998, and Mr. Gray, who has held his fund responsibilities since April 1999.


Mr. Graham joined Rogge Global Partners in February 1994 and is currently a director, portfolio manager and analyst. Prior to that time, he served as a senior manager of the multi-currency fixed income

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                     PaineWebber PACE Select Advisors Trust

investment team at JP Morgan. Mr. Bell joined Rogge Global Partners in
June 1990 and serves as a director, portfolio manager and analyst. Mr. James joined Rogge Global Partners in April 1995 and serves as a director, portfolio manager and analyst. From October 1987 through April 1995, Mr. James worked for NatWest Capital Markets, where he was a director and functioned as the international bond economist.

Ms. Conway joined Rogge Global Partners in 1998 as a portfolio manager in charge of global credit. She was previously a senior portfolio manager at Rothschild Asset Management managing U.S., global and short-term mandates. Before joining Rothschild, she spent seven years at JP Morgan where she also managed U.S., global and short-term mandates.


Richard Gray joined Rogge Global Partners in April 1999 and serves as a portfolio manager and head of emerging markets. He was previously a vice president, emerging debt research of Bank of America (1995-1999) and director, emerging debt research for Nomura International (1994-1995).



Fischer Francis Trees & Watts, Inc. ("FFTW (NY)") is located at 200 Park Avenue, 46th Floor, New York, New York 10166. The addresses for its affiliates are 3 Royal Court, The Royal Exchange, London, EC 3V 3RA for Fischer Francis Trees & Watts (UK); 50 Raffles Place, #22-01 Singapore Land Tower, Singapore 048623 for Fischer Francis Trees & Watts Pte Ltd (Singapore); and Fukoku Seimei Building 21F, 2-2, Uchisaiwaicho 2-chome, Chiyoda-Ku Tokyo 100, for Fischer Francis Trees & Watts KK (Japan). FFTW (Japan) will not assume duties as sub-adviser to the fund until it has completed its registration as an investment adviser with the SEC. The affiliates are either wholly owned subsidiaries of FFTW(NY) or are owned jointly by FFTW(NY) and its parent corporation. FFTW (NY) and its affiliates are referred to collectively as "FFTW." As of September 30, 2000, FFTW and its affiliates had approximately $30 billion in assets under management.



FFTW uses a team approach in which a specific portfolio manager is responsible for managing FFTW's share of the fund's assets and determines the broad risk parameters under which these investments operate, but relies on specialist investment teams to determine specific fund investments. The portfolio manager is David Marmon, a managing director of FFTW. Key members of the team are Liaquat Ahamed, a managing director and chief investment officer of FFTW, and Adnan Akant, Stewart Russell, Richard Williams and Simon Hard, all of whom are managing directors of FFTW. These individuals have held their fund responsibilities since October 10, 2000.


Mr. Marmon joined FFTW in 1990 from Yamaichi International (America) where he was head of futures and options research. His responsibilities at Yamaichi included generating trade ideas, daily analysis of market opportunities and preparing research reports. He was previously a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. He also performed historical and scenario analyses of the futures and options markets for traders and clients. Mr. Marmon began his career in finance as a research analyst on Chase Manhattan's arbitrage and municipal trading desks.

Mr. Ahamed came to FFTW in 1988 after nine years with the World Bank, where he was in charge of the bank's investments in all non-dollar government bond markets. Before assuming responsibility for the management of the non-dollar portfolios, he was responsible for investment and trading in each of the markets, including pounds sterling, Deutsche mark, Japanese yen, Canadian dollars and Australian dollars. In addition, he was involved in providing technical advice to numerous central banks on reserve and liability management. Mr. Ahamed worked initially as an economist at the World Bank, providing economic advice and analyses to senior government officials in numerous developing countries including the Philippines, Korea, Bangladesh and Kenya.

Mr. Akant joined FFTW in 1984 after six years with the World Bank, where he served initially as a project financial analyst in Europe and the Middle East area before joining the treasurer's staff as an investment officer in 1979. Over the next five years, as a member of the investment department, he was responsible for investment and trading of each of the major sectors of the bank's actively managed liquidity portfolio. He was a member of the investment strategy committee and shares responsibility for formulating and implementing the bank's trading and investment strategy. In 1982, Mr. Akant was promoted to senior investment officer and was the division's deputy in charge of the U.S. dollar portfolio.

Mr. Russell joined FFTW in 1992 from the short-term proprietary trading desk in the global markets area of J.P. Morgan. His primary responsibilities included proprietary positioning of U.S. and non-U.S. government obligations, corporate bonds and asset-backed securities.

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                     PaineWebber PACE Select Advisors Trust

Prior to that, Mr. Russell managed J.P. Morgan's short-term interest rate risk group, coordinating a $10 billion book of assets and liabilities.

Mr. Williams joined FFTW in 1995 from Deutsche Morgan Grenfell, where he worked as an analyst in the fixed-income research department.

Mr. Hard joined FFTW's affiliate in London in 1989 from Mercury Asset Management, the investment management affiliate of S.G. Warburg & Co., LTD (now Warburg Dillon Read). His responsibilities there included the formulation of global bond and currency investment policies, and the management of interest rate and currency exposures of the firm's specialist non-dollar bond portfolios. He was previously first vice president and London branch manager of Julius Baer Investment Management, Inc.


PACE LARGE COMPANY VALUE EQUITY INVESTMENTS. Institutional Capital Corporation, Westwood Management Corporation and State Street Global Advisors ("SSgA") serve as investment advisers for PACE Large Company Value Equity Investments. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2000, ICAP had approximately $14.4 billion in assets under management. ICAP uses a team approach in the day-to-day management of its share of the fund's assets and has held its fund responsibilities since July 1, 2000.



Westwood is located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201, and has been in the investment management business since 1983. As of September 30, 2000, Westwood had approximately $3.2 billion in assets under management. Susan
M. Byrne, President of Westwood since 1983, is primarily responsible for the day-to-day management of Westwood's share of the fund's assets. Ms. Byrne has held her fund responsibilities since July 1, 2000.



SSgA is located at Two International Place, Boston, Massachusetts 02110, and is the investment management division of State Street Bank and Trust Company. As of September 30, 2000, SSgA had approximately $741 billion under management. SSgA uses a team approach in the day-to-day management of its share of the fund's assets. SSgA has held its fund responsibilities since October 10, 2000.



PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS. Alliance Capital Management L.P. ("Alliance Capital") and State Street Global Advisors ('SSgA") serve as investment advisers for PACE Large Company Growth Equity Investments. Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105. It is a leading international investment manager supervising client accounts with assets as of September 30, 2000, of approximately $388 billion. Jane Mack Gould is primarily responsible for the day-to-day management of the fund's assets allocated to Alliance Capital and has held her fund responsibilities since November 1997. Ms. Gould is a senior vice president and portfolio manager and has been with Alliance Capital since 1971.



SSgA is located at Two International Place, Boston, Massachusetts 02110, and is the investment management division of State Street Bank and Trust Company. As of September 30, 2000, SSgA had approximately $741 billion under management. SSgA uses a team approach in the day-to-day management of its share of the fund's assets. SSgA has held its fund responsibilities since October 10, 2000.



PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS. Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM") serve as investment advisers for PACE Small/Medium Company Value Equity Investments. Ariel is located at 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601. It is an investment manager with approximately $4.6 billion in assets under management as of September 30, 2000. Eric T. McKissack is primarily responsible for the day-to-day management of the fund's assets allocated to Ariel and held his fund responsibilities since October 1999. He has been with Ariel since 1986 and is currently its vice chair and co-chief investment officer.



ICM is located at 601 W. Main Avenue, Suite 600, Spokane, WA 99201. Although ICM has been in the investment advisory business since 1981, it has not previously advised mutual funds. As of September 30, 2000, it had approximately
$1.86 billion in assets under management. ICM uses a team approach in the day-to-day management of its share of the fund's assets and has held its fund responsibilities since October 10, 2000. ICM's team is led by Kevin A. Jones, CFA, and James M. Simmons, CFA. Five experienced analysts round out the research team led by Messrs Simmons and Jones.



Mr. Simmons is the founder and chief investment officer of ICM. Mr. Jones is a senior portfolio manager with ICM and has managed small- and mid-cap portfolios since 1997. Prior to his appointment as senior portfolio manager in October 1998, Mr. Jones covered numerous industries as a research analyst. Before joining ICM, Mr. Jones spent time as a portfolio analyst for another


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                               Prospectus Page 49
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                     PaineWebber PACE Select Advisors Trust


Northwest investment adviser and as a financial consultant for two major brokerage firms. He has over 12 years experience in the securities industry.



PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS. Delaware Management Company serves as investment adviser for PACE Small/Medium Company Growth Equity Investments. Delaware Management Company is located at One Commerce Square, Philadelphia, PA 19103. Delaware Management Company and its predecessors have been managing funds for affiliated organizations in the financial services industry, including insurance and investment management, since 1938. As of September 30, 2000, Delaware Management Company and its affiliates had over
$80 billion in assets under management.


Gerald S. Frey is primarily responsible for the fund's day-to-day portfolio management and has held his fund responsibilities since December 1996. Mr. Frey is a vice president of Delaware Management Company. Prior to joining the group of companies of which Delaware Management Company is a part in 1996, Mr. Frey was a senior director with Morgan Grenfell Capital Management, Incorporated in New York. He has 18 years of experience in the money management business.


In making investment decisions for the fund, Mr. Frey regularly consults with other members of the Delaware Management Company team: John A. Heffern, Marshall
T. Bassett, Jeffrey Hynoski, Steven Lampe, Lori F. Wachs and Frank Houghton.
Mr. Heffern joined Delaware Management Company in 1997 and serves as a vice president. Previously, he was a senior vice president, equity research at NatWest Securities Corporation's Specialty Financial Services unit. Prior to that, he was a principal and senior regional bank analyst at Alex. Brown & Sons. Mr. Bassett joined Delaware Management Company in 1997 and serves as a vice president. Previously, he was employed by Morgan Stanley Asset Management's Emerging Growth Group, most recently as a vice president, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. Mr. Hynoski joined Delaware Management Company in 1998 and serves as a vice president. Previously, he held the position of vice president with Bessemer Trust since 1993. Prior to that, he served as an analyst for Lord Abbett and Cowen Asset Management. Prior to that, he held a manager position with Price Waterhouse servicing the financial services industry. Ms. Wachs joined Delaware Management Company in 1992 and serves as an assistant vice president. Previously, she was an equity analyst at Goldman Sachs & Company for two years.



Mr. Houghton joined Delaware Management Company in 2000 and serves as a senior vice president and portfolio manager. Previously, he was a vice president and a portfolio manager with Lynch & Mayer, a Delaware affiliate, since 1990.



PACE INTERNATIONAL EQUITY INVESTMENTS. Martin Currie Inc. serves as investment adviser for this fund. Martin Currie Inc. is located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EHI 2ES. Martin Currie Inc. and its affiliates are part of one of Scotland's leading independent investment management companies which, since its founding in 1881, has developed an expertise in equity investments. As of September 30, 2000, Martin Currie Inc. and its affiliates had over $10.7 billion in assets under management.


Martin Currie Inc. uses a team approach in the management of the fund's portfolio. The team is led by James Fairweather, who has served as chief investment officer of Martin Currie Inc. since 1997. Mr. Fairweather joined Martin Currie Inc. in 1984 and has served in various investment management capacities since then. He has held his fund responsibilities since its inception in August 1995.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS. Schroder Investment Management North America Inc. serves as investment adviser for this fund. SIMNA is located at 787 Seventh Avenue, New York, New York 10019. SIMNA and its affiliates have developed an expertise in emerging markets investments. As of June 30, 2000, SIMNA had approximately $46 billion in assets under management. As of the same date, SIMNA's ultimate parent, Schroders plc, and its affiliates collectively had approximately $217 billion in assets under management.


All investment decisions for the Fund are made by SIMNA's emerging markets investment committee. The investment committee consists of investment professionals with specific geographic or regional expertise, as well as members responsible for economic analysis and strategy and global stock and sector selection.


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                     PaineWebber PACE Select Advisors Trust

                              DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

DIVIDENDS

PACE MONEY MARKET INVESTMENTS normally declares dividends daily and pays them monthly. Shares of this fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS AND PACE GLOBAL FIXED INCOME INVESTMENTS normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS, PACE SMALL/ MEDIUM COMPANY VALUE EQUITY INVESTMENTS, PACE SMALL/ MEDIUM COMPANY GROWTH EQUITY INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS AND PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber if you prefer to receive dividends in cash.

TAXES

PACE MUNICIPAL FIXED INCOME INVESTMENTS seeks to pay dividends that are exempt from federal income tax. However, a portion of its dividends may be subject to state income taxes and its distributions of gain may be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. However, you will not recognize any gain on the sale of your shares in PACE MONEY MARKET INVESTMENTS so long as it maintains a share price of $1.00.

Any distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the fund held the assets that generated the gains for more than 12 months. Your fund will tell you how you should treat its dividends for tax purposes.

As noted above, shareholders will pay the PACE Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes.

See the SAI for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

--------------------------------------------------------------------------------
                               Prospectus Page 51

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The following financial highlights tables are intended to help you understand each fund's financial performance for the periods shown. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends.


This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-986-0088.

                                                      PACE
                                            MONEY MARKET INVESTMENTS
                                -------------------------------------------------
                                     FOR THE YEARS ENDED
                                           JULY 31,              FOR THE PERIOD
                                ------------------------------        ENDED
                                 2000    1999    1998    1997    JULY 31, 1996+
                                ------  ------  ------  ------  -----------------
Net asset value, beginning of
  period......................  $ 1.00  $ 1.00  $ 1.00  $ 1.00       $  1.00
                                ------  ------  ------  ------       -------
Net investment income.........    0.05    0.05    0.05    0.05          0.05
                                ------  ------  ------  ------       -------
Dividends from net investment
  income......................   (0.05)  (0.05)  (0.05)  (0.05)        (0.05)
                                ------  ------  ------  ------       -------
Net asset value, end of
  period......................  $ 1.00  $ 1.00  $ 1.00  $ 1.00       $  1.00
                                ======  ======  ======  ======       =======
Total investment return (1)...    5.53%   4.85%   5.32%   5.13%         4.75%
                                ======  ======  ======  ======       =======
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................  $65,521 $47,174 $25,493 $16,070      $10,221
Expenses to average net
  assets, net of fee waivers
  and expense
  reimbursements..............    0.50%   0.50%   0.50%   0.50%         0.50%*
Expenses to average net
  assets, before fee waivers
  and expense
  reimbursements..............    0.95%   1.07%   1.20%   1.89%         2.40%*
Net investment income to
  average net assets, net of
  fee waivers and expense
  reimbursements..............    5.46%   4.70%   5.20%   5.04%         4.93%*
Net investment income to
  average net assets, before
  fee waivers and expense
  reimbursements..............    5.01%   4.13%   4.50%   3.65%         3.03%*

------------------------


+    For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 52

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                      PACE
                                 GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                                -------------------------------------------------
                                     FOR THE YEARS ENDED
                                           JULY 31,              FOR THE PERIOD
                                ------------------------------        ENDED
                                 2000    1999    1998    1997    JULY 31, 1996+
                                ------  ------  ------  ------  -----------------
Net asset value, beginning of
  period......................  $12.10  $12.59  $12.61  $12.07       $ 12.00
                                ------  ------  ------  ------       -------
Net investment income.........    0.73    0.68    0.72    0.64          0.49
Net realized and unrealized
  gains (losses) from
  investments and futures.....    0.01   (0.43)   0.18    0.58          0.03
                                ------  ------  ------  ------       -------
Net increase from investment
  operations..................    0.74    0.25    0.90    1.22          0.52
                                ------  ------  ------  ------       -------
Dividends from net investment
  income......................   (0.75)  (0.71)  (0.72)  (0.63)        (0.44)
Distributions from net
  realized gains from
  investments.................      --   (0.03)  (0.20)  (0.05)        (0.01)
                                ------  ------  ------  ------       -------
Total dividends and
  distributions...............   (0.75)  (0.74)  (0.92)  (0.68)        (0.45)
                                ------  ------  ------  ------       -------
Net asset value, end of
  period......................  $12.09  $12.10  $12.59  $12.61       $ 12.07
                                ======  ======  ======  ======       =======
Total investment return (1)...    6.36%   2.02%   7.39%  10.42%         4.35%
                                ======  ======  ======  ======       =======
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................  $198,918 $191,719 $162,119 $101,606      $58,752
Expenses to average net
  assets, net of fee waivers
  and expense reimbursements..    0.87%++   0.87%++   0.85%   1.57%++         0.85%*
Expenses to average net
  assets, before fee waivers
  and expense reimbursements..    0.91%++   0.93%++   0.95%   1.70%++         1.15%*
Net investment income to
  average net assets, net of
  fee waivers and expense
  reimbursements..............    6.12%++   5.49%++   5.90%   5.44%++         5.09%*
Net investment income to
  average net assets, before
  fee waivers and expense
  reimbursements..............    6.08%++   5.43%++   5.80%   5.31%++         4.79%*
Portfolio turnover............     585%    418%    353%    712%          978%

------------------------


+    For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
*    Annualized.
++ Includes 0.02%, 0.01% and 0.72% of interest expense related to reverse repurchase agreements during the years ended July 31, 2000, July 31, 1999 and July 31, 1997, respectively.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 53

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                      PACE
                                      INTERMEDIATE FIXED INCOME INVESTMENTS
                                -------------------------------------------------
                                     FOR THE YEARS ENDED
                                           JULY 31,              FOR THE PERIOD
                                ------------------------------        ENDED
                                 2000    1999    1998    1997    JULY 31, 1996+
                                ------  ------  ------  ------  -----------------
Net asset value, beginning of
  period......................  $11.98  $12.35  $12.23  $11.95       $ 12.00
                                ------  ------  ------  ------       -------
Net investment income.........    0.71    0.63    0.67    0.66          0.53
Net realized and unrealized
  gains (losses) from
  investments and foreign
  currency....................   (0.17)  (0.28)   0.09    0.28         (0.09)
                                ------  ------  ------  ------       -------
Net increase from investment
  operations..................    0.54    0.35    0.76    0.94          0.44
                                ------  ------  ------  ------       -------
Dividends from net investment
  income......................   (0.70)  (0.64)  (0.64)  (0.66)        (0.48)
Distributions from net
  realized gains from
  investments.................    0.00++  (0.08)     --     --         (0.01)
                                ------  ------  ------  ------       -------
Total dividends and
  distributions...............   (0.70)  (0.72)  (0.64)  (0.66)        (0.49)
                                ------  ------  ------  ------       -------
Net asset value, end of
  period......................  $11.82  $11.98  $12.35  $12.23       $ 11.95
                                ======  ======  ======  ======       =======
Total investment return (1)...    4.74%   2.81%   6.41%   8.14%         3.59%
                                ======  ======  ======  ======       =======
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................  $134,102 $139,043 $99,690 $66,751      $41,273
Expenses to average net
  assets, net of fee waivers
  and expense
  reimbursements..............    0.78%   0.80%   0.84%   0.85%         0.85%*
Expenses to average net
  assets, before fee waivers
  and expense
  reimbursements..............    0.79%   0.80%   0.84%   0.99%         1.23%*
Net investment income to
  average net assets, net of
  fee waivers and expense
  reimbursements..............    5.95%   5.26%   5.60%   5.70%         5.56%*
Net investment income to
  average net assets, before
  fee waivers and expense
  reimbursements..............    5.94%   5.26%   5.60%   5.56%         5.18%*
Portfolio turnover............      88%     89%    111%     67%           36%

------------------------

+    For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
++   The Portfolio made a distribution of less than $0.005 during the period.
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 54

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                                      PACE
                                       STRATEGIC FIXED INCOME INVESTMENTS
                                -------------------------------------------------
                                     FOR THE YEARS ENDED
                                           JULY 31,              FOR THE PERIOD
                                ------------------------------        ENDED
                                 2000    1999    1998    1997    JULY 31, 1996+
                                ------  ------  ------  ------  -----------------
Net asset value, beginning of
  period......................  $12.33  $13.32  $13.04  $12.44       $ 12.00
                                ------  ------  ------  ------       -------
Net investment income.........    0.73    0.69    0.69    0.67          0.59
Net realized and unrealized
  gains (losses) from
  investments, futures, swaps,
  options and foreign
  currency....................   (0.13)  (0.64)   0.40    0.70          0.38
                                ------  ------  ------  ------       -------
Net increase from investment
  operations..................    0.60    0.05    1.09    1.37          0.97
                                ------  ------  ------  ------       -------
Dividends from net investment
  income......................   (0.72)  (0.70)  (0.69)  (0.67)        (0.52)
Distributions from net
  realized gains from
  investments.................      --   (0.34)  (0.12)  (0.10)        (0.01)
                                ------  ------  ------  ------       -------
Total dividends and
  distributions...............   (0.72)  (1.04)  (0.81)  (0.77)        (0.53)
                                ------  ------  ------  ------       -------
Net asset value, end of
  period......................  $12.21  $12.33  $13.32  $13.04       $ 12.44
                                ======  ======  ======  ======       =======
Total investment return (1)...    5.08%   0.21%   8.66%  11.35%         8.15%
                                ======  ======  ======  ======       =======
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................  $234,748 $222,214 $126,880 $75,174      $42,550
Expenses to average net
  assets, net of fee waivers
  and expense
  reimbursements..............    0.85%   0.88%++   0.85%   0.85%         0.85%*
Expenses to average net
  assets, before fee waivers
  and expense
  reimbursements..............    0.89%   0.92%++   0.94%   1.10%         1.40%*
Net investment income to
  average net assets, net of
  fee waivers and expense
  reimbursements..............    6.04%   5.51%++   5.49%   5.69%         5.85%*
Net investment income to
  average net assets, before
  fee waivers and expense
  reimbursements..............    6.00%   5.47%++   5.40%   5.44%         5.30%*
Portfolio turnover............     391%    202%    234%    357%          166%


------------------------


+    For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
++ Includes 0.03% of interest expense related to reverse repurchase agreements for the year ended July 31, 1999.
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 55

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                      PACE
                                       MUNICIPAL FIXED INCOME INVESTMENTS
                                -------------------------------------------------
                                     FOR THE YEARS ENDED
                                           JULY 31,              FOR THE PERIOD
                                ------------------------------        ENDED
                                2000#    1999    1998    1997    JULY 31, 1996+
                                ------  ------  ------  ------  -----------------
Net asset value, beginning of
  period......................  $12.44  $12.70  $12.67  $12.32       $ 12.00
                                ------  ------  ------  ------       -------
Net investment income.........    0.57    0.56    0.58    0.61          0.49
Net realized and unrealized
  gains (losses) from
  investments.................   (0.29)  (0.26)   0.02    0.38          0.27
                                ------  ------  ------  ------       -------
Net increase from investment
  operations..................    0.28    0.30    0.60    0.99          0.76
                                ------  ------  ------  ------       -------
Dividends from net investment
  income......................   (0.57)  (0.56)  (0.57)  (0.61)        (0.43)
Distributions from net
  realized gains from
  investments.................      --      --      --   (0.03)        (0.01)
                                ------  ------  ------  ------       -------
Total dividends and
  distributions...............   (0.57)  (0.56)  (0.57)  (0.64)        (0.44)
                                ------  ------  ------  ------       -------
Net asset value, end of
  period......................  $12.15  $12.44  $12.70  $12.67       $ 12.32
                                ======  ======  ======  ======       =======
Total investment return (1)...    2.37%   2.34%   4.87%   8.30%         6.38%
                                ======  ======  ======  ======       =======
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................  $53,594 $56,659 $51,638 $34,292      $17,765
Expenses to average net
  assets, net of fee waivers
  and expense
  reimbursements..............    0.85%   0.85%   0.85%   0.85%         0.85%*
Expenses to average net
  assets, before fee waivers
  and expense
  reimbursements..............    0.89%   0.89%   0.93%   1.40%         1.74%*
Net investment income to
  average net assets, net of
  fee waivers and expense
  reimbursements..............    4.68%   4.42%   4.67%   5.08%         4.95%*
Net investment income to
  average net assets, before
  fee waivers and expense
  reimbursements..............    4.64%   4.38%   4.59%   4.53%         4.07%*
Portfolio turnover............      33%     11%     34%     15%           78%

------------------------

+    For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
*    Annualized.
# Sub-investment advisory functions for this portfolio were transferred from Deutsche Asset Management, Inc. to Standish, Ayer and Wood, Inc. on
     June 1, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 56

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                                      PACE
                                         GLOBAL FIXED INCOME INVESTMENTS
                                -------------------------------------------------
                                     FOR THE YEARS ENDED
                                           JULY 31,              FOR THE PERIOD
                                ------------------------------        ENDED
                                 2000    1999    1998    1997    JULY 31, 1996+
                                ------  ------  ------  ------  -----------------
Net asset value, beginning of
  period......................  $11.82  $12.25  $12.17  $12.33       $ 12.00
                                ------  ------  ------  ------       -------
Net investment income.........    0.53    0.65    0.62    0.64          0.53
Net realized and unrealized
  gains (losses) from
  investments and foreign
  currency....................   (1.10)   0.20   (0.03)  (0.21)         0.27
                                ------  ------  ------  ------       -------
Net increase (decrease) from
  investment operations.......   (0.57)   0.85    0.59    0.43          0.80
                                ------  ------  ------  ------       -------
Dividends from net investment
  income and foreign
  currency....................   (0.48)  (0.81)  (0.40)  (0.51)        (0.46)
Distributions from net
  realized gains from
  investments.................   (0.09)  (0.47)  (0.11)  (0.08)        (0.01)
Dividend from paid in
  capital.....................   (0.06)     --      --      --            --
                                ------  ------  ------  ------       -------
Total dividends and
  distributions...............   (0.57)  (1.28)  (0.51)  (0.59)        (0.47)
                                ------  ------  ------  ------       -------
Net asset value, end of
  period......................  $10.68  $11.82  $12.25  $12.17       $ 12.33
                                ======  ======  ======  ======       =======
Total investment return (1)...   (4.97)%   6.49%   4.88%   3.54%         6.68%
                                ======  ======  ======  ======       =======
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................  $100,831 $101,143 $88,838 $60,279      $38,296
Expenses to average net
  assets, net of fee waivers
  and expense
  reimbursements..............    0.95%   0.95%   0.95%   0.95%         0.95%*
Expenses to average net
  assets, before fee waivers
  and expense
  reimbursements..............    1.18%   1.17%   1.23%   1.29%         1.61%*
Net investment income to
  average net assets, net of
  fee waivers and expense
  reimbursements..............    4.50%   4.57%   5.10%   5.36%         5.24%*
Net investment income to
  average net assets, before
  fee waivers and expense
  reimbursements..............    4.27%   4.35%   4.82%   5.02%         4.58%*
Portfolio turnover............     170%    226%    125%    270%          197%


------------------------

+    For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 57

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                                      PACE
                                     LARGE COMPANY VALUE EQUITY INVESTMENTS
                                -------------------------------------------------
                                     FOR THE YEARS ENDED
                                           JULY 31,              FOR THE PERIOD
                                ------------------------------        ENDED
                                2000#    1999    1998    1997    JULY 31, 1996+
                                ------  ------  ------  ------  -----------------
Net asset value, beginning of
  period......................  $21.14  $20.27  $20.03  $14.07       $ 12.00
                                ------  ------  ------  ------       -------
Net investment income.........    0.15    0.13    0.14    0.11          0.12
Net realized and unrealized
  gains (losses) from
  investments and futures.....   (3.17)   2.34    1.63    6.61          2.02
                                ------  ------  ------  ------       -------
Net increase (decrease) from
  investment operations.......   (3.02)   2.47    1.77    6.72          2.14
                                ------  ------  ------  ------       -------
Dividends from net investment
  income......................   (0.14)  (0.14)  (0.14)  (0.11)        (0.05)
Distributions from net
  realized gains from
  investments.................   (1.63)  (1.46)  (1.39)  (0.65)        (0.02)
                                ------  ------  ------  ------       -------
Total dividends and
  distributions...............   (1.77)  (1.60)  (1.53)  (0.76)        (0.07)
                                ------  ------  ------  ------       -------
Net asset value, end of
  period......................  $16.35  $21.14  $20.27  $20.03       $ 14.07
                                ======  ======  ======  ======       =======
Total investment return (1)...  (14.74)%  12.82%   9.89%  49.13%        17.90%
                                ======  ======  ======  ======       =======
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................  $335,294 $375,465 $266,354 $180,807      $80,897
Expenses to average net
  assets, net of fee waivers
  and expense reimbursements..    0.96%   0.96%   0.98%   1.00%         1.00%*
Expenses to average net
  assets, before fee waivers
  and expense reimbursements..    0.96%   0.96%   0.98%   1.06%         1.40%*
Net investment income to
  average net assets, net of
  fee waivers and expense
  reimbursements..............    0.85%   0.71%   0.82%   0.81%         1.22%*
Net investment income to
  average net assets, before
  fee waivers and expense
  reimbursements..............    0.85%   0.71%   0.82%   0.75%         0.82%*
Portfolio turnover............     195%     40%     34%     46%           38%


------------------------

+    For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
*    Annualized.
# Sub-investment advisory functions for this portfolio were transferred from Brinson Partners, Inc. to Institutional Capital Corp. and Westwood Management Corp. on July 1, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charge or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 58

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                      PACE
                                     LARGE COMPANY GROWTH EQUITY INVESTMENTS
                                -------------------------------------------------
                                     FOR THE YEARS ENDED
                                           JULY 31,              FOR THE PERIOD
                                ------------------------------        ENDED
                                 2000    1999   1998#    1997    JULY 31, 1996+
                                ------  ------  ------  ------  -----------------
Net asset value, beginning of
  period......................  $25.88  $22.99  $19.28  $13.27       $ 12.00
                                ------  ------  ------  ------       -------
Net investment income
  (loss)......................   (0.12)  (0.05)  (0.03)   0.03          0.03
Net realized and unrealized
  gains from investments......    4.69    4.44    4.79    6.01          1.26
                                ------  ------  ------  ------       -------
Net increase from investment
  operations..................    4.57    4.39    4.76    6.04          1.29
                                ------  ------  ------  ------       -------
Dividends from net investment
  income......................      --      --   (0.01)  (0.03)        (0.02)
Distributions from net
  realized gains from
  investments.................   (0.75)  (1.50)  (1.04)     --            --
                                ------  ------  ------  ------       -------
Total dividends and
  distributions...............   (0.75)  (1.50)  (1.05)  (0.03)        (0.02)
                                ------  ------  ------  ------       -------
Net asset value, end of
  period......................  $29.70  $25.88  $22.99  $19.28       $ 13.27
                                ======  ======  ======  ======       =======
Total investment return (1)...   17.76%  19.66%  26.40%  45.61%        10.76%
                                ======  ======  ======  ======       =======
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................  $436,806 $379,988 $275,461 $160,334      $69,248
Expenses to average net
  assets, net of fee waivers
  and expense reimbursements..    0.94%   0.97%   1.00%   1.00%         1.00%*
Expenses to average net
  assets, before fee waivers
  and expense reimbursements..    0.94%   0.97%   1.02%   1.05%         1.33%*
Net investment income (loss)
  to average net assets, net
  of fee waivers and expense
  reimbursements..............   (0.42)%  (0.24)%  (0.14)%   0.22%         0.33%*
Net investment income (loss)
  to average net assets,
  before fee waivers and
  expense reimbursements......   (0.42)%  (0.24)%  (0.16)%   0.17%        (0.01)%*
Portfolio turnover............      59%     43%    102%     73%           65%

------------------------


+    For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
*    Annualized.
# Sub-investment advisory functions for this portfolio were transferred from Chancellor LGT Asset Management, Inc. to Alliance Capital Management L.P. on November 10, 1997.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 59

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                      PACE
                                  SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
                                -------------------------------------------------
                                     FOR THE YEARS ENDED
                                           JULY 31,              FOR THE PERIOD
                                ------------------------------        ENDED
                                2000#    1999    1998    1997    JULY 31, 1996+
                                ------  ------  ------  ------  -----------------
Net asset value, beginning of
  period......................  $15.75  $17.39  $17.52  $12.29       $ 12.00
                                ------  ------  ------  ------       -------
Net investment income.........    0.10    0.06    0.10    0.12          0.10
Net realized and unrealized
  gains (losses) from
  investments.................   (1.79)  (0.06)   1.14    5.55          0.23
                                ------  ------  ------  ------       -------
Net increase (decrease) from
  investment operations.......   (1.69)   0.00    1.24    5.67          0.33
                                ------  ------  ------  ------       -------
Dividends from net investment
  income......................   (0.06)  (0.09)  (0.13)  (0.10)        (0.04)
Distributions from net
  realized gains from
  investments.................   (0.67)  (1.55)  (1.24)  (0.34)           --
                                ------  ------  ------  ------       -------
Total dividends and
  distributions...............   (0.73)  (1.64)  (1.37)  (0.44)        (0.04)
                                ------  ------  ------  ------       -------
Net asset value, end of
  period......................  $13.33  $15.75  $17.39  $17.52       $ 12.29
                                ======  ======  ======  ======       =======
Total investment return (1)...  (10.59)%   1.16%   6.97%  46.99%         2.76%
                                ======  ======  ======  ======       =======
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................  $213,749 $206,131 $183,558 $135,047      $63,894
Expenses to average net
  assets, net of fee waivers
  and expense reimbursements..    1.00%   1.00%   0.99%   1.00%         1.00%*
Expenses to average net
  assets, before fee waivers
  and expense reimbursements..    1.01%   1.01%   1.00%   1.12%         1.51%*
Net investment income to
  average net assets, net of
  fee waivers and expense
  reimbursements..............    0.77%   0.42%   0.61%   1.00%         1.07%*
Net investment income to
  average net assets, before
  fee waivers and expense
  reimbursements..............    0.76%   0.41%   0.60%   0.88%         0.56%*
Portfolio turnover............      83%     57%     42%     39%           30%

------------------------


+    For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
*    Annualized.
# As of October 4, 1999, Ariel Capital Management Inc., sub-advises a portion of the Portfolio. Brandywine Asset Management, Inc. continued to sub-advise a portion of the Portfolio.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 60

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                                      PACE
                                 SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
                                -------------------------------------------------
                                     FOR THE YEARS ENDED
                                           JULY 31,              FOR THE PERIOD
                                ------------------------------        ENDED
                                 2000    1999    1998   1997#    JULY 31, 1996+
                                ------  ------  ------  ------  -----------------
Net asset value, beginning of
  period......................  $20.62  $15.80  $14.44  $11.20       $ 12.00
                                ------  ------  ------  ------       -------
Net investment loss...........   (0.19)  (0.08)  (0.03)  (0.02)        (0.00)**
Net realized and unrealized
  gains (losses) from
  investments.................   12.58    5.28    2.03    3.26         (0.78)
                                ------  ------  ------  ------       -------
Net increase (decrease) from
  investment operations.......   12.39    5.20    2.00    3.24         (0.78)
                                ------  ------  ------  ------       -------
Dividends from net investment
  income......................      --      --      --      --         (0.02)
Distributions from net
  realized gains from
  investments.................   (2.74)  (0.38)  (0.64)     --            --
                                ------  ------  ------  ------       -------
Total dividends and
  distributions...............   (2.74)  (0.38)  (0.64)     --         (0.02)
                                ------  ------  ------  ------       -------
Net asset value, end of
  period......................  $30.27  $20.62  $15.80  $14.44       $ 11.20
                                ======  ======  ======  ======       =======
Total investment return (1)...   62.30%  33.62%  14.44%  28.93%        (6.55)%
                                ======  ======  ======  ======       =======
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................  $319,571 $265,405 $198,855 $125,609      $63,364
Expenses to average net
  assets, net of fee waivers
  and expense reimbursements..    0.95%   1.00%   1.00%   1.00%         1.00%*
Expenses to average net
  assets, before fee waivers
  and expense reimbursements..    0.96%   1.01%   1.03%   1.08%         1.27%*
Net investment loss to average
  net assets, net of fee
  waivers and expense
  reimbursements..............   (0.64)%  (0.48)%  (0.20)%  (0.21)%        (0.14)%*
Net investment loss to average
  net assets, before fee
  waivers and expense
  reimbursements..............   (0.65)%  (0.49)%  (0.23)%  (0.29)%        (0.41)%*
Portfolio turnover............      81%    102%    131%    247%          115%


------------------------


+    For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
*    Annualized.
**   Amount is less than ($0.005) per share.
# Sub-investment advisory functions for this portfolio were transferred from Westfield Capital Management Company, Inc. to Delaware Management Company, Inc. on December 17, 1996.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 61

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                                      PACE
                                        INTERNATIONAL EQUITY INVESTMENTS
                                -------------------------------------------------
                                     FOR THE YEARS ENDED
                                           JULY 31,              FOR THE PERIOD
                                ------------------------------        ENDED
                                 2000    1999    1998    1997    JULY 31, 1996+
                                ------  ------  ------  ------  -----------------
Net asset value, beginning of
  period......................  $17.18  $16.54  $15.66  $12.79       $ 12.00
                                ------  ------  ------  ------       -------
Net investment income.........    0.07    0.07    0.16    0.10          0.12
Net realized and unrealized
  gains from investments and
  foreign currency............    2.51    1.10    1.20    2.97          0.73
                                ------  ------  ------  ------       -------
Net increase from investment
  operations..................    2.58    1.17    1.36    3.07          0.85
                                ------  ------  ------  ------       -------
Dividends from net investment
  income......................   (0.12)  (0.19)  (0.16)  (0.13)        (0.06)
Distributions from net
  realized gains from
  investments.................   (1.02)  (0.34)  (0.32)  (0.07)           --
                                ------  ------  ------  ------       -------
Total dividends and
  distributions...............   (1.14)  (0.53)  (0.48)  (0.20)        (0.06)
                                ------  ------  ------  ------       -------
Capital contribution from
  Sub-Adviser.................    0.05      --      --      --            --
                                ------  ------  ------  ------       -------
Net asset value, end of
  period......................  $18.67  $17.18  $16.54  $15.66       $ 12.79
                                ======  ======  ======  ======       =======
Total investment return (1)...   14.91%   7.33%   9.27%  24.30%         7.08%
                                ======  ======  ======  ======       =======
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................  $246,452 $214,017 $164,477 $102,979      $45,331
Expenses to average net
  assets, net of fee waivers
  and expense reimbursements..    1.16%   1.22%   1.21%   1.35%         1.50%*
Expenses to average net
  assets, before fee waivers
  and expense reimbursements..    1.16%   1.22%   1.21%   1.35%         1.81%*
Net investment income to
  average net assets, net of
  fee waivers and expense
  reimbursements..............    0.37%   0.53%   1.14%   0.95%         1.35%*
Net investment income to
  average net assets, before
  fee waivers and expense
  reimbursements..............    0.37%   0.53%   1.14%   0.95%         1.04%*
Portfolio turnover............      72%     89%     56%     55%           25%


------------------------


+    For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized. If not for the sub-adviser's capital contribution of approximately $0.05 per share, the total return for the year ended July 31, 2000 would have been 14.6%.


--------------------------------------------------------------------------------
                               Prospectus Page 62

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                                      PACE
                                INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
                                -------------------------------------------------
                                     FOR THE YEARS ENDED
                                           JULY 31,              FOR THE PERIOD
                                ------------------------------        ENDED
                                 2000    1999    1998    1997    JULY 31, 1996+
                                ------  ------  ------  ------  -----------------
Net asset value, beginning of
  period......................  $12.05  $10.41  $15.60  $12.49       $ 12.00
                                ------  ------  ------  ------       -------
Net investment income
  (loss)......................   (0.01)   0.09    0.09    0.06          0.07
Net realized and unrealized
  gains (losses) from
  investments and foreign
  currency....................    0.02    1.62   (5.23)   3.09          0.44
                                ------  ------  ------  ------       -------
Net increase (decrease) from
  investment operations.......    0.01    1.71   (5.14)   3.15          0.51
                                ------  ------  ------  ------       -------
Dividends from net investment
  income......................   (0.10)  (0.07)  (0.05)  (0.04)        (0.02)
                                ------  ------  ------  ------       -------
Net asset value, end of
  period......................  $11.96  $12.05  $10.41  $15.60       $ 12.49
                                ======  ======  ======  ======       =======
Total investment return (1)...   (0.02)%  16.66% (32.99)%  25.31%         4.23%
                                ======  ======  ======  ======       =======
Ratios/Supplemental Data:
Net assets, end of period
  (000's).....................  $82,179 $88,497 $63,237 $54,759      $25,481
Expenses to average net
  assets, net of fee waivers
  and expense
  reimbursements..............    1.50%   1.50%   1.50%   1.50%         1.50%*
Expenses to average net
  assets, before fee waivers
  and expense
  reimbursements..............    1.75%   1.79%   1.79%   2.09%         2.35%*
Net investment income (loss)
  to average net assets, net
  of fee waivers and expense
  reimbursements..............   (0.08)%   1.05%   0.98%   0.63%         0.94%*
Net investment income (loss)
  to average net assets,
  before fee waivers and
  expense reimbursements......   (0.33)%   0.76%   0.69%   0.04%         0.08%*
Portfolio turnover............     115%     66%     51%     39%           22%


------------------------

+    For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 63

--------------------------------------------------------------------------------
                            ------------------------

                     PaineWebber PACE Select Advisors Trust



                                   APPENDIX A



              PERFORMANCE INFORMATION FOR NEW INVESTMENT ADVISERS



Certain PACE funds have recently undergone a change in investment advisers. To assist prospective and existing shareholders in making an informed investment decision, this Appendix provides performance information about the only comparable mutual fund or a composite of all private accounts managed by these new investment advisers in a substantially similar manner to the way in which the investment adviser manages the respective PACE Fund's assets ("Related Performance Information").



Where an investment adviser has been managing a registered investment company (mutual fund) with substantially similar investment objectives, policies and strategies ("Comparable Fund") to those of a PACE fund, the Comparable Fund's average total return is presented in accordance with SEC performance rules (shown both before and after deducting any applicable fund sales charges). Where an investment adviser manages private advisory accounts in a manner that is substantially similar to the way in which it manages a PACE fund's assets, this appendix presents the composite performance of all those private accounts ("Private Account Composite Performance"), calculated in accordance with the recommended standards of the Association of Investment Management and Research ("AIMR") (shown both before and after deducting the maximum annual PACE Program fee). The Private Account Composite Performance was obtained from the records maintained by the respective investment adviser and adjusted by Mitchell Hutchins to reflect the fees and expenses of the corresponding PACE fund. AIMR is a non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers. The performance of the corresponding PACE fund is shown for Class P shares both before and after deducting the maximum annual PACE Program fee. In addition, the performance of an appropriate unmanaged benchmark index, not adjusted for any fees or expenses, is provided as well.



Finally, please note that:



- Related Performance Information is not the PACE fund's own performance and is not necessarily an indication of the corresponding PACE fund's future performance. This is particularly true for Private Account Composite Performance because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the private accounts.



- As more fully described below, certain investment advisers for which we have included Related Performance Information manage only a portion of a PACE fund's assets. THUS, THE FUTURE PERFORMANCE OF EACH INVESTMENT ADVISER WILL IMPACT THE PERFORMANCE OF THE RESPECTIVE PACE FUND ONLY FOR THAT PORTION OF THE ASSETS IT MANAGES. The percentage of a PACE fund's assets that is allocated to a particular investment adviser can be changed by Mitchell Hutchins at any time.



- Any investment adviser may be replaced at any time by Mitchell Hutchins, subject to approval by the PACE fund's board of trustees. No shareholder vote is required. THIS MANAGEMENT STRUCTURE MAY RESULT IN MORE FREQUENT TURNOVER OF INVESTMENT ADVISERS THAN OTHER FUNDS THAT TYPICALLY MUST SEEK SHAREHOLDER APPROVAL BEFORE MAKING SUCH A CHANGE.


--------------------------------------------------------------------------------
                              Prospectus Page A-1

--------------------------------------------------------------------------------
                            ------------------------

                     PaineWebber PACE Select Advisors Trust



1. PACE INTERMEDIATE FIXED INCOME INVESTMENTS



Private Account Composite Performance for Metropolitan West Asset Management LLC ("MWAM"), a new investment adviser to the fund, is provided below. Prior to October 10, 2000, all of the fund's assets were managed by a different investment adviser.



                                                                        PACE INTERMEDIATE    PACE INTERMEDIATE
                                                                           FIXED INCOME         FIXED INCOME
                                                           MWAM            INVESTMENTS          INVESTMENTS
                                        MWAM          COMPOSITE AS OF   CLASS P SHARES AS    CLASS P SHARES AS    LEHMAN BROTHERS
                                   COMPOSITE AS OF        9/30/00        OF 9/30/00 (WITH        OF 9/30/00        INTERMEDIATE
                                    9/30/00 (WITH      (WITHOUT PACE       PACE PROGRAM        (WITHOUT PACE        GOVERNMENT
                                  PACE PROGRAM FEE)    PROGRAM FEE)            FEE)             PROGRAM FEE)       CREDIT INDEX
                                  -----------------   ---------------   ------------------   ------------------   ---------------
YTD (1/1/00 - 9/30/00)..........        4.81%              5.99%              5.00%                6.18%               6.19%
1 Year..........................        4.59%              6.16%              4.51%                6.09%               6.25%
3 Years.........................        4.59%              6.17%              3.58%                5.15%               5.69%
5 Years.........................         N/A                N/A               3.65%                5.21%               6.08%
Since inception (8/24/95) of
 Class P shares PACE fund.......         N/A                N/A               3.89%                5.46%               6.12%



2. PACE MUNICIPAL FIXED INCOME INVESTMENTS



Private Account Composite Performance and performance for the only comparable mutual fund advised by Standish, Ayer & Wood, Inc., a new investment adviser to the fund, is provided below. Prior to June 1, 2000, all of the fund's assets were managed by a different investment adviser.


                                                                                                                         PACE
                                                                                                       PACE            MUNICIPAL
                                                                    STANDISH        STANDISH         MUNICIPAL       FIXED INCOME
                            STANDISH, AYER &   STANDISH, AYER &   INTERMEDIATE    INTERMEDIATE     FIXED INCOME       INVESTMENTS
                               WOOD, INC.         WOOD, INC.       TAX EXEMPT      TAX EXEMPT       INVESTMENTS     CLASS P SHARES
                            COMPOSITE AS OF    COMPOSITE AS OF    BOND FUND AS    BOND FUND AS    CLASS P SHARES     AS OF 9/30/00
                             9/30/00 (WITH     9/30/00 (WITHOUT    OF 9/30/00      OF 9/30/00      AS OF 9/30/00       (WITHOUT
                              PACE PROGRAM       PACE PROGRAM     (WITH SALES    (WITHOUT SALES     (WITH PACE           PACE
                                  FEE)               FEE)           CHARGES)        CHARGES)       PROGRAM FEE)      PROGRAM FEE)
                            ----------------   ----------------   ------------   --------------   ---------------   ---------------
YTD (1/1/00 - 9/30/00)....       3.85%              5.01%             N/A             5.12%            4.02%             5.20%
1 Year....................       3.27%              4.81%             N/A             4.93%            2.84%             4.39%
3 Years...................       2.23%              3.76%             N/A             3.90%            1.94%             3.48%
5 Years...................       3.15%              4.70%             N/A             5.03%            3.29%             4.85%
Since inception (8/24/95)
 of Class P shares PACE
 fund.....................        N/A                N/A              N/A             5.06%            3.37%             4.93%


                              LEHMAN
                            MUNICIPAL
                            FIVE YEAR
                            BOND INDEX
                            ----------
YTD (1/1/00 - 9/30/00)....    4.80%
1 Year....................    4.81%
3 Years...................    4.36%
5 Years...................    4.82%
Since inception (8/24/95)
 of Class P shares PACE
 fund.....................    4.79%



3. PACE GLOBAL FIXED INCOME INVESTMENTS



Performance for the only comparable mutual fund managed by Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW"), a new investment adviser to the fund, is provided below. Prior to October 10, 2000, all of PACE Global Fixed Income Investments' assets were managed by Rogge Global Partners plc ("Rogge Global Partners"). As of October 10, 2000, Rogge Global Partners manages approximately 50% of the fund's assets and FFTW manages approximately 50% of the fund's assets. Mitchell Hutchins may change these allocations at any time.



                                                                                           PACE GLOBAL
                                                                           PACE GLOBAL    FIXED INCOME
                                                                           FIXED INCOME    INVESTMENTS
                                              FFTW             FFTW        INVESTMENTS       CLASS P
                                            WORLDWIDE       WORLDWIDE        CLASS P         SHARES         LEHMAN
                                            PORTFOLIO      PORTFOLIO AS    SHARES AS OF   AS OF 9/30/00     GLOBAL     SSB WORLD
                                          AS OF 9/30/00     OF 9/30/00       9/30/00        (WITHOUT      AGGREGATE    GOVT BOND
                                           (WITH SALES    (WITHOUT SALES    (WITH PACE        PACE        BOND INDEX     INDEX
                                            CHARGES)         CHARGES)      PROGRAM FEE)   PROGRAM FEE)    (UNHEDGED)   (UNHEDGED)
                                          -------------   --------------   ------------   -------------   ----------   ----------
YTD (1/1/00 - 9/30/00)..................       N/A            (1.16)%        (6.49)%         (5.43)%       (0.60)%      (2.60)%
1 Year..................................       N/A            (2.30)%        (8.68)%         (7.29)%       (2.17)%      (3.90)%
3 Years.................................       N/A             3.04 %        (0.79)%          0.71 %        2.84 %       2.52 %
5 Years.................................       N/A             4.28 %         0.88 %          2.41 %        3.93 %       2.83 %
Since inception (8/24/95) of Class P
 shares PACE fund.......................       N/A             4.62 %         1.30 %          2.83 %        4.24 %       3.23 %


--------------------------------------------------------------------------------
                              Prospectus Page A-2

--------------------------------------------------------------------------------
                            ------------------------

                     PaineWebber PACE Select Advisors Trust



4. PACE LARGE COMPANY VALUE EQUITY INVESTMENTS



Performance information for Institutional Capital Corp. ("ICAP"), Westwood Management Corporation ("Westwood"), and State Street Global Advisors ("SSgA"), the investment advisers to the fund, is set forth below.



Prior to July 1, 2000, all of the fund's assets were managed by a different investment adviser. As of July 1, 2000, ICAP and Westwood each managed approximately 50% of the fund's assets. As of October 10, 2000, ICAP and Westwood each manages approximately 25% of the fund's assets and SSgA manages approximately 50% of the fund's assets. Mitchell Hutchins may change these allocations at any time.



                                                                                       PACE LARGE        PACE LARGE
                                                                                      COMPANY VALUE     COMPANY VALUE
                                                                                         EQUITY            EQUITY
                                                                                       INVESTMENTS       INVESTMENTS
                                              SSGA COMPOSITE        SSGA COMPOSITE   CLASS P SHARES    CLASS P SHARES    RUSSELL
                                              AS OF 9/30/00         AS OF 9/30/00     AS OF 9/30/00     AS OF 9/30/00      1000
                                                (WITH PACE          (WITHOUT PACE      (WITH PACE       (WITHOUT PACE     VALUE
                                               PROGRAM FEE)          PROGRAM FEE)     PROGRAM FEE)      PROGRAM FEE)      INDEX
                                         ------------------------   --------------   ---------------   ---------------   --------
YTD (1/1/00 - 9/30/00).................                     3.91%        5.08%           (2.48)%           (1.38)%         3.30%
1 Year.................................                     8.69%       10.32%           (1.45)%            0.04 %         8.91%
3 Years................................                     7.75%        9.37%            1.86 %            3.40 %        10.23%
5 Years................................                    17.78%       19.57%           11.62 %           13.31 %        17.59%
Since inception (8/24/95) of Class P
 shares PACE fund......................                    18.25%       20.01%           12.27 %           13.97 %        18.10%


                                                                                                      PACE LARGE
                                                                                                    COMPANY VALUE
                                                   ICAP                                                 EQUITY
                                   ICAP        COMPOSITE AS                       ICAP EQUITY        INVESTMENTS
                               COMPOSITE AS     OF 9/30/00       ICAP EQUITY      PORTFOLIO AS    CLASS P SHARES AS
                                OF 9/30/00       (WITHOUT      PORTFOLIO AS OF     OF 9/30/00      OF 9/30/00 (WITH
                                (WITH PACE         PACE         9/30/00 (WITH    (WITHOUT SALES      PACE PROGRAM
                               PROGRAM FEE)    PROGRAM FEE)    SALES CHARGES)       CHARGES)             FEE)
                               -------------   -------------   ---------------   --------------   ------------------
YTD (1/1/00 - 9/30/00).......     (0.73)%          0.39%              N/A             2.01%             (2.48)%
1 Year.......................      8.62 %         10.23%              N/A            12.34%             (1.45)%
3 Years......................      6.28 %          7.87%              N/A             8.88%              1.86 %
5 Years......................     14.96 %         16.65%              N/A            17.29%             11.62 %
Since inception (8/24/95) of
 Class P shares PACE fund....       N/A             N/A               N/A            17.98%             12.27 %

                                 PACE LARGE
                                COMPANY VALUE
                                   EQUITY
                                 INVESTMENTS
                               CLASS P SHARES            RUSSELL
                                AS OF 9/30/00              1000
                                (WITHOUT PACE             VALUE
                                PROGRAM FEE)              INDEX
                               ---------------   ------------------------
YTD (1/1/00 - 9/30/00).......      (1.38)%                          3.30%
1 Year.......................       0.04 %                          8.91%
3 Years......................       3.40 %                         10.23%
5 Years......................      13.31 %                         17.59%
Since inception (8/24/95) of
 Class P shares PACE fund....      13.97 %                         18.10%


                                                                                                     PACE LARGE
                                                                                    GABELLI            COMPANY
                                                                                    WESTWOOD        VALUE EQUITY
                              WESTWOOD         WESTWOOD      GABELLI WESTWOOD     EQUITY FUND        INVESTMENTS
                          COMPOSITE AS OF    COMPOSITE AS      EQUITY FUND      (A SHARES) AS OF   CLASS P SHARES
                           9/30/00 (WITH      OF 9/30/00     (A SHARES) AS OF       9/30/00         AS OF 9/30/00
                            PACE PROGRAM     (WITHOUT PACE    9/30/00 (WITH      (WITHOUT SALES      (WITH PACE
                                FEE)         PROGRAM FEE)     SALES CHARGES)        CHARGES)        PROGRAM FEE)
                          ----------------   -------------   ----------------   ----------------   ---------------
YTD (1/1/00 -
 9/30/00)...............        7.22%            8.40%             3.76%              8.08%             (2.48)%
1 Year..................       15.28%           16.96%            14.21%             18.98%             (1.45)%
3 Years.................       12.25%           13.91%            10.28%             11.79%              1.86 %
5 Years.................       20.21%           21.95%            18.74%             19.71%             11.62 %
Since inception
 (8/24/95) of Class P
 shares PACE fund.......         N/A              N/A             19.02%             19.98%             12.27 %

                            PACE LARGE
                           COMPANY VALUE
                              EQUITY
                            INVESTMENTS
                          CLASS P SHARES    RUSSELL
                           AS OF 9/30/00      1000
                           (WITHOUT PACE     VALUE
                           PROGRAM FEE)      INDEX
                          ---------------   --------
YTD (1/1/00 -
 9/30/00)...............      (1.38)%         3.30%
1 Year..................       0.04 %         8.91%
3 Years.................       3.40 %        10.23%
5 Years.................      13.31 %        17.59%
Since inception
 (8/24/95) of Class P
 shares PACE fund.......      13.97 %        18.10%


--------------------------------------------------------------------------------
                              Prospectus Page A-3

--------------------------------------------------------------------------------
                            ------------------------

                     PaineWebber PACE Select Advisors Trust



5. PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS



Private Account Composite performance for State Street Global Advisors ("SSgA"), an investment adviser of the fund, is set forth below.



Prior to October 10, 2000, all of the fund's assets were managed by Alliance Capital Management L.P. ("Alliance Capital"). As of October 10, 2000, Alliance Capital manages approximately 60% of the fund's assets and SSgA manages approximately 40% of the fund's assets. Mitchell Hutchins may change these allocations at any time.



                                                                                     PACE LARGE          PACE LARGE
                                                                                   COMPANY GROWTH      COMPANY GROWTH
                                                                                       EQUITY              EQUITY
                                                                                    INVESTMENTS         INVESTMENTS
                                               SSGA COMPOSITE   SSGA COMPOSITE   CLASS P SHARES AS     CLASS P SHARES    RUSSELL
                                               AS OF 9/30/00    AS OF 9/30/00     OF 9/30/00 (WITH     AS OF 9/30/00       1000
                                                 (WITH PACE     (WITHOUT PACE       PACE PROGRAM       (WITHOUT PACE      GROWTH
                                                PROGRAM FEE)     PROGRAM FEE)           FEE)            PROGRAM FEE)      INDEX
                                               --------------   --------------   ------------------   ----------------   --------
YTD (1/1/00 - 9/30/00).......................     (5.74)%          (4.66)%            (2.37)%                  (1.26)%    (1.37)%
1 Year.......................................      15.91%           17.64%            15.06 %                  16.80 %    23.43 %
3 Years......................................      19.03%           20.81%            18.59 %                  20.39 %    22.74 %
5 Years......................................      22.49%           24.31%            20.12 %                  21.94 %    25.07 %
Since inception (8/24/95) of Class P shares
 PACE fund...................................      22.90%           24.73%            20.46 %                  22.28 %    25.72 %



6. PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS



Performance for ICM Asset Management, Inc. ("ICM") and Ariel Capital Management Inc. ("Ariel"), each an investment adviser of the fund, is set forth below. Prior to October 4, 1999, all of the fund's assets were managed by a different investment adviser. As of October 4, 1999, the former investment adviser and Ariel Capital Management, Inc. ("Ariel") each managed a portion of the fund's assets. As of October 10, 2000, Ariel and ICM each initially manages approximately 50% of the fund 's assets. Mitchell Hutchins may change these allocations at any time.



                                                                PACE SMALL/MEDIUM       PACE SMALL/MEDIUM
                                                                  COMPANY VALUE           COMPANY VALUE
                            ICM COMPOSITE    ICM COMPOSITE     EQUITY INVESTMENTS      EQUITY INVESTMENTS     RUSSELL    RUSSELL
                            AS OF 9/30/00    AS OF 9/30/00    CLASS P SHARES AS OF    CLASS P SHARES AS OF      2000       2500
                              (WITH PACE     (WITHOUT PACE     9/30/00 (WITH PACE       9/30/00 (WITHOUT       VALUE      VALUE
                             PROGRAM FEE)     PROGRAM FEE)        PROGRAM FEE)          PACE PROGRAM FEE)      INDEX      INDEX
                            --------------   --------------   ---------------------   ---------------------   --------   --------
YTD (1/1/00 - 9/30/00)....      29.63%           31.61%               2.84 %                  4.00 %           13.62%     11.21%
1 Year....................      26.81%           28.74%               1.39 %                  2.93 %           15.36%     15.75%
3 Years...................       0.64%            1.15%              (3.72)%                 (2.26)%            2.11%      4.41%
5 Years...................        N/A              N/A                7.32 %                  8.94 %           11.50%     13.33%
Since inception (8/24/95)
 of Class P shares PACE
 fund.....................        N/A              N/A                7.17 %                  8.79 %           11.63%     13.47%


                                                                                                                 PACE SMALL/
                                                                                                PACE SMALL/         MEDIUM
                                                      ARIEL                                        MEDIUM          COMPANY
                                        ARIEL       COMPOSITE                      ARIEL          COMPANY        VALUE EQUITY
                                      COMPOSITE       AS OF         ARIEL       APPRECIATION    VALUE EQUITY     INVESTMENTS
                                        AS OF        9/30/00     APPRECIATION    FUND AS OF     INVESTMENTS     CLASS P SHARES
                                       9/30/00      (WITHOUT      FUND AS OF      9/30/00      CLASS P SHARES   AS OF 9/30/00
                                     (WITH PACE       PACE         9/30/00        (WITHOUT     AS OF 9/30/00       (WITHOUT
                                       PROGRAM       PROGRAM     (WITH SALES       SALES         (WITH PACE          PACE
                                        FEE)          FEE)         CHARGES)       CHARGES)      PROGRAM FEE)     PROGRAM FEE)
                                     -----------   -----------   ------------   ------------   --------------   --------------
YTD (1/1/00 - 9/30/00).............      7.68%        8.89%           N/A          11.56%          2.84 %           4.00 %
1 Year.............................      8.93%       10.57%           N/A          14.11%          1.39 %           2.93 %
3 Years............................      8.73%       10.37%           N/A          12.22%         (3.72)%          (2.26)%
5 Years............................     16.46%       18.20%           N/A          18.96%          7.32 %           8.94 %
Since inception (8/24/95) of
 Class P shares PACE fund..........     16.76%       18.51%           N/A          18.41%          7.17 %           8.79 %


                                     RUSSELL
                                       MID      RUSSELL
                                       CAP        2500
                                      VALUE      VALUE
                                      INDEX      INDEX
                                     --------   --------
YTD (1/1/00 - 9/30/00).............    8.90%     11.21%
1 Year.............................   13.00%     15.75%
3 Years............................    5.96%      4.41%
5 Years............................   14.07%     13.33%
Since inception (8/24/95) of
 Class P shares PACE fund..........   14.33%     13.47%


--------------------------------------------------------------------------------
                              Prospectus Page A-4

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                                   APPENDIX B


INTRODUCTORY NOTE:



    THIS APPENDIX IS PROVIDED FOR ERISA ACCOUNTS PURSUANT TO CONDITIONS IMPOSED BY A GRANT OF INDIVIDUAL EXEMPTIONS BY THE DEPARTMENT OF LABOR.



    THE NOTICE OF PROPOSED EXEMPTION AND RELATED GRANT OF INDIVIDUAL EXEMPTIONS REPRODUCED BELOW DATE FROM 1996. THE FACTUAL INFORMATION CONTAINED THEREIN WAS ACCURATE AS OF THAT TIME; HOWEVER, THE FUNDS HAVE CHANGED OVER THE YEARS. THE INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS IS MORE CURRENT AND SHOULD BE RELIED UPON WHERE THERE ARE DIFFERENCES. FOR EXAMPLE:



- THE NAME OF THE TRUST WAS CHANGED FROM MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST TO PAINEWEBBER PACE SELECT ADVISORS TRUST;



- PAINEWEBBER MANAGED ACCOUNTS SERVICES (PMAS) IS NOW KNOWN AS PAINEWEBBER INVESTMENT CONSULTING SERVICES (PICS); AND



- CERTAIN FEE ARRANGEMENTS HAVE CHANGED AND A NUMBER OF SUB-ADVISERS HAVE BEEN REPLACED.


           THIS DOCUMENT HAS BEEN PREPARED BY PAINEWEBBER INCORPORATED
         AS A COPY OF THE NOTICE THAT APPEARED IN THE FEDERAL REGISTER ON
                FRIDAY, MARCH 22, 1996 (VOL. 61, N0. 57 AT 11882).

  PAINEWEBBER INCORPORATED (PAINEWEBBER) LOCATED IN NEW YORK, NY    [Application
  No. D-09818]

                               PROPOSED EXEMPTION

    Based on the facts and representations set forth in the application, the Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10,
1990).(1)

Section I. Covered Transactions

If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

    In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

    This proposed exemption is subject to the conditions set forth below in
Section II.

Section II. General Conditions
(a) The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b) As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40
   Act) by PMAS and its affiliates in connection with the transactions.

(c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e) PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all available Portfolios.

----------------------------------
  (1) For purposes of this proposed exemption, reference to provisions of Title I of the Act, unless otherwise specified, refer also to the corresponding provisions of the Code.

--------------------------------------------------------------------------------
                              Prospectus Page B-1

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

(h) With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i) The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j) With respect to its participation in the PACE Program prior to purchasing Trust shares,

    (1) Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

        (A) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

        (B) Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

        (C) An investor questionnaire.

        (D) A written analysis of PMAS's asset allocation decision and recommendation of specific Portfolios.

        (E) A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

        (F) Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreement between Mitchell Hutchins and the Sub-Advisers.

        (G) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

    (2) In the case of a Section 404(c) Plan, the Independent Fiduciary will--

        (A) Make copies of the foregoing documents available to Directing Participants.

        (B) Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

    (3) If accepted as an investor in the PACE Program, an Independent Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(l) of this Section II.

    (4) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is--

        (A) Independent of PaineWebber and its affiliates;

        (B) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

        (C) Able to make an informed decision concerning participation in the PACE Program.

    (5) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is--

        (A) Independent of PMAS and its affiliates;

        (B) Capable of making an independent decision regarding the investment of Plan assets;

        (C) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

        (D) Able to make an informed decision concerning participation in the PACE Program.

--------------------------------------------------------------------------------
                              Prospectus Page B-2

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

(k) As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

    (1) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

    (2) Telephone quotations from PaineWebber of such Plan's account balance.

    (3) A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account.
       Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

    (4) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

    (5) A written quarterly monitoring report that includes a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); an investment outlook summary containing market commentary; and the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

    (6) A statement, furnished at least quarterly or annually, specifying--

        (A) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

        (B) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

        (C) The average brokerage commissions per share by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

        (D) The average brokerage commissions per share by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

    (7) Periodic meetings with a PaineWebber Investment Executive by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, the information noted above in subparagraphs
   (k)(1) through (k)(7) of this Section II may be provided directly by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS.

(m) If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n) The books and records of the Trust are audited annually by independent, certified public accountants and all investors receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o) PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that--

    (1) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

    (2) No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(1) of this Section II below.

(p) (1) Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this
         Section II are unconditionally available at their customary location during normal business hours by:

        (A) Any duly authorized employee or representative of the Department, the Internal

--------------------------------------------------------------------------------
                              Prospectus Page B-3

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

           Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

        (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

        (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

        (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p) (2)  None of the persons described above in paragraphs
         (p)(l)(B)-(p)(l)(D) of this paragraph (P) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this proposed exemption:

(a) The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b) An "affiliate" of PaineWebber includes--

    (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

    (2) Any officer, director or partner in such person, and

    (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c) The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d) The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

    (1) A Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan;

    (2) A participant in a Keogh Plan;

    (3) An individual covered under a self-directed IRA which invests in Trust shares;

    (4) An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

    (5) A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section
       404(c) of the Act; or

(e) The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f) The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

    Effective Date: If granted, this proposed exemption will be effective as of August 18, 1995.

                      SUMMARY OF FACTS AND REPRESENTATIONS

1. The parties to the transactions are as follows:

    (a) PAINEWEBBER GROUP (PAINE WEBBER GROUP), located in New York, New York, is the parent of PaineWebber. Paine Webber Group is one of the leading full-line securities firms servicing institutions, governments and individual investors in the United States and throughout the world. Paine Webber Group conducts its businesses in part through PMAS, a division of PaineWebber and Mitchell Hutchins, a wholly owned subsidiary of PaineWebber. Paine Webber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. In addition, it holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although Paine Webber Group is not an operating company and, as such, maintains no assets under management, as of September 30, 1994, Paine Webber Group and its subsidiaries rendered investment advisory services with respect to $36.1 billion in assets.

    (b) PAINEWEBBER, whose principal executive offices are located in New York, New York, provides investment advisory services to individuals, banks, thrift institutions, investment companies, pension and profit sharing plans, trusts, estates, charitable organizations, corporations and other business and government entities. PaineWebber is also responsible for securities underwriting, investment and merchant banking services and securities and commodities trading as principal and agent. PaineWebber serves as the dealer of Trust shares described herein.

    (c) PMAS, located in Weehawken, New Jersey is responsible for individual investor account management and investor consulting services. PMAS provides such services to the investors involved in various PaineWebber investment

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                              Prospectus Page B-4
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                            ------------------------
                     PaineWebber PACE Select Advisors Trust

       programs by providing asset allocation recommendations and related services with respect to their investments. PMAS provides investment consulting and advisory services to more than 40,000 accounts, with account sizes ranging from institutional accounts in excess of $650 million in assets to individual accounts with $100,000 minimum investments. PMAS provides investors in the Trust with asset allocation recommendations and related services with respect to investments in the Trust Portfolios.

    (d) MITCHELL HUTCHINS, which is located in New York, New York, is a registered investment adviser under the Investment Adviser's Act of 1940 (the Advisers Act) and a wholly owned subsidiary of PaineWebber. Mitchell Hutchins provides investment advisory and asset management services to investors and develops and distributes investment products, including mutual funds and limited partnerships. Mitchell Hutchins also provides financial services to over $24.8 billion in client assets representing twenty-eight investment companies with fifty-five separate portfolios. Mitchell Hutchins is providing investment management and administrative services with respect to the Trust and investment advisory services with respect to one of the Trust's Portfolios.

    (e) STATE STREET BANK AND TRUST COMPANY (STATE STREET), located in North Quincy, Massachusetts, serves as the custodian of assets for the Trust. State Street is not affiliated with PaineWebber and its affiliates. It provides a full array of integrated banking products, focusing on servicing financial assets (i.e., asset custody, cash management, securities lending, multi-currency accounting and foreign exchange), managing assets and commercial lending. As of September 30, 1994, State Street rendered custodian services with respect to approximately $1.6 trillion in assets and provided investment management services to approximately $155 billion in assets.

    (f) PFPC, INC. (PFPC), a subsidiary of PNC Bank, National Association, and whose principal address is in Wilmington, Delaware, serves as the Trust's transfer and dividend disbursing agent. PFPC is not affiliated with PaineWebber and its affiliates. PFPC provides a complete range of mutual fund administration and accounting services to a diverse product base of domestic and international investment portfolios. PFPC is also one of the nation's leading providers of transfer and shareholder servicing services to mutual funds and asset management accounts. As of September 30, 1994, PFPC rendered accounting and administration services to over 400 mutual funds and provided transfer agency, dividend disbursing and/or shareholder servicing services with respect to more than 3.1 million shareholder accounts.

2. The Trust is a no load, open-end, diversified management investment company registered under the '40 Act. The Trust was organized as a Delaware business trust on September 9, 1994 and it has an indefinite duration. As of November 6, 1995, the Trust had $184 million in net assets. The Trust presently consists of twelve different portfolios which will pay dividends to investors. The composition of the Portfolios will cover a spectrum of investments ranging from foreign and U.S. Government-related securities to equity and debt securities issued by foreign and domestic corporations. Although a Portfolio of the Trust is permitted to invest its assets in securities issued by PaineWebber and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will never exceed one percent. With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios are being initially offered to the public at a net asset value of $10 per share. Shares in the PACE Money Market Investments Portfolio are being initially offered to the public at a net asset value of $1.00 per share.

3. Mitchell Hutchins serves as the distributor of Trust shares and PaineWebber serves as the dealer with respect to shares of the Portfolios.(2) Such shares are being offered by PaineWebber at no load, to participants in the PACE Program. The PACE Program is an investment service pursuant to which PMAS provides participants in the PACE Program with asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. As stated above, State Street will serve as the custodian of each Portfolio's assets and PFPC serves as the Portfolio's transfer and dividend disbursing agent.

    To participate in the PACE Program, each investor must open a brokerage account with PaineWebber.(3) The minimum initial investment in the PACE Program is $10,000.

    Although PaineWebber anticipates that investors in the Trust will initially consist of institutions and

----------------------------------
  (2) As distributor or principal underwriter for the Trust, Mitchell Hutchins will use its best efforts, consistent with its other businesses, to sell shares of the Portfolios. Pursuant to a separate dealer agreement with Mitchell Hutchins, PaineWebber will sell Trust shares to investors. However, neither Mitchell Hutchins nor PaineWebber will receive any compensation for their services as distributor or dealer of Trust shares. According to the applicants, Mitchell Hutchins and PaineWebber may be regarded as having an indirect economic incentive by virtue of the fact that Mitchell Hutchins and PaineWebber will be paid for the services they provide to the Trust in their respective capacities as investment manager and administrator of the Trust (Mitchell Hutchins) and as the provider of asset allocation and related services (PaineWebber, through PMAS).

  (3) According to the Statement of Additional Information that accompanies the Prospectus for the PACE Program, shares in the Trust are not certificated for reasons of economy and convenience. However, PFPC maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PaineWebber represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible.
    As for voting rights, PaineWebber states that they are accorded to recordholders of Trust shares. PaineWebber notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as
Section 404(c) Plans, PaineWebber believes that most Plans will pass the vote through to Directing Participants on a pro-rata basis.

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                              Prospectus Page B-5

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                            ------------------------
                     PaineWebber PACE Select Advisors Trust

    individuals, it is proposed that prospective investors will include Plans for which PaineWebber may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PaineWebber or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.(4)

    The applicants represent that the initial purchase of shares in the Trust by a Plan participating in the PACE Program may give rise to a prohibited transaction where PaineWebber, or an affiliate thereof, is a party in interest with respect to the Plan. PaineWebber also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PaineWebber and the Plan may have been established at that point.

    Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by a Plan participating in the PACE Program where PaineWebber does not
    (a) sponsor the Plan (other than as prototype sponsor) or (b) have discretionary authority over such Plan's assets.(5) No commissions or fees will be paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the proposed exemption will be effective as of August 18, 1995.

4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees). The Trustees will approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios.

5. Mitchell Hutchins also serves as the investment manager to each Portfolio. Under its investment management and administration agreement with the Trust, Mitchell Hutchins will provide certain investment management and administrative services to the Trust and the Portfolios that, in part, involve calculating each Portfolio's net asset value(6) and, with the exception of the PACE Money Market Investments Portfolio (for which Mitchell Hutchins will exercise investment discretion), making recommendations to the Board of Trustees of the Trust regarding (a) the investment policies of each Portfolio and (b) the selection and retention of the Sub-Advisers who will exercise investment discretion with respect to the assets of each Portfolio.(7)

    The Sub-Advisers will provide discretionary advisory services with respect to the investment of the assets of the respective Portfolios (other than the PACE Money Market Investments Portfolio) on the basis of their performance in their respective areas of expertise in asset management. With the exception of the PACE Money Market Investments Portfolio which will be advised by Mitchell Hutchins, PaineWebber represents that all of the Sub-Advisers, will be independent of, and will remain independent of PaineWebber and/or its affiliates. The Sub-Advisers will be registered investment advisers under the Advisers Act and maintain their principal executive offices in various regions of the United States.

    The administrative services for which Mitchell Hutchins will be responsible include the following: (a) supervising all aspects of the operations of the Trust and each Portfolio (e.g., oversight of transfer agency, custodial, legal and accounting services; (b) providing the Trust and each Portfolio with corporate, administrative and clerical personnel as well as maintaining books and records for the Trust and each Portfolio; (c) arranging for the periodic preparation, updating, filing and dissemination of the Trust's Registration Statement, proxy materials, tax returns and required reports to each Portfolio's shareholders and the SEC, as well as other federal or state regulatory authorities; (d) providing the Trust and each Portfolio with, and obtaining for it, office space, equipment and

----------------------------------
  (4) The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the PACE Program by an Independent Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Fiduciary must act prudently with respect to the decision to enter into the PACE Program with PMAS as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to PaineWebber and its affiliates. The Department expects an Independent Fiduciary, prior to entering into the PACE Program, to understand fully all aspects of such arrangement following disclosure by PMAS of all relevant information.

  (5) PaineWebber represents that to the extent employee benefit plans that are maintained by PaineWebber purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). PaineWebber further represents that, although the exemptive relief proposed above would not permit PaineWebber or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

  (6) The net asset value of each Portfolio's shares, except for the PACE Money Market Investments Portfolio, fluctuates and is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4:00 p.m. Eastern Time) each business day. The net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12:00 p.m. each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

  (7) Subject to the supervision and direction of the Trustees, Mitchell Hutchins will provide to the Trust investment management evaluation services principally by performing initial review on prospective Sub-Advisers for each Portfolio and thereafter monitoring each Sub-Adviser's performance. In evaluating prospective Sub-Advisers, Mitchell Hutchins will consider, among other factors, each Sub-Adviser's level of expertise, consistency of performance and investment discipline or philosophy. Mitchell Hutchins will have the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Trustees whether a Sub-Adviser's contract should be continued.

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                              Prospectus Page B-6

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                            ------------------------
                     PaineWebber PACE Select Advisors Trust

    services; (e) providing the Trustees with economic and investment analyses and reports, and making available to the Trustees, upon request, any economic, statistical and investment services. These administrative services do not include any management services that might be performed by Mitchell Hutchins. As noted in Representations 17 and 18, Mitchell Hutchins is separately compensated for management services rendered to the Trust.

6. Through the PACE Program, PMAS is providing a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, PMAS will furnish copies of an investor questionnaire, designed to elicit information about the specific investment needs, objectives and expectations of the investor, to an Independent Fiduciary of a Title I Plan that does not permit individually-directed investments, to an Independent Fiduciary of an IRA or a Keogh Plan, or to a Directing Participant of a Section 404(c) Plan. Although the contents of the questionnaire may vary somewhat depending upon the type of Plan investing in the PACE Program, for a particular Plan, the same questionnaire will be given to each participant.

    In the case of a Section 404(c) Plan where an Independent Fiduciary has established an Undisclosed Account with PaineWebber in the name of the Plan, PMAS will provide investor questionnaires to each Directing Participant through PaineWebber Investment Executives (who are registered representatives of PaineWebber), via the Plan's benefits personnel or independent recordkeeper (the Recordkeeper), or by other means requested by the Independent Fiduciary. The applicants recognize that Section
    404(c) Plans typically employ a Recordkeeper to assist the Independent Fiduciary with maintaining Plan-related data which is used to generate benefit status reports, regulatory compliance reports and participant- and Plan-level investment performance reports. Therefore, the Undisclosed Account arrangement is intended to coordinate with the functions traditionally provided to Section 404(c) Plans by their Recordkeepers.(8)

7. Based upon data obtained from the investor questionnaire, PMAS will evaluate the investor's risk tolerances and investment objectives. PMAS will then recommend, in writing, an appropriate allocation of assets among suitable Portfolios that conforms to these tolerances and objectives.

    PaineWebber represents that PMAS will not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, PaineWebber represents that all of PMAS's recommendations and evaluations will be presented to the Independent Fiduciary and will be implemented only if accepted and acted upon by such fiduciary.

    In the case of a Section 404(c) Plan, PaineWebber represents that Directing Participants in such Plan will be presented with recommendations and evaluations that aretailored to the responses provided by that Directing Participant in his or her questionnaire. PMAS's recommendations will be disseminated to Directing Participants in accordance with procedures established for the Plan.

    After receipt of PMAS's initial recommendations, which may or may not be adopted, the Independent Fiduciary or Directing Participant, as applicable, will select the specific Portfolios. PMAS will continue to recommend to Independent Fiduciaries or Directing Participants asset allocations among the selected Portfolios.

8. Aside from the investor questionnaire, in order for a Plan to participate in the PACE Program, PaineWebber or PMAS will provide an Independent Fiduciary with a copy of the Trust Prospectus discussing (a) the investment objectives of the Portfolios comprising the Trust, (b) the policies employed to achieve these objectives, (c) the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their subsidiaries, and (d) the compensation paid to such entities by the Trust and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to PaineWebber, the Independent Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes, in further detail, the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. Further, each Independent Fiduciary will be given a copy of the investment advisory agreement between PMAS and such Plan relating to participation in the PACE Program, including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon oral or written request to the Trust, PaineWebber will also provide an Independent

----------------------------------
  (8) The applicants wish to emphasize that the PACE Program can currently be provided to participants in Section 404(c) Plans on either an Undisclosed Account or a disclosed account (the Disclosed Account) basis (i.e., where the Independent Fiduciary opens a separate PACE Program account with PaineWebber for each Directing Participant). In this regard, the applicants note that PaineWebber presently offers the PACE Program on a Disclosed Account arrangement to IRAs and Keogh Plans. However, for other Section 404(c) Plans such as those that are covered under the provisions of section 401(k) of the Code, PaineWebber prefers not to establish Disclosed Accounts for individual participants because of servicing and other administrative matters typically undertaken by such Plan's Recordkeepers. The applicants note that from the participant's perspective, there is no difference in the nature of the services provided under the PACE Program regardless of whether the participant's investment is held through a "Disclosed" or "Undisclosed" Account arrangement. The applicants state that these designations are primarily internal distinctions relating to whether the participant's name appears in the account set-up and reflects differences in the applicable sub-accounting functions.

    Notwithstanding the above, the Department wishes to point out that, regardless of the arrangement negotiated with PaineWebber, an Independent Fiduciary of a Section 404(c) Plan has the responsibility to disseminate all information it receives to each Directing Participant investing in the PACE Program.

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                              Prospectus Page B-7

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                            ------------------------
                     PaineWebber PACE Select Advisors Trust

  Fiduciary with a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.

    In the case of a Section 404(c) Plan, depending on the arrangement negotiated with the Independent Fiduciary, PaineWebber represents that the Independent Fiduciary will make available copies of the foregoing documents to Directing Participants.

    In addition, Independent Fiduciaries and, if applicable, Directing Participants, will receive introductory documentation regarding the PACE Program in marketing materials and in other communications. Further, depending upon the arrangement negotiated between PMAS and the Independent Fiduciary, a PaineWebber Investment Executive will meet with a Directing Participant, upon oral or written request, to discuss the services offered under the PACE Program, including the rebalancing feature described in Representation 12, as well as the operation and objectives of the Portfolios.(9)

9. If accepted as an investor in the PACE Program, an Independent Fiduciary will be required by PMAS to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the documents referred to in Representation 8. With respect to a Plan that is covered by Title I of the Act (e.g., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, PMAS will require that such Independent Fiduciary acknowledge in writing receipt of such documents and represent to PaineWebber that such fiduciary is (a) independent of PaineWebber and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets, (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (d) able to make an informed decision concerning participation in the PACE Program.

    With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent, in writing, to PMAS that such fiduciary is (a) independent of PaineWebber and its affiliates, (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (c) able to make an informed decision concerning participation in the PACE Program.

10. After the selection of specific Portfolios by an Independent Fiduciary or a Directing Participant,(10) PMAS will continue to provide recommendations to such persons relating to asset allocations among the selected Portfolios. However, with respect to a Section 404(c) Plan in which at least three Portfolios may be selected by the Independent Fiduciary, PMAS's initial asset allocation recommendation to Directing Participants will be limited to fthe suggested Portfolios offered under the Plan. PMAS anticipates that it may also work with the Independent Fiduciary of a Section 404(c) Plan to assist the fiduciary in (a) identifying and drafting investment objectives,
   (b) selecting suitable investment categories or actual Portfolios to be offered to Directing Participants or (c) recommending appropriate long-term investment allocations to a Directing Participant, if this individual receives such advice.

    An Independent Fiduciary or a Directing Participant will be permitted to change his or her investment allocation by specifying the new allocation in writing or by other means authorized by the Plan (e.g., by use of a kiosk). Although PaineWebber currently imposes no limitation on the frequency with which an Independent Fiduciary or a Directing Participant may change his or her prescribed asset allocation, PaineWebber reserves the right to impose reasonable limitations.

11. Depending on the arrangement negotiated with PMAS, PaineWebber will provide each Independent Fiduciary with the following information: (a) Written confirmations of each purchase and redemption of shares of a Portfolio;
   (b) daily telephone quotations of such Plan's account balance; (c) a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account; and (d) a quarterly, written investment performance monitoring report.

    The monthly account statement will include, among other information:
    (a) cash flow and transaction activity during the month, including purchase, sale and exchange activity and dividends paid or reinvested; (b) unrealized gains or losses on Portfolio shares held; and (c) a summary of total earnings and capital returns on the Plan's PACE Program Portfolio for the month and year-to-date. The quarterly investment performance report will include, among other information, the following: (a) a record of the performance of the Plan's PACE Program portfolio for the quarter and since inception showing rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period)(11);
    (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each Portfolio. In addition, to the extent required by the arrangement negotiated with the Independent Fiduciary, the quarterly performance monitoring report will (a) contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the investment objectives are being met, and

----------------------------------
  (9) The Department is expressing no opinion as to whether the information provided under the PACE Program is sufficient to enable a Directing Participant to exercise independent control over assets in his or her account as contemplated by Section 404(c) of the Act.

  (10) In the case of a Section 404(c) Plan, PMAS will receive electronically from the Recordkeeper each participant's investment selections.

  (11) The comparative index is a blended index of the individual Portfolio indices that are weighted by the allocation percentages corresponding to those holdings that make up the investor's total investment in the PACE Program.

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                              Prospectus Page B-8

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                            ------------------------
                     PaineWebber PACE Select Advisors Trust

    (b) recommend, from time to time, changes in Portfolio allocations. The quarterly performance monitoring report is described in the summary of the PACE Program contained in the Trust Prospectus.

    With respect to a Section 404(c) Plan, the quarterly investment performance report transmitted to the Independent Fiduciary will include the following aggregate information relative to the Undisclosed Account as well as market commentary: (a) a record of the performance of the Plan's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); and (b) the Plan's actual investment portfolio with a breakdown of investments made in each Portfolio. As to each Directing Participant, PMAS will provide information to be contained in the quarterly performance monitoring report to such participants.

    In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, PaineWebber will provide, as applicable, an Independent Fiduciary or a Directing Participant with written disclosures of (a) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (b) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (c) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and
    (d) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

    Further, the Independent Fiduciary or Directing Participant, as applicable, will have access to a PaineWebber Investment Executive for the discussion of the quarterly performance monitoring reports, the rebalancing feature described below in Representation 12 or any questions that may arise.

12. Depending on the arrangement negotiated with PMAS, for any investor who so directs PMAS, the investor's Trust holdings will be automatically rebalanced on a periodic basis to maintain the investor's designated allocation among the Portfolios. PMAS will receive no additional compensation to provide this service. At both the Independent Fiduciary and Directing Participant levels, the rebalancing election will be made in writing or in any manner permitted by the Plan (e.g., in the case of a Section 404(c) Plan, electronic transmissionby the Recordkeeper to PMAS of the Directing Participant's election). The election will be accompanied by a disclosure that is designed to provide the Independent Fiduciary and the Directing Participant, as applicable, with an understanding of the rebalancing feature. Disclosure of the rebalancing feature is included in the Prospectus for the PACE Program which will be provided to each Independent Fiduciary and Directing Participant.

    It is currently anticipated that screening will be performed quarterly with respect to the PACE Program accounts for which the investor has elected the rebalancing service and that rebalancing will be performed for each such account where any Portfolio allocation deviates from the allocation prescribed by the investor by the agreed-upon uniform threshold.(12) The threshold for triggering rebalancing is a percentage (presently, 2 1/2 percent) that has been established by PaineWebber and is applied uniformly to all accounts subject to rebalancing. If PaineWebber were, in the future, to determine that this uniform threshold should be changed, PMAS would notify all investors (including Independent Fiduciaries and Directing Participants) who had elected the rebalancing feature. Then, in order to continue to provide this service, PMAS would need to obtain the consent of each such investor.

    The applicants note that rebalancing is a feature that an investor chooses to apply indefinitely until the investor notifies PaineWebber that it wishes to have this service discontinued. After rebalancing has been discontinued, an investor may reactivate the rebalancing service by notifying PaineWebber in writing.

13. PaineWebber notes that not all of the services described above will be provided to every Plan. The services that will be provided will depend on what is decided upon by the Independent Fiduciary. Assuming the Independent Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays PMAS. This is due to the bundled nature of the services provided in the PACE Program. For example, if the Independent Fiduciary were to limit the number of Portfolios available as investment options for its Plan participants, this might be deemed a reduction in the services available under the PACE Program that would not result in any reduction in the applicable Program fee. Similarly, under the PACE Program, an Independent Fiduciary of a Section 404(c) Plan may decide for its own reasons not to make the automatic rebalancing service available to Directing Participants. Under such

----------------------------------
  (12) Currently, with regard to investors who have elected the rebalancing feature, rebalancing is effected by an automated, mechanical system that, as to each account: (a) Calculates the current allocation for each Portfolio based on the quarter-end net asset value; (b) compares the current allocation for each Portfolio with the allocation prescribed by the investor; (c) identifies for rebalancing all accounts with one or more Portfolios whose current allocation deviates by the agreed-upon threshold from the allocation prescribed by the investor; and (d) for each account which has been identified for rebalancing pursuant to (a)-(c), (1) calculates the dollar difference between the current allocation and the allocation prescribed by the investor, (2) reduces each Portfolio whose current allocation exceeds the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations, and (3) increases each Portfolio whose current allocation is less than the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations. This rebalancing is accomplished by automatically exchanging, in the order of the Portfolio's respective CUSIP numbers, a dollar-equivalent number of shares of each Portfolio to be reduced for the corresponding number of shares of a Portfolio to be increased until the current allocation is equal to the allocation prescribed by the investor. Valuation of the Portfolios is done as of the close of regular trading on the NYSE each business day.

--------------------------------------------------------------------------------
                              Prospectus Page B-9

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

   circumstances, PMAS will not reduce its fees to reflect the absence of the provision of rebalancing services to the Plan. Further, under the particular arrangement which it has negotiated with PMAS, the Independent Fiduciary may or may not request PaineWebber Investment Executives to make presentations or be available to meet with Directing Participants.

    Thus, an Independent Fiduciary may choose all, some or none of the PACE Program's optional services. If an Independent Fiduciary selects all of these services, the Plan will incur no greater an annual fee than had that Independent Fiduciary selected some or none of these services. The absence of a reduction in fees in the event not all services are requested is an issue that should be considered by the Independent Fiduciary.(13) Nonetheless, the Applicants represent that the reduction in the types of services provided will not cause the fees paid to PaineWebber by a Plan under the PACE Program to violate section 408(b)(2) of the Act.

14. Plans wishing to redeem their Trust shares may communicate their requests in writing or by telephone to PMAS. Redemption requests received in proper form prior to the close of trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio will be required to transmit redemption proceeds for credit to an investor's account with PaineWebber within 5 business days after receipt of the redemption request.(14) In the case of an IRA or Keogh Plan investor, PaineWebber will not hold redemption proceeds as free credit balances and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the PACE Money Market Investments Portfolio) that may be affiliated with PaineWebber.(15) In the case of Plans that are covered by Title I of the Act, the redemption proceeds will be invested by PaineWebber in accordance with the investment directions of the Independent Fiduciary responsible for the management of the Plan's assets. With respect to a
   Section 404(c) Plan, the treatment of such investment will depend upon the arrangement for participant investment instructions selected by the Plan sponsor. In the event that the Independent Fiduciary does not give other investment directions, such assets will be swept into a no-load money market fund that may be affiliated with PaineWebber. No brokerage charge or commission is charged to the participant for this service.

    Due to the high costs of maintaining small PACE Program (Plan) accounts, the Trusts may redeem all Trust shares held in a PACE Program account in which the Trust shares have a current value of $7,500 or less after the investor has been given at least thirty days in which to purchase additional Trust shares to increase the value of the account to more than the $7,500 amount. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless PaineWebber is otherwise instructed.(16)

15. Through the PACE Program, shares of a Portfolio may be exchanged by an investor for shares of another Portfolio at their respective net asset values and without the payment of an exchange fee. However, Portfolio shares are not exchangeable with shares of other PaineWebber group of funds or portfolio families.

    With respect to brokerage transactions that are entered into under the PACE Program for a Portfolio, such transactions may be executed through PaineWebber and other affiliated broker-dealers, if in the judgment of Mitchell Hutchins or the Sub-Adviser, as applicable, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge comparable to those of other qualified broker-dealers.

16. Each Portfolio will bear its own expenses, which generally include all costs that are not specifically borne by PaineWebber, Mitchell Hutchins or the Sub-Advisers. Included among a Portfolio's expenses will be costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees; nor will any Portfolio incur distribution expenses. Investment management fees payable to Mitchell Hutchins and the Sub-Advisers will be disclosed in the Trust Prospectus.

17. As to each Plan, the total fees that are paid to PMAS and its affiliates will constitute no more than reasonable compensation.(17) In this regard, for its services under

----------------------------------
  (13) In this regard, the Department emphasizes that it expects the Independent Fiduciary to consider prudently the relationship of the fees to be paid by the Plan to the level of services to be provided by PaineWebber. In response to the Department's concern over this matter, PaineWebber represents that it will amend the Trust Prospectus to include the following statement: "Investors who are fiduciaries or otherwise, in the process of making investment decisions with respect to Plans, should consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by PaineWebber."

  (14) PaineWebber will provide clearance (on a fully disclosed basis), settlement and other back office services to other broker-dealers.

  (15) The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by PaineWebber, of redemption proceeds in an affiliated money market fund and where the Plan investor has not given investment instructions. The applicants represent that to the extent PaineWebber is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.

  (16) The thirty day limit does not restrict a Plan's ability to redeem its interest in the Trust. The thirty day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with PaineWebber to an amount in excess of $7,500. If desired, the Plan may still follow the redemption guidelines described above.

  (17) The applicants represent that PMAS and its affiliates will not receive 12b-1 Fees in connection with the transactions.

--------------------------------------------------------------------------------
                              Prospectus Page B-10

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

   the PACE Program, PMAS charges an investor a quarterly fee for asset allocation and related services. This "outside fee", will not be more than
   1.50 percent on an annual basis of the maximum annual value of the assets in the investor's PACE Program account. Such fee may be paid either from the assets in the account or by separate check. A smaller outside fee may be charged depending on such factors as the size of the PACE Program account (e.g., PACE Program accounts in excess of $100,000), the number of Plan participants or the number of PACE Program accounts. The outside fee is charged directly to an investor and is neither affected by the allocation of assets among the Portfolios nor by whether an investor follows or ignores PMAS's advice.(18) In the case of Plans, the outside fee may be paid by the Plan or the Plan sponsor or, in the case of IRAs only, the fee may be paid by the IRA owner directly.

    For Plan investors, the outside fee will be payable in full within five business days (or such other period as may be required under applicable law or regulation) after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the PACE Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the subsequent calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of the current calendar quarter. The quarterly fee will be based on the value of assets in the PACE Program measured as of the last calendar day of the previous quarter, and will be payable on the fifth business day of the current quarter.

    If additional funds are invested in the Portfolios during any quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable five business days later. In the case of redemptions during a quarter, the fee shall be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter. If the net fee increase or decrease to an investor for additional purchases and/or redemptions during any one quarter is less than $20, the fee increase or decrease will be waived.

    In addition, for investment management and administrative services provided to the Trust, Mitchell Hutchins will be paid, from each Portfolio, a fee which is computed daily and paid monthly at an annual rate ranging from .35 percent to 1.10 percent, of which the management fee component ranges from .15 percent to .90 percent on an annual basis, of each Portfolio's average daily net assets depending upon the Portfolio's objective.(19) From these management fees, Mitchell Hutchins will compensate the applicable Sub-Adviser. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by Mitchell Hutchins to the Sub-Adviser, will vary from the annual rate of .15 percent to .40 percent depending on the Portfolio. With the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins is paid a management fee of 15 basis points, Mitchell Hutchins is retaining 20 basis points as a management fee from each remaining single Portfolio on investment assets attributable to the Plans. Pursuant to Transfer Agency and Service Agreements with the Trust, PFPC and State Street will be paid annual fees of $350,000 and $650,000, respectively, for transfer agent and custodial services.

18. The management fees that are paid at the Portfolio level to Mitchell Hutchins and the Sub-Advisers are set forth in the following table. For purposes of the table, Mitchell Hutchins and a Sub-Adviser are referred to as "MH" and "SA," respectively. As noted in the table, the sum of the management fees retained by Mitchell Hutchins and the Sub-Adviser with respect to a Portfolio will equal the total management fee paid by that Portfolio.

                                                                    MH                                MH
                                                                MANAGEMENT       SA RETAINED     RETAINED FEE
PORTFOLIO                                                      FEE (PERCENT)    FEE (PERCENT)      (PERCENT)
---------                                                     ---------------  ---------------  ---------------
  PACE Money Market Investments.............................        .15              .00              .15
  PACE Government Securities Fixed Income Investments.......        .50              .25              .25
  PACE Intermediate Fixed Income Investments................        .40              .20              .20
  PACE Strategic Fixed Income Investments...................        .50              .25              .25
  PACE Municipal Fixed Income Investments...................        .40              .20              .20
  PACE Global Fixed Income Investments......................        .60              .35              .25
  PACE Large Company Value Equity Investments...............        .60              .30              .30
  PACE Large Company Growth Equity Investments..............        .60              .30              .30
  PACE Small/Medium Company Value Equity Investments........        .60              .30              .30
  PACE Small/Medium Company Growth Equity Investments.......        .60              .30              .30
  PACE International Equity Investments.....................        .70              .40              .30
  PACE International Emerging Markets Investments...........        .90              .50              .40

----------------------------------
  (18) PaineWebber represents that the outside fee will not be imposed on the accounts of the PaineWebber Group and its subsidiaries, including PaineWebber, PMAS, Mitchell Hutchins or their subsidiaries, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons. The applicants state that this fee will be waived to encourage employees to invest in PaineWebber, although PaineWebber reserves the right to impose such fees. However, with respect to IRAs or Plans maintained by PaineWebber or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.

  (19) The fees payable to Mitchell Hutchins under its investment management and administration agreement with the Trust are comprised of two components. One component is for administrative services provided to each Portfolio at the annual rate of .20 percent of each Portfolio's net assets. The second component is for investment management and related services provided to each Portfolio. The annualized fee range here is from .15 percent to .90 percent of the Portfolio's average daily net assets.

--------------------------------------------------------------------------------
                              Prospectus Page B-11

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

       PMAS is offsetting, quarterly, against the outside fee such amounts as is necessary to ensure that Mitchell Hutchins retains no more than 20 basis points as a management fee from any Portfolio on investment assets attributable to any Plan.(20)
    The administrative services fee payable to Mitchell Hutchins is not being offset against the outside fee. Instead, that fee is being retained by Mitchell Hutchins.

19. The following example demonstrates the operation of the fee offset mechanism, the calculation of the net inside fee, and the calculation of the total of a Plan investor's net outside fee and share of the investment management fees paid by the Portfolios in a given calendar quarter or year:

    Assume that as of September 30, 1995, the net asset value of Trust Portfolio shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Trust Portfolios: (1) PACE Money Market Investments in which the Plan made a $50 investment and from which Mitchell Hutchins would retain an inside fee of .15 percent; (2) PACE Intermediate Fixed Income Investments in which the Plan made a $200 investment and from which Mitchell Hutchins would retain an inside fee of .20 percent; (3) PACE Large Company Value Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would retain an inside fee of .30 percent;
    (4) PACE Small/Medium Company Growth Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent; and (5) PACE International Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent.

    Assume that the Plan investor pays an outside fee of 1.50 percent so that the total outside fee for the calendar quarter October 1 through December 31, prior to the fee offset, would be as follows:

                                                                                   MAXIMUM           OUTSIDE
                                                                  AMOUNT           OUTSIDE          QUARTERLY
PORTFOLIO                                                        INVESTED       QUARTERLY FEE          FEE
---------                                                     ---------------  ----------------  ---------------
    PACE Money Market Investments...........................       $  50           1.50% (.25)       $0.1875
    PACE Intermediate Fixed Income Investments..............         200           1.50% (.25)         .7500
    PACE Large Company Value Equity Investments.............         250           1.50% (.25)         .9375
    PACE Small/Medium Company Growth Equity Investments.....         250           1.50% (.25)         .9375
    PACE International Equity Investments...................         250           1.50% (.25)         .9375
                                                                   -----       --------------        -------
    Total Outside Fee Per Quarter...........................       1,000                   --         3.7500

    Under the proposed fee offset, the outside fee charged to the Plan must be reduced by a Reduction Factor to ensure that Mitchell Hutchins retains an inside fee of no more than 20 basis points from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

                                                                    MH             MAXIMUM         REDUCTION
                                                               RETAINED FEE        MH FEE           FACTOR
PORTFOLIO                                                        (PERCENT)        (PERCENT)        (PERCENT)
---------                                                     ---------------  ---------------  ---------------
    PACE Money Market Investments...........................        .15              .15              .00
    PACE Government Securities Fixed Income Investments.....        .25              .20              .05
    PACE Intermediate Fixed Income Investments..............        .20              .20              .00
    PACE Strategic Fixed Income Investments.................        .25              .20              .05
    PACE Municipal Fixed Income Investments.................        .20              .20              .00
    PACE Global Fixed Income Investments....................        .25              .20              .05
    PACE Large Company Value Equity Investments.............        .30              .20              .10
    PACE Large Company Growth Equity Investments............        .30              .20              .10
    PACE Small/Medium Company Value Equity Investments......        .30              .20              .10
    PACE Small/Medium Company Growth Equity Investments.....        .30              .20              .10
    PACE International Equity Investments...................        .30              .20              .10
    PACE International Emerging Markets Investments.........        .40              .20              .20

    Under the proposed fee offset, a Reduction Factor of .10 percent is applied against the quarterly outside fee with respect to the value of Plan assets that have been invested in PACE Large Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments and PACE International Equity Investments. As noted above, the PACE Money Market Investments Portfolio and the PACE Intermediate Fixed Income Investments Portfolio do not require the application of a Reduction Factor because the management fee retained by Mitchell Hutchins for managing these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the plan investor is computed as follows:
        (.25)[($250).10% + ($250).10% + ($250).10%] = $0.1875 or $.19.
    In the foregoing example, if the Plan investor elects to receive an invoice directly, the Plan investor would be mailed a statement for its PACE Program account on or about October 15, 1995. This statement would show the outside fee to be charged for the calendar quarter October 1 through December 31, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to PMAS would be determined as follows:
        $3.75 - $.19 = $3.56.

    The Plan investor that elects to receive an invoice directly would be asked to pay the outside fee for that quarter within 30 days of the date on which the statement was mailed (e.g., November 15, 1995). If the outside fee were not paid by that date, PMAS would debit the account of the Plan investor (as with other investors) for the amount

----------------------------------
  (20) PaineWebber asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PaineWebber among the Portfolios (excluding the PACE Money Market Investments Portfolio for which a fee of 15 basis points will be charged).

--------------------------------------------------------------------------------
                              Prospectus Page B-12

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

    of the outside fee (pursuant to the authorization contained in the PACE Program Investment Advisory Agreement, and as described in the PACE Program Description appended to the Prospectus).(21) A Plan investor that elects to have the outside fee debited from its account would receive, in November, a statement as of October 31 reflecting the outside fee and the quarterly offset therefrom.

    Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the quarter, (a) the Plan investor's fees for the quarter for asset allocation and related services provided by PMAS (net outside fee) and (b) the fees paid by the Portfolios for investment management services provided by Mitchell Hutchins (inside fee) would be as follows:

        $3.56 (net outside fee)+(.25) [($50+$200+$250+$250+$250).20%]
    (administrative services fee)+(.25)

        [($50).15% + ($200).20% + ($250 + $250 + $250).30%] (inside fee) =
    $4.74.

    Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the year, the total net outside fee and inside fee borne by the Plan investor for the year would be as follows:

        4 (($4.74) = $18.96 or 1.89% per $1,000 invested.

20. PaineWebber notes that a potential conflict may exist by reason of the variance in retained inside fees between the different Portfolios. For example, Mitchell Hutchins will retain a lower inside fee with respect to assets invested in the PACE Money Market Investments Portfolio than all other Portfolios. PaineWebber recognizes that this factor could result in the recommendation of a higher fee-generating Portfolio to an investing Plan. Nonetheless, PMAS will be subject to and intends to comply fully with the standards of fiduciary duty that require that it act solely in the best interest of the Plan when making investment recommendations.

21. The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than sixty days after the close of each Trust fiscal year. All Trust financial statements will be prepared in accordance with generally accepted accounting principles and relevant provisions of the federal securities laws. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and SEC, at all times during regular business hours.

22. In summary, it is represented that the transactions will satisfy the statutory criteria for an exemption under section 408(a) of the Act because:

    (a) The investment of a Plan's assets in the PACE Program will be made and approved by a Plan fiduciary or participant that is independent of PaineWebber and its affiliates such that the Independent Fiduciary or Directing Participant will maintain complete discretion with respect to participating in the PACE Program.
    (b) An Independent Fiduciary or Directing Participant will have full discretion to redeem his or her shares in the Trust.

    (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust and PMAS nor will its affiliates receive 12b-1 Fees in connection with the transactions.

    (d) Prior to making an investment in the PACE Program, each Independent Fiduciary or Directing Participant will receive offering materials and disclosures from PMAS which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the PACE Program.

    (e) PMAS will provide written documentation to an Independent Fiduciary or Directing Participant of its recommendations or evaluations based upon objective criteria.

    (f) With the exception of Mitchell Hutchins which will manage the PACE Money Market Investments Portfolio, any Sub-Adviser appointed to exercise investment discretion over a Portfolio will always be independent of PaineWebber and its affiliates.

    (g) The quarterly investment advisory fee that is paid by a Plan to PMAS for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points from any Portfolio (with the exception of the PACE Money Market Investments Portfolio) on investment assets attributable to the Plan investor. However, the quarterly fee paid to Mitchell Hutchins for administrative services will be retained by Mitchell Hutchins and will not be offset against the outside fee.

    (h) Each participating Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust that have been prepared by independent, certified public accountants and investment management fees paid by each Portfolio.

    (i) On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, Directing Participant, with respect to (1) the total, expressed in dollars,

----------------------------------
  (21) PaineWebber explains that the foregoing example illustrates the fact that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants also explain that PMAS does not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid. Since the inside fee is paid at the end of each calendar month, the applicants further explain that Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.

--------------------------------------------------------------------------------
                              Prospectus Page B-13

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

       of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (2) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (3) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (4) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.
    For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

40000-40004 FEDERAL REGISTER VOL. 61, NO. 148           WEDNESDAY, JULY 31, 1996
[PROHIBITED TRANSACTION EXEMPTION 96-59; EXEMPTION
APPLICATION NO. D-09818, ET AL.]                                         NOTICES
GRANT OF INDIVIDUAL EXEMPTIONS; PAINEWEBBER INCORPORATED
AGENCY: Pension and Welfare Benefits Administration, Labor.
ACTION: GRANT OF INDIVIDUAL EXEMPTIONS.
--------------------------------------------------------------------------------

SUMMARY: This document contains exemptions issued by the Department of Labor (the Department) from certain of the prohibited transaction restrictions of the Employee Retirement Income Security Act of 1974 (the Act) and/or the Internal Revenue Code of 1986 (the Code).

    Notices were published in the FEDERAL REGISTER of the pendency before the Department of proposals to grant such exemptions. The notices set forth a summary of facts and representations contained in each application for exemption and referred interested persons to the respective applications for a complete statement of the facts and representations. The applications have been available for public inspection at the Department in Washington, D.C. The notices also invited interested persons to submit comments on the requested exemptions to the Department. In addition the notices stated that any interested person might submit a written request that a public hearing be held (where appropriate). The applicants have represented that they have complied with the requirements of the notification to interested persons. No public comments and no requests for a hearing, unless otherwise stated, were received by the Department.

    The notices of proposed exemption were issued and the exemptions are being granted solely by the Department because, effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type proposed to the Secretary of Labor.

STATUTORY FINDINGS

In accordance with section 408(a) of the Act and/or section 4975(c)(2) of the Code and the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, 32847, August 10, 1990) and based upon the entire record, the Department makes the following findings:

(a) The exemptions are administratively feasible;

(b) They are in the interests of the plans and their participants and beneficiaries; and

(c) They are protective of the rights of the participants and beneficiaries of the plans.

    PAINEWEBBER INCORPORATED (PAINEWEBBER), LOCATED IN NEW YORK, NY [Prohibited Transaction Exemption 96-59; Exemption Application No. D-09818]

                                   EXEMPTION

Section I. Covered Transactions

The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section
4975(c)(1)(A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, a plan described in section 403(b) of the Code (the Section 403(b) Plan), an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

    In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of assetallocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under and permits participant selection as contemplated by the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

    This exemption is subject to the conditions set forth below in Section II.

Section II. General Conditions

(a) The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

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                     PaineWebber PACE Select Advisors Trust

(b) As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40 Act) by PMAS and its affiliates in connection with the transactions.

(c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e) PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

(h) With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i) The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

(j) With respect to its participation in the PACE Program prior to purchasing Trust shares,

    (1) Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

        (A) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

        (B) Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

        (C) An investor questionnaire.

        (D) A written analysis of PMAS's asset allocation recommendation of specific Portfolios.

        (E) A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

        (F) Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.

        (G) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

    (2) In the case of a Section 404(c) Plan, the Independent Fiduciary will--

        (A) Make copies of the foregoing documents available to Directing Participants.

        (B) Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

    (3) If accepted as an investor in the PACE Program, an Independent Fiduciary of a Section 403(b) Plan, an IRA or a Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(1) of this Section II.

    (4) With respect to a Section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is--

        (A) Independent of PaineWebber and its affiliates;

        (B) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

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                              Prospectus Page B-15
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                     PaineWebber PACE Select Advisors Trust

        (C) Able to make an informed decision concerning participation in the PACE Program.

    (5) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is

        (A) Independent of PMAS and its affiliates;

        (B) Capable of making an independent decision regarding the investment of Plan assets;

        (C) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

        (D) Able to make an informed decision concerning participation in the PACE Program.

(k) As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

    (1) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

    (2) Telephone access to quotations from PaineWebber of such Plan's account balance.

    (3) A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

    (4) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

    (5) A written quarterly monitoring report that includes (a) a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period);
       (b) an investment outlook summary containing market commentary; and
       (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

    (6) A statement, furnished at least quarterly or annually, specifying--

        (A) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

        (B) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

        (C) The average brokerage commissions per share that are paid by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

        (D) The average brokerage commissions per share that are paid by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

    (7) Periodic meetings with a PaineWebber Investment Executive (or the appropriate PaineWebber representative) by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(1) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

(m) If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n) The books and records of the Trust are audited annually by independent, certified public accountants and all investors are sent copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o) PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in

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                              Prospectus Page B-16
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                     PaineWebber PACE Select Advisors Trust

   paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that--

    (1) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

    (2) No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975 (a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(l) of this Section II below.

(p) (1) Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:

    (A) Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

    (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

    (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

    (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p) (2) None of the persons described above in paragraphs (p)(1)(B)-(p)(1)(D) of this paragraph (p) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

For purposes of this exemption:

(a) The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b) An "affiliate" of PaineWebber includes--

    (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

    (2) Any officer, director or partner in such person, and

    (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c) The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d) The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

    (1) A Plan administrator, trustee, investment manager or named fiduciary of a Section 404(c) Plan or a Section 403(b) Plan;

    (2) A participant in a Keogh Plan;

    (3) An individual covered under a self-directed IRA which invests in Trust shares;

    (4) An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;
    (5) A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section
       404(c) of the Act; or

(e) The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f) The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

EFFECTIVE DATE: This exemption will be effective as of August 18, 1995.

    For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on March 22, 1996 at 61 FR 11882.

WRITTEN COMMENTS

The Department received one written comment with respect to the Notice and no requests for a public hearing. The comment was submitted by PaineWebber, PMAS and Mitchell Hutchins (collectively, the Applicants). Their comment is broken down into the areas discussed below.

(1) SECTION 403(b) PLAN PARTICIPATION. In addition to IRAs, Keogh Plans, Section 404(c) Plans and other types of employee benefit plans that will participate in the PACE Program, the Applicants represent that they wish to offer shares in the Trust to Plans that are described in section 403(b) of the Code. Therefore, the Applicants have requested that the Department include references to Section 403(b) Plans in the exemptive language set forth in
   Section I, in the conditional

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                              Prospectus Page B-17
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                     PaineWebber PACE Select Advisors Trust

   language set forth in Sections II(j)(3) and III(d)(1) and in Representation 6 of the Summary of Facts and Representations (the Summary). The Department has revised the Notice accordingly.

(2) AVAILABLE PORTFOLIOS. Section II(g) of the Notice states that PMAS will provide investment advice in writing to an Independent Fiduciary or a Directing Participant with respect to all available Portfolios offered by the Trust. The Applicants note, however, that, in the case of a Section
   404(c) Plan, an Independent Fiduciary will determine the initial array of Portfolios among which the Directing Participants may allocate Plan assets, and that such fiduciary may decide to include less than all of the Portfolios in that array. Therefore, the Applicants have requested that the Department revise Section II(g) of the Notice as follows to make it clear that "available" Portfolios are those that will be selected by the Independent Fiduciary under such circumstances:

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.

    The Department has made the change requested by the Applicants.

    (3) INDEPENDENT FIDUCIARY ROLE. With respect to a Section 404(c) Plan,
       Section II(j)(4) of the Notice states that written acknowledgement of the receipt of initial disclosures from PaineWebber will be provided by the Independent Fiduciary who may be the Plan administrator, trustee, investment manager or the named fiduciary, as the record holder of Trust shares. The Applicants wish to clarify that because the trustee of a trust is generally the legal owner of trust assets, the Plan trustee rather than the Independent Fiduciary is the actual recordholder of Trust shares. Therefore, the Applicants request that the Department revise
       Section II(j)(4) of the Notice to read as follows:

    (4) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary).

    The Department has amended the Notice in this regard.

    (4) DIRECTING PARTICIPANT DISCLOSURE. Section II(1) of the Notice states, in relevant part, that if an Independent Fiduciary of a Section 404(c) Plan has established an Undisclosed Account with PaineWebber, certain disclosures will be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated with PMAS. In an effort to reflect the manner in which that information will be distributed or made available to Directing Participants and/or to the Independent Fiduciaries of Section 404(c) Plans, the Applicants request that the Department modify Section II(l) of the Notice.

    The Department has amended Section II(1) of the Notice to read as follows:

(1) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.

    (5) DESCRIPTION OF PAINEWEBBER GROUP AND PAINEWEBBER. Representation
       1(a) of the Summary, states, in part, that the PaineWebber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It is also represented that PaineWebber Group holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although the Applicants furnished this information to the Department, they wish to clarify that these representations pertain to PaineWebber rather than to the Paine Webber Group. Therefore, they request that the Department make appropriate changes to the Summary.

    The Department has revised the language in Representation 1(b) of the Summary as follows:

    PaineWebber is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It also holds memberships or associate memberships on several principal foreign securities and commodities exchanges.

    (6) NET ASSET VALUE PER SHARE. In pertinent part, Representation 2 of the Summary states that with the exception of the PACE Money Market Investments Portfolio, shares in the Trust were initially offered to the public by PaineWebber at a net asset value of $10 per share and that shares in the PACE Money Market Investments Portfolio are being offered to the public at a net asset value of $1.00 per share. The Applicants wish to clarify that with the exception of the PACE Money Market Investments Portfolio in which shares are offered to the public at a net asset value of $1.00 per share, shares in the other Portfolios were initially offered to the public at a net asset value of $12 per share.

    Accordingly, the Department has revised the sixth and seventh sentences of Representation 2 to read as follows:

    With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios were initially offered to the public at a net asset value of $12 per share. Shares in the PACE Money Market Investments Portfolio are offered to the public at a net asset value of $1.00 per share.

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                              Prospectus Page B-18
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                     PaineWebber PACE Select Advisors Trust

(7) MINIMUM INVESTMENTS. The second paragraph of Representation 3 of the Summary states, in part, that the minimum initial investment for a prospective investor in the PACE Program is $10,000. The Applicants note, however, that the minimum initial investment threshold for an investor is currently $25,000 and not $10,000. For Plan investors and Uniform Gift or Transfer to Minors Accounts, the Applicants wish to clarify that the minimum initial investment is presently $10,000.

    The Department has revised part of Representation 3 to read as follows:

    *** The minimum initial investment in the PACE Program currently is $25,000
        (except for Plans and Uniform Gift or Transfer to Minors Accounts, for which the minimum initial investment is currently $10,000).

(8) VALUATION OF PORTFOLIO SHARES. Footnote 10 of the Summary states, in part, that the net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12 p.m. each business day. To indicate that the net asset value of all Portfolio shares, including shares of the PACE Money Market Investments Portfolio, is being determined as of the close of regular trading on the New York Stock Exchange (currently 4 p.m., Eastern Time) each business day, the Applicants request that the Department modify Footnote 10 of the Summary.

    The Department has modified Footnote 10 to read as follows:

    The net asset value of each Portfolio's shares is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently,
4 p.m., Eastern Time) each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

    In addition, the Applicants have requested that Footnote 16 of the Summary be revised to incorporate the following language:

    *** The net asset value of each Portfolio's shares is determined as of the close of regular trading on the NYSE (currently, 4 p.m. Eastern Time) each business day. PaineWebber may, in the future, impose a minimum dollar threshold on rebalancing transactions in order to avoid DE MINIMUS transactions.

(9) PAYMENT OF REDEMPTION PROCEEDS. Representation 14 of the Summary states, in part, that a Portfolio will be required to transmit redemption
  proceeds for credit to an investor'saccount within 5 business days after receipt. Similarly, Representation 17 of the Summary sets forth the same time frame for the payment of the outside fee as well as the applicable fee if additional funds are invested during a calendar quarter. Because Federal Securities laws currently require PaineWebber to settle its obligations within three business days, the Applicants have requested that the Department revise the Summary to reflect the current timing of such payments.
    The Department does not object to these necessary revisions and has deleted references to the five business day requirement and inserted the phrase "three business days" in the fourth sentence of paragraph one of Representation 14, in the first sentence of paragraph two of Representation 17 and in the first sentence of paragraph three of Representation 17.

(10) BROKERAGE COMMISSION INFORMATION.       Representation 22(i) of the Summary
    states, in part, that on a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, a Directing Participant regarding brokerage commissions that are paid to PaineWebber and/or its affiliates or to unrelated parties. The Applicants have requested that the Department revise this representation to reflect that brokerage commission information will be provided to the Independent Fiduciary and, depending on the arrangement negotiated between the Independent Fiduciary of a Section 404(c) Plan and PMAS, to a Directing Participant. The Applicants state that the language set forth in the Summary appears to indicate that PaineWebber will provide such information under all circumstances to Independent Fiduciaries and where applicable, to Directing Participants only.

    The Department has revised paragraph (i) of Representation 22 to read, in part, as follows:

(i) On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary and, depending on the arrangement negotiated with PMAS, a Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;***

    After giving full consideration to the entire record, the Department has decided to grant the exemption subject to the modifications or clarifications described above. The Applicants' comment letter has been included as part of the public record of the exemption application. The complete application file, including all supplemental submissions received by the Department, is made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210.

    FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

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                     PaineWebber PACE Select Advisors Trust

TICKER SYMBOLS

PACE Money Market Investments                                 PCEXX
PACE Government Securities Fixed Income Investments           PCGTX
PACE Intermediate Fixed Income Investments                    PCIFX
PACE Strategic Fixed Income Investments                       PCSIX
PACE Municipal Fixed Income Investments                       PCMNX
PACE Global Fixed Income Investments                          PCGLX
PACE Large Company Value Equity Investments                   PCLVX
PACE Large Company Growth Equity Investments                  PCLCX
PACE Small/Medium Company Value Equity Investments            PCSVX
PACE Small/Medium Company Growth Equity Investments           PCSGX
PACE International Equity Investments                         PCIEX
PACE International Emerging Markets Equity Investments        PCEMX

If you want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CONTRACT PROSPECTUS:

The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus.

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semi-annual reports and the SAI by contacting the funds directly at 1-800-647-1568.

You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the funds:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet website at:
  http://www.sec.gov

PaineWebber PACE Select Advisors Trust
Investment Company Act File No. 811-8764

-C- 2000 PaineWebber Incorporated. All rights reserved.

                                ---------------
--------------------------------------------------------------------------------

      SUBJECT TO COMPLETION PRELIMINARY PROSPECTUS DATED NOVEMBER 9, 2000


PaineWebber PACE Select Advisors Trust

  PACE Government Securities Fixed Income Investments

  PACE Intermediate Fixed Income Investments

  PACE Strategic Fixed Income Investments

  PACE Municipal Fixed Income Investments

  PACE Global Fixed Income Investments

  PACE Large Company Value Equity Investments

  PACE Large Company Growth Equity Investments

  PACE Small/Medium Company Value Equity Investments

  PACE Small/Medium Company Growth Equity Investments

  PACE International Equity Investments

  PACE International Emerging Markets Equity Investments

                               --------------------
                                    PROSPECTUS
                                 NOVEMBER   , 2000
                         ----------------------------------

This prospectus offers Class A, Class B, Class C and Class Y shares in the eleven funds listed above. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

THE INFORMATION IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                                    Contents
                                   THE FUNDS

--------------------------------------------------------------------------------


What every investor              PACE Government Securities Fixed Income Investments
should know about                  4            Investment Objective, Strategies and Risks
the funds                          5            Performance
                                   6            Expenses and Fee Tables

                                 PACE Intermediate Fixed Income Investments
                                   7            Investment Objective, Strategies and Risks
                                   8            Performance
                                   9            Expenses and Fee Tables

                                 PACE Strategic Fixed Income Investments
                                  10            Investment Objective, Strategies and Risks
                                  11            Performance
                                  12            Expenses and Fee Tables

                                 PACE Municipal Fixed Income Investments
                                  13            Investment Objective, Strategies and Risks
                                  14            Performance
                                  15            Expenses and Fee Tables

                                 PACE Global Fixed Income Investments
                                  16            Investment Objective, Strategies and Risks
                                  18            Performance
                                  19            Expenses and Fee Tables

                                 PACE Large Company Value Equity Investments
                                  20            Investment Objective, Strategies and Risks
                                  21            Performance
                                  22            Expenses and Fee Tables

                                 PACE Large Company Growth Equity Investments
                                  23            Investment Objective, Strategies and Risks
                                  24            Performance
                                  25            Expenses and Fee Tables

                                 PACE Small/Medium Company Value Equity Investments
                                  26            Investment Objective, Strategies and Risks
                                  27            Performance
                                  28            Expenses and Fee Tables

                                 PACE Small/Medium Company Growth Equity Investments
                                  29            Investment Objective, Strategies and Risks
                                  30            Performance
                                  31            Expenses and Fee Tables

                                 PACE International Equity Investments
                                  32            Investment Objective, Strategies and Risks
                                  33            Performance
                                  34            Expenses and Fee Tables

                                 PACE International Emerging Markets Equity Investments
                                  35            Investment Objective, Strategies and Risks
                                  36            Performance
                                  37            Expenses and Fee Tables

                                 38      More About Risks and Investment Strategies


--------------------------------------------------------------------------------
                               Prospectus Page 2

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                                YOUR INVESTMENT

--------------------------------------------------------------------------------


Information for                   41            Managing Your Fund Account
managing your fund                              --Initial Offering Period
account                                         --Flexible Pricing
                                                --Buying Shares
                                                --Selling Shares
                                                --Exchanging Shares
                                                --Pricing and Valuation


                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


Additional important              47            Management
information about                 52            Dividends and Taxes
the funds                         53            Financial Highlights
                                 A-1            Appendix A


--------------------------------------------------------------------------------

Where to learn more                             Back Cover
about these funds

                            The funds are not complete or
                            balanced investment programs.

--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Government Securities Fixed Income Investments

              PACE Government Securities Fixed Income Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Current income.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in U.S. government bonds and other bonds of varying maturities, but normally limits its portfolio "duration" to between one and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund invests primarily in mortgage-backed securities issued or guaranteed by U.S. government agencies and in other U.S. government securities. The fund also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. These privately issued bonds generally have one of the two highest credit ratings, although the fund may invest to a limited extent in privately issued bonds with the third highest credit rating. The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment adviser. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, yield curve and sector and prepayment exposure, as appropriate.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


- INTEREST RATE RISK -- The value of the fund's investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


- PREPAYMENT RISK -- The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- LEVERAGE RISK -- Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- CREDIT RISK -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Government Securities Fixed Income Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class P shares, the only shares outstanding during the periods shown. The Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to a maximum annual program fee of 1.50%. The Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.



The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.



The table that follows the bar chart shows average annual returns of the fund's Class P shares for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table does not reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN OF CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
TOTAL RETURN

1996  4.26%
1997  9.04%
1998  6.42%
1999  1.01%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- 7.19%

Best quarter during calendar years shown: 2nd quarter, 1997 -- 3.50% Worst quarter during calendar years shown: 1st quarter, 1996 -- (1.33)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999


                                                                           LEHMAN BROTHERS
                                                                           MORTGAGE-BACKED
                                                              CLASS P      SECURITIES INDEX
                                                              -------      ----------------
One Year..................................................    (0.49)%           1.86%
Life of Fund (Inception Date -- 8/24/95)..................     4.29%            6.42%


--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Government Securities Fixed Income Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              -------   -------   -------   -------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................      4%    None      None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................  None          5%     0.75%    None
Exchange Fee................................................  None      None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              -------   -------   -------   -------
Management Fees.............................................   0.50%     0.50%     0.50%     0.50%
Distribution and/or Service (12b-1) Fees....................   0.25      1.00      0.75      None
Other Expenses*.............................................   0.42      0.44      0.43      0.41
                                                               ----      ----      ----      ----
Total Annual Fund Operating Expenses........................   1.17%     1.94%     1.68%     0.91%
                                                               ====      ====      ====      ====
Management Fee Waiver/Expense Reimbursements**..............   0.06%     0.06%     0.06%     0.06%
                                                               ----      ----      ----      ----
Net Expenses**..............................................   1.11%     1.88%     1.62%     0.85%
                                                               ====      ====      ====      ====


---------

 * "Other Expenses" are estimated based on the "other expenses" of the fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each new class. "Other expenses" include an administration fee of 0.20% paid by the fund to Mitchell Hutchins.



** The fund and Mitchell Hutchins have entered into a written agreement under which Mitchell Hutchins is contractually obligated to waive its management fees and/or reimburse the fund to the extent that the total operating expenses of each new class through December 1, 2002 otherwise would exceed the sum of 0.85% (the expense cap for the fund's Class P shares) plus the 12b-1 fees, if any, and any higher transfer agency fees applicable to the new class. The fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Class A.....................................................    $509       $745      $1,007     $1,753
Class B (assuming sale of all shares at end of period)......     691        897       1,236      1,871
Class B (assuming no sale of shares)........................     191        597       1,036      1,871
Class C (assuming sale of all shares at end of period)......     240        518         901      1,977
Class C (assuming no sale of shares)........................     165        518         901      1,977
Class Y.....................................................      87        278         492      1,108


--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
                            ------------------------
             PaineWebber PACE Intermediate Fixed Income Investments

                   PACE Intermediate Fixed Income Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Current income, consistent with reasonable stability of principal.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in bonds of varying maturities, but normally limits its overall portfolio "duration" to between two and four and one-half years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund invests primarily in U.S. and foreign government bonds, U.S. and foreign corporate bonds and bonds that are backed by mortgages or other assets. The fund limits its investments to investment grade bonds. The fund also may invest in preferred stocks.

The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies of developed countries. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Metropolitan West Asset Management, LLC ("MWAM") to serve as the fund's investment adviser. MWAM decides to buy specific bonds for the fund based on its value added strategies, with the goal of outperforming the Lehman Brothers Intermediate Government Credit Index while maintaining below average volatility. These strategies are anchored by MWAM's long-term economic outlook and include managing interest rate risk through limited duration shifts, yield curve management, diversifying the fund's investments across all permitted investment sectors while overweighting the most attractive sectors, identifying undervalued securities and aggressive execution. MWAM generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of the fund's portfolio.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


- INTEREST RATE RISK -- The value of the fund's investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


- CREDIT RISK -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

- PREPAYMENT RISK -- The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.


- SINGLE ISSUER CONCENTRATION RISK -- Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.


- FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar.

- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
                            ------------------------
             PaineWebber PACE Intermediate Fixed Income Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class P shares, the only shares outstanding during the periods shown. The Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to a maximum annual program fee of 1.50%. The Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.



The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.



The table that follows the bar chart shows average annual returns of the fund's Class P shares for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table does not reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which MWAM assumed day-to-day management of the fund's assets. Prior to that date, another investment adviser was responsible for managing the fund's assets. See Appendix A for information about the historical performance of private accounts managed by MWAM with substantially similar investment objectives, policies and strategies to those of the fund.


TOTAL RETURN OF CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996   3.14%
1997   7.45%
1998   7.36%
1999  -0.11%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- 6.18%


Best quarter during calendar years shown: 3rd quarter, 1998 -- 4.17% Worst quarter during calendar years shown: 1st quarter, 1996 -- (1.13)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999


                                                                          LEHMAN BROTHERS
                                                                           INTERMEDIATE
                                                         CLASS P      GOVERNMENT CREDIT INDEX
                                                       ------------   -----------------------
One Year.............................................    (1.59)%                0.39%
Life of Fund (Inception Date 8/24/95)................     3.41%                 5.74%


--------------------------------------------------------------------------------
                               Prospectus Page 8

--------------------------------------------------------------------------------
                            ------------------------
             PaineWebber PACE Intermediate Fixed Income Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................      4%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None          5%      0.75%      None
Exchange Fee................................................   None       None       None       None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Management Fees.............................................   0.40%      0.40%      0.40%      0.40%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       0.75       None
Other Expenses*.............................................   0.39       0.41       0.40       0.38
                                                               ----       ----       ----       ----
Total Annual Fund Operating Expenses........................   1.04%      1.81%      1.55%      0.78%
                                                               ====       ====       ====       ====


---------


 * "Other Expenses" are estimated based on the "other expenses" of the fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each new class. "Other expenses" include an administration fee of 0.20% paid by the fund to Mitchell Hutchins.





EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Class A.....................................................    $502       $718      $  951     $1,620
Class B (assuming sale of all shares at end of period)......     684        869       1,180      1,739
Class B (assuming no sale of shares)........................     184        569         980      1,739
Class C (assuming sale of all shares at end of period)......     233        490         845      1,845
Class C (assuming no sale of shares)........................     158        490         845      1,845
Class Y.....................................................      80        249         433        966


--------------------------------------------------------------------------------
                               Prospectus Page 9

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Strategic Fixed Income Investments

                    PACE Strategic Fixed Income Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Total return consisting of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between three and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund invests primarily in investment grade bonds of governmental and private issuers in the United States and foreign countries, including bonds that are backed by mortgages or other assets, and in bonds that are convertible into common stock. The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies.

The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Pacific Investment Management Company LLC ("PIMCO") to serve as the fund's investment adviser. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, yield curve, sector and prepayment exposure, as appropriate.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


- INTEREST RATE RISK -- The value of the fund's investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


- PREPAYMENT RISK -- The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

- CREDIT RISK -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade

- FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- LEVERAGE RISK -- Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Strategic Fixed Income Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class P shares, the only shares outstanding during the periods shown. The Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to a maximum annual program fee of 1.50%. The Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.



The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.



The table that follows the bar chart shows average annual returns of the fund's Class P shares for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table does not reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN OF CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996   3.22%
1997  10.19%
1998   8.22%
1999  -2.74%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- 6.31%


Best quarter during calendar years shown: 3rd quarter, 1998 -- 4.52%

Worst quarter during calendar years shown: 1st quarter, 1996 -- (2.21)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999


                                                                         LEHMAN BROTHERS
                                                                       GOVERNMENT/CORPORATE
                                                          CLASS P             INDEX
                                                        ------------   --------------------
One Year..............................................    (4.19)%             (2.15)%
Life of Fund (Inception Date -- 8/24/95)..............     4.98%               5.84%


--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Strategic Fixed Income Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................      4%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None          5%      0.75%      None
Exchange Fee................................................   None       None       None       None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Management Fees.............................................   0.50%      0.50%      0.50%      0.50%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       0.75       None
Other Expenses*.............................................   0.40       0.42       0.41       0.39
                                                               ----       ----       ----       ----
Total Annual Fund Operating Expenses........................   1.15%      1.92%      1.66%      0.89%
                                                               ====       ====       ====       ====
Management Fee Waiver/Expense Reimbursements**..............   0.04%      0.04%      0.04%      0.04%
                                                               ----       ----       ----       ----
Net Expenses**..............................................   1.11%      1.88%      1.62%      0.85%
                                                               ====       ====       ====       ====


---------


 * "Other Expenses" are estimated based on the "other expenses" of the fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each new class. "Other expenses" include an administration fee of 0.20% paid by the fund to Mitchell Hutchins.



** The fund and Mitchell Hutchins have entered into a written agreement under which Mitchell Hutchins is contractually obligated to waive its management fees and/or reimburse the fund to the extent that the total operating expenses of each new class through December 1, 2002 otherwise would exceed the sum of 0.85% (the expense cap for the fund's Class P shares) plus the 12b-1 fees, if any, and any higher transfer agency fees applicable to the new class. The fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Class A.....................................................    $509       $743      $1,000     $1,735
Class B (assuming sale of all shares at end of period)......     691        895       1,229      1,852
Class B (assuming no sale of shares)........................     191        595       1,029      1,852
Class C (assuming sale of all shares at end of period)......     240        515         894      1,958
Class C (assuming no sale of shares)........................     165        515         894      1,958
Class Y.....................................................      87        276         485      1,089


--------------------------------------------------------------------------------
                               Prospectus Page 12

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Municipal Fixed Income Investments

                    PACE Municipal Fixed Income Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

High current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests substantially all of its assets in investment grade municipal bonds of varying maturities. These are bonds and similar securities that are exempt from federal income tax. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax (AMT) so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment adviser believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.

The fund normally limits its portfolio "duration" to between three and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the U.S. Treasury or other U.S. government guaranteed securities.

The fund limits its investments in municipal bonds with the lowest investment grade rating to 15% of its total assets at the time the bonds are purchased. The fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage its portfolio duration.


Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Standish, Ayer & Wood, Inc. ("Standish") to serve as the fund's investment adviser. In deciding which securities to buy for the fund, Standish seeks to identify undervalued sectors or geographical regions of the municipal market or undervalued individual securities. To do this, Standish uses credit research and valuation analysis and monitors the relationship of the municipal yield curve to the treasury yield curve. Standish also uses credit quality assessments from its in-house analysts to identify potential rating changes, undervalued issues and macro trends with regard to market sectors and geographical regions. Standish may make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria and doing so may improve the fund's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the fund's portfolio.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


- INTEREST RATE RISK -- The value of the fund's investments generally will fall when interest rates rise. Some municipal bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


- CREDIT RISK -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.


- POLITICAL RISK -- The fund's investments may be significantly affected by political changes, including legislative proposals which may make municipal bonds less attractive in comparison to taxable bonds.



- RELATED SECURITIES CONCENTRATION RISK -- Because the fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar projects, changes that affect one type of municipal bond may have a significant impact on the value of the fund.


- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Municipal Fixed Income Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class P shares, the only shares outstanding during the periods shown. The Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to a maximum annual program fee of 1.50%. The Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.



The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.



The table that follows the bar chart shows average annual returns of the fund's Class P shares for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table does not reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to June 1, 2000, which is the date on which Standish assumed day-to-day management of the fund's assets. Prior to that date, another investment adviser was responsible for managing the fund's assets. See Appendix A for information about the performance of a mutual fund and private accounts managed by Standish with substantially similar investment objectives, policies and strategies to those of the fund.


TOTAL RETURN OF CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996   4.86%
1997   7.01%
1998   5.39%
1999  -2.14%

CALENDAR YEAR

Total Return January 1 to September 30, 2000 -- 5.20%


Best quarter during calendar years shown: 3rd quarter, 1998 -- 2.52% Worst quarter during calendar years shown: 2nd quarter, 1999 -- (1.21)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999


                                                                            LEHMAN BROTHERS
                                                                          MUNICIPAL FIVE-YEAR
                                                             CLASS P             INDEX
                                                           ------------   -------------------
One Year.................................................    (3.60)%             0.73%
Life of Fund (Inception Date: 8/24/95)...................     3.02%              4.49%


--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Municipal Fixed Income Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................      4%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None          5%      0.75%      None
Exchange Fee................................................   None       None       None       None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Management Fees.............................................   0.40%      0.40%      0.40%      0.40%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       0.75       None
Other Expenses*.............................................   0.50       0.52       0.51       0.49
                                                               ----       ----       ----       ----
Total Annual Fund Operating Expenses........................   1.15%      1.92%      1.66%      0.89%
                                                               ====       ====       ====       ====
Management Fee Waiver/Expense Reimbursements**..............   0.04%      0.04%      0.04%      0.04%
                                                               ----       ----       ----       ----
Net Expenses**..............................................   1.11%      1.88%      1.62%      0.85%
                                                               ====       ====       ====       ====


---------


 * "Other Expenses" are estimated based on the "other expenses" of the fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each new class. "Other Expenses" include an administration fee of 0.20% paid by the fund to Mitchell Hutchins.



** The fund and Mitchell Hutchins have entered into a written agreement under which Mitchell Hutchins is contractually obligated to waive its management fees and/or reimburse the fund to the extent that the total operating expenses of each new class through December 1, 2002 otherwise would exceed the sum of 0.85% (the expense cap for the fund's Class P shares) plus the 12b-1 fees, if any, and any higher transfer agency fees applicable to the new class. The fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Class A.....................................................    $509       $743      $1,000     $1,735
Class B (assuming sale of all shares at end of period)......     691        895       1,229      1,852
Class B (assuming no sale of shares)........................     191        595       1,029      1,852
Class C (assuming sale of all shares at end of period)......     240        515         894      1,958
Class C (assuming no sale of shares)........................     165        515         894      1,958
Class Y.....................................................      87        276         485      1,089


--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
                            ------------------------
                PaineWebber PACE Global Fixed Income Investments

                      PACE Global Fixed Income Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

High total return.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in high-grade bonds of governmental and private issuers in the United States and developed foreign countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in lower rated bonds of governmental and private issuers in emerging markets, including bonds that are rated below investment grade.

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.


A portion of the fund's assets normally is invested in bonds of U.S. government and private issuers. The balance of the fund's assets is allocated among bonds of governmental and private issuers in various foreign countries. The fund's investments may include mortgage-backed and asset-backed securities. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") to serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between two investment advisers and may change the allocation at any time. The relative values of each investment adviser's share of the fund's assets also may change over time.



Rogge Global Partners seeks to invest the fund assets it manages in bonds of issuers in financially healthy countries because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the fund. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of the fund assets it manages.



FFTW seeks to outperform a benchmark, the Lehman Global Aggregate Index (Unhedged), for its share of the fund's assets through an active bond selection process that relies on (1) construction of diversified portfolios,
(2) identifying the most attractive sectors and the most attractive individual securities within those sectors and (3) monitoring portfolio risk with risk management tools. FFTW divides the investment universe into three major blocs (Europe, the United States and Japan) and analyzes in each bloc trends in economic growth, inflation, monetary and fiscal policies. FFTW decides which securities to buy for the fund by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


- INTEREST RATE RISK -- The value of the fund's investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


- FOREIGN INVESTING AND EMERGING MARKETS RISKS -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater for investments in emerging market issuers.

--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
                            ------------------------
                PaineWebber PACE Global Fixed Income Investments

  Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

- CREDIT RISK -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for lower quality bonds than for bonds that are investment grade.


- SINGLE ISSUER CONCENTRATION RISK -- Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than than it would for a more diversified fund.



- PREPAYMENT RISK -- The fund's mortgage-backed and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.


- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
                            ------------------------
                PaineWebber PACE Global Fixed Income Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class P shares, the only shares outstanding during the periods shown. The Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to a maximum annual program fee of 1.50%. The Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.



The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.



The table that follows the bar chart shows average annual returns of the fund's Class P shares for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table does not reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which FFTW assumed day-to-day management of a portion of the fund's assets. Prior to that date, Rogge Global Partners was responsible for managing all the fund's assets. See Appendix A for information about the performance of a mutual fund managed by FFTW with substantially similar investment objectives, policies and strategies to those of the fund.


TOTAL RETURN OF CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996   4.59%
1997   1.00%
1998  18.60%
1999  -8.52%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- (5.43)%


Best quarter during calendar years shown: 3rd quarter, 1998 -- 8.60% Worst quarter during calendar years shown: 1st quarter, 1999 -- (4.83)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999


                                                                       SALOMON SMITH BARNEY
                                                                         WORLD GOVERNMENT
                                                                            BOND INDEX
                                                          CLASS P           (UNHEDGED)
                                                        ------------   --------------------
One Year..............................................    (9.88)%             (4.27)%
Life of Fund (Inception Date -- 8/24/95)..............     3.10%               4.43%


--------------------------------------------------------------------------------
                               Prospectus Page 18

--------------------------------------------------------------------------------
                            ------------------------
                PaineWebber PACE Global Fixed Income Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................      4%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None          5%      0.75%      None
Exchange Fee................................................   None       None       None       None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Management Fees.............................................   0.60%      0.60%      0.60%      0.60%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       0.75       None
Other Expenses*.............................................   0.59       0.61       0.60       0.58
                                                               ----       ----       ----       ----
Total Annual Fund Operating Expenses........................   1.44%      2.21%      1.95%      1.18%
                                                               ====       ====       ====       ====
Management Fee Waivers/Expense Reimbursements**.............   0.23%      0.23%      0.23%      0.23%
                                                               ----       ----       ----       ----
Net Expenses**..............................................   1.21%      1.98%      1.72%      0.95%
                                                               ====       ====       ====       ====


---------


 * "Other Expenses" are estimated based on the "other expenses" of the fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each new class. "Other Expenses" include an administration fee of 0.20% paid by the fund to Mitchell Hutchins.



** The fund and Mitchell Hutchins have entered into a written agreement under which Mitchell Hutchins is contractually obligated to waive its management fees and/or reimburse the fund to the extent that the total operating expenses of each new class through December 1, 2002 otherwise would exceed the sum of 0.95% (the expense cap for the fund's Class P shares) plus the 12b-1 fees, if any, and any higher transfer agency fees applicable to the new class. The fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Class A.....................................................    $518       $793      $1,112     $2,016
Class B (assuming sale of all shares at end of period)......     701        946       1,342      2,132
Class B (assuming no sale of shares)........................     201        646       1,142      2,132
Class C (assuming sale of all shares at end of period)......     250        567       1,008      2,237
Class C (assuming no sale of shares)........................     175        567       1,008      2,237
Class Y.....................................................      97        328         603      1,390


--------------------------------------------------------------------------------
                               Prospectus Page 19

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Value Equity Investments

                  PACE Large Company Value Equity Investments

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVES

Capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of U.S. companies that are believed to be undervalued and that have total market capitalizations of $4.0 billion or greater at the time of purchase. The fund seeks income primarily from dividend paying stocks.

The fund may invest, to a limited extent, in other securities, including stocks of companies with smaller total market capitalizations and convertible bonds that are rated below investment grade. The fund may invest up to 10% of its total assets in U.S. dollar denominated foreign securities. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


The fund's manager, Mitchell Hutchins Asset Management Inc., has selected Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and State Street Global Advisors ("SSgA") to serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets among the three investment advisers and has initially allocated approximately 50% of the fund's assets to SSgA and approximately 25% each to ICAP and Westwood. Mitchell Hutchins may change this allocation at any time. The relative value of each investment adviser's share of the fund's assets also may change over time.



In managing its share of the fund's assets, ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 20% or more relative to the market over a 12 to 18 month period. The catalyst can be thematic (E.G., global economic recovery) or company specific (E.G., a corporate restructuring or a new product). ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative or ICAP identifies another stock with greater opportunity for appreciation.



In managing its share of the fund's assets, Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecast for growth rates and earnings estimates exceeds Wall Street expectations or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies and will sell a stock if Westwood expects limited future price appreciation or the projected price/earnings ratio exceeds the three-year growth rate.



In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

- EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.


- INDEX STRATEGY RISK -- SSgA's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.


- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 20

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Value Equity Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class P shares, the only shares outstanding during the periods shown. The Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to a maximum annual program fee of 1.50%. The Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.



The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.



The table that follows the bar chart shows average annual returns of the fund's Class P shares for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table does not reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to July 1, 2000, when another investment adviser was responsible for managing all the fund's assets. ICAP and Westwood each assumed day-to-day management of a portion of the fund's assets on July 1, 2000 and SSgA assumed day-to-day management of a portion of the fund's assets on October 10, 2000. See
Appendix A for information about the performance of mutual funds and private accounts managed by ICAP and Westwood and the historical performance of private accounts managed by SSgA with substantially similar investment objectives, policies and strategies to those of the fund.


TOTAL RETURN OF CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  25.11%
1997  24.75%
1998  18.36%
1999  -4.14%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- (1.38)%


Best quarter during calendar years shown: 4th quarter, 1998 -- 16.26%

Worst quarter during calendar years shown: 3rd quarter, 1999 -- (14.40)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 1999


                                                                             RUSSELL 1000
                                                                CLASS P      VALUE INDEX
                                                              ------------   ------------
One Year....................................................     (5.57)%         7.35%
Life of Fund (Inception Date--8/24/95)......................     15.20%         20.64%


--------------------------------------------------------------------------------
                               Prospectus Page 21

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Value Equity Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................    4.5%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None          5%         1%      None
Exchange Fee................................................   None       None       None       None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Management Fees.............................................   0.60%      0.60%      0.60%      0.60%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       1.00       None
Other Expenses*.............................................   0.37       0.39       0.38       0.36
                                                               ----       ----       ----       ----
Total Annual Fund Operating Expenses........................   1.22%      1.99%      1.98%      0.96%
                                                               ====       ====       ====       ====
Management Fee Waiver*......................................   0.07%      0.07%      0.07%      0.07%
                                                               ----       ----       ----       ----
Net Expenses**..............................................   1.15%      1.92%      1.91%      0.89%
                                                               ====       ====       ====       ====


---------


 * "Other expenses" are estimated based on the "other expenses" of the fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each new class. "Other expenses" include an administration fee of 0.20% paid by the fund to Mitchell Hutchins.



** The fund and Mitchell Hutchins have entered into a written agreement under which Mitchell Hutchins is contractually obligated to waive its management fee through December 1, 2002 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisers as a result of the lower sub-advisory fee paid to SSgA.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Class A.....................................................    $562       $806      $1,077     $1,849
Class B (assuming sale of all shares at end of period)......     695        911       1,259      1,923
Class B (assuming no sale of shares)........................     195        611       1,059      1,923
Class C (assuming sale of all shares at end of period)......     294        607       1,054      2,295
Class C (assuming no sale of shares)........................     194        607       1,054      2,295
Class Y.....................................................      91        292         517      1,165


--------------------------------------------------------------------------------
                               Prospectus Page 22

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Growth Equity Investments

                  PACE Large Company Growth Equity Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies that are believed to have substantial potential for capital growth and that have total market capitalizations of $4.0 billion or greater at the time of purchase. Dividend income is an incidental consideration in the investment advisers' selection of stocks for the fund.


The fund may invest, to a limited extent, in other securities, including securities convertible into stocks and stocks of companies with smaller total market capitalizations. The fund may invest up to 10% of its total assets in U.S. dollar denominated foreign securities. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


The fund's manager, Mitchell Hutchins Asset Management Inc., has selected Alliance Capital Management L.P. ("Alliance Capital") and State Street Global Advisors ("SSgA") to serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between the two investment advisers and has initially allocated approximately 60% of the fund's assets to Alliance Capital and approximately 40% to SSgA. Mitchell Hutchins may change this allocation at any time. The relative values of each investment adviser's share of the fund's assets also may change over time.



In managing its share of the fund's assets, Alliance Capital follows its "disciplined growth" strategy in seeking to identify the best combinations of earnings growth and reasonable valuation in selecting stocks for the fund. Alliance Capital ranks each stock in its investment universe based on its analysts' assessments and fundamental research that includes six measures of earnings growth and valuation. The fund normally invests in stocks that rank in the top 30% of this research universe and generally sells stocks that rank in the bottom half.



In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect the fund's performance relative to that of the index.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

- EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.


- INDEX STRATEGY RISK -- SSgA's proprietary strategy may not result in outperformance of the designated index and may even result in underperformance.



- TECHNOLOGY SECTOR RISK -- The fund may invest a significant portion of its assets in the stocks of companies in the technology sector. As a result, the fund is more susceptible to the risks that are associated with that sector than a fund with a broader range of investments, and the fund's performance will be adversely affected by unfavorable developments in the technology sector.


- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 23

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Growth Equity Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class P shares, the only shares outstanding during the periods shown. The Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to a maximum annual program fee of 1.50%. The Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.



The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.



The table that follows the bar chart shows average annual returns of the fund's Class P shares for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table does not reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future. Prior to November 10, 1997, another investment manager was responsible for managing all the fund's assets. Alliance Capital assumed day-to-day management of the fund's assets on November 10, 1997, and SSgA assumed day-to-day management of a portion of the fund's assets on October 10, 2000. See Appendix A for information about the composite performance of private accounts managed by SSgA with substantially similar investment objectives, policies and strategies to those of the fund.


TOTAL RETURN OF CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  21.24%
1997  24.79%
1998  40.05%
1999  25.25%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- (1.26)%


Best quarter during calendar years shown: 4th quarter, 1998 -- 31.80% Worst quarter during calendar years shown: 3rd quarter, 1998 -- (14.42)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999


                                                                             RUSSELL 1000
                                                                CLASS P      GROWTH INDEX
                                                              ------------   ------------
One Year....................................................     23.38%         33.16%
Life of Fund (Inception Date -- 8/24/95)....................     25.07%         31.22%


--------------------------------------------------------------------------------
                               Prospectus Page 24

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Growth Equity Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................    4.5%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None          5%         1%      None
Exchange Fee................................................   None       None       None       None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Management Fees.............................................   0.60%      0.60%      0.60%      0.60%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       1.00       None
Other Expenses*.............................................   0.35       0.37       0.36       0.34
                                                               ----       ----       ----       ----
Total Annual Fund Operating Expenses........................   1.20%      1.97%      1.96%      0.94%
                                                               ====       ====       ====       ====
Management Fee Waiver**.....................................   0.06%      0.06%      0.06%      0.06%
                                                               ----       ----       ----       ----
Net Expenses**..............................................   1.14%      1.91%      1.90%      0.88%
                                                               ====       ====       ====       ====


---------


 * "Other Expenses" are estimated based on the "other expenses" of the fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each new class. "Other Expenses" include an administration fee of 0.20% paid by the fund to Mitchell Hutchins.



** The fund and Mitchell Hutchins have entered into a written agreement under which Mitchell Hutchins is contractually obligated to waive its management fee through December 1, 2002 to the extent necessary to reflect the lower overall fees paid to the fund's investment advisers as a result of the lower sub-advisory fee paid by Mitchell Hutchins to SSgA.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Class A.....................................................    $561       $802      $1,069     $1,829
Class B (assuming sale of all shares at end of period)......     694        906       1,251      1,903
Class B (assuming no sale of shares)........................     194        606       1,051      1,903
Class C (assuming sale of all shares at end of period)......     293        603       1,046      2,275
Class C (assuming no sale of shares)........................     193        603       1,046      2,275
Class Y.....................................................      90        287         508      1,143


--------------------------------------------------------------------------------
                               Prospectus Page 25

--------------------------------------------------------------------------------
                            ------------------------
         PaineWebber PACE Small/Medium Company Value Equity Investments

               PACE Small/Medium Company Value Equity Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the marketplace and that have total market capitalizations of less than $4.0 billion at the time of purchase. These stocks also generally have price-to-earnings (P/E) ratios below the market average. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.


The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM") to serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between the two investment advisers and may change the allocation at any time. The relative values of each investment adviser's share of the fund's assets also may change over time.



In managing its share of the fund's assets, Ariel invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks that have a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.



In managing its share of the fund's assets, ICM invests primarily in common stocks of companies believed to offer good relative value that have either fallen into disfavor among investors or are under-researched. In deciding which stocks to buy for the fund, ICM uses a top-down analysis to identify broad sectors of the market believed to offer good relative value and then seeks to identify individual companies within those sectors that meet ICM's investment criteria. ICM also performs a bottom-up analysis to attempt to discover inefficiently priced stocks in a broad range of sectors, including those not identified in the top-down analysis. These two approaches are combined in various proportions depending on market conditions. Regardless of which approach is used to identify stock candidates, ICM also applies fundamental research analysis. ICM generally sells stocks that meet price objectives, no longer meet its selection criteria, are at risk for fundamental deterioration or when it identifies more attractive investment opportunities.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

- EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK -- Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 26

--------------------------------------------------------------------------------
                            ------------------------
         PaineWebber PACE Small/Medium Company Value Equity Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class P shares, the only shares outstanding during the periods shown. The Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to a maximum annual program fee of 1.50%. The Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.



The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.



The table that follows the bar chart shows average annual returns of the fund's Class P shares for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table does not reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 4, 1999, when another investment adviser was responsible for managing all the fund's assets. Ariel assumed day-to-day management of a portion of the fund's assets on October 4, 1999, and ICM assumed responsibility for managing a portion of the fund's assets on October 10, 2000. See Appendix A for information about the performance of a mutual fund and private accounts managed by Ariel and the historical performance of private accounts managed by ICM with substantially similar investment objectives, policies and strategies to those of the fund.


TOTAL RETURN OF CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  22.35%
1997  37.26%
1998  -9.34%
1999  -2.79%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- 4.00%


Best quarter during calendar years shown: 2nd quarter, 1999 -- 21.25% Worst quarter during calendar years shown: 3rd quarter, 1998 -- (20.00)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999


                                                                             RUSSELL 2500
                                                                CLASS P      VALUE INDEX
                                                              ------------   ------------
One Year....................................................    (4.24)%          1.49%
Life of Fund (Inception Date -- 8/24/95)....................     7.76%          13.13%


--------------------------------------------------------------------------------
                               Prospectus Page 27

--------------------------------------------------------------------------------
                            ------------------------
         PaineWebber PACE Small/Medium Company Value Equity Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................    4.5%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None          5%         1%      None
Exchange Fee................................................   None       None       None       None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Management Fees.............................................   0.60%      0.60%      0.60%      0.60%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       1.00       None
Other Expenses*.............................................   0.42       0.44       0.43       0.41
                                                               ----       ----       ----       ----
Total Annual Fund Operating Expenses........................   1.27%      2.04%      2.03%      1.01%
                                                               ====       ====       ====       ====
Management Fee Waiver/Expense Reimbursements**..............   0.01%      0.01%      0.01%      0.01%
                                                               ----       ----       ----       ----
Net Expenses**..............................................   1.26%      2.03%      2.02%      1.00%
                                                               ====       ====       ====       ====


---------


 * "Other Expenses" are estimated based on the "other expenses" of the fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each new class. "Other Expenses" include an administration fee of 0.20% paid by the fund to Mitchell Hutchins.



** The fund and Mitchell Hutchins have entered into a written agreement under which Mitchell Hutchins is contractually obligated to waive its management fees and/or reimburse the fund to the extent that the total operating expenses of each new class through December 1, 2002 otherwise would exceed the sum of 1.00% (the expense cap for the fund's Class P shares) plus the 12b-1 fees, if any, and any higher transfer agency fees applicable to the new class. The fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Class A.....................................................    $573       $833      $1,114     $1,913
Class B (assuming sale of all shares at end of period)......     706        938       1,296      1,988
Class B (assuming no sale of shares)........................     206        638       1,096      1,988
Class C (assuming sale of all shares at end of period)......     305        635       1,091      2,357
Class C (assuming no sale of shares)........................     205        635       1,091      2,357
Class Y.....................................................     102        320         556      1,234


--------------------------------------------------------------------------------
                               Prospectus Page 28

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Small/Medium Company Growth Equity Investments

              PACE Small/Medium Company Growth Equity Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market and that have total market capitalizations of less than $4.0 billion at the time of purchase. Dividend income is an incidental consideration in the investment adviser's selection of stocks for the fund.


The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Delaware Management Company to serve as the fund's investment adviser. In deciding which stocks to buy for the fund, Delaware Management Company employs a bottom-up, fundamental analysis to identify companies that have substantially above average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Delaware Management Company also considers the quality of a company's management team and the strength of its finances and internal controls in selecting stocks for the fund. Although Delaware Management Company follows companies in a full range of market sectors, it may focus on a limited number of attractive industries. Delaware Management Company generally sells stocks that no longer meet its selection criteria, are at risk for fundamental deterioration or when it identifies more attractive investment opportunities.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

- EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- LIMITED CAPITALIZATION RISK -- Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.


- TECHNOLOGY SECTOR RISK -- The fund may invest a significant portion of its assets in the stocks of companies in the technology sector. As a result, the fund is more susceptible to the risks that are associated with that sector than a fund with a broader range of investments, and the fund's performance may be adversely affected by unfavorable developments in the technology sector.


- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 29

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Small/Medium Company Growth Equity Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class P shares, the only shares outstanding during the periods shown. The Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to a maximum annual program fee of 1.50%. The Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.



The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.



The table that follows the bar chart shows average annual returns of the fund's Class P shares for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table does not reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to December 17, 1996, which is the date on which Delaware Management Company assumed day-to-day management of the fund's assets. Prior to that date, another investment adviser was responsible for managing the fund's assets.


TOTAL RETURN OF CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996   7.36%
1997  21.73%
1998  14.86%
1999  78.75%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- 20.94%


Best quarter during calendar years shown: 4th quarter, 1999 -- 38.15%

Worst quarter during calendar years shown: 3rd quarter, 1998 -- (15.44)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 1999


                                                                             RUSSELL 2500
                                                                CLASS P      GROWTH INDEX
                                                              ------------   ------------
One Year....................................................     76.09%         55.48%
Life of Fund (Inception Date -- 8/24/95)....................     23.15%         19.95%


--------------------------------------------------------------------------------
                               Prospectus Page 30

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Small/Medium Company Growth Equity Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................    4.5%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None          5%         1%      None
Exchange Fee................................................   None       None       None       None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Management Fees.............................................   0.60%      0.60%      0.60%      0.60%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       1.00       None
Other Expenses*.............................................   0.36       0.38       0.37       0.35
                                                               ----       ----       ----       ----
Total Annual Fund Operating Expenses........................   1.21%      1.98%      1.97%      0.95%
                                                               ====       ====       ====       ====


---------


 * "Other Expenses" are estimated based on the "other expenses" of the fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each new class. "Other expenses" include an administration fee of 0.20% paid by the fund to Mitchell Hutchins.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Class A.....................................................    $568       $817      $1,085     $1,850
Class B (assuming sale of all shares at end of period)......     701        921       1,268      1,925
Class B (assuming no sale of shares)........................     201        621       1,068      1,925
Class C (assuming sale of all shares at end of period)......     300        618       1,062      2,296
Class C (assuming no sale of shares)........................     200        618       1,062      2,296
Class Y.....................................................      97        303         525      1,166


--------------------------------------------------------------------------------
                               Prospectus Page 31

--------------------------------------------------------------------------------
                            ------------------------
               PaineWebber PACE International Equity Investments

                     PACE International Equity Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in U.S. securities markets.

The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Martin Currie Inc. to serve as the fund's investment adviser. Martin Currie Inc. looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, Martin Currie Inc. considers such factors as economic and political stability, breadth and liquidity of the market, the nature of local investors, the currency outlook, valuation and the settlement system. Martin Currie Inc. generally sells securities when either the country or the issuer no longer meets these selection criteria or when it identifies more attractive investment opportunities.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

- EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 32

--------------------------------------------------------------------------------
                            ------------------------
               PaineWebber PACE International Equity Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class P shares, the only shares outstanding during the periods shown. The Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to a maximum annual program fee of 1.50%. The Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.



The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.



The table that follows the bar chart shows average annual returns of the fund's Class P shares for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table does not reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN OF CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996  10.30%
1997   9.46%
1998  16.34%
1999  35.65%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- (12.71)%


Best quarter during calendar years shown: 4th quarter, 1999 -- 24.39%

Worst quarter during calendar years shown: 3rd quarter, 1998 -- (14.64)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 1999


                                                                              MSCI EUROPE,
                                                                              AUSTRALASIA
                                                                                  AND
                                                                CLASS P      FAR EAST INDEX
                                                              ------------   --------------
One Year....................................................     33.63%          26.96%
Life of Fund (Inception Date -- 8/24/95)....................     15.13%          13.70%


--------------------------------------------------------------------------------
                               Prospectus Page 33

--------------------------------------------------------------------------------
                            ------------------------
               PaineWebber PACE International Equity Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................    4.5%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None          5%         1%      None
Exchange Fee................................................   None       None       None       None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Management Fees.............................................   0.70%      0.70%      0.70%      0.70%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       1.00       None
Other Expenses*.............................................   0.47       0.49       0.48       0.46
                                                               ----       ----       ----       ----
Total Annual Fund Operating Expenses........................   1.42%      2.19%      2.18%      1.16%
                                                               ====       ====       ====       ====


---------


* "Other Expenses" are estimated based on the "other expenses" of the fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each new class. "Other Expenses" include an administration fee of 0.20% paid by the fund to Mitchell Hutchins.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Class A.....................................................    $588       $879      $1,191     $2,075
Class B (assuming sale of all shares at end of period)......     722        985       1,375      2,150
Class B (assuming no sale of shares)........................     222        685       1,175      2,150
Class C (assuming sale of all shares at end of period)......     321        682       1,169      2,513
Class C (assuming no sale of shares)........................     221        682       1,169      2,513
Class Y.....................................................     118        368         638      1,409


--------------------------------------------------------------------------------
                               Prospectus Page 34

--------------------------------------------------------------------------------
                            ------------------------
       PaineWebber PACE International Emerging Markets Equity Investments

             PACE International Emerging Markets Equity Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISK

--------------------------------------------------------------------------------

FUND OBJECTIVE

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies domiciled in emerging market countries. The fund generally defines emerging market countries as countries that are not included in the MSCI World Index of major world economies. However, countries included in this index may be considered emerging markets based on current political and economic factors. For example, the fund's investment adviser has determined, based on an analysis of current economic and political factors pertaining to Hong Kong SAR, that Hong Kong SAR should be considered an emerging market country for purposes of the fund's eligible investments. The fund may not always diversify its investments on a geographic basis among emerging market countries.


The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Below investment grade securities are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies that invest in emerging markets. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Schroder Investment Management North America Inc. ("SIMNA") to serve as the fund's investment adviser. SIMNA focuses on companies that it believes have a sustainable competitive advantage and growth potential that is undervalued by other investors. SIMNA allocates the fund's assets among emerging market countries based on its assessment of the likelihood that those countries will have favorable long-term business environments. In deciding which securities within a country to buy for the fund, SIMNA analyzes historical growth rates and future growth prospects, management capability and profit margins. SIMNA's evaluation of securities reflects information available from the extensive network of locally based analysts maintained by SIMNA and its affiliates. SIMNA generally sells securities when either the country or the issuer no longer meets these selection criteria or when it identifies more attractive investment opportunities.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

- EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

- FOREIGN INVESTING AND EMERGING MARKETS RISKS -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater for investments in emerging market issuers.

- GEOGRAPHIC CONCENTRATION RISK -- To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.

- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

--------------------------------------------------------------------------------
                               Prospectus Page 35

--------------------------------------------------------------------------------
                            ------------------------
       PaineWebber PACE International Emerging Markets Equity Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table give some indication of the risks of an investment in the fund based on the performance of the fund's Class P shares, the only shares outstanding during the periods shown. The Class P shares are offered pursuant to a separate prospectus and may be purchased only by participants in the PACE Select Advisors Program, who are subject to a maximum annual program fee of 1.50%. The Class A, Class B, Class C and Class Y shares offered pursuant to this prospectus are not part of the PACE Select Advisors Program and are not subject to the annual PACE Select Advisors Program fee.



The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the maximum annual PACE Select Advisors Program fee, nor does it reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. If it did, the total returns shown would be lower.



The table that follows the bar chart shows average annual returns of the fund's Class P shares for the 1999 calendar year and for the life of the fund and does reflect the maximum annual PACE Select Advisors Program fee. The table does not reflect the sales charges or higher expenses of the fund's Class A, Class B and Class C shares. However, because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges or expenses. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN OF CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN

1996    8.52%
1997   -4.72%
1998  -24.43%
1999   61.85%

CALENDAR YEAR


Total Return January 1 to September 30, 2000 -- (24.35)%

Best quarter during calendar years shown: 4th quarter, 1999 -- 27.14% Worst quarter during calendar years shown: 3rd quarter, 1998 -- (21.52)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999


                                                                               MSCI
                                                                             EMERGING
                                                                             MARKETS
                                                                               FREE
                                                                CLASS P       INDEX
                                                              ------------   --------
One Year....................................................     59.43%       66.41%
Life of Fund (Inception Date -- 8/24/95)....................      3.51%        3.14%


--------------------------------------------------------------------------------
                               Prospectus Page 36

--------------------------------------------------------------------------------
                            ------------------------
       PaineWebber PACE International Emerging Markets Equity Investments

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................    4.5%      None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None          5%         1%      None
Exchange Fee................................................   None       None       None       None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A    CLASS B    CLASS C    CLASS Y
                                                              --------   --------   --------   --------
Management Fees.............................................   0.90%      0.90%      0.90%      0.90%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       1.00       None
Other Expenses*.............................................   0.86%      0.88%      0.87%      0.85%
                                                               ----       ----       ----       ----
Total Annual Fund Operating Expenses........................   2.01%      2.78%      2.77%      1.75%
                                                               ----       ----       ----       ----
Management Fee Waiver/Expense Reimbursements**..............   0.25%      0.25%      0.25%      0.25%
                                                               ----       ----       ----       ----
Net Expenses**..............................................   1.76%      2.53%      2.52%      1.50%
                                                               ====       ====       ====       ====


---------

 * "Other Expenses" are estimated based on the "other expenses" of the fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each new class. "Other Expenses" include an administration fee of 0.20% paid by the fund to Mitchell Hutchins.


** The fund and Mitchell Hutchins have entered into a written agreement under which Mitchell Hutchins is contractually obligated to waive its management fees and/or reimburse the fund to the extent that the total operating expenses of each new class through December 1, 2002 otherwise would exceed the sum of 1.50% (the expense cap for the fund's Class P shares) plus the 12b-1 fees, if any, and any higher transfer agency fees applicable to the new class. The fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the two year period when the fund's expenses are lower due to its agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             --------   --------   --------   --------
Class A....................................................    $621      $1,005     $1,439     $2,643
Class B (assuming sale of all shares at end of period).....     756       1,114      1,624      2,717
Class B (assuming no sale of shares).......................     256         814      1,424      2,717
Class C (assuming sale of all shares at end of period).....     355         811      1,419      3,062
Class C (assuming no sale of shares).......................     255         811      1,419      3,062
Class Y....................................................     153         501        901      2,020


--------------------------------------------------------------------------------
                               Prospectus Page 37

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                   MORE ABOUT RISKS AND INVESTMENT STRATEGIES

--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment Objective, Strategies and Risks" heading for that fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.

DERIVATIVES RISK. The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. A fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.


EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A fund may lose a substantial part, or even all, of its investment in a company's stock.



FOREIGN INVESTING AND EMERGING MARKETS RISKS. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.



Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.


GEOGRAPHIC CONCENTRATION RISK. PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, it is more susceptible to factors adversely affecting that country or area.


INDEX STRATEGY RISK. Performance of the portions of PACE Large Company Value Equity Investments and


--------------------------------------------------------------------------------
                               Prospectus Page 38

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust


PACE Large Company Growth Equity Investments managed by SSgA may deviate from that of an index because of shareholder purchases and sales of shares, which can occur daily, and because of fees and expenses borne by a fund.


INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Interest rate risk is the primary source of risk for U.S. government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.


Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.


LEVERAGE RISK. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments, which use leverage by investing in when-issued and delayed delivery bonds, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration.

LIMITED CAPITALIZATION RISK. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater for small cap companies than for mid cap companies.

POLITICAL RISK. The municipal bond market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal bonds less attractive in comparison to taxable bonds. Legislatures also may fail to appropriate funds needed to pay municipal bond obligations. These events could cause the value of the municipal bonds held by PACE Municipal Fixed Income Investments to fall and might adversely affect the tax-exempt status of the fund's investments or of the dividends that the fund pays. During periods of uncertainty, the prices of municipal securities can become volatile.


PREPAYMENT RISK. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.


RELATED SECURITIES CONCENTRATION RISK. PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice.


SINGLE ISSUER CONCENTRATION RISK. PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments are non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a fund holds a large position in the securities of one issuer, changes in the financial


--------------------------------------------------------------------------------
                               Prospectus Page 39

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust


condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than it would for a diversified fund.



TECHNOLOGY SECTOR RISK. PACE Large Company Growth Equity Investments and PACE Small/Medium Company Growth Equity Investments each has invested a significant portion of its assets in stocks of companies in the technology sector. As a result, these funds are more susceptible to the risks that are associated with that sector and their share prices may be more volatile than a fund with a broader range of investments. Individual issuers within the technology sector, as well as the techology sector as a whole, can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits and competition from new market entrants.


ADDITIONAL INVESTMENT STRATEGIES

CASH RESERVES; DEFENSIVE POSITIONS. Each fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes. PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes when suitable municipal money market instruments are not available.


As vehicles to implement long-term investment strategies, each fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of Mitchell Hutchins Asset Management Inc., a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the United States) money market instruments that are denominated in foreign currencies. In addition, each fund may increase its cash reserves in connection with transitioning its portfolio to reflect the investment style and strategies of a new investment adviser. Because these investments provide relatively low income, a defensive or transition position may not be consistent with achieving a fund's investment objective.


In addition, the funds listed below may make the following temporary investments for defensive purposes:

- PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

- PACE Global Fixed Income Investments may invest in securities of only one country, including the United States.

- PACE International Equity Investments may invest without limit in bonds that are traded in the United States and in foreign markets.

PORTFOLIO TURNOVER. Each fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).


Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on dividends that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs.



The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund's distributions may have on shareholders.


--------------------------------------------------------------------------------
                               Prospectus Page 40

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                           MANAGING YOUR FUND ACCOUNT

--------------------------------------------------------------------------------

INITIAL OFFERING PERIOD

During an initial offering period currently scheduled to end on or about November 27, 2000, PaineWebber and selected dealers may obtain non-binding indications of interest for the Class A, B, C and Y shares of PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/ Medium Value Equity Investments, PACE Small/Medium Growth Equity Investments and PACE International Equity Investments. They will accept subscriptions through the last day of the offering period date, although no payment is due until after the registration of the funds' Class A, B, C and Y shares becomes effective with the SEC. A prospective investor may withdraw his or her subscription at any time prior to that date. During the offering period, a fund may cancel or modify the offering of its shares without notice. A fund may also refuse any purchase order in whole or in part. Shares of the funds may not be purchased through an exchange for shares of other PaineWebber mutual funds during the initial offering period.


FLEXIBLE PRICING
The funds offer four classes of shares - Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund investment. Class Y shares are only available to certain types of investors.

Each fund has adopted a plan under rule 12b-1 for its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for each fund are described in the following table.

CLASS A SALES CHARGES - PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments and PACE Global Fixed Income Investments.


                                                                                              REALLOWANCE TO
                                                  SALES CHARGE AS A PERCENTAGE OF:          SELECTED DEALERS AS
AMOUNT OF INVESTMENT                            OFFERING PRICE   NET AMOUNT INVESTED   PERCENTAGE OF OFFERING PRICE*
--------------------                            --------------   -------------------   -----------------------------
Less than $100,000............................       4.00%                4.17%                    3.75%
$100,000 to $249,999..........................       3.00                 3.09                     2.75
$250,000 to $499,999..........................       2.25                 2.30                     2.00
$500,000 to $999,999..........................       1.75                 1.78                     1.50
$1,000,000 and over(1)........................       None                 None                     1.00(2)


--------------------------------------------------------------------------------
                               Prospectus Page 41

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

CLASS A SALES CHARGES - PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments.


                                                                                          REALLOWANCE TO SELECTED
                                                   SALES CHARGE AS A PERCENTAGE:                DEALERS AS
AMOUNT OF INVESTMENT                            OFFERING PRICE   NET AMOUNT INVESTED   PERCENTAGE OF OFFERING PRICE*
--------------------                            --------------   -------------------   -----------------------------
Less than $50,000.............................       4.50%              4.71%                       4.25%
$50,000 to $99,999............................       4.00               4.17                        3.75
$100,000 to $249,999..........................       3.50               3.63                        3.25
$250,000 to $499,999..........................       2.50               2.56                        2.25
$500,000 to $999,999..........................       1.75               1.78                        1.50
$1,000,000 and over (1).......................       None               None                        1.00(2)


---------


*For an initial period ending on or about December 29, 2000, Mitchell Hutchins will reallow the full amount of the sales charge to selected dealers.


(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the funds' Systematic Withdrawal Plan are not subject to this charge.


(2) Mitchell Hutchins pays 1% to the dealer.



SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber or PaineWebber PACE mutual fund. You can combine the value of Class A shares that you own in other PaineWebber or PaineWebber PACE funds and the purchase amount of the Class A shares of the PaineWebber or PaineWebber PACE fund that you are buying.


You may also qualify for a lower sales charge if you combine your purchases with those of:

- your spouse, parents or children under age 21;

- your Individual Retirement Accounts (IRAs);

- certain employee benefit plans, including 401(k) plans;

- a company that you control;

- a trust that you created;

- Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

- accounts with the same adviser.

You may qualify for a complete waiver of the sales charge if you:


- Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;


- Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

  -- you were the Financial Advisor's client at the competing brokerage firm;

  -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

  -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

- Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

- Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

- Are a participant in the PaineWebber Members Only-SM- Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of

--------------------------------------------------------------------------------
                               Prospectus Page 42

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

  its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

- Acquire these shares through a PaineWebber InsightOne-SM- Program brokerage account.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                  PERCENTAGE BY WHICH
IF YOU SELL                      THE SHARES' NET ASSET
SHARES WITHIN:                   VALUE IS MULTIPLIED:
--------------                   ---------------------
1st year since purchase........              5%
2nd year since purchase........              4
3rd year since purchase........              3
4th year since purchase........              2
5th year since purchase........              2
6th year since purchase........              1
7th year since purchase........           None

We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

- First, Class B shares representing reinvested dividends, and

- Second, Class B shares that you have owned the longest.

SALES CHARGE WAIVERS. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

- You participate in the Systematic Withdrawal Plan;

- You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;
- You receive a tax-free return of an excess IRA contribution;

- You receive a tax-qualified retirement plan distribution following retirement;

- The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship; or

- The shares are held in trust and the death of the trustee requires liquidation of the trust.

CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.

Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets for fixed income funds and 0.75% of average net assets for equity funds, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.


Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% for fixed income funds and 1% for equity funds by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.


You may be eligible to sell your shares without paying a contingent deferred sales charge if you are a 401(k) or 403(b) qualified employee benefit plan with fewer than 100 employees or less than $1 million in assets.

NOTE ON SALES CHARGE WAIVERS REGARDING CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to PaineWebber or the funds. For more information, you should contact your PaineWebber

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                     PaineWebber PACE Select Advisors Trust

Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the funds' Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES


Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:



- Buy shares through PaineWebber's PACE-SM- Multi-Advisor Program;


- Buy $10 million or more of PaineWebber fund shares at any one time;

- Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets;

- Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets; or

- Are an investment company advised by PaineWebber or an affiliate of PaineWebber.


The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares on behalf of that Plan.


Class Y shares do not pay ongoing 12b-1 distribution or service fees or sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the funds through the funds' transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

If you wish to invest in other PaineWebber or PaineWebber PACE funds, you can do so by:


- Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

- Mailing an application with a check; or


- Opening an account for a PaineWebber PACE fund by exchanging shares from another PaineWebber PACE fund. (It is expected that shareholders will also be able to exchange Class A, Class B or Class C shares of a PACE fund for shares of the same class of certain other PaineWebber mutual funds beginning on or about March 1, 2001.)


You do not have to complete an application when you make additional investments in the same fund.

The funds and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS:
To open an account...........       $1,000
To add to an account.........       $  100

Each fund may waive or reduce these amounts for:

- Employees of PaineWebber or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

FREQUENT TRADING. The interests of a fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations - also known as "market timing." When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on a fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. A fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will

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                     PaineWebber PACE Select Advisors Trust

assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

- Your name and address;

- The fund's name;

- The fund account number;

- The dollar amount or number of shares you want to sell; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds will not accept signature guarantees that are not a part of these programs.

Mail the letter to:

  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of each fund for shares of the same class of the other PACE funds offered in this prospectus or of PaineWebber Money Market Fund. You may not exchange Class Y shares. (It is expected that shareholders will also be able to exchange Class A, Class B or Class C shares of a PACE fund for shares of the same class of certain other PaineWebber mutual funds beginning on or about March 1, 2001.)


You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.


You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount for the other fund.



You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.


PAINEWEBBER AND CORRESPONDENT FIRM CLIENTS. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

OTHER INVESTORS. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the fund's transfer agent. You must include:

- Your name and address;

- The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

- Your account number;

- How much you are exchanging (by dollar amount or by number of shares to be sold); and

- A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)

Mail the letter to:

  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

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                               Prospectus Page 45
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                     PaineWebber PACE Select Advisors Trust

A fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

The price at which you may buy or sell each fund's shares is based on the next net asset value per share calculated after your order is placed. Each fund calculates its net asset value on days that the New York Stock Exchange is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, each fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.


You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.


Each fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Trust's board of trustees. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

The funds calculate the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. A fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which a fund does not calculate net asset value. As a result, a fund's net asset value may change on days when you will not be able to buy or sell fund shares. If a fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

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                     PaineWebber PACE Select Advisors Trust

                                   MANAGEMENT

--------------------------------------------------------------------------------

MANAGER AND INVESTMENT ADVISERS


Mitchell Hutchins Asset Management Inc. is the manager and administrator of each fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is an indirect wholly owned asset management subsidiary of Paine Webber Group Inc. ("PW Group"), which is a wholly owned subsidiary of UBS AG.



UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On September 30, 2000, Mitchell Hutchins was adviser or sub-adviser to 31 investment companies with 75 separate portfolios and aggregate assets of approximately $57.9 billion.


Mitchell Hutchins selects investment advisers for the funds, subject to approval of the board, and reviews the performance of those investment advisers.

The funds have received an exemptive order from the SEC to permit the board to select and replace investment advisers and to amend the sub-advisory contracts between Mitchell Hutchins and the investment advisers without obtaining shareholder approval.

ADVISORY FEES

Each fund pays fees to Mitchell Hutchins for administrative and advisory services. The annual contract rate for administrative services is 0.20% of each fund's average daily net assets. The annual contract rate for advisory services varies from 0.40% to 0.90% of a fund's average daily net assets. The following table shows the combined annual fee rate for administrative and advisory services for each fund:

PACE Government Securities Fixed Income
  Investments..........................   0.70%
PACE Intermediate Fixed Income
  Investments..........................   0.60%
PACE Strategic Fixed Income
  Investments..........................   0.70%
PACE Municipal Fixed Income
  Investments..........................   0.60%
PACE Global Fixed Income Investments...   0.80%
PACE Large Company Value Equity
  Investments..........................   0.80%
PACE Large Company Growth Equity
  Investments..........................   0.80%
PACE Small/Medium Company Value Equity
  Investments..........................   0.80%
PACE Small/Medium Company Growth Equity
  Investments..........................   0.80%
PACE International Equity
  Investments..........................   0.90%
PACE International Emerging Markets
  Equity Investments...................   1.10%

During the fiscal year ended July 31, 2000, some of the funds paid Mitchell Hutchins at the lower effective rate shown below because Mitchell Hutchins waived a portion of its fees:


PACE Government Securities Fixed Income
  Investments..........................   0.66%
PACE Intermediate Fixed Income
  Investments..........................   0.59%
PACE Strategic Fixed Income
  Investments..........................   0.66%
PACE Municipal Fixed Income
  Investments..........................   0.56%
PACE Global Fixed Income Investments...   0.57%
PACE Small/Medium Company Value Equity
  Investments..........................   0.79%
PACE Small/Medium Company Growth Equity
  Investments..........................   0.79%
PACE International Emerging Markets
  Equity Investments...................   0.85%


INVESTMENT ADVISERS AND PORTFOLIO MANAGERS


PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND PACE STRATEGIC FIXED INCOME INVESTMENTS. Pacific Investment Management Company LLC ("PIMCO") serves as investment adviser for these funds. PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. On September 30, 2000, PIMCO had approximately $207 billion in assets under management. PIMCO is one of the largest fixed income management firms in the nation. Included among PIMCO's institutional clients are many "Fortune 500" companies.


Since November 1999, Scott Mather, a senior vice president of PIMCO, has been primarily responsible for the day-to-day portfolio management for PACE Government Securities Fixed Income Investments. Prior to joining PIMCO in 1998, he was associated with

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                     PaineWebber PACE Select Advisors Trust

Goldman Sachs where he was a trader in the fixed income division and specialized in structuring and trading a broad range of mortgage-backed securities as well as managing a proprietary derivatives position.

Since July 1997, William C. Powers, a managing director of PIMCO, has been primarily responsible for the day-to-day portfolio management for PACE Strategic Fixed Income Investments. Mr. Powers has been associated with PIMCO since 1991 as a senior member of the fixed income portfolio management group.


PACE INTERMEDIATE FIXED INCOME INVESTMENTS. Metropolitan West Asset Management, LLC ("MWAM") serves as investment adviser for PACE Intermediate Fixed Income Investments. MWAM is located at 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025. MWAM was formed in 1996 and, as of September 30, 2000, had over $8.7 billion in fixed income investments under management.



MWAM uses a team approach in advising PACE Intermediate Fixed Income Investments. The team members are Stephen Kane, Laird R. Landmann, Tad Rivelle and Brian H. Loo. All team members have held their fund responsibilities since October 10, 2000.


Mr. Kane has been a portfolio manager with MWAM since August 1996. From November 1995 until July 1996, he was an account manager with PIMCO in Newport Beach, California. Before then, Mr. Kane was a merchant banking associate with Union Bank in Los Angeles, California.

Mr. Landmann has been a managing director and portfolio manager with MWAM since August 1996. From November 1992 until July 1996, he was a principal and co-director of fixed income with Hotchkis and Wiley in Los Angeles, California. Before then, he was a portfolio manager with PIMCO in Newport Beach, California.

Mr. Rivelle has been the chief investment officer and a managing director with MWAM since August 1996. From November 1992 until July 1996, he was a principal and co-director of fixed income with Hotchkis and Wiley in Los Angeles, California. Before then, he was a portfolio manager with PIMCO in Newport Beach, California.

Mr. Loo has been a portfolio manager and analyst with MWAM since August 1996. From June 1996 until July 1996, Mr. Loo worked as an analyst with Hotchkis and Wiley in Los Angeles, California. Before then, he worked as an analyst with Trust Company of the West (starting in May 1994 while completing a graduate finance degree at Carnegie Mellon University).

PACE MUNICIPAL FIXED INCOME INVESTMENTS. Standish, Ayer & Wood, Inc. ("Standish") serves as investment adviser for PACE Municipal Fixed Income Investments. Standish is located at One Financial Center, Boston, Massachusetts 02111. Standish was founded in 1933 and, as of September 30, 2000, had over $45 billion in assets under management. Christine L. Todd is primarily responsible for the day-to-day management of the fund. She has held her fund responsibilities since June 1, 2000. Ms. Todd is an associate director of Standish. She joined Standish in 1995 from Gannett, Welsh & Kotler, where she was a vice president responsible for municipal bond research and trading.



PACE GLOBAL FIXED INCOME INVESTMENTS. Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates serve as investment advisers for PACE Global Fixed Income Investments. Rogge Global Partners is located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ, England. Rogge Global Partners was organized in 1984 and specializes in global fixed income management. As of September 30, 2000, it had approximately $7.9 billion in assets under management.



Rogge Global Partners uses a team approach in managing the fund's portfolio. The team is lead by Olaf Rogge, the chief investment officer of Rogge Global Partners. Mr. Rogge, who founded Rogge Global Partners in 1984, has been managing global investments for more than 25 years and has held his fund responsibilities since the fund's inception in August 1995.



Other members of the team are John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray. These team members have held their fund responsibilities since August 1995 except for Ms. Conway, who has held her responsibilities since August 1998, and Mr. Gray, who has held his fund responsibilities since April 1999.


Mr. Graham joined Rogge Global Partners in February 1994 and is currently a director, portfolio manager and analyst. Prior to that time, he served as a senior manager of the multi-currency fixed income investment team at JP Morgan. Mr. Bell joined Rogge Global Partners in June 1990 and serves as a director, portfolio manager and analyst. Mr. James joined Rogge Global Partners in April 1995 and serves as a director, portfolio manager and analyst. From October 1987 through April 1995, Mr. James worked for NatWest Capital Markets, where he was a director and functioned as the international bond economist.

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                               Prospectus Page 48
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                     PaineWebber PACE Select Advisors Trust

Ms. Conway joined Rogge Global Partners in 1998 as a portfolio manager in charge of global credit. She was previously a senior portfolio manager at Rothschild Asset Management managing U.S., global and short-term mandates. Before joining Rothschild, she spent seven years at JP Morgan where she also managed U.S., global and short-term mandates.


Richard Gray joined Rogge Global Partners in April 1999 and serves as a portfolio manager and head of emerging markets. He was previously a vice president, emerging debt research of Bank of America (1995-1999) and director, emerging debt research for Nomura International (1994-1995).



Fischer Francis Trees & Watts, Inc. ("FFTW (NY)") is located at 200 Park Avenue, 46th Floor, New York, New York 10166. The addresses for its affiliates are 3 Royal Court, The Royal Exchange, London, EC 3V 3RA for Fischer Francis Trees & Watts (UK); 50 Raffles Place, #22-01 Singapore Land Tower, Singapore 048623 for Fischer Francis Trees & Watts Pte Ltd (Singapore); and Fukoku Seimei Building 21F, 2-2, Uchisaiwaicho 2-chome, Chiyoda-Ku Tokyo 100, for Fischer Francis Trees & Watts KK (Japan). FFTW (Japan) will not assume duties as sub-adviser to the fund until it has completed its registration as an investment adviser with the SEC. The affiliates are either wholly owned subsidiaries of FFTW(NY) or are owned jointly by FFTW(NY) and its parent corporation. FFTW (NY) and its affiliates are referred to collectively as "FFTW." As of September 30, 2000, FFTW and its affiliates had approximately $30 billion in assets under management.



FFTW uses a team approach in which a specific portfolio manager is responsible for managing FFTW's share of the fund's assets and determines the broad risk parameters under which these investments operate, but relies on specialist investment teams to determine specific fund investments. The portfolio manager is David Marmon, a managing director of FFTW. Key members of the team are Liaquat Ahamed, a managing director and chief investment officer of FFTW, and Adnan Akant, Stewart Russell, Richard Williams and Simon Hard, all of whom are managing directors of FFTW. These individuals have held their fund responsibilities since October 10, 2000.


Mr. Marmon joined FFTW in 1990 from Yamaichi International (America) where he was head of futures and options research. His responsibilities at Yamaichi included generating trade ideas, daily analysis of market opportunities and preparing research reports. He was previously a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. He also performed historical and scenario analyses of the futures and options markets for traders and clients. Mr. Marmon began his career in finance as a research analyst on Chase Manhattan's arbitrage and municipal trading desks.

Mr. Ahamed came to FFTW in 1988 after nine years with the World Bank, where he was in charge of the bank's investments in all non-dollar government bond markets. Before assuming responsibility for the management of the non-dollar portfolios, he was responsible for investment and trading in each of the markets, including pounds sterling, Deutsche mark, Japanese yen, Canadian dollars and Australian dollars. In addition, he was involved in providing technical advice to numerous central banks on reserve and liability management. Mr. Ahamed worked initially as an economist at the World Bank, providing economic advice and analyses to senior government officials in numerous developing countries including the Philippines, Korea, Bangladesh and Kenya.

Mr. Akant joined FFTW in 1984 after six years with the World Bank, where he served initially as a project financial analyst in Europe and the Middle East area before joining the treasurer's staff as an investment officer in 1979. Over the next five years, as a member of the investment department, he was responsible for investment and trading of each of the major sectors of the bank's actively managed liquidity portfolio. He was a member of the investment strategy committee and shares responsibility for formulating and implementing the bank's trading and investment strategy. In 1982, Mr. Akant was promoted to senior investment officer and was the division's deputy in charge of the U.S. dollar portfolio.

Mr. Russell joined FFTW in 1992 from the short-term proprietary trading desk in the global markets area of J.P. Morgan. His primary responsibilities included proprietary positioning of U.S. and non-U.S. government obligations, corporate bonds and asset-backed securities. Prior to that, Mr. Russell managed J.P. Morgan's short-term interest rate risk group, coordinating a $10 billion book of assets and liabilities.

Mr. Williams joined FFTW in 1995 from Deutsche Morgan Grenfell, where he worked as an analyst in the fixed-income research department.

Mr. Hard joined FFTW's affiliate in London in 1989 from Mercury Asset Management, the investment management affiliate of S.G. Warburg & Co., LTD (now Warburg Dillon Read). His responsibilities there included

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                               Prospectus Page 49
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                     PaineWebber PACE Select Advisors Trust

the formulation of global bond and currency investment policies, and the management of interest rate and currency exposures of the firm's specialist non-dollar bond portfolios. He was previously first vice president and London branch manager of Julius Baer Investment Management, Inc.


PACE LARGE COMPANY VALUE EQUITY INVESTMENTS. Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and State Street Global Advisors ("SSgA") serve as investment advisers for PACE Large Company Value Equity Investments. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2000, ICAP had approximately $14.4 billion in assets under management. ICAP uses a team approach in the day-to-day management of its share of the fund's assets and has held its fund responsibilities since July 1, 2000.



Westwood is located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201, and has been in the investment management business since 1983. As of September 30, 2000, Westwood had approximately $3.2 billion in assets under management. Susan
M. Byrne, president of Westwood since 1983, is primarily responsible for the day-to-day management of Westwood's share of the fund's assets. Ms. Byrne has held her fund responsibilities since July 1, 2000.



SSgA is located at Two International Place, Boston, Massachusetts 02110, and is the investment management division of State Street Bank and Trust Company. As of September 30, 2000, SSgA had approximately $741 billion under management. SSgA uses a team approach in the day-to-day management of its share of the fund's assets. SSgA has held its fund responsibilities since October 10, 2000.



PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS. Alliance Capital Management L.P. ("Alliance Capital") and State Street Global Advisors ("SSgA") serve as investment advisers for PACE Large Company Growth Equity Investments. Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105. It is a leading international investment manager supervising client accounts with assets as of September 30, 2000 of approximately $388 billion.



Jane Mack Gould is primarily responsible for the day-to-day management of the fund's assets allocated to Alliance Capital and has held her fund responsibilities since November 1997. Ms. Gould is a senior vice president and portfolio manager and has been with Alliance Capital since 1971.


SSgA is located at Two International Place, Boston, Massachusetts 02110, and is the investment management division of State Street Bank and Trust Company. As of September 30, 2000, SSgA had approximately $741 billion under management. SSgA uses a team approach in the day-to-day management of its share of the fund's assets. SSgA has held its fund responsibilities since October 10, 2000.



PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS. Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM") serve as investment advisers for PACE Small/Medium Company Value Equity Investments. Ariel is located at 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601. It is an investment manager with approximately $4.6 billion in assets under management as of September 30, 2000. Eric T. McKissack is primarily responsible for the day-to-day management of the fund's assets allocated to Ariel and held his fund responsibilities since October 1999. He has been with Ariel since 1986 and is currently its vice chair and co-chief investment officer.



ICM is located at 601 W. Main Avenue, Suite 600, Spokane, WA 99201. Although ICM has been in the investment advisory business since 1981, it has not previously advised mutual funds. As of September 30, 2000, it had approximately
$1.86 billion in assets under management. ICM uses a team approach in the day-to-day management of its share of the fund's assets and has held its fund responsibilities since October 10, 2000. ICM's team is led by Kevin A. Jones, CFA, and James M. Simmons, CFA. Five experienced analysts round out the research team led by Messrs Simmons and Jones.



Mr. Simmons is the founder and chief investment officer of ICM. Mr. Jones is a senior portfolio manager with ICM and has managed small- and mid-cap portfolios since 1997. Prior to his appointment as senior portfolio manager in October 1998, Mr. Jones covered numerous industries as a research analyst. Before joining ICM, Mr. Jones spent time as a portfolio analyst for another Northwest investment adviser and as a financial consultant for two major brokerage firms. He has over 12 years experience in the securities industry.



PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS. Delaware Management Company serves as investment adviser for this fund. Delaware Management is located at One Commerce Square, Philadelphia, PA 19103. Delaware Management Company and its predecessors


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                     PaineWebber PACE Select Advisors Trust


have been managing funds for affiliated organizations in the financial services industry, including insurance and investment management, since 1938. As of September 30, 2000, Delaware Management Company and its affiliates had over
$80 billion in assets under management.


Gerald S. Frey is primarily responsible for the fund's day-to-day portfolio management and has held his fund responsibilities since December 1996. Mr. Frey is a vice president of Delaware Management Company. Prior to joining the group of companies of which Delaware Management Company is a part in 1996, Mr. Frey was a senior director with Morgan Grenfell Capital Management, Incorporated in New York. He has 18 years of experience in the money management business.


In making investment decisions for the fund, Mr. Frey regularly consults with other members of the Delaware Management team: John A. Heffern, Marshall T. Bassett, Jeffrey Hynoski, Steven Lampe, Lori F. Wachs and Frank Houghton.
Mr. Heffern joined Delaware Management Company in 1997 and serves as a vice president. Previously, he was a senior vice president, equity research at NatWest Securities Corporation's Specialty Financial Services unit. Prior to that, he was a principal and senior regional bank analyst at Alex. Brown & Sons. Mr. Bassett joined Delaware Management Company in 1997 and serves as a vice president. Previously, he was employed by Morgan Stanley Asset Management's Emerging Growth Group, most recently as a vice president, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. Mr. Hynoski joined Delaware Management Company in 1998 and serves as a vice president. Previously, he held the position of vice president with Bessemer Trust since 1993. Prior to that, he served as an analyst for Lord Abbett and Cowen Asset Management. Prior to that, he held a manager position with Price Waterhouse servicing the financial services industry. Ms. Wachs joined Delaware Management Company in 1992 and serves as an assistant vice president. Previously, she was an equity analyst at Goldman Sachs & Company for two years. Mr. Houghton joined Delaware Management Company in 2000 and serves as a senior vice president and portfolio manager. Previously, he was a vice president and a portfolio manager with Lynch & Mayer, a Delaware affiliate, since 1990.



PACE INTERNATIONAL EQUITY INVESTMENTS. Martin Currie Inc. serves as investment adviser for this fund. Martin Currie Inc. is located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EHI 2ES. Martin Currie Inc. and its affiliates are part of one of Scotland's leading independent investment management companies which, since its founding in 1881, has developed an expertise in equity investments. As of September 30, 2000, Martin Currie Inc. and its affiliates had over $10.7 billion in assets under management.


Martin Currie Inc. uses a team approach in the management of the fund's portfolio. The team is led by James Fairweather, who has served as chief investment officer of Martin Currie Inc. since 1997. Mr. Fairweather joined Martin Currie Inc. in 1984 and has served in various investment management capacities since then. He has held his fund responsibilities since its inception in August 1995.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS. Schroder Investment Management North America Inc. serves as investment adviser for this fund. SIMNA is located at 787 Seventh Avenue, New York, New York 10019. SIMNA and its affiliates have developed an expertise in emerging markets investments. As of June 30, 2000, SIMNA had approximately $46 billion in assets under management. As of the same date, SIMNA's ultimate parent, Schroders plc, and its affiliates collectively had approximately $217 billion in assets under management.


All investment decisions for the Fund are made by SIMNA's emerging markets investment committee. The investment committee consists of investment professionals with specific geographic or regional expertise, as well as members responsible for economic analysis and strategy and global stock and sector selection.


--------------------------------------------------------------------------------
                               Prospectus Page 51

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

DIVIDENDS

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS AND PACE GLOBAL FIXED INCOME INVESTMENTS normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS, PACE SMALL/ MEDIUM COMPANY VALUE EQUITY INVESTMENTS, PACE SMALL/ MEDIUM COMPANY GROWTH EQUITY INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS AND PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber if you prefer to receive dividends in cash.

TAXES

PACE MUNICIPAL FIXED INCOME INVESTMENTS seeks to pay dividends that are exempt from federal income tax. However, a portion of its dividends may be subject to state income taxes and its distributions of gain may be subject to both federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. Any distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the fund held the assets that generated the gains for more than 12 months. Your fund will tell you annually how you should treat its dividends for tax purposes.

See the SAI for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

--------------------------------------------------------------------------------
                               Prospectus Page 52

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The following financial highlights tables are intended to help you understand each fund's financial performance for the periods shown. The tables show information for the funds' Class P shares because they were the only class of shares outstanding for the periods shown. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends.


This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.


                                                                                             PACE
                                                                        GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                                                                ---------------------------------------------------------------
                                                                            FOR THE YEARS ENDED
                                                                                  JULY 31,                      FOR THE PERIOD
                                                                --------------------------------------------         ENDED
                                                                  2000        1999        1998        1997      JULY 31, 1996+
                                                                --------    --------    --------    --------    ---------------
Net asset value, beginning of period........................    $  12.10    $  12.59    $  12.61    $  12.07        $ 12.00
                                                                --------    --------    --------    --------        -------
Net investment income.......................................        0.73        0.68        0.72        0.64           0.49
Net realized and unrealized gains (losses) from investments
in options and futures......................................        0.01       (0.43)       0.18        0.58           0.03
                                                                --------    --------    --------    --------        -------
Net increase from investment operations.....................        0.74        0.25        0.90        1.22           0.52
                                                                --------    --------    --------    --------        -------
Dividends from net investment income........................       (0.75)      (0.71)      (0.72)      (0.63)         (0.44)
Distributions from net realized gains from investments......          --       (0.03)      (0.20)      (0.05)         (0.01)
                                                                --------    --------    --------    --------        -------
Total dividends and distributions...........................       (0.75)      (0.74)      (0.92)      (0.68)         (0.45)
                                                                --------    --------    --------    --------        -------
Net asset value, end of period..............................    $  12.09    $  12.10    $  12.59    $  12.61        $ 12.07
                                                                ========    ========    ========    ========        =======
Total investment return (1).................................        6.36%       2.02%       7.39%      10.42%          4.35%
                                                                ========    ========    ========    ========        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $198,918    $191,719    $162,119    $101,606        $58,752
Expenses to average net assets, net of fee waivers and
expense reimbursements......................................        0.87%++     0.87%++     0.85%       1.57%++        0.85%*
Expenses to average net assets, before fee waivers and
expense reimbursements......................................        0.91%++     0.93%++     0.95%       1.70%++        1.15%*
Net investment income to average net assets, net of fee
waivers and expense reimbursements..........................        6.12%++     5.49%++     5.90%       5.44%++        5.09%*
Net investment income to average net assets, before fee
waivers and expense reimbursements..........................        6.08%++     5.43%++     5.80%       5.31%++        4.79%*
Portfolio turnover..........................................         585%        418%        353%        712%           978%


-----------


                    +    For the period August 24, 1995 (commencement of operations)
                         through July 31, 1996.
                    *    Annualized.
                   ++    Includes 0.02%, 0.01% and 0.72% of interest expense related to reverse repurchase agreements during the years ended
                         July 31, 2000, July 31, 1999 and July 31, 1997,
                         respectively.
                  (1)    Total investment return is calculated assuming a $10,000
                         investment on the first day of each period reported,
                         reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                         include any applicable sales charges or program fees;
                         results would be lower if they were included. Total
                         investment return for period of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 53

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                                                                            PACE
                                                                            INTERMEDIATE FIXED INCOME INVESTMENTS
                                                                -------------------------------------------------------------
                                                                           FOR THE YEARS ENDED
                                                                                 JULY 31,                     FOR THE PERIOD
                                                                ------------------------------------------         ENDED
                                                                  2000        1999       1998       1997      JULY 31, 1996+
                                                                --------    --------    -------    -------    ---------------
Net asset value, beginning of period........................    $  11.98    $  12.35    $ 12.23    $ 11.95        $ 12.00
                                                                --------    --------    -------    -------        -------
Net investment income.......................................        0.70        0.63       0.67       0.66           0.53
Net realized and unrealized gains (losses) from investments
  and foreign currency......................................       (0.16)      (0.28)      0.09       0.28          (0.09)
                                                                --------    --------    -------    -------        -------
Net increase from investment operations.....................        0.54        0.35       0.76       0.94           0.44
                                                                --------    --------    -------    -------        -------
Dividends from net investment income........................       (0.70)      (0.64)     (0.64)     (0.66)         (0.48)
Distributions from net realized gains from investments......        0.00++     (0.08)        --         --          (0.01)
                                                                --------    --------    -------    -------        -------
Total dividends and distributions...........................       (0.70)      (0.72)     (0.64)     (0.66)         (0.49)
                                                                --------    --------    -------    -------        -------
Net asset value, end of period..............................    $  11.82    $  11.98    $ 12.35    $ 12.23        $ 11.95
                                                                ========    ========    =======    =======        =======
Total investment return (1).................................        4.74%       2.81%      6.41%      8.14%          3.59%
                                                                ========    ========    =======    =======        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $134,102    $139,043    $99,690    $66,751        $41,273
Expenses to average net assets, net of fee waivers and
  expense reimbursements....................................        0.78%       0.80%      0.84%      0.85%          0.85%*
Expenses to average net assets, before fee waivers and
  expense reimbursements....................................        0.79%       0.80%      0.84%      0.99%          1.23%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements........................        5.95%       5.26%      5.60%      5.70%          5.56%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements........................        5.94%       5.26%      5.60%      5.56%          5.18%*
Portfolio turnover..........................................          88%         89%       111%        67%            36%


------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
++                      The Portfolio made a distribution of less than $0.005 during the period.
*                       Annualized.
(1)                     Total investment return is calculated assuming a $10,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include any applicable sales charges or program fees;
                        results would be lower if they were included. Total
                        investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 54

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                                                                             PACE
                                                                              STRATEGIC FIXED INCOME INVESTMENTS
                                                                --------------------------------------------------------------
                                                                            FOR THE YEARS ENDED
                                                                                 JULY 31,                      FOR THE PERIOD
                                                                -------------------------------------------         ENDED
                                                                  2000        1999        1998       1997      JULY 31, 1996+
                                                                --------    --------    --------    -------    ---------------
Net asset value, beginning of period........................    $  12.33    $  13.32    $  13.04    $ 12.44        $ 12.00
                                                                --------    --------    --------    -------        -------
Net investment income.......................................        0.73        0.69        0.69       0.67           0.59
Net realized and unrealized gains (losses) from investments,
  futures, swaps, options and foreign currency..............       (0.13)      (0.64)       0.40       0.70           0.38
                                                                --------    --------    --------    -------        -------
Net increase from investment operations.....................        0.60        0.05        1.09       1.37           0.97
                                                                --------    --------    --------    -------        -------
Dividends from net investment income........................       (0.72)      (0.70)      (0.69)     (0.67)         (0.52)
Distributions from net realized gains from investments......          --       (0.34)      (0.12)     (0.10)         (0.01)
                                                                --------    --------    --------    -------        -------
Total dividends and distributions...........................       (0.72)      (1.04)      (0.81)     (0.77)         (0.53)
                                                                --------    --------    --------    -------        -------
Net asset value, end of period..............................    $  12.21    $  12.33    $  13.32    $ 13.04        $ 12.44
                                                                ========    ========    ========    =======        =======
Total investment return (1).................................        5.08%       0.21%       8.66%     11.35%          8.15%
                                                                ========    ========    ========    =======        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $234,748    $222,214    $126,880    $75,174        $42,550
Expenses to average net assets, net of fee waivers and
  expense reimbursements....................................        0.85%       0.88%++     0.85%      0.85%          0.85%*
Expenses to average net assets, before fee waivers and
  expense reimbursements....................................        0.89%       0.92%++     0.94%      1.10%          1.40%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements........................        6.04%       5.51%++     5.49%      5.69%          5.85%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements........................        6.00%       5.47%++     5.40%      5.44%          5.30%*
Portfolio turnover..........................................         391%        202%        234%       357%           166%


------------------------


+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
++                      Includes 0.03% of interest expense related to reverse
                        repurchase agreements for the year ended July 31, 1999.
*                       Annualized.
(1)                     Total investment return is calculated assuming a $10,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include any applicable sales charges or program fees;
                        results would be lower if they were included. Total
                        investment return for period of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 55

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                           PACE
                                                                            MUNICIPAL FIXED INCOME INVESTMENTS
                                                                -----------------------------------------------------------
                                                                          FOR THE YEARS ENDED
                                                                                JULY 31,                    FOR THE PERIOD
                                                                ----------------------------------------         ENDED
                                                                 2000#      1999       1998       1997      JULY 31, 1996+
                                                                -------    -------    -------    -------    ---------------
Net asset value, beginning of period........................    $ 12.44    $ 12.70    $ 12.67    $ 12.32        $ 12.00
                                                                -------    -------    -------    -------        -------
Net investment income.......................................       0.57       0.56       0.58       0.61           0.49
Net realized and unrealized gains (losses) from
  investments...............................................      (0.29)     (0.26)      0.02       0.38           0.27
                                                                -------    -------    -------    -------        -------
Net increase from investment operations.....................       0.28       0.30       0.60       0.99           0.76
                                                                -------    -------    -------    -------        -------
Dividends from net investment income........................      (0.57)     (0.56)     (0.57)     (0.61)         (0.43)
Distributions from net realized gains from investments......         --         --         --      (0.03)         (0.01)
                                                                -------    -------    -------    -------        -------
Total dividends and distributions...........................      (0.57)     (0.56)     (0.57)     (0.64)         (0.44)
                                                                -------    -------    -------    -------        -------
Net asset value, end of period..............................    $ 12.15    $ 12.44    $ 12.70    $ 12.67        $ 12.32
                                                                =======    =======    =======    =======        =======
Total investment return (1).................................       2.37%      2.34%      4.87%      8.30%          6.38%
                                                                =======    =======    =======    =======        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $53,594    $56,659    $51,638    $34,292        $17,765
Expenses to average net assets, net of fee waivers and
  expense reimbursements....................................       0.85%      0.85%      0.85%      0.85%          0.85%*
Expenses to average net assets, before fee waivers and
  expense reimbursements....................................       0.89%      0.89%      0.93%      1.40%          1.74%*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements....................       4.68%      4.42%      4.67%      5.08%          4.95%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements....................       4.64%      4.38%      4.59%      4.53%          4.07%*
Portfolio turnover..........................................         33%        11%        34%        15%            78%

------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
#                       Sub-investment advisory functions for this portfolio were
                        transferred from Deutsche Asset Management, Inc. to
                        Standish, Ayer and Wood, Inc. on June 1, 2000.
(1)                     Total investment return is calculated assuming a $10,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include any applicable sales charges or program fees;
                        results would be lower if they were included. Total
                        investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 56

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                                                                            PACE
                                                                               GLOBAL FIXED INCOME INVESTMENTS
                                                                -------------------------------------------------------------
                                                                           FOR THE YEARS ENDED
                                                                                 JULY 31,                     FOR THE PERIOD
                                                                ------------------------------------------         ENDED
                                                                  2000        1999       1998       1997      JULY 31, 1996+
                                                                --------    --------    -------    -------    ---------------
Net asset value, beginning of period........................    $  11.82    $  12.25    $ 12.17    $ 12.33        $ 12.00
                                                                --------    --------    -------    -------        -------
Net investment income.......................................        0.53        0.65       0.62       0.64           0.53
Net realized and unrealized gains (losses) from investments
  and foreign currency......................................       (1.10)       0.20      (0.03)     (0.21)          0.27
                                                                --------    --------    -------    -------        -------
Net increase (decrease) from investment operations..........       (0.57)       0.85       0.59       0.43           0.80
                                                                --------    --------    -------    -------        -------
Dividends from net investment income and foreign currency...       (0.42)      (0.81)     (0.40)     (0.51)         (0.46)
Distributions from net realized gains from investments......       (0.09)      (0.47)     (0.11)     (0.08)         (0.01)
Dividend from paid in capital...............................       (0.06)      --         --         --           --
                                                                --------    --------    -------    -------        -------
Total dividends and distributions...........................       (0.57)      (1.28)     (0.51)     (0.59)         (0.47)
                                                                --------    --------    -------    -------        -------
Net asset value, end of period..............................    $  10.68    $  11.82    $ 12.25    $ 12.17        $ 12.33
                                                                ========    ========    =======    =======        =======
Total investment return (1).................................       (4.97)%      6.49%      4.88%      3.54%          6.68%
                                                                ========    ========    =======    =======        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $100,831    $101,143    $88,838    $60,279        $38,296
Expenses to average net assets, net of fee waivers and
  expense reimbursements....................................        0.95%       0.95%      0.95%      0.95%          0.95%*
Expenses to average net assets, before fee waivers and
  expense reimbursements....................................        1.18%       1.17%      1.23%      1.29%          1.61%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements........................        4.50%       4.57%      5.10%      5.36%          5.24%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements........................        4.27%       4.35%      4.82%      5.02%          4.58%*
Portfolio turnover..........................................         170%        226%       125%       270%           197%


------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
(1)                     Total investment return is calculated assuming a $10,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include any applicable sales charges or program fees;
                        results would be lower if they were included. Total
                        investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 57

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                                                                             PACE
                                                                            LARGE COMPANY VALUE EQUITY INVESTMENTS
                                                                ---------------------------------------------------------------
                                                                            FOR THE YEARS ENDED
                                                                                  JULY 31,                      FOR THE PERIOD
                                                                --------------------------------------------         ENDED
                                                                 2000#        1999        1998        1997      JULY 31, 1996+
                                                                --------    --------    --------    --------    ---------------
Net asset value, beginning of period........................    $  21.14    $  20.27    $  20.03    $  14.07        $ 12.00
                                                                --------    --------    --------    --------        -------
Net investment income.......................................        0.15        0.13        0.14        0.11           0.12
Net realized and unrealized gains (losses) from investments
  and futures...............................................       (3.17)       2.34        1.63        6.61           2.02
                                                                --------    --------    --------    --------        -------
Net increase (decrease) from investment operations..........       (3.02)       2.47        1.77        6.72           2.14
                                                                --------    --------    --------    --------        -------
Dividends from net investment income........................       (0.14)      (0.14)      (0.14)      (0.11)         (0.05)
Distributions from net realized gains from investments......       (1.63)      (1.46)      (1.39)      (0.65)         (0.02)
                                                                --------    --------    --------    --------        -------
Total dividends and distributions...........................       (1.77)      (1.60)      (1.53)      (0.76)         (0.07)
                                                                --------    --------    --------    --------        -------
Net asset value, end of period..............................    $  16.35    $  21.14    $  20.27    $  20.03        $ 14.07
                                                                ========    ========    ========    ========        =======
Total investment return (1).................................      (14.74)%     12.82%       9.89%      49.13%         17.90%
                                                                ========    ========    ========    ========        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $335,294    $375,465    $266,354    $180,807        $80,897
Expenses to average net assets, net of fee waivers and
  expense reimbursements....................................        0.96%       0.96%       0.98%       1.00%          1.00%*
Expenses to average net assets, before fee waivers and
  expense reimbursements....................................        0.96%       0.96%       0.98%       1.06%          1.40%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements........................        0.85%       0.71%       0.82%       0.81%          1.22%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements........................        0.85%       0.71%       0.82%       0.75%          0.82%*
Portfolio turnover..........................................         195%         40%         34%         46%            38%


------------------------


+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
#                       Sub-investment advisory functions for this portfolio were
                        transferred from Brinson Partners, Inc. to Institutional
                        Capital Corp. and Westwood Management Corp. on July 1, 2000.
(1)                     Total investment return is calculated assuming a $10,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include any applicable sales charges or program fees;
                        results would be lower if they were included. Total
                        investment return for period of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 58

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                             PACE
                                                                            LARGE COMPANY GROWTH EQUITY INVESTMENTS
                                                                ---------------------------------------------------------------
                                                                            FOR THE YEARS ENDED
                                                                                  JULY 31,                      FOR THE PERIOD
                                                                --------------------------------------------         ENDED
                                                                  2000        1999       1998#        1997      JULY 31, 1996+
                                                                --------    --------    --------    --------    ---------------
Net asset value, beginning of period........................    $  25.88    $  22.99    $  19.28    $  13.27        $ 12.00
                                                                --------    --------    --------    --------        -------
Net investment income (loss)................................       (0.12)      (0.05)      (0.03)       0.03           0.03
Net realized and unrealized gains from investments..........        4.69        4.44        4.79        6.01           1.26
                                                                --------    --------    --------    --------        -------
Net increase from investment operations.....................        4.57        4.39        4.76        6.04           1.29
                                                                --------    --------    --------    --------        -------
Dividends from net investment income........................          --          --       (0.01)      (0.03)         (0.02)
Distributions from net realized gains from investments......       (0.75)      (1.50)      (1.04)         --             --
                                                                --------    --------    --------    --------        -------
Total dividends and distributions...........................       (0.75)      (1.50)      (1.05)      (0.03)         (0.02)
                                                                --------    --------    --------    --------        -------
Net asset value, end of period..............................    $  29.70    $  25.88    $  22.99    $  19.28        $ 13.27
                                                                ========    ========    ========    ========        =======
Total investment return (1).................................       17.76%      19.66%      26.40%      45.61%         10.76%
                                                                ========    ========    ========    ========        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $436,806    $379,988    $275,461    $160,334        $69,248
Expenses to average net assets, net of fee waivers and
  expense reimbursements....................................        0.94%       0.97%       1.00%       1.00%          1.00%*
Expenses to average net assets, before fee waivers and
  expense reimbursements....................................        0.94%       0.97%       1.02%       1.05%          1.33%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements....................       (0.42)%     (0.24)%     (0.14)%      0.22%          0.33%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements....................       (0.42)%     (0.24)%     (0.16)%      0.17%         (0.01)%*
Portfolio turnover..........................................          59%         43%        102%         73%            65%

------------------------


+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
#                       Sub-investment advisory functions for this portfolio were
                        transferred from Chancellor LGT Asset Management, Inc. to
                        Alliance Capital Management L.P. on November 10, 1997.
(1)                     Total investment return is calculated assuming a $10,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include any applicable sales charges or program fees;
                        results would be lower if they were included. Total
                        investment return for period of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 59

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                             PACE
                                                                         SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
                                                                ---------------------------------------------------------------
                                                                            FOR THE YEARS ENDED
                                                                                  JULY 31,                      FOR THE PERIOD
                                                                --------------------------------------------         ENDED
                                                                 2000#        1999        1998        1997      JULY 31, 1996+
                                                                --------    --------    --------    --------    ---------------
Net asset value, beginning of period........................    $  15.75    $  17.39    $  17.52    $  12.29        $ 12.00
                                                                --------    --------    --------    --------        -------
Net investment income.......................................        0.10        0.06        0.10        0.12           0.10
Net realized and unrealized gains (losses) from
  investments...............................................       (1.79)      (0.06)       1.14        5.55           0.23
                                                                --------    --------    --------    --------        -------
Net increase (decrease) from investment operations..........       (1.69)       0.00        1.24        5.67           0.33
                                                                --------    --------    --------    --------        -------
Dividends from net investment income........................       (0.06)      (0.09)      (0.13)      (0.10)         (0.04)
Distributions from net realized gains from investments......       (0.67)      (1.55)      (1.24)      (0.34)            --
                                                                --------    --------    --------    --------        -------
Total dividends and distributions...........................       (0.73)      (1.64)      (1.37)      (0.44)         (0.04)
                                                                --------    --------    --------    --------        -------
Net asset value, end of period..............................    $  13.33    $  15.75    $  17.39    $  17.52        $ 12.29
                                                                ========    ========    ========    ========        =======
Total investment return (1).................................      (10.59)%      1.16%       6.97%      46.99%          2.76%
                                                                ========    ========    ========    ========        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $213,749    $206,131    $183,558    $135,047        $63,894
Expenses to average net assets, net of fee waivers and
  expense reimbursements....................................        1.00%       1.00%       0.99%       1.00%          1.00%*
Expenses to average net assets, before fee waivers and
  expense reimbursements....................................        1.01%       1.01%       1.00%       1.12%          1.51%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements........................        0.77%       0.42%       0.61%       1.00%          1.07%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements........................        0.76%       0.41%       0.60%       0.88%          0.56%*
Portfolio turnover..........................................          83%         57%         42%         39%            30%

------------------------


+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
#                       As of October 4, 1999, Ariel Capital Management Inc.,
                        sub-advises a portion of the Portfolio. Brandywine Asset
                        Management, Inc. continued to sub-advise a portion of the
                        Portfolio.
(1)                     Total investment return is calculated assuming a $10,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include any applicable sales charges or program fees;
                        results would be lower if they were included. Total
                        investment return for period of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 60

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                                                                             PACE
                                                                        SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
                                                                ---------------------------------------------------------------
                                                                            FOR THE YEARS ENDED
                                                                                  JULY 31,                      FOR THE PERIOD
                                                                --------------------------------------------         ENDED
                                                                  2000        1999        1998       1997#      JULY 31, 1996+
                                                                --------    --------    --------    --------    ---------------
Net asset value, beginning of period........................    $  20.62    $  15.80    $  14.44    $  11.20        $ 12.00
                                                                --------    --------    --------    --------        -------
Net investment loss.........................................       (0.19)      (0.08)      (0.03)      (0.02)         (0.00)**
Net realized and unrealized gains (losses) from
  investments...............................................       12.58        5.28        2.03        3.26          (0.78)
                                                                --------    --------    --------    --------        -------
Net increase (decrease) from investment operations..........       12.39        5.20        2.00        3.24          (0.78)
                                                                --------    --------    --------    --------        -------
Dividends from net investment income........................          --          --          --          --          (0.02)
Distributions from net realized gains from investments......       (2.74)      (0.38)      (0.64)         --             --
                                                                --------    --------    --------    --------        -------
Total dividends and distributions...........................       (2.74)      (0.38)      (0.64)         --          (0.02)
                                                                --------    --------    --------    --------        -------
Net asset value, end of period..............................    $  30.27    $  20.62    $  15.80    $  14.44        $ 11.20
                                                                ========    ========    ========    ========        =======
Total investment return (1).................................       62.30%      33.62%      14.44%      28.93%         (6.55)%
                                                                ========    ========    ========    ========        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $319,571    $265,405    $198,855    $125,609        $63,364
Expenses to average net assets, net of fee waivers and
  expense reimbursements....................................        0.95%       1.00%       1.00%       1.00%          1.00%*
Expenses to average net assets, before fee waivers and
  expense reimbursements....................................        0.96%       1.01%       1.03%       1.08%          1.27%*
Net investment loss to average net assets, net of fee
  waivers and expense reimbursements........................       (0.64)%     (0.48)%     (0.20)%     (0.21)%        (0.14)%*
Net investment loss to average net assets, before fee
  waivers and expense reimbursements........................       (0.65)%     (0.49)%     (0.23)%     (0.29)%        (0.41)%*
Portfolio turnover..........................................          81%        102%        131%        247%           115%


------------------------


+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
**                      Amount is less than ($0.005) per share.
#                       Sub-investment advisory functions for this portfolio were
                        transferred from Westfield Capital Management Company, Inc.
                        to Delaware Management Company, Inc. on December 17, 1996.
(1)                     Total investment return is calculated assuming a $10,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include any applicable sales charges or program fees;
                        results would be lower if they were included. Total
                        investment return for period of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 61

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                                                                             PACE
                                                                               INTERNATIONAL EQUITY INVESTMENTS
                                                                ---------------------------------------------------------------
                                                                            FOR THE YEARS ENDED
                                                                                  JULY 31,                      FOR THE PERIOD
                                                                --------------------------------------------         ENDED
                                                                  2000        1999        1998        1997      JULY 31, 1996+
                                                                --------    --------    --------    --------    ---------------
Net asset value, beginning of period........................    $  17.18    $  16.54    $  15.66    $  12.79        $ 12.00
                                                                --------    --------    --------    --------        -------
Net investment income.......................................        0.07        0.07        0.16        0.10           0.12
Net realized and unrealized gains from investments and
  foreign currency..........................................        2.51        1.10        1.20        2.97           0.73
                                                                --------    --------    --------    --------        -------
Net increase from investment operations.....................        2.58        1.17        1.36        3.07           0.85
                                                                --------    --------    --------    --------        -------
Dividends from net investment income........................       (0.12)      (0.19)      (0.16)      (0.13)         (0.06)
Distributions from net realized gains from investments......       (1.02)      (0.34)      (0.32)      (0.07)            --
                                                                --------    --------    --------    --------        -------
Total dividends and distributions...........................       (1.14)      (0.53)      (0.48)      (0.20)         (0.06)
                                                                --------    --------    --------    --------        -------
Capital contribution from Sub-Adviser.......................        0.05          --          --          --             --
                                                                --------    --------    --------    --------        -------
Net asset value, end of period..............................    $  18.67    $  17.18    $  16.54    $  15.66        $ 12.79
                                                                ========    ========    ========    ========        =======
Total investment return (1).................................       14.91%       7.33%       9.27%      24.30%          7.08%
                                                                ========    ========    ========    ========        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $246,452    $214,017    $164,477    $102,979        $45,331
Expenses to average net assets, net of fee waivers and
  expense reimbursements....................................        1.16%       1.22%       1.21%       1.35%          1.50%*
Expenses to average net assets, before fee waivers and
  expense reimbursements....................................        1.16%       1.22%       1.21%       1.35%          1.81%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements........................        0.37%       0.53%       1.14%       0.95%          1.35%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements........................        0.37%       0.53%       1.14%       0.95%          1.04%*
Portfolio turnover..........................................          72%         89%         56%         55%            25%


------------------------


+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
(1)                     Total investment return is calculated assuming a $10,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include any applicable sales charges or program fees;
                        results would be lower if they were included. Total
                        investment return for period of less than one year has not been annualized. If not for the sub-adviser's capital
                        contribution of approximately $0.05 per share, the total
                        return for the year ended July 31, 2000 would have been
                        14.6%.


--------------------------------------------------------------------------------
                               Prospectus Page 62

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                                                                           PACE
                                                                     INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
                                                                -----------------------------------------------------------
                                                                          FOR THE YEARS ENDED
                                                                                JULY 31,                    FOR THE PERIOD
                                                                ----------------------------------------         ENDED
                                                                 2000       1999       1998       1997      JULY 31, 1996+
                                                                -------    -------    -------    -------    ---------------
Net asset value, beginning of period........................    $ 12.05    $ 10.41    $ 15.60    $ 12.49        $ 12.00
                                                                -------    -------    -------    -------        -------
Net investment income (loss)................................      (0.01)      0.09       0.09       0.06           0.07
Net realized and unrealized gains (losses) from investments
  and foreign currency......................................       0.02       1.62      (5.23)      3.09           0.44
                                                                -------    -------    -------    -------        -------
Net increase (decrease) from investment operations..........       0.01       1.71      (5.14)      3.15           0.51
                                                                -------    -------    -------    -------        -------
Dividends from net investment income........................      (0.10)     (0.07)     (0.05)     (0.04)         (0.02)
                                                                -------    -------    -------    -------        -------
Net asset value, end of period..............................    $ 11.96    $ 12.05    $ 10.41    $ 15.60        $ 12.49
                                                                =======    =======    =======    =======        =======
Total investment return (1).................................      (0.02)%    16.66%    (32.99)%    25.31%          4.23%
                                                                =======    =======    =======    =======        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $82,179    $88,497    $63,237    $54,759        $25,481
Expenses to average net assets, net of fee waivers and
  expense reimbursements....................................       1.50%      1.50%      1.50%      1.50%          1.50%*
Expenses to average net assets, before fee waivers and
  expense reimbursements....................................       1.75%      1.79%      1.79%      2.09%          2.35%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements....................      (0.08)%     1.05%      0.98%      0.63%          0.94%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements....................      (0.33)%     0.76%      0.69%      0.04%          0.08%*
Portfolio turnover..........................................        115%        66%        51%        39%            22%


------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
(1)                     Total investment return is calculated assuming a $10,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include any applicable sales charges or program fees;
                        results would be lower if they were included. Total
                        investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 63

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust


                                   APPENDIX A



              PERFORMANCE INFORMATION FOR NEW INVESTMENT ADVISERS



Certain PACE funds have recently undergone a change in investment advisers. To assist prospective and existing shareholders in making an informed investment decision, this Appendix provides performance information about the only comparable mutual fund or a composite of all private accounts managed by these new investment advisers in a substantially similar manner to the way in which the investment adviser manages the respective PACE Fund's assets ("Related Performance Information").



Where an investment adviser has been managing a registered investment company (mutual fund) with substantially similar investment objectives, policies and strategies ("Comparable Fund") to those of a PACE fund, the Comparable Fund's average total return is presented in accordance with SEC performance rules (shown both before and after deducting any applicable fund sales charges). Where an investment adviser manages private advisory accounts in a manner that is substantially similar to the way in which it manages a PACE fund's assets, this appendix presents the composite performance of all those private accounts ("Private Account Composite Performance"), calculated in accordance with the recommended standards of the Association of Investment Management and Research ("AIMR") (shown both before and after deducting the maximum annual PACE Program fee). The Private Account Composite Performance was obtained from the records maintained by the respective investment adviser and adjusted by Mitchell Hutchins to reflect the fees and expenses of the corresponding PACE fund. AIMR is a non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers. The performance of the corresponding PACE fund is shown for Class P shares both before and after deducting the maximum annual PACE Program fee. In addition, the performance of an appropriate unmanaged benchmark index, not adjusted for any fees or expenses, is provided as well.


Finally, please note that:


- Related Performance Information is not the PACE fund's own performance and is not necessarily an indication of the corresponding PACE fund's future performance. This is particularly true for Private Account Composite Performance because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the private accounts.



- As more fully described below, certain investment advisers for which we have included Related Performance Information manage only a portion of a PACE fund's assets. THUS, THE FUTURE PERFORMANCE OF EACH INVESTMENT ADVISER WILL IMPACT THE PERFORMANCE OF THE RESPECTIVE PACE FUND ONLY FOR THAT PORTION OF THE ASSETS IT MANAGES. The percentage of a PACE fund's assets that is allocated to a particular investment adviser can be changed by Mitchell Hutchins at any time.



- Any investment adviser may be replaced at any time by Mitchell Hutchins, subject to approval by the PACE fund's board of trustees. No shareholder vote is required. THIS MANAGEMENT STRUCTURE MAY RESULT IN MORE FREQUENT TURNOVER OF INVESTMENT ADVISERS THAN OTHER FUNDS THAT TYPICALLY MUST SEEK SHAREHOLDER APPROVAL BEFORE MAKING SUCH A CHANGE.


--------------------------------------------------------------------------------
                              Prospectus Page A-1

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

1. PACE INTERMEDIATE FIXED INCOME INVESTMENTS


Private Account Composite Performance for Metropolitan West Asset Management LLC ("MWAM"), a new investment adviser to the fund, is provided below. Prior to October 10, 2000, all of the fund's assets were managed by a different investment adviser.



                                                                        PACE INTERMEDIATE    PACE INTERMEDIATE
                                                                           FIXED INCOME         FIXED INCOME
                                                           MWAM            INVESTMENTS          INVESTMENTS
                                        MWAM          COMPOSITE AS OF   CLASS P SHARES AS    CLASS P SHARES AS    LEHMAN BROTHERS
                                   COMPOSITE AS OF        9/30/00        OF 9/30/00 (WITH        OF 9/30/00        INTERMEDIATE
                                    9/30/00 (WITH      (WITHOUT PACE       PACE PROGRAM        (WITHOUT PACE        GOVERNMENT
                                  PACE PROGRAM FEE)    PROGRAM FEE)            FEE)             PROGRAM FEE)       CREDIT INDEX
                                  -----------------   ---------------   ------------------   ------------------   ---------------
YTD (1/1/00 - 9/30/00)..........        4.81%              5.99%              5.00%                6.18%               6.19%
1 Year..........................        4.59%              6.16%              4.51%                6.09%               6.25%
3 Years.........................        4.59%              6.17%              3.58%                5.15%               5.69%
5 Years.........................         N/A                N/A               3.65%                5.21%               6.08%
Since inception (8/24/95) of
 Class P shares PACE fund.......         N/A                N/A               3.89%                5.46%               6.12%


2. PACE MUNICIPAL FIXED INCOME INVESTMENTS


Private Account Composite Performance and performance for the only comparable mutual fund advised by Standish, Ayer & Wood, Inc., a new investment adviser to the fund, is provided below. Prior to June 1, 2000, all of the fund's assets were managed by a different investment adviser.


                                                                                                                         PACE
                                                                                                       PACE            MUNICIPAL
                                                                    STANDISH        STANDISH         MUNICIPAL       FIXED INCOME
                            STANDISH, AYER &   STANDISH, AYER &   INTERMEDIATE    INTERMEDIATE     FIXED INCOME       INVESTMENTS
                               WOOD, INC.         WOOD, INC.       TAX EXEMPT      TAX EXEMPT       INVESTMENTS     CLASS P SHARES
                            COMPOSITE AS OF    COMPOSITE AS OF    BOND FUND AS    BOND FUND AS    CLASS P SHARES     AS OF 9/30/00
                             9/30/00 (WITH     9/30/00 (WITHOUT    OF 9/30/00      OF 9/30/00      AS OF 9/30/00       (WITHOUT
                              PACE PROGRAM       PACE PROGRAM     (WITH SALES    (WITHOUT SALES     (WITH PACE           PACE
                                  FEE)               FEE)           CHARGES)        CHARGES)       PROGRAM FEE)      PROGRAM FEE)
                            ----------------   ----------------   ------------   --------------   ---------------   ---------------
YTD (1/1/00 - 9/30/00)....       3.85%              5.01%             N/A             5.12%            4.02%             5.20%
1 Year....................       3.27%              4.81%             N/A             4.93%            2.84%             4.39%
3 Years...................       2.23%              3.76%             N/A             3.90%            1.94%             3.48%
5 Years...................       3.15%              4.70%             N/A             5.03%            3.29%             4.85%
Since inception (8/24/95)
 of Class P shares PACE
 fund.....................        N/A                N/A              N/A             5.06%            3.37%             4.93%


                              LEHMAN
                            MUNICIPAL
                            FIVE YEAR
                            BOND INDEX
                            ----------
YTD (1/1/00 - 9/30/00)....    4.80%
1 Year....................    4.81%
3 Years...................    4.36%
5 Years...................    4.82%
Since inception (8/24/95)
 of Class P shares PACE
 fund.....................    4.79%


3. PACE GLOBAL FIXED INCOME INVESTMENTS


Performance for the only comparable mutual fund managed by Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW"), a new investment adviser to the fund, is provided below. Prior to October 10, 2000, all of PACE Global Fixed Income Investments' assets were managed by Rogge Global Partners plc ("Rogge Global Partners"). As of October 10, 2000, Rogge Global Partners manages approximately 50% of the fund's assets and FFTW manages approximately 50% of the fund's assets. Mitchell Hutchins may change these allocations at any time.



                                                                                           PACE GLOBAL
                                                                           PACE GLOBAL    FIXED INCOME
                                                                           FIXED INCOME    INVESTMENTS
                                              FFTW             FFTW        INVESTMENTS       CLASS P
                                            WORLDWIDE       WORLDWIDE        CLASS P         SHARES         LEHMAN
                                            PORTFOLIO      PORTFOLIO AS    SHARES AS OF   AS OF 9/30/00     GLOBAL     SSB WORLD
                                          AS OF 9/30/00     OF 9/30/00       9/30/00        (WITHOUT      AGGREGATE    GOVT BOND
                                           (WITH SALES    (WITHOUT SALES    (WITH PACE        PACE        BOND INDEX     INDEX
                                            CHARGES)         CHARGES)      PROGRAM FEE)   PROGRAM FEE)    (UNHEDGED)   (UNHEDGED)
                                          -------------   --------------   ------------   -------------   ----------   ----------
YTD (1/1/00 - 9/30/00)..................       N/A            (1.16)%        (6.49)%         (5.43)%       (0.60)%      (2.60)%
1 Year..................................       N/A            (2.30)%        (8.68)%         (7.29)%       (2.17)%      (3.90)%
3 Years.................................       N/A             3.04 %        (0.79)%          0.71 %        2.84 %       2.52 %
5 Years.................................       N/A             4.28 %         0.88 %          2.41 %        3.93 %       2.83 %
Since inception (8/24/95) of Class P
 shares PACE fund.......................       N/A             4.62 %         1.30 %          2.83 %        4.24 %       3.23 %


--------------------------------------------------------------------------------
                              Prospectus Page A-2

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

4. PACE LARGE COMPANY VALUE EQUITY INVESTMENTS


Performance information for Institutional Capital Corp. ("ICAP"), Westwood Management Corporation ("Westwood"), and State Street Global Advisors ("SSgA"), the investment advisers to the fund, is set forth below.



Prior to July 1, 2000, all of the fund's assets were managed by a different investment adviser. As of July 1, 2000, ICAP and Westwood each managed approximately 50% of the fund's assets. As of October 10, 2000, ICAP and Westwood each manages approximately 25% of the fund's assets and SSgA manages approximately 50% of the fund's assets. Mitchell Hutchins may change these allocations at any time.



                                                                                       PACE LARGE        PACE LARGE
                                                                                      COMPANY VALUE     COMPANY VALUE
                                                                                         EQUITY            EQUITY
                                                                                       INVESTMENTS       INVESTMENTS
                                              SSGA COMPOSITE        SSGA COMPOSITE   CLASS P SHARES    CLASS P SHARES    RUSSELL
                                              AS OF 9/30/00         AS OF 9/30/00     AS OF 9/30/00     AS OF 9/30/00      1000
                                                (WITH PACE          (WITHOUT PACE      (WITH PACE       (WITHOUT PACE     VALUE
                                               PROGRAM FEE)          PROGRAM FEE)     PROGRAM FEE)      PROGRAM FEE)      INDEX
                                         ------------------------   --------------   ---------------   ---------------   --------
YTD (1/1/00 - 9/30/00).................                     3.91%        5.08%           (2.48)%           (1.38)%         3.30%
1 Year.................................                     8.69%       10.32%           (1.45)%            0.04 %         8.91%
3 Years................................                     7.75%        9.37%            1.86 %            3.40 %        10.23%
5 Years................................                    17.78%       19.57%           11.62 %           13.31 %        17.59%
Since inception (8/24/95) of Class P
 shares PACE fund......................                    18.25%       20.01%           12.27 %           13.97 %        18.10%


                                                                                                      PACE LARGE
                                                                                                    COMPANY VALUE
                                                   ICAP                                                 EQUITY
                                   ICAP        COMPOSITE AS                       ICAP EQUITY        INVESTMENTS
                               COMPOSITE AS     OF 9/30/00       ICAP EQUITY      PORTFOLIO AS    CLASS P SHARES AS
                                OF 9/30/00       (WITHOUT      PORTFOLIO AS OF     OF 9/30/00      OF 9/30/00 (WITH
                                (WITH PACE         PACE         9/30/00 (WITH    (WITHOUT SALES      PACE PROGRAM
                               PROGRAM FEE)    PROGRAM FEE)    SALES CHARGES)       CHARGES)             FEE)
                               -------------   -------------   ---------------   --------------   ------------------
YTD (1/1/00 - 9/30/00).......     (0.73)%          0.39%              N/A             2.01%             (2.48)%
1 Year.......................      8.62 %         10.23%              N/A            12.34%             (1.45)%
3 Years......................      6.28 %          7.87%              N/A             8.88%              1.86 %
5 Years......................     14.96 %         16.65%              N/A            17.29%             11.62 %
Since inception (8/24/95) of
 Class P shares PACE fund....       N/A             N/A               N/A            17.98%             12.27 %

                                 PACE LARGE
                                COMPANY VALUE
                                   EQUITY
                                 INVESTMENTS
                               CLASS P SHARES            RUSSELL
                                AS OF 9/30/00              1000
                                (WITHOUT PACE             VALUE
                                PROGRAM FEE)              INDEX
                               ---------------   ------------------------
YTD (1/1/00 - 9/30/00).......      (1.38)%                          3.30%
1 Year.......................       0.04 %                          8.91%
3 Years......................       3.40 %                         10.23%
5 Years......................      13.31 %                         17.59%
Since inception (8/24/95) of
 Class P shares PACE fund....      13.97 %                         18.10%


                                                                                                     PACE LARGE
                                                                                    GABELLI            COMPANY
                                                                                    WESTWOOD        VALUE EQUITY
                              WESTWOOD         WESTWOOD      GABELLI WESTWOOD     EQUITY FUND        INVESTMENTS
                          COMPOSITE AS OF    COMPOSITE AS      EQUITY FUND      (A SHARES) AS OF   CLASS P SHARES
                           9/30/00 (WITH      OF 9/30/00     (A SHARES) AS OF       9/30/00         AS OF 9/30/00
                            PACE PROGRAM     (WITHOUT PACE    9/30/00 (WITH      (WITHOUT SALES      (WITH PACE
                                FEE)         PROGRAM FEE)     SALES CHARGES)        CHARGES)        PROGRAM FEE)
                          ----------------   -------------   ----------------   ----------------   ---------------
YTD (1/1/00 -
 9/30/00)...............        7.22%            8.40%             3.76%              8.08%             (2.48)%
1 Year..................       15.28%           16.96%            14.21%             18.98%             (1.45)%
3 Years.................       12.25%           13.91%            10.28%             11.79%              1.86 %
5 Years.................       20.21%           21.95%            18.74%             19.71%             11.62 %
Since inception
 (8/24/95) of Class P
 shares PACE fund.......         N/A              N/A             19.02%             19.98%             12.27 %

                            PACE LARGE
                           COMPANY VALUE
                              EQUITY
                            INVESTMENTS
                          CLASS P SHARES    RUSSELL
                           AS OF 9/30/00      1000
                           (WITHOUT PACE     VALUE
                           PROGRAM FEE)      INDEX
                          ---------------   --------
YTD (1/1/00 -
 9/30/00)...............      (1.38)%         3.30%
1 Year..................       0.04 %         8.91%
3 Years.................       3.40 %        10.23%
5 Years.................      13.31 %        17.59%
Since inception
 (8/24/95) of Class P
 shares PACE fund.......      13.97 %        18.10%


--------------------------------------------------------------------------------
                              Prospectus Page A-3

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

5. PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS


Private Account Composite performance for State Street Global Advisors ("SSgA"), an investment adviser of the fund, is set forth below.



Prior to October 10, 2000, all of the fund's assets were managed by Alliance Capital Management L.P. ("Alliance Capital"). As of October 10, 2000, Alliance Capital manages approximately 60% of the fund's assets and SSgA manages approximately 40% of the fund's assets. Mitchell Hutchins may change these allocations at any time.



                                                                                     PACE LARGE          PACE LARGE
                                                                                   COMPANY GROWTH      COMPANY GROWTH
                                                                                       EQUITY              EQUITY
                                                                                    INVESTMENTS         INVESTMENTS
                                               SSGA COMPOSITE   SSGA COMPOSITE   CLASS P SHARES AS     CLASS P SHARES    RUSSELL
                                               AS OF 9/30/00    AS OF 9/30/00     OF 9/30/00 (WITH     AS OF 9/30/00       1000
                                                 (WITH PACE     (WITHOUT PACE       PACE PROGRAM       (WITHOUT PACE      GROWTH
                                                PROGRAM FEE)     PROGRAM FEE)           FEE)            PROGRAM FEE)      INDEX
                                               --------------   --------------   ------------------   ----------------   --------
YTD (1/1/00 - 9/30/00).......................     (5.74)%          (4.66)%            (2.37)%                  (1.26)%    (1.37)%
1 Year.......................................      15.91%           17.64%            15.06 %                  16.80 %    23.43 %
3 Years......................................      19.03%           20.81%            18.59 %                  20.39 %    22.74 %
5 Years......................................      22.49%           24.31%            20.12 %                  21.94 %    25.07 %
Since inception (8/24/95) of Class P shares
 PACE fund...................................      22.90%           24.73%            20.46 %                  22.28 %    25.72 %



6. PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS



Performance for ICM Asset Management, Inc. ("ICM") and Ariel Capital Management Inc. ("Ariel"), each an investment adviser of the fund, is set forth below. Prior to October 4, 1999, all of the fund's assets were managed by a different investment adviser. As of October 4, 1999, the former investment adviser and Ariel Capital Management, Inc. ("Ariel") each managed a portion of the fund's assets. As of October 10, 2000, Ariel and ICM each initially manages approximately 50% of the fund 's assets. Mitchell Hutchins may change these allocations at any time.



                                                                PACE SMALL/MEDIUM       PACE SMALL/MEDIUM
                                                                  COMPANY VALUE           COMPANY VALUE
                            ICM COMPOSITE    ICM COMPOSITE     EQUITY INVESTMENTS      EQUITY INVESTMENTS     RUSSELL    RUSSELL
                            AS OF 9/30/00    AS OF 9/30/00    CLASS P SHARES AS OF    CLASS P SHARES AS OF      2000       2500
                              (WITH PACE     (WITHOUT PACE     9/30/00 (WITH PACE       9/30/00 (WITHOUT       VALUE      VALUE
                             PROGRAM FEE)     PROGRAM FEE)        PROGRAM FEE)          PACE PROGRAM FEE)      INDEX      INDEX
                            --------------   --------------   ---------------------   ---------------------   --------   --------
YTD (1/1/00 - 9/30/00)....      29.63%           31.61%               2.84 %                  4.00 %           13.62%     11.21%
1 Year....................      26.81%           28.74%               1.39 %                  2.93 %           15.36%     15.75%
3 Years...................       0.64%            1.15%              (3.72)%                 (2.26)%            2.11%      4.41%
5 Years...................        N/A              N/A                7.32 %                  8.94 %           11.50%     13.33%
Since inception (8/24/95)
 of Class P shares PACE
 fund.....................        N/A              N/A                7.17 %                  8.79 %           11.63%     13.47%


                                                                                                                 PACE SMALL/
                                                                                                PACE SMALL/         MEDIUM
                                                      ARIEL                                        MEDIUM          COMPANY
                                        ARIEL       COMPOSITE                      ARIEL          COMPANY        VALUE EQUITY
                                      COMPOSITE       AS OF         ARIEL       APPRECIATION    VALUE EQUITY     INVESTMENTS
                                        AS OF        9/30/00     APPRECIATION    FUND AS OF     INVESTMENTS     CLASS P SHARES
                                       9/30/00      (WITHOUT      FUND AS OF      9/30/00      CLASS P SHARES   AS OF 9/30/00
                                     (WITH PACE       PACE         9/30/00        (WITHOUT     AS OF 9/30/00       (WITHOUT
                                       PROGRAM       PROGRAM     (WITH SALES       SALES         (WITH PACE          PACE
                                        FEE)          FEE)         CHARGES)       CHARGES)      PROGRAM FEE)     PROGRAM FEE)
                                     -----------   -----------   ------------   ------------   --------------   --------------
YTD (1/1/00 - 9/30/00).............      7.68%        8.89%           N/A          11.56%          2.84 %           4.00 %
1 Year.............................      8.93%       10.57%           N/A          14.11%          1.39 %           2.93 %
3 Years............................      8.73%       10.37%           N/A          12.22%         (3.72)%          (2.26)%
5 Years............................     16.46%       18.20%           N/A          18.96%          7.32 %           8.94 %
Since inception (8/24/95) of
 Class P shares PACE fund..........     16.76%       18.51%           N/A          18.41%          7.17 %           8.79 %


                                     RUSSELL
                                       MID      RUSSELL
                                       CAP        2500
                                      VALUE      VALUE
                                      INDEX      INDEX
                                     --------   --------
YTD (1/1/00 - 9/30/00).............    8.90%     11.21%
1 Year.............................   13.00%     15.75%
3 Years............................    5.96%      4.41%
5 Years............................   14.07%     13.33%
Since inception (8/24/95) of
 Class P shares PACE fund..........   14.33%     13.47%


--------------------------------------------------------------------------------
                              Prospectus Page A-4

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

If you want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):


The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus.

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semi-annual reports and the SAI by contacting the funds directly at 1-800-647-1568.

You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the funds:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet website at:
  http://www.sec.gov

PaineWebber PACE Select Advisors Trust
Investment Company Act File No. 811-8764

-C- 2000 PaineWebber Incorporated. All rights reserved.

                                ---------------
--------------------------------------------------------------------------------

THE INFORMATION IN THE PRELIMINARY PROSPECTUS AND THIS PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE
   SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECOMES EFFECTIVE. THE PRELIMINARY PROSPECTUS AND THIS
 PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL THESE SECURITIES AND ARE NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE
                   WHERE THE OFFER OR SALE IS NOT PERMITTED.

                     PAINEWEBBER PACE SELECT ADVISORS TRUST
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

     PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 9, 2000
                              SUBJECT TO COMPLETION

          The following funds are series of PaineWebber PACE Select Advisors Trust ("Trust"), a professionally managed open-end investment company.


PACE Money Market Investments                                PACE Large Company Value Equity Investments
PACE Government Securities Fixed Income Investments          PACE Large Company Growth Equity Investments
PACE Intermediate Fixed Income Investments                   PACE Small/Medium Company Value Equity Investments
PACE Strategic Fixed Income Investments                      PACE Small/Medium Company Growth Equity Investments
PACE Municipal Fixed Income Investments                      PACE International Equity Investments
PACE Global Fixed Income Investments                         PACE International Emerging Markets Equity Investments

          PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments are non-diversified series of the Trust. The other funds are diversified series.

          Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), serves as the manager and administrator for each fund and also as the investment adviser for PACE Money Market Investments. Mitchell Hutchins selects and monitors unaffiliated investment advisers who provide advisory services for the other funds. As distributor for the funds, Mitchell Hutchins has appointed PaineWebber to serve as dealer for the sale of fund shares.

          Portions of the funds' Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain additional copies of the funds' Annual Report without charge by calling toll-free 1-800-647-1568.

          This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated November ______, 2000. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or by calling toll-free 1-800-647-1568. The Prospectus contains more complete information about the funds. You should read it carefully before investing.

          This SAI is dated November ______, 2000.



                             TABLE OF CONTENTS                                                     PAGE
                                                                                                   ----

The Funds and Their Investment Policies............................................                   2
The Funds' Investments, Related Risks and Limitations..............................                   9
Strategies Using Derivative Instruments............................................                  33
Organization of Trust; Trustees and Officers; Principal Holders and
    Management Ownership of Securities.............................................                  42
Investment Advisory, Administration and Distribution Arrangements..................                  46
Portfolio Transactions.............................................................                  57
    Reduced Sales Charges, Additional Exchange and Redemption Information
       And Other Services.......................................................                     61
    Conversion of Class B Shares................................................                     67
Valuation of Shares................................................................                  67
Performance Information............................................................                  69
Taxes..............................................................................                  75
Other Information..................................................................                  80
Financial Statements...............................................................                  81
Appendix...........................................................................                 A-1

                    THE FUNDS AND THEIR INVESTMENT POLICIES

          No fund's investment objective may be changed without shareholder approval. Except where noted, the other investment policies of each fund may be changed by the board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

          PACE MONEY MARKET INVESTMENTS has an investment objective of current income consistent with preservation of capital and liquidity. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt obligations and similar securities. These instruments include
(1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. Money market instruments also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund may purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

          PACE Money Market Investments may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

          PACE Money Market Investments may purchase only those obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include U.S. government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Mitchell Hutchins to be of comparable quality. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any rating agency, Mitchell Hutchins and, in certain cases, the board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.


          PACE Money Market Investments may purchase variable and floating rate securities with remaining maturities in excess of 397 calendar days issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 calendar days or less. The fund will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 397 calendar days only if the securities are subject to a demand feature exercisable within 397 calendar days or less. See "The Funds' Investments, Related Risks and Limitations - Credit and Liquidity Enhancements."


         Generally, PACE Money Market Investments may exercise demand features
(1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institutional to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

          Variable rate securities include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between PACE Money Market Investments and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

          PACE Money Market Investments generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar denominated obligations of foreign issuers.

          PACE Money Market Investments may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income.

          PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS has an investment objective of current income. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment adviser. The fund invests in U.S. government bonds and other bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between one and seven years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government bonds, including those backed by mortgages, and related repurchase agreements. The fund may invest up to 35% of its total assets in corporate bonds, including mortgage- and asset-backed securities of private issuers. These investments are limited to bonds that are rated at least A by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), except that the fund may not acquire a bond if, as a result, more than 25% of its total assets would be invested in bonds rated below AAA or if more than 10% of its total assets would be invested in bonds rated A. The fund may invest in bonds that are assigned comparable ratings by another rating agency and unrated bonds that its investment adviser determines are of comparable quality to rated securities in which the fund may invest.

          PACE Government Securities Fixed Income Investments may invest in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The SEC staff currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. As long as the SEC staff takes this position, the fund will not consider these stripped U.S. government securities to be U.S. government securities for purposes of its 65% investment requirement. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

          PACE Government Securities Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance its return. These transactions are considered borrowings. The fund may also borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

         PACE INTERMEDIATE FIXED INCOME INVESTMENTS has an investment objective of current income, consistent with reasonable stability of principal. Metropolitan West Asset Management, LLC ("MWAM") serves as the fund's investment adviser. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between two and four and one-half years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities), corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds) and preferred stocks. The fund limits its investments to investment grade securities. The fund may invest up to 10% of its total assets in securities denominated in foreign currencies of developed countries. The fund's investments may include certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

          PACE Intermediate Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."

          PACE STRATEGIC FIXED INCOME INVESTMENTS has an investment objective of total return consisting of income and capital appreciation. Pacific Investment Management Company LLC ("PIMCO") serves as the fund's investment adviser. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between three and eight years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government bonds, bonds (including convertible bonds) of U.S. and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments and money market instruments (including commercial paper and certificates of deposit). These investments include mortgage- and asset-backed securities, although the fund's investments in mortgage-backed securities of private issuers are limited to 35% of its total assets. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage- or asset-backed securities.

          PACE Strategic Fixed Income Investments invests primarily in investment grade bonds but may invest up to 20% of its total assets in securities, including convertible securities, that are not investment grade but are rated at least B by S&P or Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by its investment adviser to be of comparable quality. The fund may invest up to 20% of its total assets in a combination of Yankee bonds, Eurodollar bonds and bonds denominated in foreign currencies, except that not more than 10% of the fund's total assets may be invested in bonds denominated in foreign currencies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts, other debt securities sold with a discount and payment-in-kind securities.

         PACE Strategic Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements involving up to an aggregate of not more than 5% of its total assets for investment purposes to enhance the fund's return. These transactions are considered borrowings. The fund may also borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."

          PACE MUNICIPAL FIXED INCOME INVESTMENTS has an investment objective of high current income exempt from federal income tax. Standish, Ayer & Wood, Inc. serves as the fund's investment adviser. Under normal conditions, the fund invests at least 80% of its total assets in municipal bonds, the interest on which, in the opinion of counsel to the issuers, is exempt from federal income tax. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between three and seven years. The fund invests in municipal bonds rated at the time of purchase at least A, MIG-2 or Prime-2 by Moody's or A, SP-2 or A-2 by S&P or, if unrated, determined to be of comparable quality by its investment adviser, except that the fund may invest up to 15% of its total assets in municipal bonds that at the time of purchase are rated Baa by Moody's, BBB by S&P or, if unrated, are determined to be of comparable quality by its investment adviser. The fund also may invest without limit in private activity bonds and other municipal bonds that pay interest that is an item of tax preference for purposes of the federal alternative minimum tax ("AMT") (sometimes referred to as a "tax preference item"), although the fund will endeavor to manage its portfolio so that no more than 25% of its interest income will be a tax preference item.

         PACE Municipal Fixed Income Investments may not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state. The fund also may not invest more than 25% of its total assets in municipal obligations that are secured by revenues from a particular industry, except that it may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds backed by the U.S. Treasury or other U.S. government-guaranteed securities. The fund may invest without limit in private activity bonds, including private activity bonds that are collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The fund may not invest more than 5% of its net assets in municipal leases.

         PACE Municipal Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest up to 20% of its total assets in certain taxable securities to maintain liquidity. The fund may invest in the securities of other investment companies.


          PACE GLOBAL FIXED INCOME INVESTMENTS has an investment objective of high total return. Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW") serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between the two investment advisers. The fund invests primarily in high-grade bonds, denominated in foreign currencies or U.S. dollars, of governmental and private issuers in the United States and developed foreign countries. The fund's investments may include mortgage-backed and asset-backed securities. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between four and eight years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government bonds, foreign government bonds (including bonds issued by supranational organizations and quasi-governmental entities) and bonds of U.S. or foreign private issuers. The fund normally invests in a minimum of four countries, one of which may be the United States. Debt securities are considered high grade if they are rated A or better by S&P or Moody's or another rating agency or, if unrated, determined by the fund's investment adviser to be of comparable quality.


         PACE Global Fixed Income Investments may invest up to 10% of its total assets in bonds issued by companies and governments in emerging market countries that are rated as low as Ba by Moody's or BB by S&P or, if unrated, determined by the fund's investment adviser to be of comparable quality. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts.

         PACE Global Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."


         PACE LARGE COMPANY VALUE EQUITY INVESTMENTS has an investment objective of capital appreciation and dividend income. Institutional Capital Corporation ("ICAP"), Westwood Management Corporation and State Street Global Advisors ("SSgA") serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets among the three investment advisers. The fund invests primarily in equity securities of U.S. companies that are believed to be undervalued. The fund's investments may include both large and medium capitalization companies. However, under normal circumstances, the fund invests at least 65% of its total assets in common stocks of companies with a total market capitalization of $4.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock. The fund seeks income primarily from dividend paying stocks.


         ICAP and Westwood use active stock selection strategies to invest their share of the fund's assets. In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Value Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe initially from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and managing deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index.


          PACE Large Company Value Equity Investments may invest up to 10% of its total assets in convertible bonds that are not investment grade, but these securities must be rated at least BB by S&P, Ba by Moody's or, if unrated, determined to be of comparable quality by its investment adviser. Subject to its 65% investment requirement, the fund may invest in a broad range of equity securities of U.S. issuers that are traded on major stock exchanges or in the over-the-counter market. The fund may invest up to 10% of its total assets in U.S. dollar-denominated foreign securities that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. The fund also may invest in U.S. government bonds and investment grade corporate bonds.

         PACE Large Company Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."


         PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS has an investment objective of capital appreciation. Alliance Capital Management L.P. ("Alliance Capital") and State Street Global Advisors ("SSgA") serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between the two investment advisers. The fund invests primarily in equity securities that are believed to have substantial potential for capital growth. Dividend income is an incidental consideration in the investment advisers' selection of investments for the fund. Although the fund may invest in a broad range of equity securities, including securities convertible into common stocks, under normal circumstances it invests at least 65% of its total assets in common stocks of companies with total market capitalization of $4.0 billion or greater at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock.



         Alliance Capital uses an active stock selection strategy to invest its share of the fund's assets. In managing its share of the fund's assets, SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe are ranked from top to bottom based on their relative attractiveness. SSgA constructs the fund's portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Growth Index.

          Subject to its 65% investment requirement, PACE Large Company Growth Equity Investments may invest in a broad range of equity securities of U.S. issuers. The fund may invest up to 10% of its total assets in U.S. dollar-denominated foreign securities that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. The fund also may invest in U.S. government bonds and investment grade corporate bonds.

          PACE Large Company Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."


          PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS has an investment objective of capital appreciation. Ariel Capital Management, Inc. and ICM Asset Management, Inc. serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between the two investment advisers. The fund invests primarily in equity securities of companies that are believed to be undervalued or overlooked in the marketplace. Although the fund may invest in a broad range of equity securities, including securities convertible into common stocks, under normal market conditions the fund invests at least 65% of its total assets in common stocks of companies with total market capitalization of less than $4.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock. The fund invests in equity securities that generally have price-to-earnings ("P/E") ratios that are below the market average. The fund invests in the equity securities of companies only if they have common stock that is traded on a major stock exchange or in the over-the-counter market. Subject to its 65% investment requirement, the fund may invest in U.S. government bonds and investment grade corporate bonds.


          PACE Small/Medium Company Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."


          PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS has an investment objective of capital appreciation. Delaware Management Company serves as the fund's investment adviser. The fund invests primarily in the stocks of companies that are characterized by above-average earnings growth rates and total market capitalization of less than $4.0 billion at the time of purchase. The term "market capitalization" means the market value of a company's outstanding common stock. Dividend income is an incidental consideration in the investment adviser's selection of investments for the fund. Although the fund may invest in a broad range of equity securities, including securities convertible into common stocks, under normal circumstances it invests at least 65% of its total assets in common stocks of issuers with total market capitalization of less than $4.0 billion that exhibit the potential for high future earnings growth relative to the overall market. Subject to its 65% investment requirement, the fund may invest in U.S. government bonds and investment grade corporate bonds. The fund may invest up to 5% of its total assets in U.S. dollar denominated foreign securities that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.


          PACE Small/Medium Company Growth Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies and may sell short "against the box."

          PACE INTERNATIONAL EQUITY INVESTMENTS has an investment objective of capital appreciation. Martin Currie Inc. serves as the fund's investment adviser. The fund invests primarily in equity securities of companies domiciled outside the United States, and a large part of its investments are usually denominated in foreign currencies. Under normal circumstances, the fund invests at least 65% of its total assets in common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States. "Domiciled," for these purposes, means companies (1) that are organized under the laws of a country other than the United States, (2) for which the principal securities trading market is in a country other than the United States or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country or that have at least 50% of their assets situated in such a country.

          PACE International Equity Investments normally invests in the securities of issuers from three or more countries outside the United States, and, under normal market conditions, its investments involve securities principally traded in at least 10 different countries. The fund's investment adviser gives particular consideration to investments that are principally traded in Japanese, European, Pacific and Australian securities markets and to securities of foreign companies that are traded on U.S. securities markets. The fund may also invest in the securities of companies in emerging markets, including Asia, Latin America and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund invests only in those markets where the investment adviser considers there to be an acceptable framework of market regulation and sufficient liquidity. The fund may also invest in non-investment grade convertible securities. These non-investment grade convertible securities may not be rated lower than B by S&P or Moody's or, if unrated, determined by the fund's investment adviser to be of comparable quality. The fund's investments in emerging market securities and non-investment grade convertible securities, in the aggregate, may not exceed 10% of its total assets at the time of purchase. Subject to its 65% investment requirement, the fund also may invest in U.S. government bonds and investment grade bonds of U.S. and foreign issuers.

          PACE International Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in structured foreign investments. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."

          PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS has an investment objective of capital appreciation. Schroder Investment Management North America Inc. ("SIMNA") serves as the fund's investment adviser. The fund invests at least 65% of its total assets in equity securities issued by companies domiciled in emerging market countries. "Domiciled," for these purposes, means companies (1) that are organized under the laws of an emerging market country, (2) for which the principal securities trading market is in an emerging market country or (3) that derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country or that have at least 50% of their assets situated in such a country. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. SIMNA may at times determine, based on its own analysis, that an economy included in the MSCI World Index should nonetheless be considered an emerging market country, in which case, that country would constitute an emerging market country for purposes of the fund's investments. Based on current political and economic factors, SIMNA considers Hong Kong SAR to be such a country. The fund normally invests in the securities of issuers from three or more emerging market countries.

          PACE International Emerging Markets Equity Investments may invest up to 35% of its total assets in bonds, including U.S. government bonds, foreign government bonds and bonds of private U.S. and foreign issuers, including convertible bonds. The fund's investments may include Brady Bonds. The fund's investments in bonds of private issuers are rated at the time of purchase at least A by S&P or Moody's or, if unrated, determined by the investment adviser to be of comparable quality, except that up to 10% of the fund's total assets may be invested in lower quality bonds, including convertible bonds. These lower quality bonds must, at the time of purchase, be rated at least C by S&P or determined by the investment adviser to be of comparable quality.


          SIMNA believes that one of its key strengths is the worldwide network of local research offices, many long established, in emerging market countries, that is maintained by SIMNA and its affiliates. Each year, these companies research and conduct on-site visits in emerging market countries. During 1999, SIMNA and its affiliates made 1425 exclusive company visits. As a result of these visits, SIMNA and its affiliates further develop extensive management contacts with, and produce independent forecasts of earnings estimates for, approximately 525 out of a total universe of 900 companies. SIMNA's analysis involves researching companies across the full capitalization spectrum.


          PACE International Emerging Markets Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities, and in no event may the fund's investments in loan participations and assignments exceed 10% of its total assets. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."


              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

          The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

          EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.


          Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.


          While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

          BONDS. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

          Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

          CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

          In addition to ratings assigned to individual bond issues, the applicable investment adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

          Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable investment adviser to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable investment adviser determines to be of comparable quality.

          Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund's investment adviser to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds, which are sometimes referred to as "high yield bonds," are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

          The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

          The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

          Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from treatment as a tax preference item, are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither PACE Municipal Fixed Income Investments, its investment adviser or Mitchell Hutchins reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal bonds held by the fund or the exempt- interest dividends received by its shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal bonds may be materially and adversely affected.

          U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

          U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

          Treasury inflation-protected securities ("TIPS") (also known as "inflation-indexed securities") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIPS is payable semi-annually on the adjusted principal value. The principal value of TIPS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIPS, the fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes -- Other Information," below.

          ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

          MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

          Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

          A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

          Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

          CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

         The market for privately issued mortgage-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than U.S. markets but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

         During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. A fund's investment adviser seeks to manage its investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See, "The Funds' Investments, Related Risks and Limitations -- Duration." If a fund's investment adviser does not compute the duration of mortgage-backed securities correctly, the value of its portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by a fund change in ways that its investment adviser does not anticipate, the fund's ability to meet its investment objective may be reduced.

         More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, a fund expects to invest in those new types of mortgage-backed securities that its investment adviser believes may assist it in achieving its investment objective. Similarly, a fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

         GINNIE MAE CERTIFICATES -- Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

         FANNIE MAE CERTIFICATES -- Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

         FREDDIE MAC CERTIFICATES -- Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

         PRIVATE MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The Funds' Investments, Related Risks and Limitations -- Mortgage-Backed Securities -- TYPES OF CREDIT ENHANCEMENT." These credit enhancements do not protect investors from changes in market value.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS -- CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only or "PO" class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

         Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

         Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates -- I.E., the yield may increase as rates increase and decrease as rates decrease -- but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

         TYPES OF CREDIT ENHANCEMENT -- To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

         SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES -- The yield characteristics of mortgage- and asset-backed securities differ from those of traditiona1 debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool.
At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.

         ADJUSTABLE RATE MORTGAGE AND FLOATING RATE MORTGAGE-BACKED SECURITIES -- Adjustable rate mortgage ("ARM") securities are mortgage-backed securities (sometimes referred to as "ARMs") that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM loan. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

         ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on these mortgage loans could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARM loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.

         The rates of interest payable on certain ARM loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARM loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

         Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

         CREDIT AND LIQUIDITY ENHANCEMENTS. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

         INVESTING IN FOREIGN SECURITIES. Investing in foreign securities may involve more risks than investing in U.S. securities. The value of foreign securities is subject to economic and political developments in the countries where the issuers operate and to changes in foreign currency values. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

         Securities of foreign issuers may not be registered with the SEC, and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by a fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

         Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of a fund's assets are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security,could result in possible liability to the purchaser. Foreign securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

         The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing.

         A fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

         ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

         Eurodollar bonds and Yankee bonds are types of U.S. dollar denominated foreign securities. Eurodollar bonds are U.S. dollar denominated bonds that are held outside the United States, primarily in Europe. Yankee bonds are U.S. dollar denominated bonds of foreign issuers that are sold primarily in the United States.

         The funds that invest outside the United States anticipate that their brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

         Investment income and gains on certain foreign securities in which the funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject. In addition, substantial limitations may exist in certain countries with respect to the funds' ability to repatriate investment capital or the proceeds of sales of securities.

         FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of a fund's foreign investments. If the value of a foreign currency rises against the value of the U.S. dollar, the value of a fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the U.S. dollar, the value of those fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, a fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies Using Derivative Instruments," below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.

         Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

         Each fund values its assets daily in U.S. dollars, and funds that hold foreign currencies do not intend to convert them to U.S. dollars on a daily basis. These funds may convert foreign currency to U.S. dollars from time to time. From time to time a fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a fund could suffer a loss of some or all of the amounts deposited. A fund may convert foreign currency to U.S. dollars from time to time.

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

         The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. A fund conducts its currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

SPECIAL CHARACTERISTICS OF EMERGING MARKET SECURITIES AND SOVEREIGN DEBT

         EMERGING MARKET INVESTMENTS. The special risks of investing in foreign securities are heightened in emerging markets. For example, many emerging market currencies have experienced significant devaluations relative to the U.S. dollar in recent years. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.

         INVESTMENT AND REPATRIATION RESTRICTIONS -- Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

         If, because of restrictions on repatriation or conversion, a fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund would be subject to federal income and/or excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. If it did cease to qualify for that treatment, it would become subject to federal income tax on all of its income and net gains. See "Taxes -- Qualification as a Regulated Investment Company," below.

         DIFFERENCES BETWEEN THE U.S. AND EMERGING MARKET SECURITIES MARKETS. Most of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange, and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in emerging market countries are in the earliest stages of their development. As a result, security settlements may in some instances be subject to delays and related administrative uncertainties. Many companies traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

         GOVERNMENT SUPERVISION OF EMERGING MARKET SECURITIES MARKETS; LEGAL SYSTEMS. There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States. Therefore, less information may be available to a fund than with respect to investments in the United States. Further, in certain countries, less information may be available to a fund than to local market participants. Brokers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         SOCIAL, POLITICAL AND ECONOMIC FACTORS -- Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (1) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies; (4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting a fund.

         The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.

         FINANCIAL INFORMATION AND LEGAL STANDARDS -- Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Also, securities brokers and dealers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress.

         In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         FOREIGN SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

         Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

         With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

         Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

         Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a fund. Certain countries in which a fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Investing in local markets may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

         BRADY BONDS -- Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

         Brady Bonds have been issued only in recent years, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a fund will purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.

         Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

         Brady Bonds are often viewed as having several valuation components:
(1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         STRUCTURED FOREIGN INVESTMENTS. This term generally refers to interests in U.S. and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring usually involves the deposit with or purchase by a U.S.

or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is often dependent on the extent of the cash flow on the underlying instruments.

         Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

         CURRENCY-LINKED INVESTMENTS. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A fund may experience loss of principal due to these adjustments.

         ZERO COUPON AND OTHER OID SECURITIES; PIK SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

         Other securities that are sold with original issue discount ("OID") (I.E., the difference between the issue price and the value at maturity) may provide for some interest to be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.

         Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

         Because federal tax law requires that accrued OID and "interest" on PIK securities be included currently in a fund's income (see "Taxes," below), a fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result.

         Certain zero coupon securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. This technique is frequently used with U.S. Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities.

         CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

         WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

         LOAN PARTICIPATIONS AND ASSIGNMENTS. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the fund's having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its investment adviser determines that the selling Lender is creditworthy.

         When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to a fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

         TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Each fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. Such investments include, among other things, (1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their foreign political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements and (8) securities of other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Only those funds that may trade outside the United States may invest in money market instruments that are denominated in foreign currencies.

         INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other investment companies, subject to limitations under the Investment Company Act of 1940, as amended ("Investment Company Act"). Among other things, these limitations currently restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. Each fund may invest in the shares of other investment companies when, in the judgment of its investment adviser, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.

         From time to time, investments in other investment companies may be the most effective available means for a fund to invest a portion of its assets. In some cases, investment in another investment company may be the most practical way for a fund to invest in securities of issuers in certain countries. These investments may include World Equity Benchmark SharesSM (commonly known as "WEBS"), which are exchange-traded shares of series of an investment company that are designed to replicate the composition and performance of publicly traded issuers in particular foreign countries. A fund's investment in another investment company is subject to the risks of that investment company's underlying portfolio securities. Shares of exchange-traded investment companies also can trade at substantial discounts below the value of the companies' portfolio securities.

         PACE Money Market Investments may invest in the securities of other money market funds when Mitchell Hutchins believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in money market instruments or (3) such investments would enhance the fund's liquidity. The other funds may invest in the securities of money market funds for similar reasons.

         ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those its investment adviser has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers who agree that the fund may repurchase any over-the-counter options they write at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only and principal-only classes of mortgage-backed securities generally are considered illiquid. However, interest-only and principal-only classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if the fund's investment adviser has determined that they are liquid pursuant to guidelines established by the board. A fund may not be able to readily liquidate its investment in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

         Restricted securities are not registered under the Securities Act and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

         Not all restricted securities are illiquid. For funds that are authorized to trade outside the United States, foreign securities are freely tradeable in the country in which they are principally traded generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

         The board has delegated the function of making day-to-day determinations of liquidity to each fund's investment adviser pursuant to guidelines approved by the board. An investment adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers, (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (6) the existence of demand features or similar liquidity enhancements. A fund's investment adviser monitors the liquidity of restricted securities in its portfolio and reports periodically on such decisions to the board.

         In making determinations as to the liquidity of municipal lease obligations purchased by PACE Municipal Fixed Income Investments, the investment adviser distinguishes between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, the investment adviser does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.


         Mitchell Hutchins and (where applicable) the fund's investment adviser monitor each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Mitchell Hutchins and the applicable investment adviser will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.


         REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

         Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by Mitchell Hutchins to present minimum credit risks.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."

         Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

         DOLLAR ROLLS. In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund's limitation on borrowings.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to the fund later than the normal settlement date for such securities at a stated price and yield. When-issued securities include TBA ("to be announced") securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed-delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed-delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment. Depending on market conditions, a fund's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the fund's total assets, including the value of when- issued and delayed-delivery securities held by that fund, exceeds its net assets.

         A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts." A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. A fund may sell the right to acquire the security prior to delivery if its investment adviser deems it advantageous to do so, which may result in a gain or loss to the fund.

         PACE MUNICIPAL FIXED INCOME INVESTMENTS -- TYPES OF MUNICIPAL BONDs. The fund may invest in a variety of municipal bonds, as described below:

         MUNICIPAL BONDS -- Municipal bonds are obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.


         MUNICIPAL LEASE OBLIGATIONS -- Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The fund generally invests in municipal lease obligations through certificates of participation.

         Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

         Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

         INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY BONDS ("PABS") -- IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from that fund in calculating their liability for the AMT. See "Taxes" below.
The fund may invest more than 25% of its net assets in IDBs and PABs.

         FLOATING RATE AND VARIABLE RATE OBLIGATIONS -- Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to the fund and adversely affect its share price.

         A demand feature gives the fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation Interests," to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.

         PARTICIPATION INTERESTS -- Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

         A participation interest gives the fund an undivided interest in a municipal bond owned by a bank. The fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the fund's participation interest plus accrued interest. Generally, the fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The fund's investment adviser will monitor the pricing, quality and liquidity of the participation interests held by the fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

         TENDER OPTION BONDS -- Tender option bonds are long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, the fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

         PUT BONDS -- A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

         If the put is a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of its investment adviser, it is in the best interest of the fund to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond upon the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer.

         TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES -- Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

         INVERSE FLOATERS -- The fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts - an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates.

         Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

         MORTGAGE SUBSIDY BONDS -- The fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above and in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

         STANDBY COMMITMENTS -- The fund may acquire standby commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the fund's portfolio or that are being purchased by the fund at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. Although the fund does not currently intend to acquire standby commitments with respect to municipal bonds held in its portfolio, the fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.


         The fund would enter into standby commitments only with those banks or other dealers that, in the opinion of its investment adviser, present minimal credit risk. The fund's right to exercise standby commitments would be unconditional and unqualified. A standby commitment would not be transferable by the fund, although it could sell the underlying securities to a third party at any time. The fund may pay for standby commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a standby commitment would not ordinarily affect the valuation or maturity of the underlying municipal bonds. Standby commitments acquired by the fund would be valued at zero in determining net asset value. Whether the fund paid directly or indirectly for a standby commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the fund.

         DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the applicable investment adviser in portfolio selection and yield curve positioning of a fund's investments in bonds. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

         Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the


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

present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

         Duration allows an investment adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease by approximately 3%. Thus, if an investment adviser calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

         Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

         There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, an investment adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

         LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a fund to earn additional income but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with that fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

         Pursuant to procedures adopted by the board governing each fund's securities lending program, PaineWebber has been retained to serve as lending agent for each fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The


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

board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under each fund's securities lending program.

         SHORT SALES "AGAINST THE BOX." Each fund (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

         A fund might make a short sale "against the box" to hedge against market risks when its investment adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

         SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options, futures or forward currency contracts and swaps.

INVESTMENT LIMITATIONS OF THE FUNDS

         FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of its outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation number 4, the funds will comply with the applicable restrictions of Section 18 of the Investment Company Act.

         Under the investment restrictions adopted by the funds:

         (1) A fund, other than PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments, may not purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the value of the fund's total assets would be invested in such issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to this 5% limitation.

         (2) A fund will not purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation is not applicable to the fund's investments in U.S. government securities and up to 25% of the fund's assets may be invested without regard to these limitations.

         (3) A fund, other than PACE Municipal Fixed Income Investments, will invest no more than 25% of the value of its total assets in securities of issuers in any one industry, the term industry being deemed to include the government of a particular country other than the United States. This limitation is not applicable to a fund's investments in U.S. government securities.

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

         (4) A fund will not issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements and mortgage dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that a fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for extraordinary or emergency purposes.

         (5) A fund will not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings or in connection with its use of forward contracts, futures contracts, options, swaps, caps, collars and floors.

         (6) A fund will not lend any funds or other assets, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the fund's investment objective and policies.

         (7) A fund will not purchase securities on margin, except that a fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

         (8) A fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the fund's net assets (taken at market value) is held as collateral for such sales at any one time.

         (9) A fund will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell mortgage related securities and securities of companies that deal in real estate or interests therein.

         (10) A fund will not purchase or sell commodities or commodity contracts (except currencies, forward currency contracts, futures contracts and options and other similar contracts).

         (11) A fund will not act as an underwriter of securities, except that a fund may acquire restricted securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the Securities Act.

         NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

         (1) A fund may not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger.

         (2) A fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                  STRATEGIES USING DERIVATIVE INSTRUMENTS

         GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Each fund other than PACE Money Market Investments is authorized to use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and swap transactions. For funds that are permitted to trade outside the United States, the applicable investment adviser also may use forward currency contracts, foreign currency options and futures and options on foreign currency futures. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, each fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the funds are described below.

         A fund might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If an investment adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a fund may have lower net income and a net loss on the investment.

         OPTIONS ON SECURITIES AND FOREIGN CURRENCIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

         OPTIONS ON SECURITIES INDICES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

         SECURITIES INDEX FUTURES CONTRACTS -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made.
Generally, contracts are closed out prior to the expiration date of the contract.

         INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS -- Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

         OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

         FORWARD CURRENCY CONTRACTS -- A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

         GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. In addition, a fund may use Derivative Instruments to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

         Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

         A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when its investment adviser believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when its investment adviser believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

         Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors.

         Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

         The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

         In addition to the products, strategies and risks described below and in the Prospectus, a fund's investment adviser may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. The applicable investment adviser may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The funds'

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

Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

         (1) Successful use of most Derivative Instruments depends upon the ability of a fund's investment adviser to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While the applicable investment advisers are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because the applicable investment adviser projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

         (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (I.E., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

         COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.


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

         OPTIONS. The funds may purchase put and call options, and write
(sell) covered put or call options on securities in which they invest and related indices. Funds that may invest outside the United States also may purchase put and call options and write covered options on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The Funds' Investment Policies, Related Risks and Restrictions -- Illiquid Securities."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

         A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

         If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

         LIMITATIONS ON THE USE OF OPTIONS. The funds' use of options is governed by the following guidelines, which can be changed by the board without shareholder vote:

         (1) A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

         (2) The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

         (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of the fund's net assets.

         FUTURES. The funds may purchase and sell securities index futures contracts, interest rate futures contracts, debt security index futures contracts and (for those funds that invest outside the United States) foreign currency futures contracts. A fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

         Futures strategies also can be used to manage the average duration of a fund's bond portfolio. If a fund's investment adviser wishes to shorten the average duration of its portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If a fund's investment adviser wishes to lengthen the average duration of its bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

         A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Holders and writers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The funds' use of futures and related options is governed by the following guidelines, which can be changed by the board without shareholder vote:

         (1) The aggregate initial margin and premiums on futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are "in-the-money," may not exceed 5% of a fund's net assets.

         (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of the fund's net assets.

         (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a fund will not exceed 5% of the fund's total assets.

         FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. Each fund that may invest outside the United States may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. Such currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which its investment adviser believes will have a positive correlation to the value of the currency being hedged. In addition, a fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its investment adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

         The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd- lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the- clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

         Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         FORWARD CURRENCY CONTRACTS. Each fund that invests outside the United States may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

         The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. A fund that may invest outside the United States may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

         SWAP TRANSACTIONS. A fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

         A fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other hedging strategies.

         A fund will usually enter into swaps on a net basis, I.E., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Because segregated accounts will be established with respect to these transactions, Mitchell Hutchins and the investment advisers believe these obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each rate swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "Investment Policies and Restrictions--Segregated Accounts." A fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

         A fund will enter into swap transactions only with banks and recognized securities dealers believed by its investment adviser to present minimal credit risk in accordance with guidelines established by the board. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

                  ORGANIZATION OF TRUST; TRUSTEES AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

         The Trust was formed on September 9, 1994 as a business trust under the laws of the State of Delaware and has twelve operating series. The Trust is governed by a board of trustees, which is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share. The board oversees each fund's operations.

         The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:


      NAME AND ADDRESS; AGE        POSITION WITH TRUST             BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
      ---------------------        -------------------             ----------------------------------------
Margo N. Alexander*+; 53          Trustee and President    Mrs. Alexander is Chairman (since March 1999), chief
                                                           executive officer and a director of Mitchell Hutchins
                                                           (since January 1995) and an president and director of
                                                           PaineWebber (since March 1984). Mrs. Alexander is president and a director or trustee of 30 investment companies for
                                                           which Mitchell Hutchins, PaineWebber or one of their
                                                           affiliates serves as investment adviser.

David J. Beaubien; 66                    Trustee           Mr. Beaubien is chairman of Yankee Environmental Systems,
101 Industrial Road                                        Inc., a manufacturer of meteorological measuring systems.
Turner Falls, MA  03176                                    Prior to January 1991, he was senior vice president of
                                                           EG&G, Inc., a company which makes and provides a variety of scientific and technically oriented products and services.
                                                           He is also a director of IEC, Inc., a manufacturer of
                                                           electronic assemblies, and Onix Systems Inc., a
                                                           manufacturer of process instrumentation. From 1985 to
                                                           January 1995, Mr. Beaubien served as a director or trustee on the boards of the Kidder, Peabody & Co. Incorporated
                                                           mutual funds. Mr. Beaubien is a trustee of one investment
                                                           company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

E. Garrett Bewkes, Jr.** +; 74           Trustee           Mr. Bewkes is a director of Paine Webber Group Inc. ("PW
                                                           Group") (holding company of PaineWebber and Mitchell
                                                           Hutchins). Prior to 1996, he was a consultant to PW Group.
                                                           He serves as a consultant to PaineWebber (since May 1999).
                                                           Prior to 1988, he was chairman of the board, president and chief executive officer of American Bakeries Company. Mr.
                                                           Bewkes is a director of Interstate Bakeries Corporation.
                                                           Mr. Bewkes is a director or trustee of 40 investment
                                                           companies for which Mitchell Hutchins, PaineWebber or one
                                                           of their affiliates serves as investment adviser.

      NAME AND ADDRESS; AGE        POSITION WITH TRUST             BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
      ---------------------        -------------------             ----------------------------------------
William W. Hewitt, Jr.; 72               Trustee           Mr. Hewitt is retired.  Since 1988, he has served as a
P.O. Box 2359                                              director or trustee on the boards of the Guardian Life
Princeton, NJ 08543-2359                                   Insurance Company mutual funds.  From 1990 to January 1995,
                                                           Mr. Hewitt served as a director or trustee on the boards of the Kidder, Peabody & Co. Incorporated mutual funds. From
                                                           1986-1988, he was an executive vice president and director of mutual funds, insurance and trust services of Shearson
                                                           Lehman Brothers Inc. From 1976-1986, he was president of
                                                           Merrill Lynch Funds Distributor, Inc. Mr. Hewitt is a
                                                           trustee of one investment company for which Mitchell
                                                           Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Morton L. Janklow; 70                    Trustee           Mr. Janklow is senior partner of Janklow & Nesbit Associates, an
598 Madison Avenue                                         international literary agency representing leading authors in their
New York, NY 10022                                         relationships with publishers and motion picture, television and multi-media companies, and of counsel to the law firm of Janklow,
                                                           Newborn & Ashley.  Mr. Janklow is a director of Revlon, Inc.
                                                           (cosmetics). Mr. Janklow is a trustee of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Brian M. Storms*+; 46                    Trustee           Mr. Storms is president and chief operating officer of Mitchell
                                                           Hutchins (since March 1999). Mr. Storms was president of
                                                           Prudential Investments (1996-1999).  Prior to joining Prudential he was a managing director at Fidelity Investments.  Mr. Storms is a director or trustee of 30 investment companies for which Mitchell
                                                           Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

William D. White; 66                     Trustee           Mr. White is retired.  From February 1989 through March 1994, he
P.O. Box 199                                               was president of the National League of Professional Baseball
Upper Black Eddy, PA 10017                                 Clubs.  Prior to 1989, he was a television sportscaster for WPIX-
                                                           TV, New York.  Mr. White served on the Board of Directors of
                                                           Centel from 1989 to 1993.  Presently, Mr. White is on the board of directors of Jefferson Banks Incorporated, Philadelphia, PA. Mr.
                                                           White is a trustee of one investment company for which Mitchell
                                                           Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

M. Cabell Woodward, Jr.**; 70            Trustee           Mr. Woodward is retired.  From July 1985 until his retirement in
                                                           February 1993, Mr. Woodward was vice chairman and chief
                                                           financial officer of ITT Corporation.  Mr. Woodward is a trustee of one investment company for which Mitchell Hutchins,
                                                           PaineWebber or one of their affiliates serves as investment adviser.

Thomas Disbrow***;34                Vice President and     Mr. Disbrow is a first vice president and a senior manager of the
                                   Assistant Treasurer     mutual fund finance department of Mitchell Hutchins. Prior to
                                                           November 1999, he was a vice president of Zweig/Glaser Advisers.
                                                           Mr. Disbrow is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

      NAME AND ADDRESS; AGE        POSITION WITH TRUST             BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
      ---------------------        -------------------             ----------------------------------------
Amy R. Doberman**; 38               Vice President and     Ms. Doberman is a senior vice president and general counsel of
                                        Secretary          Mitchell Hutchins. From December 1996 through July 2000, she was general counsel of Aeltus Investment Management, Inc.  Prior to working at Aeltus, Ms. Doberman was a Division of Investment
                                                           Management Assistant Chief Counsel at the SEC.  Ms. Doberman
                                                           is a vice president of 29 investment companies and a vice president and secretary of one investment company for which Mitchell
                                                           Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Joanne M. Kilkeary***; 32           Vice President and     Ms. Kilkeary is a vice president and a manager of the mutual fund
                                   Assistant Treasurer     finance department of Mitchell Hutchins. Ms. Kilkeary is a vice president and assistant treasurer of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

John J. Lee***; 32                  Vice President and     Mr. Lee is a vice president and a manager of the mutual fund
                                   Assistant Treasurer     finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst
                                                           & Young LLP. Mr. Lee is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins,
                                                           PaineWebber or one of their affiliates serves as  investment adviser.

Kevin J. Mahoney***; 35             Vice President and     Mr. Mahoney is a first vice president and a senior manager of the
                                   Assistant Treasurer     mutual fund finance department of Mitchell Hutchins. From August
                                                           1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Prior to August
                                                           1996, he was an associate and assistant treasurer of BlackRock
                                                           Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 30 investment companies for which Mitchell
                                                           Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Ann E. Moran***; 43                 Vice President and     Ms. Moran is a vice president and a manager of the mutual fund
                                   Assistant Treasurer     finance department of Mitchell Hutchins.  Ms. Moran is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Dianne E. O'Donnell**; 48           Vice President and     Ms. O'Donnell is a senior vice president and deputy general counsel
                                   Assistant Secretary     of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 29 investment companies and a vice president and assistant secretary of one investment company for which Mitchell
                                                           Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Paul H. Schubert***; 37             Vice President and     Mr. Schubert is a senior vice president and the director of the
                                        Treasurer          mutual fund finance department of Mitchell Hutchins. Mr. Schubert is a vice president and treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

      NAME AND ADDRESS; AGE        POSITION WITH TRUST             BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
      ---------------------        -------------------             ----------------------------------------
Barney A. Taglialatela***; 39       Vice President and     Mr. Taglialatela is a vice president and a manager of the mutual
                                   Assistant Treasurer     fund finance department of Mitchell Hutchins. Mr. Taglialatela is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Keith A. Weller**; 39               Vice President and     Mr. Weller is a first vice president and senior associate general
                                   Assistant Secretary     counsel of Mitchell Hutchins.   Mr. Weller is a vice president and
                                                           assistant secretary of 30 investment companies for which Mitchell
                                                           Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

-------------
     * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

     ** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

     *** This person's business address is Newport Center III, 499 Washington
         Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.

      + Messrs. Bewkes and Storms and Mrs. Alexander are "interested persons" of the Trust as defined in the Investment Company Act by virtue of their positions with PaineWebber, PW Group and/or Mitchell Hutchins.

         The Trust pays each board member who is not an "interested person" of the Trust $35,000 annually and $5,000 for attending a meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Trustees of the Trust who are "interested persons" of the Trust as defined in the Investment Company Act receive no compensation from the Trust. Because Mitchell Hutchins, the investment advisers and PaineWebber perform substantially all of the services necessary for the operation of the Trust and the funds, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins, an investment adviser or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

         The table below includes certain information relating to the compensation of the current members of the Trust's board who held office with the Trust during the periods indicated.

                               COMPENSATION TABLE+


                                                                                    TOTAL COMPENSATION FROM
                                               AGGREGATE COMPENSATION FROM       THE TRUST AND THE PAINEWEBBER
        NAME OF PERSON, POSITION                       THE TRUST*                      FUND COMPLEX**
        ------------------------                       ----------                      --------------
David J. Beaubien,
    Trustee.................................            $68,750                            $68,750

                                                                                    TOTAL COMPENSATION FROM
                                               AGGREGATE COMPENSATION FROM       THE TRUST AND THE PAINEWEBBER
        NAME OF PERSON, POSITION                       THE TRUST*                      FUND COMPLEX**
        ------------------------                       ----------                      --------------
William W. Hewitt,
    Trustee.................................            $78,750                            $78,750
Morton L. Janklow,
    Trustee.................................            $68,750                            $68,750
William D. White,
    Trustee.................................            $68,750                            $68,750
M. Cabell Woodward, Jr.,
    Trustee.................................            $68,750                            $68,750


--------------------
 + Only independent board members are compensated by the PaineWebber funds and identified above; trustees who are "interested persons", as defined in the Investment Company Act, do not receive compensation from the PaineWebber funds.

 * Represents fees paid to each trustee during the fiscal year ended July 31, 2000. During the fiscal year ended July 31, 2000, Mitchell Hutchins waived a portion of its management fee and subsidized certain operating expenses, including the payment of trustees' fees, with respect to some funds in order to lower the overall expenses of those funds to certain designated levels.

 ** No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.


         PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES. As of November 1, 2000, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of each fund. As of October 31, 2000, the following shareholders were shown in the Trust's records as owning more than 5% of any class of a fund's shares:



                                                                     PERCENTAGE
                                                        OF CLASS P SHARES BENEFICIALLY OWNED
SHAREHOLDER NAME AND ADDRESS*                                  AS OF OCTOBER 31, 2000
-----------------------------                                  ----------------------
PACE INTERMEDIATE FIXED INCOME INVESTMENTS
Chesapeake Hospital Authority Int. Bond Fund
Chesapeake General Hospital                                            6.76%

PACE STRATEGIC FIXED INCOME INVESTMENTS
CHA Foundation
Chesapeake General Hospital                                            5.39%
OBICI Foundation
Attn: William A. Carpenter                                            10.90%


--------------------
 * The shareholders listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.

      INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

         INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment manager and administrator to the Trust pursuant to an Investment Management and Administration Agreement with the Trust ("Management Agreement"). Pursuant to the Management Agreement, Mitchell Hutchins, subject to the supervision of the Trust's board and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the funds, including the purchase, retention, disposition and lending of securities. Mitchell Hutchins is authorized to enter into advisory agreements for investment advisory services ("Advisory Agreements") in connection with the management of the funds. Mitchell Hutchins is responsible for monitoring the investment advisory services furnished pursuant to the Advisory Agreements. Mitchell Hutchins reviews the performance of all investment advisers and makes recommendations to the board with respect to the retention and renewal of Advisory Agreements. In connection therewith, Mitchell Hutchins keeps certain books and records of the Trust. Mitchell Hutchins also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Trust's custodian and its transfer and dividend disbursing agent. The management services of Mitchell Hutchins under the Management Agreement are not exclusive to the Trust, and Mitchell
Hutchins is free to, and does, render management services to others.

         The following table shows the fees earned (or accrued) by Mitchell Hutchins under the Management Agreement and the portions of those fees waived by Mitchell Hutchins for the periods indicated.


                                             ADVISORY AND ADMINISTRATION FEES EARNED        ADVISORY AND ADMINISTRATION FEES
                                                          (OR ACCRUED)                                  WAIVED BY
                                                      BY MITCHELL HUTCHINS                          MITCHELL HUTCHINS
                                                FOR FISCAL YEARS ENDED JULY 31,             FOR FISCAL YEARS ENDED JULY 31,
                                                -------------------------------             -------------------------------
PORTFOLIO                                        2000           1999         1998            2000         1999          1998
---------                                        ----           ----         ----            ----         ----          ----
PACE Money Market
Investments.............................   $  210,048     $  114,410    $  76,176        $210,048     $114,410     $  76,176

PACE Government Securities Fixed
Income Investments......................    1,380,076      1,277,768      916,670          83,618      102,428       135,366

PACE Intermediate Fixed Income
Investments.............................      828,218        740,117      504,134          13,758        1,460         5,372

PACE Strategic Fixed Income
Investments.............................    1,596,218      1,302,736      697,639          84,075       70,795        91,847

PACE Municipal Fixed Income
Investments.............................      329,466        337,795      259,431          23,718       24,086        35,977

PACE Global Fixed Income
Investments.............................      821,382        805,390      599,606         240,342      220,842       209,982

PACE Large Company Value Equity
Investments.............................    2,800,505      2,581,440    1,786,641          16,771        1,732            --

PACE Large Company Growth
Equity Investments......................    3,458,178      2,593,183    1,672,807          22,200        3,823        45,136

PACE Small/Medium Company
Value Equity Investments................    1,574,930      1,458,785    1,384,807          32,450       25,179        11,273

PACE Small/Medium Company
Growth Equity Investments...............    2,495,426      1,704,803    1,328,874          17,105       15,569        43,813

PACE International Equity
Investments.............................    2,227,716      1,615,444    1,163,135           7,642          834            --

PACE International Emerging
Markets Equity Investments..............      991,438        751,091      623,343         222,127      195,575       161,872



         For PACE Money Market Investments, in addition to the advisory and administration fee waiver in the foregoing table, Mitchell Hutchins reimbursed the fund for $59,723 in other expenses.

         In connection with its management of the business affairs of the Trust, Mitchell Hutchins bears the following expenses:

         (1) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of trustees who are not affiliated persons of Mitchell Hutchins or the Trust's investment advisers;

         (2) all expenses incurred, by Mitchell Hutchins or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

         (3) the fees payable to each investment adviser (other than Mitchell Hutchins) pursuant to the Advisory Agreements.

         Under the terms of the Management Agreement, each fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins or the fund's investment adviser. General expenses of the Trust not readily identifiable as belonging to a fund or to the Trust's other series are allocated among series by or under the direction of the board in such manner as the board deems to be fair and equitable. Expenses borne by each fund include the following (or a fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by a fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of a fund by Mitchell Hutchins, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of a fund's shares and the Trust under federal and state securities laws and maintenance of such registration and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the Investment Company Act) of the Trust, Mitchell Hutchins or the investment advisers, (6) all expenses incurred in connection with trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

         Under the Management Agreement, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management Agreement terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the fund.

         The following table shows the approximate net assets as of September 30, 2000, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below:

INVESTMENT CATEGORY                                                NET ASSETS
-------------------                                                  ($MIL)
                                                                     ------
Domestic (excluding Money Market)..........................       $ 9,028.0
Global.....................................................         4,731.0
Equity/Balanced............................................         9,581.4
Fixed Income (excluding Money Market)......................         4,177.6
     Taxable Fixed Income..................................         2,771.5
     Tax-Free Fixed Income.................................         1,406.1
Money Market Funds.........................................        44,187.4


         INVESTMENT ADVISORY ARRANGEMENTS. As noted in the Prospectus, subject to the monitoring of the Manager and, ultimately, the board, each investment adviser manages the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities on behalf of the fund.

         Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Trust upon not more than 60 days' written notice. Each Advisory Agreement may be terminated by Mitchell Hutchins or the investment adviser upon not more than 120 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

         Under the Advisory Agreements, the investment advisers will not be liable for any error or judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the investment advisers in the performance of their duties or from reckless disregard of their duties and obligations thereunder. Each investment adviser has agreed to its fees as described in the Prospectus and which are generally lower than the fees it charges to institutional accounts for which it serves as investment adviser and performs all administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities it has undertaken with respect to the fund. By virtue of the management, monitoring and administrative functions performed by Mitchell Hutchins, and the fact that investment advisers are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, each investment adviser serves in a subadvisory capacity to the fund. Subject to the monitoring by the Manager and, ultimately, the board, each investment adviser's responsibilities are limited to managing the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities on behalf of the fund.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND PACE STRATEGIC FIXED INCOME INVESTMENTS


         Under the Advisory Agreements for these funds with Pacific Investment Management Company LLC ("PIMCO"), Mitchell Hutchins (not the fund) pays PIMCO for its services a fee in the annual amount of 0.225% of the average daily net assets of PACE Government Securities Fixed Income Investments (0.25% prior to October 10, 2000) and 0.25% of the average daily net assets of PACE Strategic Fixed Income Investments. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued investment advisory fees to PIMCO of $492,884, $456,345 and $327,708, respectively for PACE Government Securities Fixed Income Investments and $570,078, $465,263 and $249,156, respectively for PACE Strategic Fixed Income Investments.


         PIMCO, a Delaware limited liability company, is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. PIMCO Advisors' sole general partner is Pacific-Allianz Partners LLC. Pacific-Allianz Partners LLC is a Delaware limited liability company with two members, Allianz GP Sub LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. Allianz GP Sub LLC is a wholly owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly owned subsidiary of Pacific Life Insurance Company, which is a wholly owned subsidiary of Pacific Mutual Holding Company.

         On May 5, 2000 the general partners of PIMCO Advisors closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners, LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer.

         In connection with the closing, Allianz of America entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing, to purchase at a formula-based price all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life. Allianz AG's address is Koniginstrasse 28, D-80802, Munich, Germany.

         Allianz AG, the parent of Allianz of America, is a publicly traded German company which, together with its subsidiaries, comprises the world's second largest insurance company as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. As of June 30, 2000, the Allianz Group (including PIMCO) had assets under management of more than $650 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums.

         Significant institutional shareholders of Allianz AG currently include Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereinsbank. BNP Paribas, Credit Lyonnais, Munich Reinsurance, HypoVereinsbank, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be controlled by or affiliated with these entities, such as DB Alex. Brown LLC, Deutsche Bank Securities, Inc. and Dresdner Klienwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, PACE Government Fixed Income Investments and PACE Strategic Fixed Income Investments generally are precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the funds, the funds' ability to take advantage of market opportunities, or the funds' overall performance.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS


         Under the Advisory Agreement for this fund with Metropolitan West Asset Management, LLC ("MWAM"), Mitchell Hutchins (not the fund) pays MWAM a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $200 million and 0.12% of the fund's average daily net assets above $200 million. Prior to October 10, 2000, Pacific Income Advisers, Inc. was the fund's investment adviser. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued investment advisory fees to the prior investment adviser of $276,073, $246,706, and $168,045, respectively. MWAM is majority-owned by its key executives, with an approximately 40% minority ownership stake held by Metropolitan West Financial, Inc. ("MWF"), a registered investment adviser.

PACE MUNICIPAL FIXED INCOME INVESTMENTS


         Under the Advisory Agreement for this fund with Standish, Ayer & Wood, Inc. ("Standish"), Mitchell Hutchins (not the fund) pays Standish a fee in the annual amount of 0.20% of the fund's average daily net assets up to and including $60 million and 0.15% of the fund's average daily net assets in excess of $60 million. Prior to June 1, 2000, Deutsche Asset Management, Inc. was the fund's investment adviser. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued investment advisory fees to Standish and the prior investment adviser of $109,822, $112,598 and $86,574, respectively.


         Standish is a privately held investment management firm founded in 1933. Edward H. Ladd is the Chairman of the Board of Directors of Standish. Richard S. Wood is President, Chief Executive Officer and a Managing Director of Standish. George W. Noyes is the Vice Chairman and a Managing Director of Standish. Austin C. Smith is the Treasurer of Standish. The following constitute all of the Directors of Standish: Caleb F. Aldrich, David H. Cameron, Maria D. Furman, Raymond J. Kubiak, George W. Noyes, Howard B. Rubin, Thomas P. Sorbo, Ralph S. Tate and Richard S. Wood. All of the outstanding stock of Standish is owned by SAW Trust, a Massachusetts business
trust.   SAW Trust is owned entirely by its twenty-two trustees, all of whom are officers of Standish. Nine of the twenty-two trustees are the Directors of Standish listed above. The remaining thirteen trustee/shareholders are:
Karen K. Chandor, Lavinia B. Chase, W. Charles Cook, Joseph M. Corrado, Richard C. Doll, Dolores S. Driscoll, James E. Hollis III, Edward H. Ladd, Laurence A. Manchester, Catherine A. Powers, Austin C. Smith, David C. Stuehr and Michael W. Thompson. All of the trustee/shareholders of SAW Trust are Standish controlling persons.

PACE GLOBAL FIXED INCOME INVESTMENTS


         Under the current Advisory Agreements for this fund with Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates, Mitchell Hutchins (not the fund) pays Rogge Global Partners a fee in the annual amount of 0.25% of the portion of the fund's average annual net assets that it manages and pays FFTW a fee in the annual amount of 0.25% of the portion of the fund's average daily net assets that it manages up to and including $400 million and 0.20% of the average daily net assets that it manages in excess of $400 million. Prior to October 10, 2000, Rogge Global Partners managed all the fund's assets and was paid by Mitchell Hutchins (not the fund) an annual fee of 0.35% of the fund's average daily net assets. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued investment advisory fees to Rogge Global Partners of $359,355, $352,679 and $262,596, respectively.



         Rogge Global Partners is a wholly owned subsidiary of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed company. UAM is principally engaged through affiliated firms in the United States and abroad in providing institutional investment management services and acquiring institutional management firms like Rogge Global Partners. During the third quarter of 2000, eleven of Rogge Global Partners' senior employees began the process of buying back 30.5% in the aggregate of the firm from UAM, based on a valuation date of December 31, 1999. Those eleven employees, including all six portfolio managers, will initially buy back 18% of Rogge's shares from UAM. An additional 12.5% will be available through an option scheme that ties in the key executives for 7 years (until 2007).



         On June 16, 2000, Old Mutual and OM Acquisition Corp., a Delaware corporation that was formed solely to effect the proposed acquisition of UAM, entered into an Agreement and Plan of Merger ("Merger Agreement") with UAM. Pursuant to the Merger Agreement, which was unanimously approved by the boards of directors of Old Mutual and UAM, OM Acquisition Corp. commenced a tender offer to acquire all of the issued and outstanding common stock of UAM.



         To initiate the transaction, Old Mutual and OM Acquisition Corp. filed a tender offer statement and UAM filed a solicitation/recommendation statement with the SEC. The tender offer price was set at $25 per share in cash and is subject to downward adjustment in certain circumstances, including should UAM's revenues from assets under management decline below a specified level prior to consummation of the offer. Consummation of the tender offer also was subject to customary conditions, including acceptances by holders of a majority of UAM's outstanding shares and receipt of regulatory and client approvals. On September 26, 2000, Old Mutual announced the closure of its tender offer for UAM.

         Following completion of the tender offer, OM Acquisition Corp.
will be merged with and into UAM. Thereafter, OM Acquisition Corp. will cease to exist, and UAM will continue as the surviving corporation and become a direct and wholly owned subsidiary of Old Mutual.


         Old Mutual is a 155-year old international financial services firm that was founded in Cape Town, South Africa, and is now headquartered in London, England. Old Mutual was founded in 1845 principally to provide life insurance policies in South Africa. Today, Old Mutual provides a broad array of financial services to clients in the United Kingdom, in South Africa and other countries in southern Africa, and in other locations principally outside of the United States. Old Mutual, which was founded as a mutual organization, has been a publicly held stock company since the middle of 1999.

         Fischer Francis Trees & Watts, Inc. ("FFTW") is a New York corporation organized in 1972 and is directly owned by Charter Atlantic Corporation, a holding company organized as a New York corporation. The affiliates of FFTW are Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom (sometimes referred to as "FFTW UK"), Fischer Francis Trees & Watts, pte Ltd (Singapore), a Singapore corporation (sometimes referred to as "FFTW (Singapore)") and Fischer Francis Trees & Watts, Ltd Kabushiki Kaisha (Japan), a Japanese corporation (sometimes referred to as "FFTW (Japan)"). FFTW (Singapore) and FFTW (Japan) are wholly owned subsidiaries of FFTW. FFTW UK is 99% owned by FFTW and 1% owned by Fischer Francis Trees & Watts Ltd. which in turn is owned by Charter Atlantic Corporation. FFTW (Japan) will not assume duties as sub-adviser to the fund until it has completed its registration as a registered investment adviser with the SEC.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS


         Under the current Advisory Agreements for this fund with Institutional Capital Corporation ("ICAP"), Westwood Management Corporation ("Westwood") and State Street Global Advisors ("SSgA"), Mitchell Hutchins (not the fund) pays each investment adviser a fee in the annual amount of 0.30% (0.15% for SSgA) of the fund's average daily net assets that it manages. Prior to July 1, 2000, Brinson Partners, Inc. was the fund's sole investment adviser. ICAP and Westwood assumed their fund responsibilities on July 1, 2000 and SSgA assumed its fund responsibilities on October 10, 2000. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued aggregate investment advisory fees to ICAP, Westwood and the fund's previous investment adviser of $1,024,189, $968,040, and $670,717, respectively. Robert H. Lyon, who serves as president, chief investment officer and a director of ICAP owns a 51% controlling interest in ICAP. Westwood is a wholly owned subsidiary of Southwest Securities Group, Inc., a Dallas-based securities firm. SSgA is the investment management division of State Street Bank and Trust Company, which is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.


PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS


         Under the current Advisory Agreements for this fund with Alliance Capital Management L.P. ("Alliance Capital") and State Street Global Advisors ("SSgA"), Mitchell Hutchins (not the fund) pays Alliance a fee in the annual amount of 0.30% and SSgA a fee in the annual amount of 0.15% of the fund's average daily net assets that it manages. Alliance Capital assumed its fund responsibilities on November 10, 1997 and SSgA assumed its fund responsibilities on October 10, 2000. Prior to November 10, 1997, Chancellor LGT Asset Management, Inc. was the fund's sole investment adviser. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued investment advisory fees to Alliance Capital and the prior investment adviser, of $1,296,816, $972,444 and $628,243, respectively.


         SSgA is the investment management division of State Street Bank and Trust Company, which is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.





         In October 1999, Alliance Capital Management Holding L.P. ("Alliance Holding"), reorganized by transferring its business and assets to Alliance Capital Management L.P. ("Alliance Capital"), in exchange for all of the Alliance Capital Units ("Reorganization"). Since the Reorganization, Alliance Capital has conducted the diversified investment management services business conducted by Alliance Holding prior to the Reorganization and Alliance Holding's business has consisted of holding Alliance Capital Units and engaging in related activities. The Alliance Holding Units trade publicly on the New York Stock Exchange while the Alliance Capital Units do not trade publicly and are subject to significant restrictions on transfer.



         Alliance Capital Management L.P. ("ACMLP"), a Delaware limited partnership, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXF"), is the general partner of ACMLP. As of October 2, 2000, AXF, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 53% of the outstanding units of limited partnership interest in ACMLP ("ACMLP Units"). Approximately 29% of the ACMLP Units were beneficially owned by the public and approximately 18% were beneficially owned by employees. AXA, which has operations in approximately 60 countries, holds a 60% interest in AXF.


PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS


         Under the current Advisory Agreements for this fund with Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM"), Mitchell Hutchins (not the fund) pays each of these investment advisers a fee in the annual amount of 0.30% of the fund's average daily net assets that it manages. Prior to October 10, 2000, Ariel and Brandywine Asset Management, Inc. served as investment advisers for the fund's assets and, prior to October 4, 1999, Brandywine was the fund's sole investment adviser. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued aggregate investment advisory fees to Ariel and Brandywine of $590,599, $547,044 and $519,732, respectively. Ariel is an independent subchapter S corporation with a majority of ownership held by its employees. ICM also is an independent subchapter S corporation with a majority of ownership held by its employees. James M. Simmons, founder and chief investment officer of ICM, owns more than 25% of ICM's voting stock.


PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS


         Under the current Advisory Agreement for this fund with Delaware Management Company, Mitchell Hutchins (not the fund) pays Delaware Management Company a fee in the annual amount of 0.40% of the fund's average daily net assets. Prior to December 16, 1998, Westfield Capital Management Company, Inc. was the fund's investment adviser. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued aggregate investment advisory fees to Delaware Management Company and to the prior investment adviser, of $1,247,713, $852,402, and $664,437, respectively. Delaware Management Company is a series of Delaware Management Business Trust, a Delaware business trust. It is a member of Delaware Investments, a subsidiary of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.


PACE INTERNATIONAL EQUITY INVESTMENTS


         Under the current Advisory Agreement for this fund with Martin Currie Inc., Mitchell Hutchins (not the fund) pays Martin Currie Inc. a fee in the annual amount of 0.35% of the fund's average daily net assets up to and including $150 million, 0.30% of the fund's average daily net assets above $150 million up to and including $250 million, 0.25% of the fund's average daily net assets above $250 million up to and including $350 million, and 0.20% of the fund's average daily net assets above $350 million. Prior to October 10, 2000, Mitchell Hutchins (not the fund) paid Martin Currie Inc. a fee for its services under the Advisory Agreement at the annual rate of 0.40% of the fund's average daily net assets. For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued investment advisory fees to Martin Currie Inc. of $990,097, $717,975 and $517,629, respectively. Martin Currie Inc. is a wholly owned subsidiary of Martin Currie Limited, a holding company.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

         Under the current Advisory Agreement for this fund with Schroder Investment Management North America Inc. ("SIMNA"), Mitchell Hutchins (not the fund) pays SIMNA a fee in the annual amount of 0.50% of the fund's average daily net assets. SIMNA is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which engages through its subsidiary firms in the asset management business. SIMNA was the surviving company in a merger with Schroder Capital Management International Inc. (the fund's investment adviser prior to July 1, 1999 and another wholly owned subsidiary of Schroder U.S. Holdings Inc.). For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, Mitchell Hutchins paid or accrued investment advisory fees to SIMNA and its predecessor of $450,653, $341,405 and $283,338, respectively. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroders plc., a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in asset management businesses. In May 2000, Schroders plc sold its worldwide investment banking business to Salomon Smith Barney. Schroders plc retained its asset management business.


         PROCESS FOR SELECTION OF INVESTMENT ADVISERS. In selecting investment advisers for the PACE Portfolios, Mitchell Hutchins, together with PaineWebber, looks for those firms who they believe are best positioned to deliver strong, consistent performance in a particular investment style or market capitalization range, while managing risk appropriately.



         After a thorough initial review of potential advisers, the selection process includes quantitative and qualitative analysis to narrow the list of candidates. The rigorous review, using stringent qualifying standards, incorporates statistical measures of performance, including:

            -         Investment returns over short- and long-term periods
            -         Risk-adjusted performance
            - Performance relative to the market index that serves as the benchmark for the investment style



         The next phase includes office visits and extensive interviews. On the qualitative side, the following areas are examined:

            -         Investment philosophy and discipline
            -         Adherence to investment style
            -         Experience and continuity of key personnel
            -         Client service capabilities
            -         Size and financial stability



         In some instances, it is determined that more competitive and consistent returns can be better achieved by hiring multiple investment advisers for an individual portfolio, each specializing in a particular market segment and management style.



         The final phase is the ongoing monitoring of investment adviser performance to ensure that the standards set by the initial phases remain intact throughout the life of the portfolio. PACE portfolio investment advisers can be considered for replacement if they are judged to no longer meet the standards that led to their original selection. The result of this comprehensive approach is access to an exclusive group of investment advisers, many of whose services would not otherwise be available to investors with less than $10 million to invest.


         SECURITIES LENDING. For the fiscal year ended July 31, 2000, PaineWebber, acting as the funds' lending agent, received compensation from the funds as follows:



              FUND                                                                                  COMPENSATION
              PACE Money Market Investments......................................................      $     0
              PACE Government Securities Fixed Income Investments................................          158
              PACE Intermediate Fixed Income Investments.........................................       54,662
              PACE Strategic Fixed Income Investments...........................................         4,240

              FUND                                                                                  COMPENSATION
              PACE Municipal Fixed Income Investments..........................................              0
              PACE Global Fixed Income Investments.............................................         11,024
              PACE Large Company Value Equity Investments......................................         20,527
              PACE Large Company Growth Equity Investments.....................................         26,547
              PACE Small/Medium Company Value Equity Investments...............................         15,171
              PACE Small/Medium Company Growth Equity Investments..............................         83,313
              PACE International Equity Investments............................................         34,989
              PACE International Emerging Markets Equity Investments...........................          8,171


         PERSONAL TRADING POLICIES. The funds and Mitchell Hutchins (investment manager and principal underwriter for the funds) each have adopted a code of ethics under rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each investment adviser also has adopted a code of ethics under rule 17j-1.

         DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of each fund under a distribution contract with the Trust ("Distribution Contract") that requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the funds. Shares of the funds are offered continuously. Under a dealer agreement between Mitchell Hutchins and PaineWebber relating to each class of shares of the funds ("PW Dealer Agreement"), PaineWebber and its correspondent firms sell the funds' shares. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114 and PaineWebber is located at 1285 Avenue of the Americas, New York, New York 10019-6028. PACE Money Market Investments has only Class P shares established. The other funds have Class A, Class B, Class C, Class Y and Class P shares established.

         Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of each fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), each fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan, each fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, each fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% (0.50% for fixed income funds) of the average daily net assets of the Class C shares. There is no distribution plan with respect to the funds' Class P or Class Y shares and the funds pay no service or distribution fees with respect to these classes of shares.

         Mitchell Hutchins uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by PaineWebber clients. PaineWebber then compensates its Financial Advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts, including related overhead expenses.

         Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

            - Offset the commissions it pays to PaineWebber for selling each fund's Class B and Class C shares, respectively.

            - Offset each fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

         PaineWebber compensates Financial Advisors when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the funds or investors at the time Class B or C shares are bought.

         Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

         The Plans for Class A, Class B and Class C shares and the Distribution Contract specify that each fund must pay service and distribution fees to Mitchell Hutchins as compensation for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses for a fund exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the funds. Annually, the board reviews the Plans and Mitchell Hutchins' corresponding expenses for each class of shares of a fund separately from the Plans and expenses of the other classes of shares of that fund.

         Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose,
(3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of the Trust.

         In reporting amounts expended under the Plans to the board members, Mitchell Hutchins allocates expenses attributable to the sale of each class of a fund's shares to such class based on the ratio of sales of shares of such class to the sales of all other classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.

         In approving the overall Flexible PricingSM system of distribution for each fund, the board considered several factors, including that implementation of Flexible Pricing would permit sales of fund shares outside the PACE Program and would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the funds' shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

         In approving the Class A Plan, the board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to the PW Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

         In approving the Class B Plan, the board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (5) the services provided to the fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to the PW Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

         In approving the Class C Plan, the board considered all the features of the distribution system, including (1) the advantage to investors of having no initial sales charges deducted from fund purchase payments and instead having the entire amount of such purchase payments immediately invested in fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth to the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (5) the services provided to the fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to the PW Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors after Class C shares have been held more than one year without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption after one year following purchase was conditioned upon its expectation of being compensated under the Class C Plan.

         With respect to each Plan, the board considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and management and administration fees that are calculated based upon a percentage of the average net assets of a fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

                              PORTFOLIO TRANSACTIONS

         Decisions to buy and sell securities for a fund other than PACE Money Market Investments are made by the fund's investment adviser, subject to the overall review of Mitchell Hutchins and the board of trustees. Decisions to buy and sell securities for PACE Money Market Investments are made by Mitchell Hutchins as that fund's investment adviser, subject to the overall review of the board of trustees. Although investment decisions for a fund are made independently from those of the other accounts managed by its investment adviser, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by its investment adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the investment adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund.

         Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or markdown. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

         For the periods indicated, the funds paid the brokerage commissions set forth below:




                                                                                  TOTAL BROKERAGE COMMISSIONS
                                                                                  FISCAL YEAR ENDED JULY 31,

FUND                                                                                2000      1999        1998
----
PACE Money Market Investments...................................................$      0     $      0     $       0
PACE Government Securities Fixed Income Investments .................                  0            0             0
PACE Intermediate Fixed Income Investments.................................            0            0             0
PACE Strategic Fixed Income Investments.......................................     7,221        4,297        17,292
PACE Municipal Fixed Income Investments.....................................           0            0             0
PACE Global Fixed Income Investments..........................................         0            0             0
PACE Large Company Value Equity Investments..............................        839,338      336,042       191,304
PACE Large Company Growth Equity Investments..........................           406,265      289,045       422,526
PACE Small/Medium Company Value Equity Investments...............                741,513      715,933       491,524
PACE Small/Medium Company Growth Equity Investments............                  147,922      296,609       303,695
PACE International Equity Investments........................................... 724,608      722,215       441,600
PACE International Emerging Markets Equity Investments.............              611,340      361,372       286,220


         The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Management Agreement and Advisory Agreements authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect portfolio transactions for the funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the last three fiscal years, none of the funds paid any brokerage commissions to PaineWebber, except during the fiscal year ended July 31, 1999, PACE Large Company Growth Equity Investments paid $215 in brokerage commissions to PaineWebber, which represented less than 1% of the total commissions paid by that fund and less than 1% of the aggregate dollar amount of the fund's transactions involving commission payments.

         Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute transactions in futures contracts, including procedures permitting the use of an affiliated FCM, including PaineWebber and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

         In selecting brokers for a fund, its investment adviser will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of the board, Mitchell Hutchins or the applicable investment adviser may cause a fund to purchase and sell portfolio securities through brokers who provide Mitchell Hutchins or the investment adviser with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or the investment adviser, as applicable, determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins or the investment adviser to that fund and its other clients.

         Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

         For the fiscal year ended July 31, 2000, the funds directed portfolio transactions to brokers chosen because they provide research and analysis as indicated below, for which the funds paid the following in brokerage commissions:



                                                                         AMOUNT OF PORTFOLIO          BROKERAGE
FUND                                                                        TRANSACTIONS           COMMISSIONS PAID
----                                                                        ------------           ----------------

PACE Money Market Investments.....................................            $          0            $       0
PACE Government Securities Fixed Income Investments...............                       0                    0
PACE Intermediate Fixed Income Investments........................               1,676,965                  307
PACE Strategic Fixed Income Investments...........................               7,800,000                  851
PACE Municipal Fixed Income Investments...........................                       0                    0
PACE Global Fixed Income Investments..............................                       0                    0
PACE Large Company Value Equity Investments.......................             389,875,806              166,846
PACE Large Company Growth Equity Investments......................              35,934,994               27,439
PACE Small/Medium Company Value Equity Investments...........                   63,281,970              166,846
PACE Small/Medium Company Growth Equity Investments.........                     4,828,196                7,044
PACE International Equity Investments.............................                       0                    0
PACE International Emerging Markets Equity Investments..........                         0                    0



         For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins or a fund's investment adviser seeks best execution. Although Mitchell Hutchins or a fund's investment adviser may receive certain research or execution services in connection with the transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Mitchell Hutchins or a fund's investment adviser may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

         Research services and information received from brokers or dealers are supplemental to the research efforts of Mitchell Hutchins and a fund's investment adviser and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which a fund effects securities transactions may be used by Mitchell Hutchins or the fund's investment adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or a fund's investment adviser by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising a fund.

         Investment decisions for a fund and for other investment accounts managed by Mitchell Hutchins or the applicable investment adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

         The funds will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the fund.

         As of July 31, 2000, the funds owned securities issued by their regular broker-dealers (as defined in Rule 10b-1 under the Investment Company
Act) as follows:


PACE Money Market Investments: Commercial paper of Goldman Sachs Group, Inc. ($986,172); Short-term corporate obligations of Merrill Lynch & Co., Inc. ($1,999,892) and Morgan Stanley Dean Witter & Co. ($2,000,000).



PACE Government Securities Fixed Income Investments: Corporate obligations of Lehman Brothers Holdings Inc. ($2,007,542) and Morgan Stanley Dean Witter & Co. ($1,000,699); repurchase agreement with State Street Bank & Trust Co. ($16,093,000).



PACE Intermediate Fixed Income Investments: Repurchase agreement with State Street Bank & Trust Co. ($2,844,000).



PACE Strategic Fixed Income Investments: Corporate obligations of Goldman Sachs Group, Inc. ($3,251,661), Lehman Brothers Holdings Inc. ($2,308,673) and Morgan Stanley Dean Witter & Co. ($4,497,143); repurchase agreement with State Street Bank & Trust Co. ($2,822,000).



PACE Municipal Fixed Income Investments:  None



PACE Global Fixed Income Investments:  None



PACE Large Company Value Equity Investments: Common stock of Chase Manhattan Corp. ($5,033,344); repurchase agreement with State Street Bank & Trust Co. ($804,000).



PACE Large Company Growth Equity Investments: Common stock of Chase Manhattan Corp. ($9,122,625), Merrill Lynch & Co., Inc. ($2,068,000) and Morgan Stanley Dean Witter & Co. ($13,486,750).



PACE Small/Medium Company Value Equity Investments: Repurchase agreement with State Street Bank & Trust Co. ($11,103,000).



PACE Small/Medium Company Growth Equity Investments: Repurchase agreement with State Street Bank & Trust Co. ($12,966,000).



PACE International Equity Investments: Repurchase agreement with State Street Bank & Trust Co. ($7,214,000).



PACE International Emerging Markets Equity Investments: Repurchase agreement with State Street Bank & Trust Co ($558,000).


         PORTFOLIO TURNOVER. PACE Money Market Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the fund. The other funds do not intend to seek profits through short-term trading. Nevertheless, the funds will not consider portfolio turnover rate as a limiting factor in making investment decisions.

         A fund's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, a fund authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a fund's securities that are included in the computation of turnover were replaced once during a period of one year.

         Certain other practices that may be employed by a fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.


         Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a fund's shares as well as by requirements that enable the fund to receive favorable tax treatment. PACE Large Company Value Equity Investments experienced an increase in portfolio turnover during the fiscal year ended July 31, 2000 due to the restructuring of the portfolio to reflect the investment styles of the fund's new investment advisers.


         The following table sets forth the portfolio turnover rates for each fund for the periods indicated:




                                                                                  PORTFOLIO TURNOVER RATES
                                                                             ----------------------------------
                                                                             FISCAL YEAR          FISCAL YEAR
                                                                                 ENDED                ENDED
FUND                                                                         JULY 31, 2000        JULY 31, 1999
                                                                             -------------        -------------
PACE Money Market Investments..............................................     N/A                  N/A
PACE Government Securities Fixed Income Investments........................    585%                 418%
PACE Intermediate Fixed Income Investments.................................     88%                  89%
PACE Strategic Fixed Income Investments....................................    391%                 202%
PACE Municipal Fixed Income Investments....................................     33%                  11%
PACE Global Fixed Income Investments.......................................    170%                 226%
PACE Large Company Value Equity Investments................................    195%                  40%
PACE Large Company Growth Equity Investments...............................     59%                  43%
PACE Small/Medium Company Value Equity Investments.........................     83%                  57%
PACE Small/Medium Company Growth Equity Investments........................     81%                 102%
PACE International Equity Investments......................................     72%                  89%
PACE International Emerging Markets Equity Investments.....................    115%                  66%


          REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                            INFORMATION AND OTHER SERVICES

         WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

            - Purchase shares through a variable annuity offered only
              to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed l% of the amount invested;

            - Acquire shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For

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

              subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

            - Acquire shares in connection with a reorganization
              pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

            - Acquire shares in connection with the disposition of
              proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

         In addition, reduced sales charges on Class A shares are available through the combined purchase plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

         COMBINED PURCHASE PRIVILEGE -- CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the tables of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

         An "eligible group of related fund investors" can consist of any combination of the following:

        (a)      an individual, that individual's spouse, parents and children;

        (b)      an individual and his or her individual retirement account
                 ("IRA");

        (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

        (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

        (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

        (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

        (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

        (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

         RIGHTS OF ACCUMULATION -- CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted

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

to purchase Class A shares of the funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

         REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes --Special Rule for Class A Shareholders," below.

         WAIVERS OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

         PURCHASES OF CLASS A SHARES THROUGH THE PAINEWEBBER INSIGHTONE-SM-PROGRAM. Investors who purchase shares through the PaineWebber InsightOne-SM-Program are eligible to purchase Class A shares without a sales load. The PaineWebber InsightOne-SM- Program offers a nondiscretionary brokerage account to investors for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.



         PURCHASES OF CLASS Y SHARES THROUGH THE PACE-SM- MULTI ADVISOR PROGRAM. An investor who participates in the PACE-SM- Multi Advisor Program is eligible to purchase Class Y shares. The PACE-SM- Multi Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE-SM- Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your PaineWebber Financial Advisor or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE-SM-Multi Advisor Program.


         ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of a PACE fund may be exchanged for shares of the corresponding class of other PACE funds. Class P and Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

         If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

         The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.

         SERVICE ORGANIZATIONS. A fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service organizations. A fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

         AUTOMATIC INVESTMENT PLAN. PaineWebber offers an automatic investment plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the funds' Class A, Class B or Class C shares. For Class P shares, an automatic investment plan is available to certain shareholders who may authorized PaineWebber to place a purchase order each month or quarter for fund shares in an amount not less than $500 per month or quarter.

         For Class P shareholders, the purchase price is paid automatically from cash held in the shareholder's PaineWebber brokerage account through the automatic redemption of the shareholder's shares of a PaineWebber money market fund or through the liquidation of other securities held in the investor's PaineWebber brokerage account. If the PACE Program assets are held in a PaineWebber Resource Management Account(R) ("RMA(R)") account, the shareholder may arrange for preauthorized automatic fund transfer on a regular basis, from the shareholder's bank account to the shareholder's RMA account. Shareholders may utilize this service in conjunction with the automatic investment plan to facilitate regular PACE investments. This automatic fund transfer service, however, is not available for retirement plan shareholders. For participants in the PACE(R) Multi Advisor Program, amounts invested through the automatic investment plan will be invested in accordance with the participant's benchmark allocation. If sufficient funds are not available in the participant's account on the trade date to purchase the full amount specified by the participant, no purchase will be made.

         In addition to providing a convenient and disciplined manner of investing, participation in an automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same amount each month, the shareholder will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels. An investor should also consider whether a single, large investment in Class B or Class C shares would qualify for Class A sales load reductions.

         For further information about an automatic investment plan, the RMA account or the automatic funds transfer service, shareholders should contact their PaineWebber Financial Advisor.

         AUTOMATIC REDEMPTION PLAN -- CLASS P SHARES. Investors in Class P shares may have PaineWebber redeem a portion of their shares in the PACE Program (or the PACE(R) Multi-Advisor Program) monthly or quarterly under the automatic redemption plan. Quarterly redemptions are made in March, June, September and December. The amount to be redeemed must be at least $500 per month or quarter. Purchases of additional shares of a fund concurrent with redemption are ordinarily disadvantageous to shareholders because of tax liabilities. For retirement plan shareholders, special limitations apply. For further information regarding the automatic redemption plan, shareholders should contact their PaineWebber Financial Advisors.

         SYSTEMATIC WITHDRAWAL PLAN -- CLASS A, CLASS B AND CLASS C SHARES. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

            - Class A and Class C shares.  Minimum value of fund
              shares is $5,000; minimum withdrawals of $100.


            -  Class B shares. Minimum value of fund shares is
              $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

         Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

         An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, PaineWebber will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber Financial Advisors, correspondent firms or PFPC at 1-800-647-1568.

         TRANSFER OF ACCOUNTS. If investors holding Class A, Class B, Class C or Class Y shares of a fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

         INDIVIDUAL RETIREMENT ACCOUNTS. A Self-Directed IRA is available through PaineWebber through which investments may be made in Class P shares of the funds, as well as in other investments available through PaineWebber. The minimum initial investment in this IRA is $10,000. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN-SM-;
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(R) (RMA)(R)

         Class A, Class B, Class C and Class Y shares of PaineWebber mutual funds, including the PACE funds (each a "PW Fund" and, collectively, the "PW Funds"), are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

         To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

         The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

         PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time. An investor should also consider whether a single, large investment in Class B or Class C shares would qualify for Class A sales load reductions.

         PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

            - monthly Premier account statements that itemize all
              account activity, including investment transactions, checking activity and Platinum MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

            - comprehensive year-end summary statements that
              provide information on account activity for use in tax planning and tax return preparation;

            - automatic "sweep" of uninvested cash into the RMA
              accountholder's choice of one of the six RMA money market funds-RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

            - check writing, with no per-check usage charge, no
              minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

            - Platinum MasterCard(R), with or without a line of
              credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide.

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

              Purchases on the Platinum MasterCard(R) are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

            - unlimited electronic funds transfers and a bill
              payment service for an additional fee;

            - 24-hour access to account information through
              toll-free numbers, and more detailed personal assistance during business hours from the RMA
              Service Center;

            - expanded account protection for the net equity
              securities balance in the event of the liquidation of PaineWebber. This protection does not apply to shares of funds that are held at PFPC and not through PaineWebber; and

            - automatic direct deposit of checks into your RMA
              account and automatic withdrawals from the account.

         The annual account fee for an RMA account is $85, which includes the Platinum MasterCard(R), with an additional fee of $40 if the investor selects an optional line of credit with the Platinum MasterCard(R).

                               CONVERSION OF CLASS B SHARES

         Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

         The conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition will not continue to be met.

                               VALUATION OF SHARES

         Each fund normally determines its net asset value per share as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Securities that are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on that day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by a fund's investment adviser as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation, other than short-term investments that mature in 60 days or less.

         Where market quotations are readily available, bonds held by the funds (other than PACE Money Market Investments) are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of a fund's investment adviser, the fair value of the securities. Where those market quotations are not readily available, bonds are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the board.

         It should be recognized that judgment often plays a greater role in valuing thinly traded securities and lower rated bonds than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

         All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by a fund's custodian. Foreign currency exchange rates are generally determined prior to the close of regular trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the New York Stock Exchange, which events would not be reflected in the computation of a fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the board. The foreign currency exchange transactions of the funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by less than one-tenth of one percent due to the costs of converting from one currency to another.

         PACE MONEY MARKET INVESTMENTS. PACE Money Market Investments values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under that Rule relating to its investments. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

         The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for PACE Money Market Investments, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. PACE Money Market Investments will maintain a dollar weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 397 calendar days (as calculated under Rule 2a-7) and except that securities subject to repurchase agreements may have maturities in excess of 397 calendar days. PACE Money Market Investments will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality and that the trustees determine present minimal credit risks as advised by Mitchell Hutchins and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

         In determining the approximate market value of portfolio instruments, the Trust may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                                 PERFORMANCE INFORMATION

         Each fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in a fund's Performance Advertisements are calculated according to the following formula:



           P(1 + T)n         = ERV
where:         P             = a hypothetical initial payment of $1,000 to purchase shares of a fund
               T             = average annual total return of shares of that fund
               N             = number of years
              ERV            = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the maximum sales charge of 4.5% (4.0% for fixed income funds) is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

         Each fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). A fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.


         The following tables show performance information for Class P shares of the funds outstanding during the periods indicated. All returns for periods of more than one year are expressed as an average total return. The standardized return for Class P shares reflects the maximum annual program fee of 1.50% for participants in the PACE Select Advisors program.

                      PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

CLASS                                            CLASS P
(INCEPTION DATE)                                (08/24/95)

Year ended July 31, 2000:
         Standardized Return...............              4.77%
         Non-Standardized Return.........                6.36%
Inception to July 31, 2000:
         Standardized Return...............              4.56%
         Non-Standardized Return.........                6.14%



                     PACE INTERMEDIATE FIXED INCOME INVESTMENTS


CLASS                                            CLASS P
(INCEPTION DATE)                                (08/24/95)

Year ended July 31, 2000:
         Standardized Return...............              3.18%
         Non-Standardized Return.........                4.74%
Inception to July 31, 2000:
         Standardized Return...............              3.62%
         Non-Standardized Return.........                5.18%



                    PACE STRATEGIC FIXED INCOME INVESTMENTS


CLASS                                            CLASS P
(INCEPTION DATE)                                (08/24/95)

Year ended July 31, 2000:
         Standardized Return...............              3.52%
         Non-Standardized Return.........                5.08%
Inception to July 31, 2000:
         Standardized Return...............              5.11%
         Non-Standardized Return.........                6.70%


                     PACE MUNICIPAL FIXED INCOME INVESTMENTS


CLASS                                            CLASS P
(INCEPTION DATE)                                (08/24/95)

Year ended July 31, 2000:
         Standardized Return...............              0.85%
         Non-Standardized Return.........                2.37%
Inception to July 31, 2000:
         Standardized Return...............              3.33%
         Non-Standardized Return.........                4.89%


                     PACE GLOBAL FIXED INCOME INVESTMENTS

CLASS                                            CLASS P
(INCEPTION DATE)                                (08/24/95)

Year ended July 31, 2000:
         Standardized Return...............            (6.39)%
         Non-Standardized Return.........              (4.97)%
Inception to July 31, 2000:
         Standardized Return...............              1.73%
         Non-Standardized Return.........                3.27%




                   PACE LARGE COMPANY VALUE EQUITY INVESTMENTS


CLASS                                            CLASS P
(INCEPTION DATE)                                (08/24/95)

Year ended July 31, 2000:
         Standardized Return...............           (16.01)%
         Non-Standardized Return.........             (14.74)%
Inception to July 31, 2000:
         Standardized Return...............             11.67%
         Non-Standardized Return.........               13.36%




                  PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS


CLASS                                            CLASS P
(INCEPTION DATE)                                (08/24/95)

Year ended July 31, 2000:
         Standardized Return...............             16.00%
         Non-Standardized Return.........               17.76%
Inception to July 31, 2000:
         Standardized Return...............             21.96%
         Non-Standardized Return.........               23.80%



                 PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS


CLASS                                            CLASS P
(INCEPTION DATE)                                (08/24/95)

Year ended July 31, 2000:
         Standardized Return...............           (11.92)%
         Non-Standardized Return.........             (10.59)%
Inception to July 31, 2000:
         Standardized Return...............              6.37%
         Non-Standardized Return.........                7.98%


                 PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS


CLASS                                            CLASS P
(INCEPTION DATE)                                (08/24/95)

Year ended July 31, 2000:
         Standardized Return...............             59.89%
         Non-Standardized Return.........               62.30%
Inception to July 31, 2000:
         Standardized Return...............             22.95%
         Non-Standardized Return.........               24.81%



                       PACE INTERNATIONAL EQUITY INVESTMENTS


CLASS                                            CLASS P
(INCEPTION DATE)                                (08/24/95)

Year ended July 31, 2000:
         Standardized Return...............             13.20%
         Non-Standardized Return.........               14.91%
Inception to July 31, 2000:
         Standardized Return...............             10.87%
         Non-Standardized Return.........               12.55%



           PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS


CLASS                                            CLASS P
(INCEPTION DATE)                                (08/24/95)

Year ended July 31, 2000:
         Standardized Return...............            (1.51)%
         Non-Standardized Return.........              (0.02)%
Inception to July 31, 2000:
         Standardized Return...............            (1.08)%
         Non-Standardized Return.........                0.42%

         YIELD. Yields used in a fund's Performance Advertisements, except for those given for PACE Money Market Investments, are calculated by dividing the fund's interest and dividend income attributable to the fund's shares for a 30-day period ("Period"), net of expenses attributable to such fund, by the average number of shares of such fund entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:



  YIELD                = 2 [( a-b/cd +1 )6 - 1 ]
  where: a             = interest earned during the Period attributable to a fund
         b             = expenses accrued for the Period attributable to a fund (net of reimbursements)
         C             = the average daily number of shares of a fund
                         outstanding during the Period that were entitled to
                         receive dividends
         D             = the net asset value per share on the last day of the Period

         Except as noted below, in determining interest and dividend income earned during the Period (a variable in the above formula), a fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the fund. Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable "d" in the above formula), the fund's current maximum 4.5% (4.0% for fixed income funds) initial sales charge on Class A shares is included.


         The following table shows the yield for Class P shares of certain funds for the 30-day period ended July 31, 2000:




FUND                                                                                                  YIELD
----                                                                                                  -----
PACE Government Securities Fixed Income Investments............................................       6.51%
PACE Intermediate Fixed Income Investments.....................................................       5.91%
PACE Strategic Fixed Income Investments........................................................       5.97%
PACE Municipal Fixed Income Investments........................................................       4.53%
PACE Global Fixed Income Investments...........................................................       3.94%


         PACE Money Market Investments computes its 7-day current yield and its 7-day effective yield quotations using standardized methods required by the SEC. Each fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:


                     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] - 1

         PACE Municipal Fixed Income Investments from time to time also advertises its tax-equivalent yield and tax-equivalent effective yield, also based on a recently ended seven-day period. These quotations are calculated by dividing that portion of the fund's yield (or effective yield, as the case may be) that is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the fund's yield that is not tax-exempt, according to the following formula:

         TAX EQUIVALENT YIELD =  (    E    )
                                 ( - - - - )  + t
                                 (  1 - p  )

         E = tax-exempt yield of a class of shares

         p = stated income tax rate

         t = taxable yield of a Class of shares


         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield. The funds may also advertise non-standardized yields calculated in a manner similar to that described above, but for different time periods (E.G., one-day yield, 30-day yield).


         PACE Money Market Investments' yield and effective yield for the seven-day period ended July 31, 2000 were 6.16% and 6.35%, respectively.


         OTHER INFORMATION. In Performance Advertisement, each fund may compare its Standardized Return and/or NonStandardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Services ("Wiesenberger"), Investment Company Data, Inc. ("ICD"), or Morningstar Mutual Funds ("Morningstar") or with the performance of appropriate recognized stock and other indices, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, other Wilshire Associates equities indices, Frank Russell Company equity indices, the Morgan Stanley Capital International Perspective Indices, the Salomon Smith Barney World Government bond indices, the Lehman Brothers Bond indices, Municipal Bond Buyers Indices, 90 day Treasury Bills, 30-year and 10-year U.S. Treasury Bonds and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of a fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST AND THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

         Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, a fund may also provide additional information with respect to the ranking, such as the particular category to which it relates, the number of funds in the category, the criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

         Each fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a fund investment are reinvested by being paid in additional fund shares, any future income or capital appreciation of the fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of the fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

         The funds may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the funds' performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the funds are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The debt securities held by the funds generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term debt securities. An investment in any fund involves greater risks than an investment in a CD, and an investment in any fund other than PACE Money Market Investments involves greater risks than an investment in a money market fund.

         Each fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.

[GRAPHIC OMITTED]

[PLOT POINTS]

DC-336967.03

                                            IBBOTSON CHART PLOT POINTS

                      Chart showing performance of S&P 500, long-term U.S. government bonds,
                                Treasury Bills and inflation from 1925 through 1999
    YEAR            COMMON STOCKS             LONG-TERM GOV'T BONDS              INFLATION/CPI           TREASURY BILLS
    1925                $10,000                       $10,000                         $10,000                  $10,000
    1926                $11,162                       $10,777                          $9,851                  $10,327
    1927                $15,347                       $11,739                          $9,646                  $10,649
    1928                $22,040                       $11,751                          $9,553                  $11,028
    1929                $20,185                       $12,153                          $9,572                  $11,552
    1930                $15,159                       $12,719                          $8,994                  $11,830
    1931                 $8,590                       $12,044                          $8,138                  $11,957
    1932                 $7,886                       $14,073                          $7,300                  $12,072
    1933                $12,144                       $14,062                          $7,337                  $12,108
    1934                $11,969                       $15,472                          $7,486                  $12,128
    1935                $17,674                       $16,243                          $7,710                  $12,148
    1936                $23,669                       $17,464                          $7,803                  $12,170
    1937                $15,379                       $17,504                          $8,045                  $12,207
    1938                $20,165                       $18,473                          $7,821                  $12,205
    1939                $20,082                       $19,570                          $7,784                  $12,208
    1940                $18,117                       $20,761                          $7,859                  $12,208
    1941                $16,017                       $20,955                          $8,622                  $12,216
    1942                $19,275                       $21,629                          $9,423                  $12,248
    1943                $24,267                       $22,080                          $9,721                  $12,291
    1944                $29,060                       $22,702                          $9,926                  $12,332
    1945                $39,649                       $25,139                         $10,149                  $12,372
    1946                $36,449                       $25,113                         $11,993                  $12,416
    1947                $38,529                       $24,454                         $13,073                  $12,478
    1948                $40,649                       $25,285                         $13,426                  $12,580
    1949                $48,287                       $26,916                         $13,184                  $12,718
    1950                $63,601                       $26,932                         $13,948                  $12,870
    1951                $78,875                       $25,873                         $14,767                  $13,063
    1952                $93,363                       $26,173                         $14,898                  $13,279
    1953                $92,439                       $27,125                         $14,991                  $13,521
    1954               $141,084                       $29,075                         $14,916                  $13,638
    1955               $185,614                       $28,699                         $14,972                  $13,852
    1956               $197,783                       $27,096                         $15,400                  $14,193
    1957               $176,457                       $29,117                         $15,866                  $14,639
    1958               $252,975                       $27,342                         $16,145                  $14,864
    1959               $283,219                       $26,725                         $16,387                  $15,303
    1960               $284,549                       $30,407                         $16,629                  $15,711
    1961               $361,060                       $30,703                         $16,741                  $16,045
    1962               $329,545                       $32,818                         $16,946                  $16,483
    1963               $404,685                       $33,216                         $17,225                  $16,997
    1964               $471,388                       $34,381                         $17,430                  $17,598
    1965               $530,081                       $34,625                         $17,765                  $18,289
    1966               $476,737                       $35,889                         $18,361                  $19,159
    1967               $591,038                       $32,594                         $18,920                  $19,966
    1968               $656,415                       $32,509                         $19,814                  $21,005
    1969               $600,590                       $30,860                         $21,024                  $22,388
    1970               $624,653                       $34,596                         $22,179                  $23,849
    1971               $714,058                       $39,173                         $22,924                  $24,895
    1972               $849,559                       $41,400                         $23,706                  $25,851
    1973               $725,003                       $40,942                         $25,792                  $27,643
    1974               $533,110                       $42,725                         $28,939                  $29,855
    1975               $731,443                       $46,653                         $30,969                  $31,588
    1976               $905,842                       $54,470                         $32,458                  $33,193
    1977               $840,766                       $54,095                         $34,656                  $34,893
    1978               $895,922                       $53,458                         $37,784                  $37,398
    1979             $1,061,126                       $52,799                         $42,812                  $41,279
    1980             $1,405,137                       $50,715                         $48,120                  $45,917
    1981             $1,336,161                       $51,657                         $52,421                  $52,671
    1982             $1,622,226                       $72,507                         $54,451                  $58,224
    1983             $1,987,451                       $72,979                         $56,518                  $63,347
    1984             $2,111,991                       $84,274                         $58,753                  $69,586
    1985             $2,791,166                      $110,371                         $60,968                  $74,960
    1986             $3,306,709                      $137,446                         $61,657                  $79,580
    1987             $3,479,675                      $133,716                         $64,376                  $83,929
    1988             $4,064,583                      $146,650                         $67,221                  $89,257
    1989             $5,344,555                      $173,215                         $70,345                  $96,728
    1990             $5,174,990                      $183,924                         $74,640                 $104,286
    1991             $6,755,922                      $219,420                         $76,927                 $110,121
    1992             $7,274,115                      $237,092                         $79,159                 $113,982
    1993             $8,000,785                      $280,339                         $81,334                 $117,284
    1994             $8,105,379                      $258,556                         $83,510                 $121,862
    1995            $11,139,184                      $340,435                         $85,630                 $128,680
    1996            $13,709,459                      $337,265                         $88,475                 $135,381
    1997            $18,272,762                      $390,735                         $89,897                 $142,496
    1998            $23,495,420                      $441,777                         $91,513                 $149,416
    1999            $28,456,286                      $402,177                         $93,998                 $156,414

----------------------

Source: Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM) Ibbotson Assoc., Chi. (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).


The chart is shown for illustrative purposes only and does not represent any fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500 Index, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.



                                         TAXES

         BACKUP WITHHOLDING. Each fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or PaineWebber with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

         SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis for the shares. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

         CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.

         CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, net short-term capital gain and, for some funds, net gain from certain foreign currency transactions). (PACE Municipal Fixed Income Investments must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code.) In addition to this "Distribution Requirement," a fund must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" as described below under "Taxes -- Information about PACE Municipal Fixed Income Investments" and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         OTHER INFORMATION. Dividends and other distributions the fund declares in October, November or December of any year that are payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

         A portion of the dividends (whether paid in cash or in additional fund shares) from the investment company taxable income of funds that invest in equity securities of corporations may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends received by the fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

         If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

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         Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         Each fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or
(2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax) even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

         Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

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         Certain futures and foreign currency contracts in which a fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

         Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

         Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (I.E., a straddle of which at least one, but not all, positions are section 1256 contracts).

         When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

         If a fund has an "appreciated financial position"-- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to

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

the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

         A fund that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-protected securities ("TIPS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         INFORMATION ABOUT PACE MUNICIPAL FIXED INCOME INVESTMENTS. Dividends paid by PACE Municipal Fixed Income Investments will qualify as "exempt-interest dividends," and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the fund intends to continue to satisfy this requirement. The aggregate dividends designated as exempt-interest dividends for any year by the fund may not exceed its net tax-exempt income for the year. Shareholders' treatment of dividends from the fund under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code. Investors should consult their tax advisers concerning this matter.

         Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the fund still would be tax-exempt to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

         If fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         If the fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to the interest earned thereon will be taxable to the fund's shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The

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

respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

         The fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

                                 OTHER INFORMATION

         DELAWARE BUSINESS TRUST. The Trust is an entity of the type commonly known as a Delaware business trust. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

         In the event any of the initial shares of a fund are redeemed during the five-year amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized deferred organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

         CLASSES OF SHARES. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B, C, P and Y shares will differ.

         VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the funds as a group may elect all of the trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

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         The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of 10% of the outstanding shares of the Trust.

         CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A, Class P or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

         PRIOR NAMES. Prior to December 1, 1997, the Trust's name was "Managed Accounts Services Portfolio Trust."

         CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for each fund and employs foreign sub-custodians approved by the board in accordance with applicable requirements under the Investment Company Act to provide custody of the funds' foreign assets. PFPC, a subsidiary of PNC Bank, N.A., serves as each fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

         COUNSEL. The law firm Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019 serves as counsel to the Trust. Willkie Farr & Gallagher also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

         AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Trust.

                                 FINANCIAL STATEMENTS

         The Trust's Annual Report to Shareholders for its fiscal year ended July 31, 2000 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by this reference into the SAI.

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APPENDIX
                                   RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

         AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; BAA. Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through CAA. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

         AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC,
C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued;
D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         CI. The rating CI is reserved for income bonds on which no interest is being paid.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         R. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         PRIME-1. Issuers assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:
Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2. Issuers assigned this rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3. Issuers assigned this rating have an acceptable capacity for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME. Issuers assigned this rating do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

         A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation. C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

         AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; BAA. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through CAA. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P MUNICIPAL DEBT RATINGS

         AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C, D. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued;
D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         CI. The rating CI is reserved for income bonds on which no interest is being paid.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM OBLIGATIONS

There are three categories for short-term obligations that define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 (best quality) through MIG-3. Short-term obligations of speculative quality are designated SG.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of a VRDO is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. Aaa/NR or NR/VMIG 1.

MIG ratings terminate at the retirement of the obligation, while a VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group. MIG-3/VMIG-3. This designation denotes favorable quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. SG. This designation denotes speculative quality. Debt Instruments in this category lack margins of protection.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS:

A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making the assessment.

--Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

--Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1. Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation. SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes. SP-3. Speculative capacity to pay principal and interest.

DESCRIPTION OF SHORT-TERM DEBT COMMERCIAL PAPER RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1. Issuers (or supporting institutions) assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2. Issuers (or supporting institutions) assigned this rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3. Issuers (or supporting institutions) assigned this rating have an acceptable capacity for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME. Issuers assigned this rating do not fall within any of the Prime rating categories.

Commercial paper rated by S&P have the following characteristics:

         A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation. C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR
REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF
ADDITIONAL INFORMATION.  THE FUNDS AND THEIR DISTRIBUTOR
HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH
INFORMATION THAT IS DIFFERENT.  THE PROSPECTUS AND THIS
STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO
SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE
FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE
SHARES.
                      ------------
                                                        PaineWebber PACE
                                                   Select Advisors Trust

                                          -----------------------------------


                                          Statement of Additional Information

                                                    November , 2000
                                          -----------------------------------



-C- 2000 PaineWebber Incorporated. All rights reserved.

                            PART C. OTHER INFORMATION

Item 23. EXHIBITS

         (1)      (a)      Certificate of Business Trust effective September 9,
                           1994 1/

                  (b)      Amended and Restated Trust Instrument 2/


         (2)      Amended and Restated By-Laws 2/


         (3) Instruments defining the rights of holders of Registrant's shares of beneficial interest 3/


         (4)      (a)      Investment Management and Administration Agreement 4/


                  (b) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Government Securities Fixed Income Investments dated as of October 10, 2000 2/


                  (c) Sub-Advisory Agreement with Metropolitan West Asset Management LLC with respect to PACE Intermediate Fixed Income Investments dated as of October 10, 2000 2/


                  (d) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Strategic Fixed Income Investments dated as of May 5, 2000 2/


                  (e) Sub-Advisory Agreement with Standish, Ayer & Wood, Inc. with respect to PACE Municipal Fixed Income Investments dated as of October 10, 2000 2/


                  (f) Sub-Advisory Agreement with Rogge Global Partners plc with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/


                  (g) Sub-Advisory Agreement with Fischer Francis Trees & Watts, Inc. with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/


                  (h) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Value Equity Investments dated as of October 10, 2000 2/


                  (i) Sub-Advisory Agreement with Institutional Capital Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/


                  (j) Sub-Advisory Agreement with Westwood Management Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/


                  (k) Sub-Advisory Agreement with Alliance Capital Management L.P. with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/


                  (l) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/


                  (m) Sub-Advisory Agreement with Ariel Capital Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 4, 1999 1/

                  (n) Sub-Advisory Agreement with ICM Asset Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 10, 2000 2/


                  (o) Sub-Advisory Agreement with Delaware Management Company with respect to PACE Small/Medium Company Growth Equity Investments dated as of December 16, 1996 6/


                  (p) Sub-Advisory Agreement with Martin Currie Inc. with respect to PACE International Equity Investments dated as of October 10, 2000 (filed herewith)


                  (q) Sub-Advisory Agreement with Schroder Investment Management North America Inc. with respect to PACE International Emerging Markets Equity Investments dated as of June 15, 1995 4/


         (5)      (a)      Distribution Contract 2/


                  (b)      Dealer Agreement 2/

         (6)      Bonus, profit sharing or pension plans - none

         (7)      Custodian Agreement 1/

         (8)      Transfer Agency Agreement 5/


         (9) Opinions and consents of Counsel on legality of shares (filed herewith)


         (10) Other opinions, appraisals, rulings and consents: Auditors' consent (filed herewith)

         (11)     Financial Statements omitted from prospectus - none

         (12)     Letter of investment intent 7/

         (13)     Plan pursuant to Rule 12b-1

                  (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares 2/


                  (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 2/


                  (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 2/


         (14)     Plan pursuant to Rule 18f-3 2/

         (15)     Code of Ethics

                  (a) Code of Ethics for Registrant and Mitchell Hutchins Asset Management Inc. (manager and principal distributor) 8/


                  (b) Code of Ethics for Pacific Investment Management Company LLC 9/


                  (c) Code of Ethics for Metropolitan West Asset Management LLC 10/


                  (d) Code of Ethics for Standish, Ayer & Wood, Inc. (filed herewith)


                  (e) Code of Ethics for Rogge Global Partners plc (filed herewith)


                  (f) Code of Ethics for Fischer Francis Trees & Watts, Inc. and its affiliates (filed herewith)


                  (g)      Code of Ethics for State Street Global Advisors 11/


                  (h)      Code of Ethics for Institutional Capital Corporation
                           11/


                  (i)      Code of Ethics for Westwood Management Corporation
                           11/


                  (j)      Code of Ethics for Alliance Capital Management L.P.
                           12/

                  (k)      Code of Ethics for Ariel Capital Management, Inc. 9/


                  (l)      Code of Ethics for ICM Asset Management, Inc. 9/


                  (m)      Code of Ethics for Delaware Management Company 13/


                  (n) Code of Ethics for Martin Currie Inc. (filed herewith)


                  (o) Code of Ethics for Schroder Investment Management North America Inc. 10/


         (16) Powers of Attorney for Ms. Alexander and Messrs. Beaubien, Bewkes, Hewitt, Janklow, Storms, White and Woodward 14/


-----------------

1/ Incorporated by reference from Post-Effective Amendment No. 8 to registration statement, SEC File No. 33-87254, filed December 1, 1999.


2/ Incorporated by reference from Registrant's N-14 registration statement for the series designated PACE Intermediate Fixed Income Investments, SEC 333-49052, filed November 1, 2000.

3/ Incorporated by reference from Articles IV, VI, IX and X of Registrant's Trust Instrument and from Articles V and IX of Registrant's By-Laws.

4/ Incorporated by reference from Post-Effective Amendment No. 1 to registration statement, SEC File No. 33-87254, filed February 23, 1996.


5/ Incorporated by reference from Post-Effective Amendment No. 2 to registration statement, SEC File No. 33-87254, filed October 16, 1996.


6/ Incorporated by reference from Post-Effective Amendment No. 4 to registration statement, SEC File No. 33-87254, filed November 13, 1997.


7/ Incorporated by reference from Registrant's N-1A registration statement, SEC File No. 33-87254, filed June 19, 1995.


8/ Incorporated by reference from Post-Effective Amendment No. 29 to registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed June 27, 2000.


9/ Incorporated by reference from Post-Effective Amendment No. 27 to the registration statement of PaineWebber Securities Trust, SEC File No. 33-55374, filed October 31, 2000.


10/ Incorporated by reference from Post-Effective Amendment No. 68 to the registration statement of PaineWebber Managed Investments Trust, SEC File No. 2-91362, filed October 31, 2000.


11/ Incorporated by reference from Post-Effective Amendment No. 46 to the registration statement of PaineWebber America Fund, SEC File No. 2-78626, filed October 31, 2000.

12/ Incorporated by reference from Post-Effective Amendment No. 42 to the registration statement of PaineWebber Olympus Fund, SEC File No. 2-94983, filed October 31, 2000.


13/ Incorporated by reference from Post-Effective Amendment No. 16 to the registration statement of PaineWebber Managed Assets Trust, SEC File No. 33-42160, filed October 31, 2000.


14/ Incorporated by reference from Post-Effective Amendment No. 9 to the registration statement, SEC File No. 33-87254, filed September 29, 2000.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

Item 25. INDEMNIFICATION

         Article IX, Section 2 of the Amended and Restated Trust Instrument of PaineWebber PACE Select Advisors Trust ("Trust Instrument") provides that the Registrant will indemnify its trustees, officers, employees, investment managers and administrators and investment advisers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee, officer, employee, investment manager and administrator or investment adviser; provided that (i) no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant, or (ii) no such person shall be indemnified where there has been a settlement, unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; such determination shall be made (A) by the court or other body approving the Settlement, (B) by the vote of at least a majority of those trustees who are neither Interested Persons of the trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).


         "Interested Person" has the meaning provided in the Investment Company Act of 1940, as amended from time to time. Article IX, Section 2(d) of the Trust Instrument also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

         Article IX, Section 1 of the Trust Instrument provides that the trustees and officers of the Registrant (i) shall not be personally liable to any person contracting with, or having a claim against, the Trust, and (ii) shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant.

         Article X, Section 2 of the Trust Instrument provides that, subject to the provisions of Article IX, the trustees shall not be liable for (i) errors of judgment or mistakes of fact or law or (ii) any act or omission made in accordance with advice of counsel or other experts, or (iii) failure to follow such advice, with respect to the meaning and operation of the Trust Instrument.

         Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and By-laws in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

         Section 9 of the Investment Management and Administration Agreement ("Management Agreement") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Management Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Management Agreement. Section 10 of the Management Agreement provides that the Trustees and shareholders shall not be liable for any obligations of the Registrant or any series under the Management Agreement and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees or shareholders.


         Section 6 of each Sub-Advisory Agreement provides that the applicable Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the portfolio, the Registrant or its shareholders or by Mitchell Hutchins in connection with the matters to which such Sub-Advisory Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from its reckless disregard of its obligations and duties under the Management Agreement.


         Section 9 of the Distribution Contract provides that the Registrant will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Registrant, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Contract.


         Section 9 of the Dealer Agreement contains provisions similar to
Section 9 of the Distribution Contract, with respect to PaineWebber Incorporated ("PaineWebber").


         Section 15 of the Distribution Contract contains provisions similar to
Section 10 of the Management Agreement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Mitchell Hutchins is a registered investment adviser and serves as manager for all series of the Trust and investment adviser for PACE Money Market Investments. Mitchell Hutchins is primarily engaged in the investment management business. Information on the officers and directors of Mitchell Hutchins is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference. Mitchell Hutchins, with the approval of the Registrant's board of trustees, selects investment advisers for each series of the Registrant other than PACE Money Market Investments. The following companies, all of which are registered investment advisers, serve as investment advisers for the other series.

         Pacific Investment Management Company LLC ("PIMCO") serves as investment adviser for PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments. PIMCO is primarily engaged in the investment management business. Information on the officers and directors of PIMCO is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-7260) and is incorporated herein by reference.


         Metropolitan West Asset Management, LLC ("MWAM") serves as investment adviser for PACE Intermediate Fixed Income Investments. MWAM is primarily engaged in the investment management business. Information on the officers and directors of MWAM is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-53332) and is incorporated herein by reference.


         Standish, Ayer & Wood, Inc. ("Standish") serves as investment adviser for PACE Municipal Fixed Income Investments. Standish is primarily engaged in the investment management business. Information on the officers and directors of Standish is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-584) and is incorporated herein by reference.


         Rogge Global Partners plc serves as an investment adviser for PACE Global Fixed Income Investments. Rogge Global Partners is primarily engaged in the investment management business. Information on the officers and directors of Rogge Global Partners is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-25482) and is incorporated herein by reference.


         Fischer Francis Trees & Watts, Inc. ("FFTW(NY)")and its affiliates serve as investment advisers for PACE Global Fixed Income Investments. FFTW(NY) and its affiliates are primarily engaged in the investment management business. Information on the officers and directors of FFTW(NY) is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-10577) and is incorporated herein by reference. Information about the affiliates of FFTW(NY) is included in their Form ADVs filed with the SEC and is incorporated herein by reference. The registration number for Fisher Francis Trees & Watts is 801-37205 and the registration number for Fischer Francis Trees & Watts Pte Ltd (Singapore) is 801-56491.


         State Street Global Advisors (SSgA), the investment management division of State Street Bank and Trust Company, serves as an investment adviser for PACE Large Company Value Equity Investments and PACE Large Company Growth Equity Investments. State Street Bank and Trust Company, a Massachusetts bank, currently manages large institutional accounts and collective investment funds. The business, profession, vocation or employment of a substantial nature which each director or officer of State Sstreet Bank and Trust Company is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:


                  Name                                                   Capacity  with  State  Street
                  Business Name and Address*                             Bank and Trust Company
         1.       Tenley E. Albright, MD                                 Director
                  Chairman, Western Resources, Inc.
                  Two Commonwealth Avenue
                  Boston, MA 02116-3134

         2.       MacAlister Booth                                       Director
                  Retired Chairman, President and CEO
                  Polaroid Corporation
                  P.O. Box 428, 68 Barnes Hill Road
                  Concord, MA 01742

         3.       Marshall N. Carter                                     Chairman
                  State Street Bank and Trust Company
                  225 Franklin Street - P.O. Box 351
                  Boston, MA 02110


                                      C-6

         4.       James I. Cash, Jr.                                     Director
                  The James E. Robison Professor of Business
                  Administration
                  Harvard Business School (on sabbatical)
                  c/o Stanford Graduate School of Business
                  518 Memorial Way
                  Stanford University
                  Stanford, CA 94305-5015

         5.       Truman S. Casner                                       Director
                  Partner, Ropes & Gray
                  One International Place - 37th Floor
                  Boston, MA 02110

         6.       Nader F. Darehsori                                     Director
                  Chairman, President and CEO
                  Houghton Mifflin Company
                  222 Berkeley - 5th Floor
                  Boston, MA 02116-3764

         7.       Arthur L. Goldstein                                    Director
                  Chairman and CEO
                  Ionics, Inc.
                  65 Grove Street
                  P.O. Box 9131
                  Watertown, MA 02272-9131

         8.       David P. Gruber                                        Director
                  President and CEO
                  Wyman-Gordon Company
                  244 Worchester Street
                  N. Grafton, MA 01536-8001

         9.       John M. Kucharski                                      Director
                  Chairman and CEO
                  EG&G, Inc.
                  45 William Street
                  Wellesley, MA 02181

         10.      Charles R. LaMantia                                    Director
                  President and CEO
                  Arthur D. Little, Inc.
                  25 Acorn Park
                  Cambridge, MA 02140

         11.      David B. Perini                                        Director
                  Chairman and CEO
                  Perini Corporation
                  73 Mt. Wayte Avenue
                  Framingham, MA 01701

         12.      Dennis J. Picard                                       Director
                  Chairman and CEO
                  Raytheon Company
                  141 Spring Street
                  Lexington, MA 02173


                                      C-7

         13.      Alfred Poe                                             Director
                  CEO, MenuDirect Corp.
                  865 Centennial Avenue
                  Piscataway, NY 08854

         14.      Bernard W. Reznicek                                    Director
                  President, Premier Group;
                  National Director, Utility Markets of Central
                  States Indemnity Company of Omaha
                  1212 N. 96th Street
                  Omaha, NE 68114-2274

         15.      David A. Spina                                         President and CEO
                  State Street Corporation
                  225 Franklin Street - P.O. Box 351
                  Boston, MA 02110

         16.      Diana Chapman Walsh                                    Director
                  President, Wellesley College
                  106 Central Street
                  Wellesley, MA 02181

         17.      Robert E. Weissman                                     Director
                  Chairman and CEO
                  Cognizant Corporation
                  200 Nyala Farms Road
                  Westport. CT 06880


         Institutional Capital Corporation ("ICAP") serves as an investment adviser for PACE Large Company Value Equity Investments. ICAP is primarily engaged in the investment management business. Information on the officers and directors of ICAP is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-40779) and is incorporated herein by reference.


         Westwood Management Corporation ("Westwood") serves as an investment adviser for PACE Large Company Value Equity Investments. Westwood is primarily engaged in the investment management business. Information on the officers and directors of Westwood is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-18727) and is incorporated herein by reference.


         Alliance Capital Management L.P. ("Alliance Capital") serves as an investment adviser for PACE Large Company Growth Equity Investments. Alliance Capital is primarily engaged in the investment management business. Information on the officers and directors of Alliance Capital is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-32361) and is incorporated herein by reference.


         Ariel Capital Management, Inc. ("Ariel") serves as an investment adviser for PACE Small/Medium Company Value Equity Investments. Ariel is primarily engaged in the investment management business. Information on the officers and directors of Ariel is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-18767) and is incorporated herein by reference.


         ICM Asset Management, Inc. ("ICM") serves as an investment adviser for PACE Small/Medium Company Value Equity Investments. ICM is primarily engaged in the investment management business. Information on the officers and directors of ICM is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-16670) and is incorporated herein by reference.

         Delaware Management Company serves as investment adviser for PACE Small/Medium Company Growth Equity Investments. Delaware Management Company is primarily engaged in the investment management business. Information on the officers and directors of Delaware is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-32108) and is incorporated herein by reference.


         Martin Currie Inc. serves as investment adviser for PACE International Equity Investments. Martin Currie Inc. is primarily engaged in the investment management business. Information on the officers and directors of Martin Currie Inc. is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-14261) and is incorporated herein by reference.


         Schroder Investment Management North America Inc. ("SIMNA") serves as investment adviser for PACE International Emerging Markets Equity Investments. SIMNA is primarily engaged in the investment management business. Information on the officers and directors of SIMNA is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-15834) and is incorporated herein by reference.

Item 27. PRINCIPAL UNDERWRITERS

         (a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following other investment companies:

                  ALL-AMERICAN TERM TRUST INC.
                  GLOBAL HIGH INCOME DOLLAR FUND INC.
                  INSURED MUNICIPAL INCOME FUND INC.
                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                  MANAGED HIGH YIELD PLUS FUND INC.
                  MITCHELL HUTCHINS LIR MONEY SERIES
                  MITCHELL HUTCHINS SECURITIES TRUST
                  MITCHELL HUTCHINS SERIES TRUST
                  PAINEWEBBER AMERICA FUND
                  PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
                  PAINEWEBBER INDEX TRUST
                  PAINEWEBBER INVESTMENT SERIES
                  PAINEWEBBER INVESTMENT TRUST
                  PAINEWEBBER INVESTMENT TRUST II
                  PAINEWEBBER MANAGED ASSETS TRUST
                  PAINEWEBBER MANAGED INVESTMENTS TRUST
                  PAINEWEBBER MASTER SERIES, INC.
                  PAINEWEBBER MUNICIPAL SERIES
                  PAINEWEBBER MUTUAL FUND TRUST
                  PAINEWEBBER OLYMPUS FUND
                  PAINEWEBBER SECURITIES TRUST
                  STRATEGIC GLOBAL INCOME FUND, INC.
                  2002 TARGET TERM TRUST INC.

         (b) Mitchell Hutchins is the principal underwriter for the Registrant. PaineWebber acts as dealer for the shares of the Registrant. The directors and officers of Mitchell Hutchins, their principal business addresses and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as trustees or officers of the Registrant.

                                                                      Position and Offices with
Name                            Position With Registrant              Underwriter or Dealer
----                            ------------------------              ---------------------
Margo N. Alexander*             Trustee and President                 Chairman and a Director of Mitchell
                                                                      Hutchins and Executive Vice President
                                                                      and a Director of PaineWebber

Brian M. Storms*                Trustee                               Chief Executive Officer, President and
                                                                      Chief Operating Officer of Mitchell
                                                                      Hutchins.

Amy R. Doberman**               Vice President and Secretary          Senior Vice President and General
                                                                      Counsel of Mitchell Hutchins

Joanne M. Kilkeary***           Vice President and Assistant          Vice President and a Manager of the
                                Treasurer                             Mutual Fund Finance Department of
                                                                      Mitchell Hutchins

John J. Lee***                  Vice President and Assistant          Vice President and a Manager of the
                                Treasurer                             Mutual Fund Finance Department of
                                                                      Mitchell Hutchins

Kevin J. Mahoney***             Vice President and Assistant          First Vice President and a Senior
                                Treasurer                             Manager of the Mutual Fund Finance
                                                                      Department of Mitchell Hutchins

Ann E. Moran***                 Vice President and Assistant          Vice President and a Manager of the
                                Treasurer                             Mutual Fund Finance Department of
                                                                      Mitchell Hutchins

Dianne E. O'Donnell**           Vice President and Assistant          Senior Vice President and Deputy General
                                Secretary                             Counsel of Mitchell Hutchins

Paul H. Schubert***             Vice President and Treasurer          Senior Vice President and the Director
                                                                      of the Mutual Fund Finance Department of
                                                                      Mitchell Hutchins

Barney A. Taglialatela***       Vice President and Assistant          Vice President and a Manager of the
                                Treasurer                             Mutual Fund Finance Department of
                                                                      Mitchell Hutchins

Keith A. Weller**               Vice President and Assistant          First Vice President and Senior Associate
                                Secretary                             General Counsel of Mitchell Hutchins


-------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.

         (c) None.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

         The books and other documents required by paragraphs (b)(4), (c) and
(d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Mitchell Hutchins at 1285 Avenue of the Americas, New York, New York 10019-6028 and 51 West 52nd Street, New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29. MANAGEMENT SERVICES

         Not applicable.

Item 30. UNDERTAKINGS

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 9th day of November, 2000.

                               PAINEWEBBER PACE SELECT ADVISORS TRUST

                               By:      /s/ Dianne E. O'Donnell
                                        --------------------------------------
                                        Dianne E. O'Donnell
                                        Vice President and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                           Title                                        Date
---------                                           -----                                        ----
/s/ Margo N. Alexander                              President and Trustee                        November 9, 2000
------------------------------------                (Chief Executive Officer)
Margo N. Alexander *

/s/ David J. Beaubien                               Trustee                                      November 9, 2000
------------------------------------
David J. Beaubien *

/s/ E. Garrett Bewkes, Jr.                          Trustee                                      November 9, 2000
------------------------------------
E. Garrett Bewkes, Jr. *

/s/ William W. Hewitt, Jr.                          Trustee                                      November 9, 2000
------------------------------------
William W. Hewitt, Jr. *

/s/ Morton L. Janklow                               Trustee                                      November 9, 2000
------------------------------------
Morton L. Janklow *

/s/ Brian M. Storms                                 Trustee                                      November 9, 2000
------------------------------------
Brian M. Storms *

/s/ William D. White                                Trustee                                      November 9, 2000
------------------------------------
William D. White *

/s/ M. Cabell Woodward, Jr.                         Trustee                                      November 9, 2000
------------------------------------
M. Cabell Woodward, Jr. *

/s/ Paul H. Schubert                                Vice President and Treasurer (Chief          November 9, 2000
------------------------------------                Financial and Accounting Officer)
Paul H. Schubert


----------
* Signatures affixed by Elinor W. Gammon pursuant to powers of attorney dated September 12, 2000 and incorporated by reference from Exhibit 16 to Post-Effective Amendment No. 9 of the Registrant, SEC File No. 33-87254, filed September 29, 2000.

                     PAINEWEBBER PACE SELECT ADVISORS TRUST

                                  EXHIBIT INDEX

Exhibit
Number
------

         (1)      (a)      Certificate of Business Trust effective September 9,
                           1994 1/

                  (b)      Amended and Restated Trust Instrument 2/


         (2)      Amended and Restated By-Laws 2/


         (3) Instruments defining the rights of holders of Registrant's shares of beneficial interest 3/


         (4)      (a)      Investment Management and Administration Agreement 4/


                  (b) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Government Securities Fixed Income Investments dated as of October 10, 2000 2/


                  (c) Sub-Advisory Agreement with Metropolitan West Asset Management LLC with respect to PACE Intermediate Fixed Income Investments dated as of October 10, 2000 2/


                  (d) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to PACE Strategic Fixed Income Investments dated as of May 5, 2000 2/


                  (e) Sub-Advisory Agreement with Standish, Ayer & Wood, Inc. with respect to PACE Municipal Fixed Income Investments dated as of October 10, 2000 2/


                  (f) Sub-Advisory Agreement with Rogge Global Partners plc with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/


                  (g) Sub-Advisory Agreement with Fischer Francis Trees & Watts, Inc. with respect to PACE Global Fixed Income Investments dated as of October 10, 2000 2/


                  (h) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Value Equity Investments dated as of October 10, 2000 2/


                  (i) Sub-Advisory Agreement with Institutional Capital Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/


                  (j) Sub-Advisory Agreement with Westwood Management Corporation with respect to PACE Large Company Value Equity Investments dated as of July 1, 2000 2/


                  (k) Sub-Advisory Agreement with Alliance Capital Management L.P. with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/


                  (l) Sub-Advisory Agreement with State Street Global Advisors with respect to PACE Large Company Growth Equity Investments dated as of October 10, 2000 2/

                  (m) Sub-Advisory Agreement with Ariel Capital Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 4, 1999 1/


                  (n) Sub-Advisory Agreement with ICM Asset Management, Inc. with respect to PACE Small/Medium Company Value Equity Investments dated as of October 10, 2000 2/


                  (o) Sub-Advisory Agreement with Delaware Management Company with respect to PACE Small/Medium Company Growth Equity Investments dated as of December 16, 1996 6/


                  (p) Sub-Advisory Agreement with Martin Currie Inc. with respect to PACE International Equity Investments dated as of October 10, 2000 (filed herewith)


                  (q) Sub-Advisory Agreement with Schroder Investment Management North America Inc. with respect to PACE International Emerging Markets Equity Investments dated as of June 15, 1995 4/


         (5)      (a)      Distribution Contract 2/


                  (b)      Dealer Agreement 2/

         (6)      Bonus, profit sharing or pension plans - none

         (7)      Custodian Agreement 1/

         (8)      Transfer Agency Agreement 5/


         (9) Opinions and consents of Counsel on legality of shares (filed herewith)


         (10) Other opinions, appraisals, rulings and consents: Auditors' consent (filed herewith)

         (11)     Financial Statements omitted from prospectus - none

         (12)     Letter of investment intent 7/

         (13)     Plan pursuant to Rule 12b-1

                  (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares 2/


                  (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 2/


                  (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 2/


         (14)        Plan pursuant to Rule 18f-3 2/

         (15)       Code of Ethics

                  (a) Code of Ethics for Registrant and Mitchell Hutchins Asset Management Inc. (manager and principal distributor) 8/


                  (b) Code of Ethics for Pacific Investment Management Company LLC 9/


                  (c) Code of Ethics for Metropolitan West Asset Management LLC 10/


                  (d) Code of Ethics for Standish, Ayer & Wood, Inc. (filed herewith)


                  (e) Code of Ethics for Rogge Global Partners plc (filed herewith)


                  (f) Code of Ethics for Fischer Francis Trees & Watts, Inc. and its affiliates (filed herewith)


                  (g)      Code of Ethics for State Street Global Advisors 11/


                  (h)      Code of Ethics for Institutional Capital Corporation
                           11/


                  (i)      Code of Ethics for Westwood Management Corporation
                           11/


                  (j)      Code of Ethics for Alliance Capital Management L.P.
                           12/

                  (k)      Code of Ethics for Ariel Capital Management, Inc. 9/


                  (l)      Code of Ethics for ICM Asset Management, Inc. 9/


                  (m)      Code of Ethics for Delaware Management Company 13/


                  (n) Code of Ethics for Martin Currie Inc. (filed herewith)


                  (o) Code of Ethics for Schroder Investment Management North America Inc. 10/


         (16) Powers of Attorney for Ms. Alexander and Messrs. Beaubien, Bewkes, Hewitt, Janklow, Storms, White and Woodward 14/

-----------------

1/ Incorporated by reference from Post-Effective Amendment No. 8 to registration statement, SEC File No. 33-87254, filed December 1, 1999.


2/ Incorporated by reference from Registrant's N-14 registration statement for the series designated PACE Intermediate Fixed Income Investments, SEC 333-49052, filed November 1, 2000.

3/ Incorporated by reference from Articles IV, VI, IX and X of Registrant's Trust Instrument and from Articles V and IX of Registrant's By-Laws.

4/ Incorporated by reference from Post-Effective Amendment No. 1 to registration statement, SEC File No. 33-87254, filed February 23, 1996.


5/ Incorporated by reference from Post-Effective Amendment No. 2 to registration statement, SEC File No. 33-87254, filed October 16, 1996.


6/ Incorporated by reference from Post-Effective Amendment No. 4 to registration statement, SEC File No. 33-87254, filed November 13, 1997.


7/ Incorporated by reference from Registrant's N-1A registration statement, SEC File No. 33-87254, filed June 19, 1995.


8/ Incorporated by reference from Post-Effective Amendment No. 29 to registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed June 27, 2000.


9/ Incorporated by reference from Post-Effective Amendment No. 27 to the registration statement of PaineWebber Securities Trust, SEC File No. 33-55374, filed October 31, 2000.


10/ Incorporated by reference from Post-Effective Amendment No. 68 to the registration statement of PaineWebber Managed Investments Trust, SEC File No. 2-91362, filed October 31, 2000.

11/ Incorporated by reference from Post-Effective Amendment No. 46 to the registration statement of PaineWebber America Fund, SEC File No. 2-78626, filed October 31, 2000.


12/ Incorporated by reference from Post-Effective Amendment No. 42 to the registration statement of PaineWebber Olympus Fund, SEC File No. 2-94983, filed October 31, 2000.


13/ Incorporated by reference from Post-Effective Amendment No. 16 to the registration statement of PaineWebber Managed Assets Trust, SEC File No. 33-42160, filed October 31, 2000.


14/ Incorporated by reference from Post-Effective Amendment No. 9 to the registration statement, SEC File No. 33-87254, filed September 29, 2000.